UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Allspring Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Matthew Prasse

Allspring Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: August 31

Registrant is making a filing for 10 of its series:

Allspring Managed Account CoreBuilder® Shares - Series CP, Allspring Adjustable Rate Government Fund, Allspring Conservative Income Fund, Allspring Government Securities Fund, Allspring High Yield Bond Fund, Allspring Core Plus Bond Fund, Allspring Short Duration Government Bond Fund, Allspring Short-Term Bond Plus Fund, Allspring Short-Term High Yield Bond Fund, Allspring Ultra Short-Term Income Fund

Date of reporting period: August 31, 2022

ITEM 1. REPORT TO STOCKHOLDERS

Annual Report
August 31, 2022
Allspring
Adjustable Rate Government Fund

The views expressed and any forward-looking statements are as of August 31, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Adjustable Rate Government Fund for the 12-month period that ended August 31, 2022. Globally, stocks and bonds experienced heightened volatility through the period. Non-U.S. securities fared the worst as the global economy faced multiple challenges. Bonds had historically poor performance during a difficult period, with major fixed income indexes all falling substantially for the 12-month period. The performance of non-U.S. investments was worsened by the strong U.S. dollar.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were wiped away by the highest rate of inflation in four decades, the impact of aggressive central bank rate hikes, more highly contagious COVID-19 variants, and the Russia-Ukraine war. The already-significant global supply-chain disruptions were compounded by China’s COVID-19 lockdowns.
For the 12-month period, both stocks and bonds registered significant losses, with U.S. large-cap stocks faring better overall than non-U.S. developed market equities and emerging market stocks. Fixed income securities were also deeply in the red, in a period of high inflation and sharply rising interest rates. For the period, U.S. stocks, based on the S&P 500 Index,1 lost 11.23%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -19.52%, while the MSCI EM Index (Net) (USD)3 had weaker performance with a decline of  21.80%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -11.52%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 tumbled 22.05%, the Bloomberg Municipal Bond Index6 declined 8.63%, and the ICE BofA U.S. High Yield Index7 fell 10.41%.
Rising inflation, COVID, and the Russian invasion of Ukraine drove market performance.
Global financial assets, except for commodities, began the period with a broad retreat in September 2021, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply-chain disruptions along with rising energy and food prices. Meanwhile, the Federal Reserve (Fed) indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional debt ceiling showdown, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
Elevated inflation pressures and the global supply bottleneck continued in October, but strong earnings provided a bright spot in the U.S., the eurozone, and many Asian countries. Government bond yields rose globally as central banks prepared to tighten monetary policy. Commodity prices continued to rise, driven by sharply higher energy costs.
“ Global financial assets, except for commodities, began the period with a broad retreat in September 2021, as concerns over inflation and the interest rate outlook depressed investor confidence.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Adjustable Rate Government Fund

Letter to shareholders (unaudited)
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury inflation-protected securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the U.S. Consumer Price Index (CPI),1 a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were adversely affected by the increased likelihood of multiple rate hikes in 2022.
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with ongoing high levels of volatility in March along with mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and signs of economic resilience accompanying higher prices.
In April, market volatility continued, with deepening losses across major capital markets, as both the S&P 500 and MSCI ACWI (Net)2 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak, creating a global ripple effect that compounded existing supply shortages. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
Market volatility continued in May, although markets recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation and geopolitical tensions that exacerbated high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with broad expectations of multiple rate hikes to come. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. The U.S. recorded a 3.6% unemployment rate, although labor market participation remained low. U.S. retail sales for April, released in May, indicated a fourth consecutive monthly increase, reflecting continued consumer resilience.
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
[2]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

Allspring Adjustable Rate Government Fund  |  3

Letter to shareholders (unaudited)
A historically bad year in financial markets continued in June with stocks posting further losses enroute to their worst first half of a year in 50 years. Bonds didn't fare much better. Driving the losses were the same factors that have been at play: rising global inflation and fears of recession as central banks increase rates to try to curb inflation, which climbed above 9% in June in the U.S. The Fed raised its short-term rate by another 0.75% in June. Meanwhile, U.S. economic data showed resilience as the U.S. unemployment rate held steady at 3.6% and the housing market was only marginally affected, so far, by sharply higher mortgage rates.
Markets rebounded in July, led by U.S. stocks. While evidence began to point to an economic slowdown, and possibly a recession after two consecutive quarters of economic contraction, the U.S. labor market remained surprisingly robust: July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices, major contributors to recent overall inflation, fell substantially from earlier highs. And while U.S. housing market data indicated a continued rise in home prices, home sales fell as houses became less affordable with mortgage rates at a 13-year high. The Fed raised the federal funds rate another 0.75% in July—to a range of 2.25% to 2.50%—and forecasts pointed to continued rate increases..
August was yet another broadly challenging month for financial markets, with more red ink flowing. Inflation persisted at historically high levels, cresting 9% in the eurozone and remaining above 8% in the U.S. despite the Fed’s aggressive monetary policy and a major drop in global crude oil and gasoline prices from their earlier peaks. The hint of a silver lining—and a questionable one—was the continued resilience of the U.S. jobs market. However, the dark smudge on that silver lining was the increased likelihood of further Fed rate hikes: The Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act. Its primary stated goals include: to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

4  |  Allspring Adjustable Rate Government Fund

This page is intentionally left blank.

Performance highlights (unaudited)
Investment objective	The Fund seeks current income consistent with capital preservation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Christopher Y. Kauffman, CFA®‡, Michal Stanczyk
Average annual total returns (%) as of August 31, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (ESAAX)	6-30-2000	-2.65	0.64	0.45	-0.69 ♠	1.04	0.66	0.83	0.75
Class C (ESACX)	6-30-2000	-2.08	0.38	0.04	-1.08	0.38	0.04	1.58	1.50
Administrator Class (ESADX)	7-30-2010	–	–	–	-0.67	1.18	0.80	0.77	0.61
Institutional Class (EKIZX)	10-1-1991	–	–	–	-0.53	1.30	0.93	0.50	0.47
Bloomberg 6-Month Treasury Bill Index[3]	–	–	–	–	0.23	1.23	0.81	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
♠	Total return differs from the return in the Financial Highlights in this report. The total return presented is calculated based on the Net Asset Value (NAV) at which the shareholder transactions were processed. The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.
[2]	The manager has contractually committed through December 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.74% for Class A, 1.49% for Class C, 0.60% for Administrator Class, and 0.46% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	The Bloomberg 6-Month Treasury Bill Index tracks the performance and attributes of recently issued 6-Month U.S. Treasury bills. The index follows Bloomberg monthly rebalancing conventions. You cannot invest directly in an index.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to mortgage- and asset-backed securities risk. The U.S. government guarantee applies to certain underlying securities and not to shares of the Fund. Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Adjustable Rate Government Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of August 31, 20221
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg 6-Month Treasury Bill Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.

Allspring Adjustable Rate Government Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed its benchmark, the Bloomberg 6-Month Treasury Bill Index, for the 12-month period that ended August 31, 2022.
■	The largest detractor came from the Fund’s allocation to floating-rate agency collateralized mortgage obligations (CMOs) and private-label CMOs, as both sectors experienced significant spread widening over the 12-month period. Allocations to Federal Family Education Loan Program (FFELP) student loan asset-backed securities (ABS) and certain fixed-rate CMOs also detracted from performance to a lesser degree.
■	An allocation to post-reset adjustable-rate mortgages (ARMs) modestly contributed to performance. During the period, the Fund reduced its allocation to post-reset ARMs in favor of floating-rate CMOs given valuations. The Fund’s short duration position relative to the benchmark was the primary contributor to performance as rates rose materially during the period. The Fund’s duration during the period increased from 0.2 to 0.4 years as we covered duration underweights to the intermediate part of the yield curve.
It was a year of mounting pressures.
The U.S. economy slowed significantly over the past 12 months and entered a technical recession as real growth contracted at a -1.6% and -0.9% rate in the first and second quarters of 2022, respectively. While the headline numbers were concerning, nominal growth was robust as consumers and businesses remained healthy primarily due to the tailwinds brought about by the historic amount of fiscal and monetary stimulus in response to the pandemic. Unemployment circled back to its pre-COVID-19-cycle low of 3.5% and the labor market recovered all of the lost jobs from the pandemic. With the U.S. labor force participation rate sitting below pre-COVID-19 levels, the labor market was uncomfortably tight, which put significant upward pressure on wages.
Ten largest holdings (%) as of August 31, 2022[1]
FHLMC Series 350 Class F2, 2.06%, 9-15-2040	1.37
FHLMC, 3.17%, 9-1-2036	1.35
FHLMC, 2.79%, 7-1-2038	1.35
FRESB Mortgage Trust Series 2022-SB94 Class A5H, 1.72%, 11-25-2041	1.25
FNMA Series 2017-M9 Class F, 2.92%, 5-25-2029	1.06
FNMA Series 2016-40 Class AF, 2.16%, 7-25-2046	1.03
FNMA Series 2016-40 Class PF, 2.16%, 7-25-2046	0.98
FHLMC Series 4915 Class FE, 2.11%, 2-15-2038	0.93
FNMA Series 2002-66 Class A3, 3.76%, 4-25-2042	0.92
FNMA Series 2021-85 Class EF, 1.24%, 12-25-2051	0.89
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
The pandemic gradually shifted into the endemic phase, but consumer sentiment plummeted as elevated geopolitical tensions, persistently high inflation, and the possibility of a recession weighed heavily on the hearts and minds of consumers. Consumption was strong despite record-low sentiment supported by still-large excess savings. However, the consumption outlook is becoming increasingly negative as the savings rate and real disposable income have consistently dropped while revolving credit use has steadily increased.
Price pressures rapidly accelerated and broadened, which prompted the Federal Reserve (Fed) to embark on a historically brisk pace of monetary tightening. The Fed increased the federal funds rate a total of 225 basis points (bps; 100 bps equals 1.00%) and began balance sheet reduction with additional monetary tightening set to come in the remainder of the year. Interest-rate-sensitive sectors, such as housing and manufacturing, have rapidly deteriorated as a result, but this in turn has alleviated supply chain pressures via reduced aggregate demand. Looking ahead, inflation, especially in goods, is expected to ease, but persistent services inflation amid a tight labor market and resiliently strong consumer demand risks keeping inflation higher for longer.
The Fund was predominantly invested in adjustable-rate residential mortgage securities.
The Fund remains defensively positioned with a significant out-of-benchmark allocation to ARMs and floating-rate CMOs that have frequent rate resets and are generally indexed to the 1-month London Interbank Offered Rate (LIBOR), 1-month SOFR, 1-year Treasury Constant Maturity Rate, and the 12-month LIBOR. During the period, the Fund underperformed the benchmark due to wider spreads on agency and private-label CMOs as well as FFELP student loan ABS. The Fund's duration increased from 0.2 to 0.4 years during the reporting period. We continued to see value in certain monthly reset floating-rate CMOs and ABS.

8  |  Allspring Adjustable Rate Government Fund

Performance highlights (unaudited)
Portfolio composition as of August 31, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. Allocations are subject to change and may have changed since the date specified.
Outlook
U.S. markets have begrudgingly accepted the reality that the Fed likely has more work to do in order to tame inflation and that rates will stay in restrictive territory for longer. We see this acceptance as healthy, if overdue, and we feel that markets have now priced in a more realistic set of assumptions. This allows us to become more comfortable looking for opportunities to add to duration from the neutral posture we have held for much of 2022. We do not expect an immediate recession in the U.S. in 2022, but we believe that growth trends and credit conditions will continue to weaken, pressuring spreads wider as inflation and the Fed’s efforts to combat it remain a substantial challenge for the economy. We will remain vigilant in our focus on risk exposure, and we continue to believe that while prudence is always warranted, that is especially true at this point in the cycle.

Allspring Adjustable Rate Government Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2022 to August 31, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 3-1-2022	Ending account value 8-31-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 993.74	$3.72	0.74%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.48	$3.77	0.74%
Class C
Actual	$1,000.00	$ 991.71	$5.82	1.16%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.36	$5.90	1.16%
Administrator Class
Actual	$1,000.00	$ 994.44	$3.02	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$3.06	0.60%
Institutional Class
Actual	$1,000.00	$ 995.13	$2.31	0.46%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.89	$2.35	0.46%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half-year period).

10  |  Allspring Adjustable Rate Government Fund

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Agency securities: 85.22%
FHLMC (11th District COFI +1.25%) ±	1.55%	1-1-2030	$ 1,616	$ 1,561
FHLMC (11th District COFI +1.25%) ±	1.55	1-1-2030	375	362
FHLMC (11th District COFI +1.25%) ±	1.55	7-1-2030	83,988	81,024
FHLMC (11th District COFI +1.28%) ±	1.65	2-1-2035	28,946	28,490
FHLMC (12 Month LIBOR +1.51%) ±	1.76	2-1-2037	43,685	43,353
FHLMC (30 Day Average U.S. SOFR +0.26%) ±	1.81	7-1-2031	3,500,000	3,492,577
FHLMC (12 Month LIBOR +1.73%) ±	1.98	1-1-2035	153,491	152,432
FHLMC (12 Month LIBOR +1.74%) ±	1.99	12-1-2036	146,260	149,452
FHLMC (12 Month LIBOR +1.78%) ±	2.03	11-1-2035	110,953	113,600
FHLMC (1 Year Treasury Constant Maturity +1.99%) ±	2.11	11-1-2034	156,461	153,910
FHLMC (1 Year Treasury Constant Maturity +2.03%) ±	2.12	3-1-2025	8,063	7,968
FHLMC (12 Month Treasury Average +1.90%) ±	2.12	5-1-2028	81,577	80,659
FHLMC (12 Month LIBOR +1.73%) ±	2.16	5-1-2037	502,167	510,705
FHLMC (1 Year Treasury Constant Maturity +0.85%) ±	2.17	4-1-2030	11,666	11,497
FHLMC (12 Month LIBOR +1.67%) ±	2.17	8-1-2035	115,865	115,589
FHLMC (12 Month LIBOR +1.99%) ±	2.24	7-1-2036	192,921	191,717
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	2.27	9-1-2033	47,616	49,270
FHLMC (12 Month LIBOR +1.85%) ±	2.28	9-1-2036	218,108	220,995
FHLMC (1 Year Treasury Constant Maturity +1.87%) ±	2.31	5-1-2035	232,347	229,359
FHLMC (1 Year Treasury Constant Maturity +2.22%) ±	2.34	12-1-2033	289,933	285,495
FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	2.35	2-1-2034	238,761	233,875
FHLMC (1 Year Treasury Constant Maturity +2.28%) ±	2.35	10-1-2036	111,962	110,779
FHLMC (12 Month LIBOR +1.80%) ±	2.35	9-1-2037	141,129	144,545
FHLMC (12 Month LIBOR +1.78%) ±	2.35	9-1-2037	157,233	160,488
FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	2.36	2-1-2034	36,135	35,439
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	2.36	1-1-2037	27,091	27,805
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	2.37	12-1-2034	112,970	111,239
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	2.38	5-1-2034	28,751	29,177
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	2.38	2-1-2036	157,916	157,549
FHLMC (1 Year Treasury Constant Maturity +2.10%) ±	2.38	10-1-2037	333,943	335,842
FHLMC (1 Year Treasury Constant Maturity +2.27%) ±	2.40	11-1-2029	27,773	27,378
FHLMC (1 Year Treasury Constant Maturity +2.40%) ±	2.40	7-1-2031	39,407	38,999
FHLMC (1 Year Treasury Constant Maturity +2.40%) ±	2.40	9-1-2031	29,405	29,065
FHLMC (1 Year Treasury Constant Maturity +2.28%) ±	2.41	1-1-2035	144,176	142,216
FHLMC (12 Month LIBOR +1.82%) ±	2.42	5-1-2039	219,757	219,586
FHLMC (12 Month LIBOR +1.81%) ±	2.43	4-1-2035	562,793	570,864
FHLMC (1 Year Treasury Constant Maturity +2.19%) ±	2.45	6-1-2036	296,238	302,326
FHLMC (1 Year Treasury Constant Maturity +2.36%) ±	2.46	2-1-2035	265,554	261,199
FHLMC (1 Year Treasury Constant Maturity +2.24%) ±	2.47	4-1-2036	129,849	129,335
FHLMC (1 Year Treasury Constant Maturity +2.16%) ±	2.48	6-1-2033	268,029	263,306
FHLMC (6 Month LIBOR +1.68%) ±	2.49	1-1-2037	404,513	409,791
FHLMC (1 Year Treasury Constant Maturity +2.29%) ±	2.50	11-1-2027	175,710	174,285
FHLMC (12 Month LIBOR +1.85%) ±	2.51	7-1-2038	614,107	626,494
FHLMC (1 Year Treasury Constant Maturity +2.24%) ±	2.55	8-1-2027	2,723	2,689
FHLMC (1 Year Treasury Constant Maturity +2.20%) ±	2.55	1-1-2037	342,467	335,837
FHLMC (12 Month LIBOR +1.79%) ±	2.55	1-1-2040	1,148,730	1,175,353
FHLMC (2 Year Treasury Constant Maturity +2.44%) ±	2.57	8-1-2029	6,032	5,989
FHLMC (12 Month LIBOR +1.84%) ±	2.59	4-1-2037	188,078	192,829
FHLMC (U.S. Treasury H15 Treasury Bill 6 Month Auction High Discount +1.75%) ±	2.60	1-1-2023	815	815
FHLMC (1 Year Treasury Constant Maturity +2.48%) ±	2.60	6-1-2030	18,646	18,350
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	2.60	4-1-2038	329,763	336,303
FHLMC (12 Month LIBOR +1.91%) ±	2.61	3-1-2032	153,512	152,170
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	2.62	4-1-2023	12,241	12,145
The accompanying notes are an integral part of these financial statements.

Allspring Adjustable Rate Government Fund  |  11

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FHLMC (3 Year Treasury Constant Maturity +2.44%) ±	2.62%	5-1-2032	$ 74,215	$ 73,978
FHLMC (1 Year Treasury Constant Maturity +2.00%) ±	2.62	8-1-2033	424,480	419,054
FHLMC (1 Year Treasury Constant Maturity +2.49%) ±	2.64	12-1-2032	56,197	55,399
FHLMC (12 Month LIBOR +1.64%) ±	2.64	6-1-2050	2,587,719	2,443,902
FHLMC (1 Year Treasury Constant Maturity +2.55%) ±	2.67	9-1-2029	19,960	19,657
FHLMC (6 Month LIBOR +1.42%) ±	2.67	2-1-2037	1,591	1,608
FHLMC (1 Year Treasury Constant Maturity +2.35%) ±	2.69	4-1-2034	148,187	145,650
FHLMC (12 Month LIBOR +2.06%) ±	2.70	3-1-2038	566,615	581,208
FHLMC (12 Month LIBOR +1.62%) ±	2.71	7-1-2045	530,164	536,329
FHLMC (12 Month LIBOR +1.88%) ±	2.72	4-1-2037	128,305	130,765
FHLMC (1 Year Treasury Constant Maturity +2.48%) ±	2.73	10-1-2024	16,450	16,351
FHLMC (1 Year Treasury Constant Maturity +2.48%) ±	2.73	10-1-2025	4,446	4,419
FHLMC (1 Year Treasury Constant Maturity +2.48%) ±	2.73	2-1-2030	21,106	20,883
FHLMC (12 Month LIBOR +1.93%) ±	2.74	4-1-2035	495,750	495,639
FHLMC (1 Year Treasury Constant Maturity +2.52%) ±	2.75	11-1-2029	45,133	43,977
FHLMC (12 Month LIBOR +1.80%) ±	2.76	10-1-2043	2,824,675	2,880,685
FHLMC (12 Month Treasury Average +2.52%) ±	2.77	6-1-2028	21,210	20,903
FHLMC (1 Year Treasury Constant Maturity +2.34%) ±	2.79	4-1-2032	989,867	996,741
FHLMC (1 Year Treasury Constant Maturity +2.26%) ±	2.79	2-1-2036	2,196,584	2,243,907
FHLMC (6 Month LIBOR +1.83%) ±	2.79	6-1-2037	133,114	131,508
FHLMC (1 Year Treasury Constant Maturity +2.26%) ±	2.79	7-1-2038	5,857,079	5,989,184
FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	2.80	4-1-2034	83,340	81,780
FHLMC (1 Year Treasury Constant Maturity +2.40%) ±	2.80	1-1-2037	661,651	679,727
FHLMC (1 Year Treasury Constant Maturity +2.44%) ±	2.82	4-1-2029	26,878	26,454
FHLMC (12 Month LIBOR +1.83%) ±	2.84	6-1-2043	3,155,670	3,243,603
FHLMC (1 Year Treasury Constant Maturity +2.40%) ±	2.87	11-1-2029	82,710	81,743
FHLMC (12 Month LIBOR +1.80%) ±	2.87	8-1-2037	744,720	760,842
FHLMC (12 Month LIBOR +1.62%) ±	2.87	11-1-2047	2,586,409	2,529,521
FHLMC (12 Month Treasury Average +2.46%) ±	2.89	10-1-2029	59,474	58,980
FHLMC (1 Year Treasury Constant Maturity +2.37%) ±	2.90	2-1-2034	1,674,330	1,698,227
FHLMC (1 Year Treasury Constant Maturity +2.27%) ±	2.90	9-1-2038	2,077,523	2,126,447
FHLMC (1 Year Treasury Constant Maturity +2.36%) ±	2.91	1-1-2028	1,002	993
FHLMC (1 Year Treasury Constant Maturity +2.61%) ±	2.91	9-1-2030	39,082	37,959
FHLMC (6 Month LIBOR +2.12%) ±	2.91	5-1-2037	20,936	20,693
FHLMC (1 Year Treasury Constant Maturity +2.31%) ±	2.92	7-1-2031	112,043	109,994
FHLMC (1 Year Treasury Constant Maturity +2.48%) ±	2.93	6-1-2030	55,841	54,771
FHLMC (1 Year Treasury Constant Maturity +2.29%) ±	2.94	9-1-2033	144,037	141,744
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	2.95	6-1-2035	32,004	32,759
FHLMC (6 Month LIBOR +1.73%) ±	2.98	6-1-2024	1,821	1,807
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	2.98	4-1-2037	1,165,087	1,195,973
FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	2.98	5-1-2038	273,676	270,718
FHLMC (12 Month LIBOR +1.75%) ±	3.02	4-1-2035	80,564	82,656
FHLMC (11th District COFI +2.29%) ±	3.04	12-1-2025	2,014	2,012
FHLMC (1 Year Treasury Constant Maturity +2.04%) ±	3.05	12-1-2035	237,607	234,348
FHLMC (12 Month LIBOR +1.77%) ±	3.05	8-1-2042	166,951	172,467
FHLMC (1 Year Treasury Constant Maturity +2.69%) ±	3.10	5-1-2028	67,878	66,917
FHLMC (1 Year Treasury Constant Maturity +2.38%) ±	3.10	6-1-2035	360,120	364,848
FHLMC (6 Month LIBOR +2.13%) ±	3.11	6-1-2026	222,949	220,708
FHLMC (1 Year Treasury Constant Maturity +2.36%) ±	3.12	1-1-2028	6,559	6,514
FHLMC (1 Year Treasury Constant Maturity +2.34%) ±	3.12	10-1-2033	363,863	359,717
FHLMC (12 Month LIBOR +1.77%) ±	3.14	10-1-2036	170,085	174,240
FHLMC (1 Year Treasury Constant Maturity +2.26%) ±	3.17	9-1-2036	5,822,207	5,992,191
FHLMC (U.S. Treasury H15 Treasury Bill 6 Month Auction High Discount +1.94%) ±	3.19	7-1-2024	6,649	6,655
FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	3.23	4-1-2034	62,358	61,840
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Adjustable Rate Government Fund

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FHLMC (1 Year Treasury Constant Maturity +2.17%) ±	3.23%	5-1-2037	$ 20,849	$ 20,784
FHLMC (12 Month LIBOR +1.61%) ±	3.23	7-1-2044	96,117	97,240
FHLMC (1 Year Treasury Constant Maturity +2.24%) ±	3.24	3-1-2027	23,688	23,515
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	3.25	5-1-2034	103,679	102,810
FHLMC (12 Month LIBOR +1.75%) ±	3.26	5-1-2033	117,452	116,903
FHLMC (1 Year Treasury Constant Maturity +2.28%) ±	3.29	7-1-2034	139,785	137,590
FHLMC (1 Year Treasury Constant Maturity +2.31%) ±	3.33	7-1-2027	154,013	153,450
FHLMC (11th District COFI +2.57%) ±	3.35	12-1-2025	61,773	61,610
FHLMC (1 Year Treasury Constant Maturity +2.36%) ±	3.36	4-1-2038	600,361	596,627
FHLMC (12 Month LIBOR +1.87%) ±	3.37	5-1-2035	19,511	19,456
FHLMC (3 Year Treasury Constant Maturity +2.83%) ±	3.39	6-1-2035	247,986	246,839
FHLMC (1 Year Treasury Constant Maturity +2.40%) ±	3.44	7-1-2029	29,791	29,638
FHLMC (1 Year Treasury Constant Maturity +2.68%) ±	3.44	9-1-2030	21,953	21,785
FHLMC (5 Year Treasury Constant Maturity +2.44%) ±	3.57	8-1-2027	20,002	19,720
FHLMC (12 Month LIBOR +1.77%) ±	3.59	10-1-2035	390,835	388,272
FHLMC (1 Year Treasury Constant Maturity +2.60%) ±	3.60	6-1-2032	119,839	118,909
FHLMC (1 Year Treasury Constant Maturity +2.49%) ±	3.61	6-1-2035	146,447	145,540
FHLMC (12 Month LIBOR +1.75%) ±	3.70	6-1-2033	166,810	166,394
FHLMC (1 Year Treasury Constant Maturity +2.43%) ±	3.93	6-1-2025	21,276	21,064
FHLMC (1 Year Treasury Constant Maturity +2.48%) ±	3.93	6-1-2030	150,014	148,746
FHLMC (3 Year Treasury Constant Maturity +2.40%) ±	3.97	5-1-2031	60,506	60,697
FHLMC	4.00	7-1-2029	888,389	887,996
FHLMC (12 Month LIBOR +1.77%) ±	4.02	6-1-2035	126,991	125,638
FHLMC (11th District COFI +1.25%) ±	4.08	11-1-2030	9,428	9,158
FHLMC (6 Month LIBOR +3.83%) ±	4.21	11-1-2026	13,586	13,464
FHLMC (1 Year Treasury Constant Maturity +2.22%) ±	4.22	8-1-2033	14,604	14,453
FHLMC (1 Year Treasury Constant Maturity +2.47%) ±	4.22	7-1-2034	96,260	95,204
FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	4.23	11-1-2026	36,529	36,319
FHLMC (1 Year Treasury Constant Maturity +2.35%) ±	4.35	7-1-2038	139,401	138,506
FHLMC (5 Year Treasury Constant Maturity +2.13%) ±	4.50	8-1-2029	6,251	6,309
FHLMC	5.00	10-1-2022	149	152
FHLMC Multifamily Structured Pass-Through Certificates Series KF112 Class AS (30 Day Average U.S. SOFR +0.23%) ±	1.78	4-25-2031	1,332,055	1,310,773
FHLMC Multifamily Structured Pass-Through Certificates Series KF114 Class AS (30 Day Average U.S. SOFR +0.22%) ±	1.77	5-25-2031	917,392	901,971
FHLMC Multifamily Structured Pass-Through Certificates Series KF46 Class A (1 Month LIBOR +0.22%) ±	2.58	3-25-2028	183,825	181,766
FHLMC Multifamily Structured Pass-Through Certificates Series KF65 Class A (1 Month LIBOR +0.52%) ±	2.88	7-25-2029	994,996	989,828
FHLMC Multifamily Structured Pass-Through Certificates Series KF84 Class AL (1 Month LIBOR +0.30%) ±	2.66	7-25-2030	1,321,849	1,306,850
FHLMC Multifamily Structured Pass-Through Certificates Series KF85 Class AL (1 Month LIBOR +0.30%) ±	2.66	8-25-2030	351,754	348,277
FHLMC Multifamily Structured Pass-Through Certificates Series KX04 Class AFL (1 Month LIBOR +0.33%) ±	2.69	3-25-2030	2,085,490	2,076,892
FHLMC Multifamily Structured Pass-Through Certificates Series Q016 Class APT2 ±±	1.48	5-25-2051	3,699,359	3,346,141
FHLMC Series 1671 Class QA (11th District COFI +0.95%) ±	1.32	2-15-2024	163,308	163,911
FHLMC Series 1686 Class FE (Enterprise 11th District COFI Institutional Replacement +1.10%) ±	1.47	2-15-2024	1,771	1,779
FHLMC Series 1709 Class FA (10 Year Treasury Constant Maturity -0.85%) ±	2.09	3-15-2024	29,832	29,542
FHLMC Series 1730 Class FA (10 Year Treasury Constant Maturity -0.60%) ±	2.34	5-15-2024	19,061	18,931
FHLMC Series 20 Class F ±±	1.55	7-1-2029	1,966	1,978
FHLMC Series 2315 Class FW (1 Month LIBOR +0.55%) ±	2.94	4-15-2027	23,086	23,122
The accompanying notes are an integral part of these financial statements.

Allspring Adjustable Rate Government Fund  |  13

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FHLMC Series 2391 Class EF (1 Month LIBOR +0.50%) ±	2.89%	6-15-2031	$ 29,436	$ 29,447
FHLMC Series 2454 Class SL (1 Month LIBOR +8.00%) ♀±	5.61	3-15-2032	61,004	4,515
FHLMC Series 2461 Class FI (1 Month LIBOR +0.50%) ±	2.89	4-15-2028	36,503	36,534
FHLMC Series 2464 Class FE (1 Month LIBOR +1.00%) ±	3.39	3-15-2032	39,761	40,488
FHLMC Series 2466 Class FV (1 Month LIBOR +0.55%) ±	2.94	3-15-2032	76,378	76,528
FHLMC Series 2538 Class F (1 Month LIBOR +0.60%) ±	2.99	12-15-2032	162,900	162,790
FHLMC Series 264 Class F1 (1 Month LIBOR +0.55%) ±	2.94	7-15-2042	623,082	632,399
FHLMC Series 2682 Class FK (1 Month LIBOR +1.47%) ±	3.86	1-15-2033	3,205,709	3,309,276
FHLMC Series 3067 Class FA (1 Month LIBOR +0.35%) ±	2.74	11-15-2035	554,454	551,373
FHLMC Series 3114 Class FT (1 Month LIBOR +0.35%) ±	2.74	9-15-2030	236,616	236,229
FHLMC Series 3140 Class GF (1 Month LIBOR +0.35%) ±	2.74	3-15-2036	455,613	452,990
FHLMC Series 3146 Class FP (1 Month LIBOR +0.35%) ±	2.74	4-15-2036	405,690	403,482
FHLMC Series 3149 Class FB (1 Month LIBOR +0.35%) ±	2.74	5-15-2036	705,453	701,832
FHLMC Series 319 Class F1 (1 Month LIBOR +0.45%) ±	2.84	11-15-2043	902,651	879,085
FHLMC Series 3236 Class AF (1 Month LIBOR +0.35%) ±	2.74	11-15-2036	1,921,422	1,910,107
FHLMC Series 3240 Class FM (1 Month LIBOR +0.35%) ±	2.74	11-15-2036	749,363	743,516
FHLMC Series 3284 Class CF (1 Month LIBOR +0.37%) ±	2.76	3-15-2037	493,590	491,071
FHLMC Series 3286 Class FA (1 Month LIBOR +0.40%) ±	2.79	3-15-2037	69,156	68,880
FHLMC Series 3311 Class KF (1 Month LIBOR +0.34%) ±	2.73	5-15-2037	859,437	853,560
FHLMC Series 3312 Class FN (1 Month LIBOR +0.22%) ±	2.61	7-15-2036	711,131	702,752
FHLMC Series 3436 Class A ±±	2.47	11-15-2036	245,542	250,883
FHLMC Series 350 Class F2 (1 Month LIBOR +0.35%) ±	2.06	9-15-2040	6,198,044	6,111,841
FHLMC Series 3684 Class FM (1 Month LIBOR +0.35%) ±	2.06	11-15-2036	1,041,149	1,034,719
FHLMC Series 3753 Class FA (1 Month LIBOR +0.50%) ±	2.89	11-15-2040	1,133,270	1,135,729
FHLMC Series 3757 Class PF (1 Month LIBOR +0.50%) ±	2.89	8-15-2040	265,969	266,126
FHLMC Series 3822 Class FY (1 Month LIBOR +0.40%) ±	2.79	2-15-2033	519,164	518,091
FHLMC Series 3827 Class DF (1 Month LIBOR +0.45%) ±	2.84	3-15-2041	259,300	258,821
FHLMC Series 3925 Class FL (1 Month LIBOR +0.45%) ±	2.84	1-15-2041	62,467	62,601
FHLMC Series 3997 Class FQ (1 Month LIBOR +0.50%) ±	2.89	2-15-2042	480,626	481,936
FHLMC Series 4013 Class QF (1 Month LIBOR +0.55%) ±	2.94	3-15-2041	240,390	240,716
FHLMC Series 4039 Class FA (1 Month LIBOR +0.50%) ±	2.89	5-15-2042	763,305	763,276
FHLMC Series 4116 Class LF (1 Month LIBOR +0.30%) ±	2.69	10-15-2042	2,165,804	2,141,892
FHLMC Series 4136 Class DF (1 Month LIBOR +0.30%) ±	2.69	11-15-2042	487,433	482,134
FHLMC Series 4143 Class KF (1 Month LIBOR +0.35%) ±	2.06	9-15-2037	1,480,422	1,468,437
FHLMC Series 4246 Class FE (1 Month LIBOR +0.45%) ±	2.84	2-15-2036	1,844,602	1,844,335
FHLMC Series 4248 Class FL (1 Month LIBOR +0.45%) ±	2.84	5-15-2041	202,539	202,489
FHLMC Series 4316 Class JF (1 Month LIBOR +0.40%) ±	2.79	1-15-2044	705,448	702,056
FHLMC Series 4474 Class WF (1 Month LIBOR +0.35%) ±	2.06	12-15-2036	1,196,826	1,176,929
FHLMC Series 4477 Class FG (1 Month LIBOR +0.30%) ±	2.01	10-15-2040	1,046,181	1,033,814
FHLMC Series 4503 Class FA (1 Month LIBOR +0.35%) ±	2.06	2-15-2042	1,364,284	1,352,785
FHLMC Series 4515 Class FA (1 Month LIBOR +0.37%) ±	2.08	8-15-2038	208,630	206,538
FHLMC Series 4604 Class PA	3.00	1-15-2044	215,426	212,761
FHLMC Series 4624 Class FA (1 Month LIBOR +0.45%) ±	2.16	12-15-2038	2,371,308	2,367,330
FHLMC Series 4628 Class KF (1 Month LIBOR +0.50%) ±	2.89	1-15-2055	1,266,729	1,264,789
FHLMC Series 4678 Class AF (1 Month LIBOR +0.40%) ±	2.11	12-15-2042	998,489	991,537
FHLMC Series 4691 Class FA (1 Month LIBOR +0.35%) ±	2.74	6-15-2047	478,837	478,512
FHLMC Series 4707 Class FD (1 Month LIBOR +0.35%) ±	2.06	9-15-2044	3,069,339	3,063,337
FHLMC Series 4708 Class F (1 Month LIBOR +0.30%) ±	2.69	8-15-2047	2,732,548	2,701,359
FHLMC Series 4754 Class FM (1 Month LIBOR +0.30%) ±	2.69	2-15-2048	1,220,586	1,206,026
FHLMC Series 4779 Class WF (1 Month LIBOR +0.35%) ±	2.06	7-15-2044	1,450,904	1,442,195
FHLMC Series 4821 Class FA (1 Month LIBOR +0.30%) ±	2.69	7-15-2048	359,275	355,493
FHLMC Series 4831 Class FD (1 Month LIBOR +0.30%) ±	2.69	10-15-2048	1,195,901	1,184,565
FHLMC Series 4842 Class FA (1 Month LIBOR +0.35%) ±	2.74	11-15-2048	914,046	907,934
FHLMC Series 4851 Class PF (1 Month LIBOR +0.40%) ±	2.79	8-15-2057	3,521,830	3,487,283
FHLMC Series 4906 Class WF (1 Month LIBOR +0.40%) ±	2.11	12-15-2038	1,717,506	1,707,734
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Adjustable Rate Government Fund

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FHLMC Series 4908 Class FA (1 Month LIBOR +0.44%) ±	2.15%	12-15-2042	$1,606,169	$ 1,610,949
FHLMC Series 4915 Class FE (1 Month LIBOR +0.40%) ±	2.11	2-15-2038	4,136,965	4,150,411
FHLMC Series 4921 Class FN (1 Month LIBOR +0.45%) ±	2.89	10-25-2049	947,511	947,874
FHLMC Series 4925 Class FY (1 Month LIBOR +0.45%) ±	2.89	10-25-2049	357,866	356,482
FHLMC Series 4925 Class WF (1 Month LIBOR +0.40%) ±	2.11	8-15-2038	3,612,605	3,585,362
FHLMC Series 4927 Class FG (1 Month LIBOR +0.50%) ±	2.94	11-25-2049	1,370,022	1,367,998
FHLMC Series 4933 Class FA (1 Month LIBOR +0.50%) ±	2.94	12-25-2049	974,642	972,666
FHLMC Series 5062 Class FC (30 Day Average U.S. SOFR +0.20%) ±	2.38	1-25-2051	1,327,904	1,302,585
FHLMC Series T-15 Class A6 (1 Month LIBOR +0.40%) ±	2.84	11-25-2028	281,705	281,151
FHLMC Series T-16 Class A (1 Month LIBOR +0.35%) ±	2.79	6-25-2029	816,981	805,994
FHLMC Series T-20 Class A7 (1 Month LIBOR +0.30%) ±	2.74	12-25-2029	1,998,923	1,987,204
FHLMC Series T-21 Class A (1 Month LIBOR +0.36%) ±	2.80	10-25-2029	693,911	693,053
FHLMC Series T-24 Class A (1 Month LIBOR +0.30%) ±	2.74	6-25-2030	283,550	280,975
FHLMC Series T-27 Class A (1 Month LIBOR +0.30%) ±	2.74	10-25-2030	794,892	792,669
FHLMC Series T-30 Class A7 (1 Month LIBOR +0.24%) ±	2.68	12-25-2030	640,196	623,539
FHLMC Series T-35 Class A (1 Month LIBOR +0.28%) ±	2.72	9-25-2031	1,290,128	1,282,276
FHLMC Series T-48 Class 2A ±±	3.67	7-25-2033	1,071,418	1,036,012
FHLMC Series T-54 Class 4A ±±	3.65	2-25-2043	657,676	631,572
FHLMC Series T-55 Class 1A1	6.50	3-25-2043	34,903	37,441
FHLMC Series T-56 Class 3AF (1 Month LIBOR +1.00%) ±	3.44	5-25-2043	820,174	820,095
FHLMC Series T-62 Class 1A1 (12 Month Treasury Average +1.20%) ±	2.06	10-25-2044	1,575,668	1,641,930
FHLMC Series T-63 Class 1A1 (12 Month Treasury Average +1.20%) ±	1.84	2-25-2045	1,374,910	1,421,566
FHLMC Series T-66 Class 2A1 ±±	3.52	1-25-2036	904,081	921,155
FHLMC Series T-67 Class 1A1C ±±	3.22	3-25-2036	2,014,867	2,053,892
FHLMC Series T-67 Class 2A1C ±±	3.32	3-25-2036	2,068,177	2,154,813
FNMA (Enterprise 11th District COFI Institutional Replacement +1.40%) ±	1.62	4-1-2024	193,214	191,544
FNMA (11th District COFI +1.27%) ±	1.65	3-1-2033	41,881	40,318
FNMA (6 Month LIBOR +1.18%) ±	1.68	8-1-2033	41,245	41,262
FNMA (11th District COFI +1.25%) ±	1.74	11-1-2023	3,209	3,183
FNMA (11th District COFI +1.25%) ±	1.75	11-1-2024	50	50
FNMA (11th District COFI +1.26%) ±	1.78	1-1-2035	166,499	161,619
FNMA (1 Year Treasury Constant Maturity +1.70%) ±	1.82	2-1-2033	176,672	175,148
FNMA (12 Month LIBOR +1.57%) ±	1.82	11-1-2044	93,005	93,791
FNMA (11th District COFI +1.26%) ±	1.85	1-1-2038	9,981	9,811
FNMA (1 Year Treasury Constant Maturity +1.58%) ±	1.87	3-1-2034	180,341	177,280
FNMA (11th District COFI +1.29%) ±	1.91	9-1-2037	779,486	752,039
FNMA (12 Month LIBOR +1.56%) ±	1.98	2-1-2044	38,147	38,283
FNMA (12 Month LIBOR +1.75%) ±	2.00	1-1-2035	164,751	167,495
FNMA (12 Month Treasury Average +1.18%) ±	2.03	10-1-2044	190,499	190,230
FNMA (12 Month Treasury Average +1.21%) ±	2.06	4-1-2042	651,723	664,145
FNMA (12 Month LIBOR +1.82%) ±	2.07	12-1-2046	59,822	59,420
FNMA (1 Year Treasury Constant Maturity +1.83%) ±	2.08	4-1-2030	2,376	2,369
FNMA (12 Month LIBOR +1.83%) ±	2.08	1-1-2033	53,426	52,845
FNMA (12 Month LIBOR +1.60%) ±	2.13	3-1-2046	702,150	703,636
FNMA (6 Month LIBOR +1.03%) ±	2.15	2-1-2033	94,812	93,838
FNMA (11th District COFI +1.82%) ±	2.17	5-1-2028	22,965	22,600
FNMA (11th District COFI +1.92%) ±	2.17	9-1-2030	126,320	124,164
FNMA (6 Month LIBOR +1.42%) ±	2.17	12-1-2031	107,468	107,523
FNMA (12 Month LIBOR +1.59%) ±	2.18	2-1-2043	540,273	552,058
FNMA (6 Month LIBOR +1.31%) ±	2.19	10-1-2037	286,653	288,034
FNMA (12 Month LIBOR +1.60%) ±	2.22	8-1-2050	2,504,188	2,331,518
The accompanying notes are an integral part of these financial statements.

Allspring Adjustable Rate Government Fund  |  15

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FNMA (1 Year Treasury Constant Maturity +2.13%) ±	2.25%	10-1-2025	$ 15,075	$ 14,964
FNMA (12 Month Treasury Average +1.40%) ±	2.26	12-1-2030	19,765	19,903
FNMA (1 Year Treasury Constant Maturity +1.89%) ±	2.27	6-1-2032	44,771	44,088
FNMA (1 Year Treasury Constant Maturity +2.17%) ±	2.29	12-1-2039	91,246	90,562
FNMA (1 Year Treasury Constant Maturity +2.18%) ±	2.30	12-1-2024	9,578	9,489
FNMA (1 Year Treasury Constant Maturity +0.00%) ±	2.33	9-1-2022	593	592
FNMA (11th District COFI +1.83%) ±	2.33	3-1-2033	149,030	145,996
FNMA (11th District COFI +1.66%) ±	2.33	1-1-2036	111,960	109,083
FNMA (11th District COFI +1.86%) ±	2.34	10-1-2027	96,207	95,302
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	2.35	8-1-2031	78,343	77,224
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	2.35	10-1-2034	92,640	91,664
FNMA (6 Month LIBOR +1.51%) ±	2.36	11-1-2034	276,501	273,977
FNMA (1 Year Treasury Constant Maturity +1.50%) ±	2.39	8-1-2030	362,180	360,584
FNMA (12 Month LIBOR +1.62%) ±	2.39	8-1-2050	2,895,700	2,699,855
FNMA (1 Year Treasury Constant Maturity +2.28%) ±	2.40	7-1-2024	2,600	2,576
FNMA (3 Year Treasury Constant Maturity +2.15%) ±	2.40	10-1-2024	8,535	8,503
FNMA (12 Month LIBOR +1.68%) ±	2.42	6-1-2041	872,877	891,686
FNMA (1 Year Treasury Constant Maturity +2.32%) ±	2.44	5-1-2025	10,964	10,888
FNMA (1 Year Treasury Constant Maturity +2.19%) ±	2.44	3-1-2035	183,285	180,256
FNMA (1 Year Treasury Constant Maturity +2.29%) ±	2.45	1-1-2031	110,251	109,201
FNMA (11th District COFI +1.09%) ±	2.45	10-1-2034	12,328	12,268
FNMA (1 Year Treasury Constant Maturity +2.31%) ±	2.46	12-1-2034	239,920	240,159
FNMA (6 Month LIBOR +1.74%) ±	2.49	10-1-2024	14,498	14,354
FNMA (1 Year Treasury Constant Maturity +2.37%) ±	2.50	7-1-2027	10,954	10,837
FNMA (6 Month LIBOR +1.16%) ±	2.50	8-1-2033	2,684	2,661
FNMA (11th District COFI +1.85%) ±	2.51	1-1-2036	9,293	9,069
FNMA (1 Year Treasury Constant Maturity +2.40%) ±	2.53	6-1-2024	10,538	10,443
FNMA (12 Month LIBOR +1.75%) ±	2.53	4-1-2033	269,631	267,930
FNMA (1 Year Treasury Constant Maturity +2.40%) ±	2.53	9-1-2033	278,032	276,462
FNMA (12 Month LIBOR +1.62%) ±	2.53	4-1-2050	1,333,696	1,282,109
FNMA (12 Month Treasury Average +1.73%) ±	2.56	6-1-2035	207,284	214,019
FNMA (1 Year Treasury Constant Maturity +2.37%) ±	2.57	9-1-2030	291,732	284,972
FNMA (12 Month Treasury Average +1.74%) ±	2.57	10-1-2035	273,436	275,333
FNMA (12 Month LIBOR +1.72%) ±	2.59	4-1-2034	274,076	279,160
FNMA (1 Year Treasury Constant Maturity +2.49%) ±	2.61	5-1-2035	308,387	318,692
FNMA (12 Month Treasury Average +1.80%) ±	2.62	11-1-2035	36,262	36,895
FNMA (1 Year Treasury Constant Maturity +2.50%) ±	2.63	6-1-2032	66,948	65,883
FNMA (1 Year Treasury Constant Maturity +2.52%) ±	2.64	11-1-2024	8,697	8,632
FNMA (1 Year Treasury Constant Maturity +2.32%) ±	2.64	4-1-2028	54,923	54,022
FNMA (1 Year Treasury Constant Maturity +2.21%) ±	2.64	9-1-2033	156,518	155,280
FNMA (1 Year Treasury Constant Maturity +2.35%) ±	2.69	5-1-2033	52,069	51,387
FNMA (12 Month Treasury Average +1.85%) ±	2.69	11-1-2035	266,754	267,228
FNMA (1 Year Treasury Constant Maturity +2.28%) ±	2.70	4-1-2024	1,086	1,082
FNMA (11th District COFI +1.70%) ±	2.70	4-1-2030	464	456
FNMA (12 Month Treasury Average +1.85%) ±	2.70	7-1-2035	293,900	304,754
FNMA (12 Month Treasury Average +2.48%) ±	2.71	6-1-2040	426,020	425,003
FNMA (1 Year Treasury Constant Maturity +2.60%) ±	2.72	10-1-2025	3,468	3,447
FNMA (1 Year Treasury Constant Maturity +2.03%) ±	2.72	12-1-2032	172,867	170,903
FNMA (1 Year Treasury Constant Maturity +2.49%) ±	2.74	4-1-2038	157,860	155,230
FNMA (Federal COFI +2.00%) ±	2.75	8-1-2029	20,183	20,173
FNMA (12 Month LIBOR +1.57%) ±	2.75	1-1-2040	66,278	66,096
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	2.77	5-1-2036	890,162	901,361
FNMA (12 Month Treasury Average +1.94%) ±	2.78	11-1-2035	12,159	12,656
FNMA (1 Year Treasury Constant Maturity +2.54%) ±	2.80	8-1-2035	177,016	174,375
FNMA (12 Month Treasury Average +1.96%) ±	2.80	11-1-2035	271,135	272,402
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Adjustable Rate Government Fund

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FNMA (6 Month LIBOR +2.01%) ±	2.81%	10-1-2024	$ 3,948	$ 3,919
FNMA (1 Year Treasury Constant Maturity +2.33%) ±	2.82	7-1-2030	121,140	120,163
FNMA (1 Year Treasury Constant Maturity +2.29%) ±	2.82	5-1-2034	101,746	100,806
FNMA (12 Month LIBOR +1.75%) ±	2.82	5-1-2035	333,612	340,714
FNMA (1 Year Treasury Constant Maturity +2.64%) ±	2.83	10-1-2028	32,405	31,908
FNMA (1 Year Treasury Constant Maturity +2.19%) ±	2.83	1-1-2033	325,042	325,435
FNMA (12 Month Treasury Average +1.98%) ±	2.83	7-1-2035	198,036	203,049
FNMA (6 Month LIBOR +1.74%) ±	2.87	12-1-2024	16,310	16,173
FNMA (1 Year Treasury Constant Maturity +2.50%) ±	2.87	9-1-2030	268,277	261,850
FNMA (12 Month LIBOR +1.75%) ±	2.87	4-1-2034	155,478	153,936
FNMA (12 Month Treasury Average +2.05%) ±	2.88	10-1-2035	123,849	129,351
FNMA (12 Month LIBOR +1.65%) ±	2.88	11-1-2038	88,711	90,592
FNMA (3 Year Treasury Constant Maturity +2.15%) ±	2.90	8-1-2031	22,521	22,327
FNMA (1 Year Treasury Constant Maturity +2.23%) ±	2.90	11-1-2038	1,674,486	1,721,661
FNMA (12 Month Treasury Average +2.11%) ±	2.91	8-1-2035	103,223	104,317
FNMA (1 Month LIBOR +1.17%) ±	2.92	5-1-2029	29,396	29,673
FNMA (12 Month LIBOR +1.75%) ±	2.93	9-1-2042	160,041	163,400
FNMA (6 Month LIBOR +1.55%) ±	2.95	3-1-2034	91,488	91,620
FNMA (12 Month Treasury Average +2.07%) ±	2.95	1-1-2035	223,162	225,523
FNMA (1 Year Treasury Constant Maturity +2.24%) ±	2.96	7-1-2029	146,768	143,420
FNMA (1 Year Treasury Constant Maturity +2.15%) ±	2.96	5-1-2034	282,652	278,082
FNMA (1 Year Treasury Constant Maturity +2.25%) ±	2.98	8-1-2026	21,849	21,704
FNMA (U.S. Treasury H15 Treasury Bill 6 Month Auction High Discount +2.23%) ±	3.01	7-1-2025	107	105
FNMA (1 Year Treasury Constant Maturity +2.21%) ±	3.01	5-1-2037	289,713	286,716
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	3.01	12-1-2040	1,305,111	1,338,758
FNMA (12 Month LIBOR +1.90%) ±	3.02	10-1-2034	272,585	270,448
FNMA (1 Year Treasury Constant Maturity +2.18%) ±	3.02	1-1-2036	211,376	211,275
FNMA (1 Year Treasury Constant Maturity +2.35%) ±	3.02	9-1-2037	168,125	165,965
FNMA (6 Month LIBOR +1.93%) ±	3.05	6-1-2032	52,798	52,511
FNMA (12 Month LIBOR +1.55%) ±	3.05	6-1-2043	3,253,589	3,289,587
FNMA (6 Month LIBOR +2.31%) ±	3.06	4-1-2033	150,227	148,374
FNMA (1 Year Treasury Constant Maturity +2.26%) ±	3.06	10-1-2036	226,813	233,162
FNMA (1 Year Treasury Constant Maturity +2.20%) ±	3.06	12-1-2040	1,529,950	1,569,472
FNMA (1 Year Treasury Constant Maturity +2.20%) ±	3.06	12-1-2040	3,389,949	3,471,893
FNMA (12 Month LIBOR +1.78%) ±	3.07	1-1-2042	1,214,420	1,250,409
FNMA (1 Year Treasury Constant Maturity +1.96%) ±	3.08	3-1-2032	13,740	13,639
FNMA (1 Year Treasury Constant Maturity +1.93%) ±	3.08	7-1-2038	402,539	398,543
FNMA (1 Year Treasury Constant Maturity +2.10%) ±	3.08	4-1-2040	63,503	64,901
FNMA (1 Year Treasury Constant Maturity +2.10%) ±	3.10	7-1-2035	38,368	38,028
FNMA (1 Year Treasury Constant Maturity +2.12%) ±	3.12	3-1-2031	18,148	17,984
FNMA (6 Month LIBOR +2.50%) ±	3.14	4-1-2033	137,021	135,069
FNMA (1 Year Treasury Constant Maturity +2.41%) ±	3.16	5-1-2027	28,433	28,081
FNMA (12 Month LIBOR +1.72%) ±	3.16	7-1-2043	1,141,251	1,168,300
FNMA (1 Year Treasury Constant Maturity +2.10%) ±	3.19	9-1-2036	162,935	161,577
FNMA (11th District COFI +1.25%) ±	3.20	4-1-2034	244,105	242,944
FNMA (1 Year Treasury Constant Maturity +2.24%) ±	3.20	7-1-2038	1,539,205	1,583,993
FNMA (1 Year Treasury Constant Maturity +2.20%) ±	3.21	10-1-2034	511,624	525,038
FNMA (12 Month Treasury Average +2.35%) ±	3.21	8-1-2040	285,400	287,518
FNMA (12 Month LIBOR +1.77%) ±	3.21	7-1-2044	1,566,324	1,617,015
FNMA (Federal COFI +2.45%) ±	3.22	2-1-2029	287,611	287,818
FNMA (1 Year Treasury Constant Maturity +2.23%) ±	3.22	4-1-2038	271,186	269,463
FNMA (6 Month LIBOR +1.98%) ±	3.23	9-1-2033	43,749	43,323
FNMA (1 Year Treasury Constant Maturity +2.50%) ±	3.24	10-1-2029	190,292	188,435
FNMA (1 Year Treasury Constant Maturity +1.66%) ±	3.27	7-1-2048	393,172	399,398
The accompanying notes are an integral part of these financial statements.

Allspring Adjustable Rate Government Fund  |  17

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FNMA (6 Month LIBOR +1.96%) ±	3.28%	1-1-2033	$ 47,738	$ 47,289
FNMA (1 Year Treasury Constant Maturity +2.27%) ±	3.28	5-1-2033	236,017	233,739
FNMA (12 Month LIBOR +1.53%) ±	3.28	9-1-2035	345,973	354,379
FNMA (1 Year Treasury Constant Maturity +2.30%) ±	3.30	1-1-2026	42,147	41,751
FNMA (6 Month LIBOR +1.51%) ±	3.33	6-1-2037	515,747	534,413
FNMA (1 Year Treasury Constant Maturity +2.55%) ±	3.34	7-1-2028	122,311	121,648
FNMA (11th District COFI +1.83%) ±	3.34	6-1-2034	39,733	39,926
FNMA (12 Month LIBOR +1.59%) ±	3.34	6-1-2044	473,528	480,682
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	3.35	6-1-2035	180,082	183,919
FNMA (1 Year Treasury Constant Maturity +2.09%) ±	3.36	12-1-2033	194,229	192,882
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	3.37	7-1-2037	128,925	133,074
FNMA (1 Year Treasury Constant Maturity +2.31%) ±	3.38	12-1-2030	202,386	201,228
FNMA (6 Month LIBOR +1.38%) ±	3.38	12-1-2031	13,898	13,839
FNMA (1 Year Treasury Constant Maturity +2.35%) ±	3.40	6-1-2027	30,971	30,673
FNMA (1 Year Treasury Constant Maturity +2.36%) ±	3.40	11-1-2034	139,897	144,533
FNMA (1 Year Treasury Constant Maturity +2.20%) ±	3.40	9-1-2035	988,190	1,014,485
FNMA (1 Year Treasury Constant Maturity +2.24%) ±	3.43	7-1-2028	48	47
FNMA (1 Year Treasury Constant Maturity +2.53%) ±	3.46	1-1-2029	43,426	43,132
FNMA (6 Month LIBOR +1.53%) ±	3.46	1-1-2035	439,041	448,554
FNMA (1 Year Treasury Constant Maturity +2.24%) ±	3.46	1-1-2037	360,810	360,235
FNMA (1 Year Treasury Constant Maturity +2.19%) ±	3.48	6-1-2027	30,021	29,823
FNMA (12 Month LIBOR +1.55%) ±	3.48	9-1-2036	184,172	182,609
FNMA (1 Year Treasury Constant Maturity +2.12%) ±	3.49	8-1-2026	10,617	10,509
FNMA (5 Year Treasury Constant Maturity +1.90%) ±	3.49	9-1-2031	96,637	96,055
FNMA (1 Year Treasury Constant Maturity +2.30%) ±	3.49	6-1-2037	708,595	726,672
FNMA (1 Year Treasury Constant Maturity +2.50%) ±	3.50	3-1-2027	11,033	10,956
FNMA (6 Month LIBOR +1.37%) ±	3.50	1-1-2032	115,471	115,122
FNMA (1 Year Treasury Constant Maturity +1.76%) ±	3.51	8-1-2032	28,976	28,756
FNMA (1 Year Treasury Constant Maturity +2.11%) ±	3.51	7-1-2035	81,170	80,726
FNMA (1 Year Treasury Constant Maturity +1.52%) ±	3.52	8-1-2033	451,073	448,414
FNMA (12 Month LIBOR +1.75%) ±	3.52	7-1-2035	230,643	234,982
FNMA (12 Month LIBOR +1.59%) ±	3.52	9-1-2044	750,052	762,429
FNMA (1 Year Treasury Constant Maturity +2.21%) ±	3.54	1-1-2027	30,833	30,733
FNMA (6 Month LIBOR +2.25%) ±	3.54	3-1-2034	383,641	383,481
FNMA (1 Year Treasury Constant Maturity +2.18%) ±	3.57	9-1-2035	494,066	509,455
FNMA (1 Year Treasury Constant Maturity +2.49%) ±	3.61	7-1-2037	75,482	75,208
FNMA (1 Year Treasury Constant Maturity +2.17%) ±	3.62	9-1-2030	21,784	21,695
FNMA (1 Year Treasury Constant Maturity +1.63%) ±	3.63	11-1-2029	4,864	4,788
FNMA (1 Year Treasury Constant Maturity +2.18%) ±	3.63	1-1-2036	154,318	153,184
FNMA (1 Year Treasury Constant Maturity +2.64%) ±	3.64	3-1-2030	3,371	3,329
FNMA (1 Year Treasury Constant Maturity +2.18%) ±	3.65	6-1-2035	48,289	47,954
FNMA (1 Year Treasury Constant Maturity +2.45%) ±	3.67	7-1-2037	946,524	981,433
FNMA (1 Year Treasury Constant Maturity +1.88%) ±	3.68	8-1-2031	33,057	32,843
FNMA (12 Month LIBOR +1.74%) ±	3.68	6-1-2036	57,517	59,205
FNMA (12 Month LIBOR +1.93%) ±	3.68	5-1-2037	522,070	534,208
FNMA (12 Month LIBOR +1.59%) ±	3.69	8-1-2045	329,067	335,988
FNMA (6 Month LIBOR +2.48%) ±	3.73	7-1-2033	26,074	25,812
FNMA (12 Month LIBOR +1.90%) ±	3.75	5-1-2038	255,756	265,252
FNMA (1 Year Treasury Constant Maturity +2.70%) ±	3.76	5-1-2035	477,442	472,939
FNMA (12 Month LIBOR +1.72%) ±	3.78	6-1-2035	47,119	48,561
FNMA (5 Year Treasury Constant Maturity +2.42%) ±	3.79	6-1-2028	12,431	12,470
FNMA (12 Month LIBOR +1.67%) ±	3.81	7-1-2035	352,593	363,180
FNMA (12 Month LIBOR +1.60%) ±	3.85	9-1-2037	352,005	349,825
FNMA (6 Month LIBOR +2.34%) ±	3.86	5-1-2033	509,119	506,757
FNMA (12 Month LIBOR +2.00%) ±	3.86	9-1-2035	165,750	172,249
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Adjustable Rate Government Fund

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FNMA (1 Year Treasury Constant Maturity +2.15%) ±	3.87%	2-1-2033	$ 39,013	$ 38,840
FNMA (6 Month LIBOR +2.70%) ±	3.91	4-1-2024	25,799	25,578
FNMA (11th District COFI +1.93%) ±	3.96	12-1-2036	18,263	18,610
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	3.97	7-1-2035	39,956	40,881
FNMA (1 Year Treasury Constant Maturity +2.21%) ±	4.02	8-1-2035	213,680	219,234
FNMA (1 Year Treasury Constant Maturity +2.64%) ±	4.09	7-1-2028	28,632	28,441
FNMA (1 Year Treasury Constant Maturity +2.33%) ±	4.10	11-1-2024	15,725	15,687
FNMA (6 Month LIBOR +1.38%) ±	4.13	8-1-2031	94,703	94,655
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	4.14	7-1-2035	203,163	207,799
FNMA (1 Year Treasury Constant Maturity +2.19%) ±	4.19	8-1-2033	211,385	210,503
FNMA (12 Month LIBOR +1.64%) ±	4.25	9-1-2042	306,699	315,783
FNMA (1 Year Treasury Constant Maturity +2.28%) ±	4.28	9-1-2026	10,907	10,856
FNMA (1 Year Treasury Constant Maturity +2.29%) ±	4.29	12-1-2030	14,985	14,912
FNMA (6 Month LIBOR +3.35%) ±	4.35	12-1-2032	116,036	115,073
FNMA (1 Year Treasury Constant Maturity +2.38%) ±	4.38	7-1-2027	42,996	42,860
FNMA (1 Year Treasury Constant Maturity +2.89%) ±	4.38	9-1-2030	91,693	91,222
FNMA (1 Year Treasury Constant Maturity +2.47%) ±	4.47	9-1-2028	25,352	25,229
FNMA (6 Month LIBOR +3.57%) ±	4.57	11-1-2031	1,980	1,962
FNMA (11th District COFI +1.89%) ±	4.73	5-1-2034	55,265	56,479
FNMA (3 Year Treasury Constant Maturity +2.14%) ±	4.89	10-1-2025	2,877	2,880
FNMA	6.50	8-1-2028	25,295	25,344
FNMA	6.50	5-1-2031	22,378	23,362
FNMA	7.06	12-1-2024	9,451	9,453
FNMA	7.06	1-1-2027	10,888	10,886
FNMA	7.50	1-1-2031	17,585	17,712
FNMA	7.50	1-1-2033	42,803	44,062
FNMA	7.50	5-1-2033	43,163	44,363
FNMA	7.50	5-1-2033	45,556	46,191
FNMA	7.50	7-1-2033	21,700	21,765
FNMA	7.50	8-1-2033	39,631	39,807
FNMA	8.00	12-1-2026	18,203	18,426
FNMA	8.00	2-1-2030	108	108
FNMA	8.00	3-1-2030	64	64
FNMA	8.00	5-1-2033	32,049	32,161
FNMA	8.50	8-15-2024	1,881	1,889
FNMA Series 1993-113 Class FA (10 Year Treasury Constant Maturity -0.65%) ±	2.22	7-25-2023	3,651	3,649
FNMA Series 1993-247 Class FM (12 Month LIBOR +1.20%) ±	4.81	12-25-2023	28,535	28,606
FNMA Series 1994-14 Class F (12 Month LIBOR +1.60%) ±	5.21	10-25-2023	14,368	14,427
FNMA Series 2001-50 Class BA	7.00	10-25-2041	62,042	65,283
FNMA Series 2001-63 Class FD (1 Month LIBOR +0.60%) ±	2.98	12-18-2031	46,665	46,812
FNMA Series 2001-81 Class F (1 Month LIBOR +0.55%) ±	2.99	1-25-2032	21,944	21,987
FNMA Series 2001-T08 Class A1	7.50	7-25-2041	62,323	63,263
FNMA Series 2001-T10 Class A2	7.50	12-25-2041	1,021,353	1,068,804
FNMA Series 2001-T12 Class A2	7.50	8-25-2041	80,221	84,658
FNMA Series 2001-T12 Class A4 ±±	3.89	8-25-2041	1,923,056	1,938,859
FNMA Series 2001-W01 Class AV1 (1 Month LIBOR +0.12%) ±	2.50	8-25-2031	26,149	24,812
FNMA Series 2001-W03 Class A ±±	5.25	9-25-2041	238,981	239,713
FNMA Series 2002-05 Class FD (1 Month LIBOR +0.90%) ±	3.34	2-25-2032	38,267	38,616
FNMA Series 2002-33 Class A4 ±±	5.37	11-25-2030	71,893	73,234
FNMA Series 2002-59 Class F (1 Month LIBOR +0.40%) ±	2.84	9-25-2032	96,327	96,224
FNMA Series 2002-66 Class A3 ±±	3.76	4-25-2042	4,072,092	4,081,092
FNMA Series 2002-T12 Class A3	7.50	5-25-2042	811,910	879,355
FNMA Series 2002-T12 Class A5 ±±	4.33	10-25-2041	913,202	884,204
FNMA Series 2002-T18 Class A5 ±±	4.20	5-25-2042	1,862,634	1,814,084
The accompanying notes are an integral part of these financial statements.

Allspring Adjustable Rate Government Fund  |  19

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FNMA Series 2002-T19 Class A4 ±±	4.26%	3-25-2042	$ 106,067	$ 106,189
FNMA Series 2002-W01 Class 3A ±±	2.23	4-25-2042	467,802	445,885
FNMA Series 2002-W04 Class A6 ±±	3.60	5-25-2042	850,742	836,552
FNMA Series 2003-07 Class A2 ±±	3.70	5-25-2042	328,357	327,930
FNMA Series 2003-63 Class A8 ±±	3.51	1-25-2043	667,150	665,287
FNMA Series 2003-T2 Class A1 (1 Month LIBOR +0.14%) ±	2.46	3-25-2033	790,407	786,605
FNMA Series 2003-W02 Class 1A3	7.50	7-25-2042	217,443	236,515
FNMA Series 2003-W04 Class 5A ±±	3.57	10-25-2042	493,737	463,026
FNMA Series 2003-W08 Class 4A ±±	3.78	11-25-2042	659,604	631,866
FNMA Series 2003-W09 Class A (1 Month LIBOR +0.12%) ±	2.50	6-25-2033	949,658	914,577
FNMA Series 2003-W10 Class 2A ±±	3.30	6-25-2043	1,259,138	1,188,852
FNMA Series 2003-W18 Class 2A ±±	3.60	6-25-2043	1,558,539	1,517,011
FNMA Series 2003-W6 Class 6A ±±	3.36	8-25-2042	560,357	549,896
FNMA Series 2004-17 Class FT (1 Month LIBOR +0.40%) ±	2.84	4-25-2034	454,273	453,218
FNMA Series 2004-T03 Class 1A3	7.00	2-25-2044	257,030	276,196
FNMA Series 2004-T03 Class 2A ±±	3.67	8-25-2043	644,502	645,183
FNMA Series 2004-T1 Class 2A ±±	3.08	8-25-2043	792,842	751,798
FNMA Series 2004-W01 Class 2A2	7.00	12-25-2033	131,093	141,309
FNMA Series 2004-W01 Class 3A ±±	4.02	1-25-2043	35,242	34,460
FNMA Series 2004-W02 Class 5A	7.50	3-25-2044	44,380	47,593
FNMA Series 2004-W12 Class 2A ±±	3.58	6-25-2044	2,017,940	1,949,974
FNMA Series 2004-W15 Class 3A ±±	3.48	6-25-2044	2,752,268	2,691,926
FNMA Series 2005-25 Class PF (1 Month LIBOR +0.35%) ±	2.79	4-25-2035	636,446	633,386
FNMA Series 2005-W03 Class 3A ±±	3.46	4-25-2045	523,540	522,350
FNMA Series 2006-112 Class LF (1 Month LIBOR +0.55%) ±	2.99	11-25-2036	979,502	982,496
FNMA Series 2006-16 Class FA (1 Month LIBOR +0.30%) ±	2.74	3-25-2036	428,543	425,598
FNMA Series 2006-44 Class FY (1 Month LIBOR +0.57%) ±	3.01	6-25-2036	708,397	710,622
FNMA Series 2006-5 Class 1-A ±±	2.64	8-25-2034	2,105,031	2,135,803
FNMA Series 2006-50 Class FE (1 Month LIBOR +0.40%) ±	2.84	6-25-2036	1,276,941	1,275,653
FNMA Series 2006-W01 Class 3A ±±	2.59	10-25-2045	1,849,798	1,850,781
FNMA Series 2007-109 Class PF (1 Month LIBOR +0.65%) ±	3.09	12-25-2037	369,311	372,247
FNMA Series 2007-4 Class DF (1 Month LIBOR +0.45%) ±	2.89	2-25-2037	529,581	527,755
FNMA Series 2007-86 Class FA (1 Month LIBOR +0.45%) ±	2.89	9-25-2037	1,028,673	1,027,760
FNMA Series 2007-95 Class A2 (1 Month LIBOR +0.25%) ±	2.51	8-27-2036	104,629	102,465
FNMA Series 2008-67 Class FG (1 Month LIBOR +1.00%) ±	3.44	7-25-2038	548,477	561,146
FNMA Series 2009-106 Class FA (1 Month LIBOR +0.75%) ±	3.19	1-25-2040	839,828	849,329
FNMA Series 2009-11 Class FU (1 Month LIBOR +1.00%) ±	3.44	3-25-2049	222,544	224,040
FNMA Series 2010-27 Class BF (1 Month LIBOR +0.55%) ±	2.99	4-25-2040	1,724,299	1,729,824
FNMA Series 2010-27 Class FG (1 Month LIBOR +1.00%) ±	3.44	4-25-2040	2,580,824	2,609,289
FNMA Series 2010-54 Class AF (1 Month LIBOR +0.56%) ±	3.00	4-25-2037	232,765	233,625
FNMA Series 2010-54 Class FT (1 Month LIBOR +0.76%) ±	3.20	4-25-2037	3,457,731	3,500,323
FNMA Series 2010-8 Class FE (1 Month LIBOR +0.79%) ±	3.23	2-25-2040	2,764,658	2,805,506
FNMA Series 2011-21 Class PF (1 Month LIBOR +0.35%) ±	2.79	12-25-2041	204,535	202,833
FNMA Series 2011-71 Class FA (1 Month LIBOR +0.62%) ±	3.06	12-25-2036	1,639,151	1,649,672
FNMA Series 2012-122 Class FM (1 Month LIBOR +0.40%) ±	2.84	11-25-2042	974,996	969,855
FNMA Series 2012-17 Class EF (1 Month LIBOR +0.45%) ±	2.89	3-25-2041	1,358,651	1,358,825
FNMA Series 2012-47 Class FW (1 Month LIBOR +1.70%) ±	4.14	5-25-2027	101,458	103,994
FNMA Series 2013-130 Class CF (1 Month LIBOR +0.25%) ±	2.69	6-25-2043	336,857	334,112
FNMA Series 2013-23 Class LF (1 Month LIBOR +0.35%) ±	2.06	3-25-2043	3,091,741	3,073,053
FNMA Series 2013-M2 Class AFL (1 Month LIBOR +0.35%) ±	2.79	1-25-2023	1,098,287	1,098,618
FNMA Series 2014-10 Class CF (1 Month LIBOR +0.30%) ±	1.99	3-25-2044	674,574	666,084
FNMA Series 2014-49 Class AF (1 Month LIBOR +0.32%) ±	2.03	8-25-2044	122,642	121,592
FNMA Series 2015-38 Class DF (1 Month LIBOR +0.31%) ±	2.02	6-25-2055	1,617,421	1,611,564
FNMA Series 2015-4 Class FA (1 Month LIBOR +0.35%) ±	2.06	2-25-2045	1,031,167	1,023,575
FNMA Series 2016-40 Class AF (1 Month LIBOR +0.45%) ±	2.16	7-25-2046	4,623,585	4,596,148
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Adjustable Rate Government Fund

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FNMA Series 2016-40 Class PF (1 Month LIBOR +0.45%) ±	2.16%	7-25-2046	$4,390,050	$ 4,381,440
FNMA Series 2016-58 Class FA (1 Month LIBOR +0.48%) ±	2.19	8-25-2046	451,517	445,782
FNMA Series 2016-62 Class AF (1 Month LIBOR +0.45%) ±	2.16	9-25-2046	587,984	588,423
FNMA Series 2016-64 Class KF (1 Month LIBOR +0.47%) ±	2.18	9-25-2046	1,175,466	1,175,909
FNMA Series 2016-76 Class CF (1 Month LIBOR +0.45%) ±	2.16	10-25-2046	731,961	727,105
FNMA Series 2016-82 Class FM (1 Month LIBOR +0.40%) ±	2.11	11-25-2046	1,420,046	1,410,607
FNMA Series 2016-87 Class AF (1 Month LIBOR +0.40%) ±	2.11	11-25-2046	316,241	312,938
FNMA Series 2016-M10 Class FA (1 Month LIBOR +0.62%) ±	3.06	8-25-2028	3,016,621	3,019,727
FNMA Series 2017-45 Class FA (1 Month LIBOR +0.32%) ±	2.03	6-25-2047	3,658,923	3,621,378
FNMA Series 2017-M6 Class F (1 Month LIBOR +0.48%) ±	2.92	4-25-2029	2,523,236	2,510,512
FNMA Series 2017-M9 Class F (1 Month LIBOR +0.48%) ±	2.92	5-25-2029	4,684,331	4,705,252
FNMA Series 2018-39 Class WF (1 Month LIBOR +0.30%) ±	2.01	6-25-2048	3,418,957	3,396,451
FNMA Series 2018-47 Class PC	3.50	9-25-2047	185,588	179,371
FNMA Series 2018-72 Class FB (1 Month LIBOR +0.35%) ±	2.79	10-25-2058	2,646,051	2,615,721
FNMA Series 2019-25 Class FA (1 Month LIBOR +0.45%) ±	2.89	6-25-2049	284,986	284,142
FNMA Series 2019-38 Class AF (1 Month LIBOR +0.40%) ±	2.11	7-25-2049	3,730,705	3,751,543
FNMA Series 2019-41 Class F (1 Month LIBOR +0.50%) ±	2.94	8-25-2059	2,476,095	2,459,687
FNMA Series 2019-42 Class MF (1 Month LIBOR +0.40%) ±	2.11	8-25-2059	2,016,331	1,990,134
FNMA Series 2019-5 Class FE (1 Month LIBOR +0.45%) ±	2.89	3-25-2049	398,478	397,493
FNMA Series 2019-53 Class FA (1 Month LIBOR +0.40%) ±	2.11	9-25-2049	1,522,073	1,508,325
FNMA Series 2020-10 Class Q	3.00	3-25-2050	2,808,303	2,614,347
FNMA Series 2020-29 Class FA (1 Month LIBOR +0.65%) ±	2.36	5-25-2050	1,088,630	1,088,775
FNMA Series 2020-36 Class FH (1 Month LIBOR +0.45%) ±	2.89	6-25-2050	2,716,898	2,706,661
FNMA Series 2020-37 Class FD (1 Month LIBOR +0.40%) ±	2.84	6-25-2050	2,597,601	2,590,541
FNMA Series 2021-85 Class EF (30 Day Average U.S. SOFR +0.18%) ±	1.24	12-25-2051	3,974,921	3,945,215
FNMA Series G93-1 Class K	6.68	1-25-2023	697	697
GNMA (1 Month LIBOR +0.62%) ±	2.25	5-20-2058	146,316	145,556
GNMA (1 Year Treasury Constant Maturity +1.50%) ±	2.63	1-20-2034	884,507	877,544
GNMA (1 Year Treasury Constant Maturity +2.00%) ±	3.13	1-20-2041	23,072	23,435
GNMA (1 Year Treasury Constant Maturity +2.00%) ±	3.38	4-20-2041	26,757	27,084
GNMA (1 Year Treasury Constant Maturity +1.40%) ±	4.23	6-20-2058	34,283	34,442
GNMA	6.45	4-20-2025	14,409	14,753
GNMA	6.45	9-20-2025	17,153	18,220
GNMA	6.50	8-20-2034	118,604	117,985
GNMA	9.00	9-20-2024	335	336
GNMA	9.00	11-20-2024	40	41
GNMA	9.00	1-20-2025	1,202	1,215
GNMA	9.00	2-20-2025	2,118	2,133
GNMA Series 2004-80 Class FA (1 Month LIBOR +0.40%) ±	2.77	10-20-2034	390,997	390,626
GNMA Series 2006-16 Class DF (1 Month LIBOR +0.11%) ±	2.48	4-20-2036	1,980,995	1,968,173
GNMA Series 2008-65 Class FG (1 Month LIBOR +0.75%) ±	3.12	8-20-2038	675,542	679,365
GNMA Series 2008-68 Class FA (1 Month LIBOR +0.95%) ±	3.32	8-20-2038	832,574	840,553
GNMA Series 2009-12 Class FA (1 Month LIBOR +0.95%) ±	3.32	3-20-2039	1,079,601	1,089,459
GNMA Series 2009-15 Class FL (1 Month LIBOR +0.95%) ±	3.32	3-20-2039	1,079,601	1,088,030
GNMA Series 2009-29 Class FL (1 Month LIBOR +0.65%) ±	3.04	5-16-2039	1,152,717	1,160,054
GNMA Series 2009-36 Class FE (1 Month LIBOR +0.80%) ±	3.17	9-20-2038	1,086,162	1,094,282
GNMA Series 2009-50 Class FW (1 Month LIBOR +1.00%) ±	3.37	7-20-2039	822,585	832,649
GNMA Series 2009-52 Class FD (1 Month LIBOR +0.95%) ±	3.34	7-16-2039	402,189	407,014
GNMA Series 2010-25 Class FH (1 Month LIBOR +0.72%) ±	3.11	2-16-2040	553,832	558,080
GNMA Series 2010-79 Class YF (1 Month LIBOR +0.35%) ±	2.72	5-20-2035	1,817,840	1,813,017
GNMA Series 2011-117 Class FJ (1 Month LIBOR +0.87%) ±	3.24	8-20-2041	1,035,202	1,048,723
GNMA Series 2011-H12 Class FA (1 Month LIBOR +0.49%) ±	2.29	2-20-2061	567,062	563,840
GNMA Series 2011-H17 Class FA (1 Month LIBOR +0.53%) ±	2.33	6-20-2061	418,075	415,876
GNMA Series 2012-124 Class GF (1 Month LIBOR +0.25%) ±	2.62	10-20-2042	1,139,387	1,125,003
The accompanying notes are an integral part of these financial statements.

Allspring Adjustable Rate Government Fund  |  21

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
GNMA Series 2014-44 Class IA ♀	3.50%	5-20-2028	$2,106,684	$ 99,186
GNMA Series 2014-H16 Class FL (1 Month LIBOR +0.47%) ±	1.59	7-20-2064	785,748	779,320
GNMA Series 2014-H22 Class FC (1 Month LIBOR +0.48%) ±	2.28	11-20-2064	1,564,205	1,551,275
GNMA Series 2015-H23 Class TA (1 Month LIBOR +0.47%) ±	2.27	9-20-2065	1,546,355	1,532,588
GNMA Series 2016-H24 Class FD (12 Month LIBOR +0.30%) ±	0.53	11-20-2066	381,980	377,390
GNMA Series 2017-130 Class FH (1 Month LIBOR +0.30%) ±	2.67	8-20-2047	1,706,468	1,686,233
GNMA Series 2017-H11 Class FE (12 Month LIBOR +0.18%) ±	2.35	5-20-2067	2,879,428	2,819,291
GNMA Series 2017-H11 Class FP (1 Month LIBOR +0.22%) ±	2.02	4-20-2067	62,901	62,715
GNMA Series 2018-120 Class FL (1 Month LIBOR +0.30%) ±	2.67	9-20-2048	273,406	271,172
GNMA Series 2018-49 Class FM (1 Month LIBOR +0.25%) ±	2.62	4-20-2048	1,277,723	1,265,178
GNMA Series 2018-H07 Class FD (1 Month LIBOR +0.30%) ±	2.10	5-20-2068	411,056	409,292
GNMA Series 2018-H13 Class FC (1 Month LIBOR +0.30%) ±	2.10	7-20-2068	310,523	306,796
GNMA Series 2019-103 Class FG (1 Month LIBOR +0.45%) ±	2.82	4-20-2049	1,118,081	1,107,819
GNMA Series 2019-129 Class WF (1 Month LIBOR +0.40%) ±	2.10	2-20-2046	1,408,351	1,395,261
GNMA Series 2019-42 Class F (1 Month LIBOR +0.45%) ±	2.50	3-20-2046	1,441,120	1,434,179
GNMA Series 2019-90 Class FD (1 Month LIBOR +0.35%) ±	2.72	7-20-2049	3,053,562	3,031,741
GNMA Series 2019-H06 Class FD (1 Month LIBOR +0.72%) ±	1.82	1-20-2069	651,666	641,364
GNMA Series 2019-H09 Class FE (1 Month LIBOR +0.50%) ±	2.30	4-20-2069	1,005,608	995,860
GNMA Series 2019-H10 Class FB (1 Month LIBOR +0.60%) ±	2.40	6-20-2069	2,988,302	2,935,243
GNMA Series 2019-H15 Class FE (1 Month LIBOR +0.63%) ±	2.43	9-20-2069	2,061,983	2,034,809
GNMA Series 2020-H12 Class F (1 Month LIBOR +0.50%) ±	2.30	7-20-2070	787,253	772,947
GNMA Series 2020-H19 Class FB (1 Month LIBOR +0.45%) ±	2.22	11-20-2070	2,402,473	2,352,182
GNMA Series 2021-H01 Class FC (1 Month LIBOR +0.40%) ±	2.20	11-20-2070	1,570,699	1,536,985
GNMA Series 2021-H14 Class FA (30 Day Average U.S. SOFR +0.30%) ±	1.47	4-20-2070	3,769,250	3,652,185
Total Agency securities (Cost $385,510,596)				379,478,671
Asset-backed securities: 9.02%
Brazos Education Funding Series 2015-1 Class A (1 Month LIBOR +1.00%) 144A±	3.44	10-25-2056	1,910,949	1,892,425
Cal Dive I Title XI Incorporated	4.93	2-1-2027	2,577,413	2,608,220
ECMC Group Student Loan Trust Series 2018-1A Class A (1 Month LIBOR +0.75%) 144A±	3.19	2-27-2068	2,303,448	2,239,380
ECMC Group Student Loan Trust Series 2018-2A Class A (1 Month LIBOR +0.80%) 144A±	3.24	9-25-2068	3,920,750	3,834,181
ECMC Group Student Loan Trust Series 2019-1A Class A1B (1 Month LIBOR +1.00%) 144A±	3.44	7-25-2069	2,628,794	2,549,068
ECMC Group Student Loan Trust Series 2020-2A Class A (1 Month LIBOR +1.15%) 144A±	3.59	11-25-2069	3,078,688	3,008,900
ECMC Group Student Loan Trust Series 2020-3A Class A1B (1 Month LIBOR +1.00%) 144A±	3.44	1-27-2070	2,455,673	2,399,841
EFS Volunteer LLC Series 2010-1 Class A2 (3 Month LIBOR +0.85%) 144A±	3.63	10-25-2035	535,053	530,963
Navient Student Loan Trust Series 2017-3A Class A2 (1 Month LIBOR +0.60%) 144A±	3.04	7-26-2066	865,703	864,794
Navient Student Loan Trust Series 2018-2A Class A2 (1 Month LIBOR +0.38%) 144A±	2.82	3-25-2067	554,502	553,500
Navient Student Loan Trust Series 2018-3A Class A2 (1 Month LIBOR +0.42%) 144A±	2.86	3-25-2067	1,075,975	1,072,153
Navient Student Loan Trust Series 2018-4A Class A2 144A (1 Month LIBOR +0.68%) 144A±	3.12	6-27-2067	4,033,805	3,902,905
Navient Student Loan Trust Series 2020-2A Class A1B (1 Month LIBOR +0.90%) 144A±	3.34	8-26-2069	1,181,947	1,158,286
Navient Student Loan Trust Series 2020-GA Class A 144A	1.17	9-16-2069	1,233,669	1,129,815
The accompanying notes are an integral part of these financial statements.

22  |  Allspring Adjustable Rate Government Fund

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Asset-backed securities (continued)
Navient Student Loan Trust Series 2021-1A Class A1B 144A (1 Month LIBOR +0.60%) 144A±	3.04%	12-26-2069	$ 937,416	$ 907,720
Nelnet Student Loan Trust Series 2019-2A Class A (1 Month LIBOR +0.90%) 144A±	3.34	6-27-2067	3,301,626	3,269,225
Nelnet Student Loan Trust Series 2019-4A Class A (1 Month LIBOR +0.87%) 144A±	3.31	9-26-2067	702,961	691,526
Nelnet Student Loan Trust Series 2019-7A Class A1 (1 Month LIBOR +0.50%) 144A±	2.94	1-25-2068	562,313	559,893
New Hampshire Higher Education Loan Corporation Series 2020-1 Class A1B (1 Month LIBOR +1.20%) ±	3.46	9-25-2060	2,611,671	2,528,346
SLM Student Loan Trust Series 2003-10A Class A4 (3 Month LIBOR +0.67%) 144A±	2.50	12-17-2068	3,889,914	3,746,929
SLM Student Loan Trust Series 2004-10 Class A7B (3 Month LIBOR +0.60%) 144A±	3.38	10-25-2029	323,995	320,856
SLM Student Loan Trust Series 2005-4 Class A3 (3 Month LIBOR +0.12%) ±	2.90	1-25-2027	278,538	277,451
South Carolina Student Loan Series 2008-1 Class A4 (3 Month LIBOR +1.00%) ±	2.58	9-3-2024	124,396	124,234
Total Asset-backed securities (Cost $41,121,970)				40,170,611
Non-agency mortgage-backed securities: 4.70%
Angel Oak Mortgage Trust I LLC Series 2020-R1 Class A1 144A±±	0.99	4-25-2053	813,733	784,719
Cascade Funding Mortgage Trust Series 2020-HB4 Class A 144A±±	0.95	12-26-2030	1,025,012	1,009,973
Credit Suisse Mortgage Trust Series 2022-NQM1 Class A1 144A±±	2.27	11-25-2066	2,827,296	2,518,186
FRESB Mortgage Trust Series 2022-SB94 Class A5H ±±	1.72	11-25-2041	5,974,596	5,586,764
Goldman Sachs Mortgage-Backed Securities Trust Series 2020-PJ4 Class A2 144A±±	3.00	1-25-2051	679,204	580,509
Imperial Fund Mortgage Trust Series 2021-NQM2 Class A2 144A±±	1.36	9-25-2056	670,514	567,242
Imperial Fund Mortgage Trust Series 2022-NQM1 Class A1 144A±±	2.49	2-25-2067	2,575,543	2,370,927
JPMorgan Mortgage Trust Series 2016-5 Class A1 144A±±	3.23	12-25-2046	769,492	715,162
MFRA Trust Series 2020-NQM3 Class A1 144A±±	1.01	1-26-2065	342,827	329,598
New Residential Mortgage Loan Trust Series 2018-4A Class A1M (1 Month LIBOR +0.90%) 144A±	3.16	1-25-2048	1,180,805	1,150,380
New Residential Mortgage Loan Trust Series 2020-RPL1 Class A1 144A±±	2.75	11-25-2059	219,429	207,418
Onslow Bay Financial LLC Series 2022-NQM1 Class A1 144A±±	2.31	11-25-2061	3,004,738	2,719,239
Starwood Commercial Mortgage Trust Series 2022-FL3 Class A (30 Day Average U.S. SOFR +1.35%) 144A±	3.23	11-15-2038	960,000	923,793
Starwood Mortgage Residential Trust Series 2021-2 Class A1 144A±±	0.94	5-25-2065	961,105	903,004
Towd Point Mortgage Trust Series 2017-5 Class A1 (1 Month LIBOR +0.60%) 144A±	3.04	2-25-2057	569,538	564,674
Total Non-agency mortgage-backed securities (Cost $22,608,516)				20,931,588

The accompanying notes are an integral part of these financial statements.

Allspring Adjustable Rate Government Fund  |  23

Portfolio of investments—August 31, 2022

		Yield	Shares	Value
Short-term investments: 0.43%
Investment companies: 0.43%
Allspring Government Money Market Fund Select Class ♠∞		2.09%	1,904,979	$ 1,904,979
Total Short-term investments (Cost $1,904,979)				1,904,979
Total investments in securities (Cost $451,146,061)	99.37%			442,485,849
Other assets and liabilities, net	0.63			2,817,266
Total net assets	100.00%			$445,303,115

±	Variable rate investment. The rate shown is the rate in effect at period end.
±±	The coupon of the security is adjusted based on the principal and/or interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages. The rate shown is the rate in effect at period end.
♀	Investment in an interest-only security that entitles holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. The rate represents the coupon rate.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
COFI	Cost of Funds Index
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$42,764,138	$453,226,292	$(494,085,451)	$0	$0	$1,904,979	1,904,979	$60,162
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Short
10-Year U.S. Treasury Notes	(55)	12-20-2022	$ (6,442,161)	$ (6,429,844)	$ 12,317	$0
2-Year U.S. Treasury Notes	(437)	12-30-2022	(91,104,979)	(91,039,391)	65,588	0
5-Year U.S. Treasury Notes	(256)	12-30-2022	(28,397,960)	(28,370,000)	27,960	0
					$105,865	$0
The accompanying notes are an integral part of these financial statements.

24  |  Allspring Adjustable Rate Government Fund

Statement of assets and liabilities—August 31, 2022

Assets
Investments in unaffiliated securities, at value (cost $449,241,082)	$ 440,580,870
Investments in affiliated securities, at value (cost $1,904,979)	1,904,979
Cash	48,085
Cash at broker segregated for futures contracts	939,000
Principal paydown receivable	1,883,618
Receivable for interest	859,206
Receivable for Fund shares sold	73,509
Prepaid expenses and other assets	97,003
Total assets	446,386,270
Liabilities
Payable for Fund shares redeemed	823,551
Management fee payable	122,653
Dividends payable	58,851
Administration fees payable	38,096
Payable for daily variation margin on open futures contracts	7,620
Distribution fee payable	2,043
Trustees’ fees and expenses payable	289
Accrued expenses and other liabilities	30,052
Total liabilities	1,083,155
Total net assets	$445,303,115
Net assets consist of
Paid-in capital	$ 447,851,175
Total distributable loss	(2,548,060)
Total net assets	$445,303,115
Computation of net asset value and offering price per share
Net assets – Class A	$ 82,283,250
Shares outstanding – Class A1	9,324,351
Net asset value per share – Class A	$8.82
Maximum offering price per share – Class A2	$9.00
Net assets – Class C	$ 3,104,145
Shares outstanding – Class C1	352,381
Net asset value per share – Class C	$8.81
Net assets – Administrator Class	$ 6,366,852
Shares outstanding – Administrator Class[1]	721,196
Net asset value per share – Administrator Class	$8.83
Net assets – Institutional Class	$ 353,548,868
Shares outstanding – Institutional Class[1]	40,068,022
Net asset value per share – Institutional Class	$8.82
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/98 of net asset value. On investments of $100,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Allspring Adjustable Rate Government Fund  |  25

Statement of operations—year ended August 31, 2022

Investment income
Interest	$ 5,351,227
Income from affiliated securities	60,162
Total investment income	5,411,389
Expenses
Management fee	1,811,239
Administration fees
Class A	145,242
Class C	4,959
Administrator Class	8,093
Institutional Class	332,423
Shareholder servicing fees
Class A	225,731
Class C	7,748
Administrator Class	20,222
Distribution fee
Class C	23,242
Custody and accounting fees	38,195
Professional fees	91,496
Registration fees	60,437
Shareholder report expenses	33,806
Trustees’ fees and expenses	20,393
Other fees and expenses	58,047
Total expenses	2,881,273
Less: Fee waivers and/or expense reimbursements
Fund-level	(148,435)
Class A	(43,502)
Class C	(16,157)
Administrator Class	(10,413)
Net expenses	2,662,766
Net investment income	2,748,623
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(676,057)
Futures contracts	6,861,045
Net realized gains on investments	6,184,988
Net change in unrealized gains (losses) on
Unaffiliated securities	(12,207,357)
Futures contracts	183,174
Net change in unrealized gains (losses) on investments	(12,024,183)
Net realized and unrealized gains (losses) on investments	(5,839,195)
Net decrease in net assets resulting from operations	$ (3,090,572)
The accompanying notes are an integral part of these financial statements.

26  |  Allspring Adjustable Rate Government Fund

Statement of changes in net assets

	Year ended August 31, 2022		Year ended August 31, 2021
Operations
Net investment income		$ 2,748,623		$ 3,082,137
Net realized gains on investments		6,184,988		2,755,083
Net change in unrealized gains (losses) on investments		(12,024,183)		(614,193)
Net increase (decrease) in net assets resulting from operations		(3,090,572)		5,223,027
Distributions to shareholders from
Net investment income and net realized gains
Class A		(692,300)		(566,177)
Class C		(14,135)		(1,311)
Administrator Class		(71,924)		(49,812)
Institutional Class		(4,255,890)		(2,722,077)
Total distributions to shareholders		(5,034,249)		(3,339,377)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	593,643	5,293,269	1,717,622	15,375,208
Class C	123,328	1,091,402	198,409	1,770,746
Administrator Class	804,889	7,188,561	412,523	3,701,212
Institutional Class	43,022,173	383,515,387	40,953,608	366,875,929
		397,088,619		387,723,095
Reinvestment of distributions
Class A	66,182	589,152	53,731	481,201
Class C	1,573	14,008	141	1,262
Administrator Class	7,992	71,176	5,497	49,250
Institutional Class	415,798	3,699,149	264,936	2,373,163
		4,373,485		2,904,876
Payment for shares redeemed
Class A	(2,188,993)	(19,473,541)	(3,420,031)	(30,618,407)
Class C	(141,789)	(1,259,441)	(357,221)	(3,193,038)
Administrator Class	(1,017,358)	(9,065,328)	(397,467)	(3,564,439)
Institutional Class	(52,928,850)	(471,262,780)	(23,947,576)	(214,470,110)
		(501,061,090)		(251,845,994)
Net increase (decrease) in net assets resulting from capital share transactions		(99,598,986)		138,781,977
Total increase (decrease) in net assets		(107,723,807)		140,665,627
Net assets
Beginning of period		553,026,922		412,361,295
End of period		$ 445,303,115		$ 553,026,922
The accompanying notes are an integral part of these financial statements.

Allspring Adjustable Rate Government Fund  |  27

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$8.96	$8.92	$8.98	$8.93	$8.96
Net investment income	0.02	0.04	0.17	0.18 [1]	0.10
Net realized and unrealized gains (losses) on investments	(0.09)	0.05	(0.06)	0.05	(0.01)
Total from investment operations	(0.07)	0.09	0.11	0.23	0.09
Distributions to shareholders from
Net investment income	(0.03)	(0.05)	(0.17)	(0.18)	(0.12)
Net realized gains	(0.04)	0.00	(0.00) [2]	0.00	0.00
Total distributions to shareholders	(0.07)	(0.05)	(0.17)	(0.18)	(0.12)
Net asset value, end of period	$8.82	$8.96	$8.92	$8.98	$8.93
Total return[3]	(0.81)%	0.99%	1.25%	2.64%	0.98%
Ratios to average net assets (annualized)
Gross expenses	0.82%	0.82%	0.88%	0.88%	0.83%
Net expenses	0.74%	0.74%	0.74%	0.74%	0.74%
Net investment income	0.30%	0.49%	1.92%	2.04%	1.28%
Supplemental data
Portfolio turnover rate	36%	53%	9%	5%	3%
Net assets, end of period (000s omitted)	$82,283	$97,274	$111,538	$118,675	$103,963

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

28  |  Allspring Adjustable Rate Government Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$8.95	$8.91	$8.97	$8.93	$8.96
Net investment income (loss)	0.00 [1,2]	(0.00) [1,3]	0.10 [1]	0.10 [1]	0.05 [1]
Net realized and unrealized gains (losses) on investments	(0.10)	0.04	(0.06)	0.06	(0.03)
Total from investment operations	(0.10)	0.04	0.04	0.16	0.02
Distributions to shareholders from
Net investment income	(0.00) [2]	(0.00) [2]	(0.10)	(0.12)	(0.05)
Net realized gains	(0.04)	0.00	(0.00) [2]	0.00	0.00
Total distributions to shareholders	(0.04)	(0.00) [2]	(0.10)	(0.12)	(0.05)
Net asset value, end of period	$8.81	$8.95	$8.91	$8.97	$8.93
Total return[4]	(1.08)%	0.48%	0.50%	1.76%	0.23%
Ratios to average net assets (annualized)
Gross expenses	1.57%	1.57%	1.63%	1.62%	1.55%
Net expenses	1.02% *	1.27% *	1.49%	1.49%	1.49%
Net investment income (loss)	0.04%	(0.02)%	1.17%	1.13%	0.54%
Supplemental data
Portfolio turnover rate	36%	53%	9%	5%	3%
Net assets, end of period (000s omitted)	$3,104	$3,304	$4,702	$6,594	$45,693

*	Ratio includes class-level expenses which were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would be increased by the following amounts:

Year ended August 31, 2022	0.47%
Year ended August 31, 2021	0.22%

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Amount is more than $(0.005)
[4]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Allspring Adjustable Rate Government Fund  |  29

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$8.97	$8.92	$8.98	$8.93	$8.96
Net investment income	0.04 [1]	0.06 [1]	0.18 [1]	0.19 [1]	0.13 [1]
Net realized and unrealized gains (losses) on investments	(0.10)	0.05	(0.06)	0.06	(0.03)
Total from investment operations	(0.06)	0.11	0.12	0.25	0.10
Distributions to shareholders from
Net investment income	(0.04)	(0.06)	(0.18)	(0.20)	(0.13)
Net realized gains	(0.04)	0.00	(0.00) [2]	0.00	0.00
Total distributions to shareholders	(0.08)	(0.06)	(0.18)	(0.20)	(0.13)
Net asset value, end of period	$8.83	$8.97	$8.92	$8.98	$8.93
Total return	(0.67)%	1.24%	1.40%	2.78%	1.12%
Ratios to average net assets (annualized)
Gross expenses	0.76%	0.76%	0.81%	0.81%	0.77%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	0.43%	0.64%	1.98%	2.12%	1.42%
Supplemental data
Portfolio turnover rate	36%	53%	9%	5%	3%
Net assets, end of period (000s omitted)	$6,367	$8,299	$8,076	$5,337	$9,140

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
The accompanying notes are an integral part of these financial statements.

30  |  Allspring Adjustable Rate Government Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$8.96	$8.92	$8.98	$8.93	$8.96
Net investment income	0.05 [1]	0.07 [1]	0.19 [1]	0.22	0.16
Net realized and unrealized gains (losses) on investments	(0.10)	0.04	(0.06)	0.04	(0.05)
Total from investment operations	(0.05)	0.11	0.13	0.26	0.11
Distributions to shareholders from
Net investment income	(0.05)	(0.07)	(0.19)	(0.21)	(0.14)
Net realized gains	(0.04)	0.00	(0.00) [2]	0.00	0.00
Total distributions to shareholders	(0.09)	(0.07)	(0.19)	(0.21)	(0.14)
Net asset value, end of period	$8.82	$8.96	$8.92	$8.98	$8.93
Total return	(0.53)%	1.27%	1.54%	2.93%	1.26%
Ratios to average net assets (annualized)
Gross expenses	0.49%	0.49%	0.54%	0.54%	0.50%
Net expenses	0.46%	0.46%	0.46%	0.46%	0.46%
Net investment income	0.59%	0.74%	2.12%	2.27%	1.55%
Supplemental data
Portfolio turnover rate	36%	53%	9%	5%	3%
Net assets, end of period (000s omitted)	$353,549	$444,150	$288,045	$158,147	$235,078

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
The accompanying notes are an integral part of these financial statements.

Allspring Adjustable Rate Government Fund  |  31

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Adjustable Rate Government Fund (the "Fund") which is a diversified series of the Trust.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a

32  |  Allspring Adjustable Rate Government Fund

Notes to financial statements
regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Mortgage dollar roll transactions
The Fund may engage in mortgage dollar roll transactions through TBA mortgage-backed securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). In a mortgage dollar roll transaction, the Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund accounts for TBA dollar roll transactions as purchases and sales which, as a result, may increase its portfolio turnover rate.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Paydown gains and losses are included in interest income.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of August 31, 2022, the aggregate cost of all investments for federal income tax purposes was $451,422,841 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 696,740
Gross unrealized losses	(9,527,867)
Net unrealized losses	$(8,831,127)

Allspring Adjustable Rate Government Fund  |  33

Notes to financial statements
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Agency securities	$ 0	$ 379,478,671	$0	$ 379,478,671
Asset-backed securities	0	40,170,611	0	40,170,611
Non-agency mortgage-backed securities	0	20,931,588	0	20,931,588
Short-term investments
Investment companies	1,904,979	0	0	1,904,979
	1,904,979	440,580,870	0	442,485,849
Futures contracts	105,865	0	0	105,865
Total assets	$2,010,844	$440,580,870	$0	$442,591,714
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended August 31, 2022, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

34  |  Allspring Adjustable Rate Government Fund

Notes to financial statements
Average daily net assets	Management fee
First $1 billion	0.350%
Next $4 billion	0.325
Next $3 billion	0.290
Next $2 billion	0.265
Over $10 billion	0.255
For the year ended August 31, 2022, the management fee was equivalent to an annual rate of 0.35% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.16%
Class C	0.16
Administrator Class	0.10
Institutional Class	0.08
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund.  When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses.  When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses.  Allspring Funds Management has contractually committed through December 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses.  Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. In addition to the contractual waivers and/or reimbursements, Allspring Funds Management also voluntarily waived certain class-level expenses during the year ended August 31, 2022.  These voluntary class-level waivers may be discontinued at any time.  As of August 31, 2022, the contractual expense caps are as follows:
Expense ratio caps
Class A	0.74%
Class C	1.49
Administrator Class	0.60
Institutional Class	0.46

Allspring Adjustable Rate Government Fund  |  35

Notes to financial statements
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended August 31, 2022, Allspring Funds Distributor received $45 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended August 31, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2022 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$192,168,946	$71,456,922	$133,639,819	$41,207,021
6. DERIVATIVE TRANSACTIONS
During the year ended August 31, 2022, the Fund entered into futures contracts for duration and curve management. The Fund had an average notional amount of $123,913,473 in short futures contracts during the year ended August 31, 2022.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
7. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee equal based on the unused balance is allocated to each participating fund.
For the year ended August 31, 2022, there were no borrowings by the Fund under the agreement.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended August 31, 2022 and August 31, 2021 were as follows:
	Year ended August 31
	2022	2021
Ordinary income	$2,699,890	$3,283,861
Long-term capital gain	2,334,359	55,516

36  |  Allspring Adjustable Rate Government Fund

Notes to financial statements
As of August 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized losses
$2,584,557	$3,825,253	$(8,831,127)
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

Allspring Adjustable Rate Government Fund  |  37

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Adjustable Rate Government Fund (formerly, Wells Fargo Adjustable Rate Government Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of August 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian, transfer agent and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
October 27, 2022

38  |  Allspring Adjustable Rate Government Fund

Other information (unaudited)
TAX INFORMATION
Pursuant to Section 852 of the Internal Revenue Code, $2,334,359 was designated as a 20% rate gain distribution for the fiscal year ended August 31, 2022.
For the fiscal year ended August 31, 2022, $2,653,429 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Adjustable Rate Government Fund  |  39

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 124 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

40  |  Allspring Adjustable Rate Government Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner, Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner, Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination Medical Center Corporation. Board member of the Minnesota Wild Foundation.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Adjustable Rate Government Fund  |  41

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

42  |  Allspring Adjustable Rate Government Fund

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund's liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 24-25, 2022, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage the Fund’s liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Allspring Adjustable Rate Government Fund  |  43

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0922-00059 10-22
ACBCP/AR132 08-22

Annual Report
August 31, 2022
Allspring
Conservative Income Fund

The views expressed and any forward-looking statements are as of August 31, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Conservative Income Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Conservative Income Fund for the 12-month period that ended August 31, 2022. Globally, stocks and bonds experienced heightened volatility through the period. Non-U.S. securities fared the worst as the global economy faced multiple challenges. Bonds had historically poor performance during a difficult period, with major fixed income indexes all falling substantially for the 12-month period. The performance of non-U.S. investments was worsened by the strong U.S. dollar.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were wiped away by the highest rate of inflation in four decades, the impact of aggressive central bank rate hikes, more highly contagious COVID-19 variants, and the Russia-Ukraine war. The already-significant global supply-chain disruptions were compounded by China’s COVID-19 lockdowns.
For the 12-month period, both stocks and bonds registered significant losses, with U.S. large-cap stocks faring better overall than non-U.S. developed market equities and emerging market stocks. Fixed income securities were also deeply in the red, in a period of high inflation and sharply rising interest rates. For the period, U.S. stocks, based on the S&P 500 Index,1 lost 11.23%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -19.52%, while the MSCI EM Index (Net) (USD)3 had weaker performance with a decline of  21.80%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -11.52%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 tumbled 22.05%, the Bloomberg Municipal Bond Index6 declined 8.63%, and the ICE BofA U.S. High Yield Index7 fell 10.41%.
Rising inflation, COVID, and the Russian invasion of Ukraine drove market performance.
Global financial assets, except for commodities, began the period with a broad retreat in September 2021, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply-chain disruptions along with rising energy and food prices. Meanwhile, the Federal Reserve (Fed) indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional debt ceiling showdown, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
Elevated inflation pressures and the global supply bottleneck continued in October, but strong earnings provided a bright spot in the U.S., the eurozone, and many Asian countries. Government bond yields rose globally as central banks prepared to tighten monetary policy. Commodity prices continued to rise, driven by sharply higher energy costs.
“ Global financial assets, except for commodities, began the period with a broad retreat in September 2021, as concerns over inflation and the interest rate outlook depressed investor confidence.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Conservative Income Fund

Letter to shareholders (unaudited)
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury inflation-protected securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the U.S. Consumer Price Index (CPI),1 a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were adversely affected by the increased likelihood of multiple rate hikes in 2022.
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with ongoing high levels of volatility in March along with mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and signs of economic resilience accompanying higher prices.
In April, market volatility continued, with deepening losses across major capital markets, as both the S&P 500 and MSCI ACWI (Net)2 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak, creating a global ripple effect that compounded existing supply shortages. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
Market volatility continued in May, although markets recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation and geopolitical tensions that exacerbated high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with broad expectations of multiple rate hikes to come. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. The U.S. recorded a 3.6% unemployment rate, although labor market participation remained low. U.S. retail sales for April, released in May, indicated a fourth consecutive monthly increase, reflecting continued consumer resilience.
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
[2]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

Allspring Conservative Income Fund  |  3

Letter to shareholders (unaudited)
A historically bad year in financial markets continued in June with stocks posting further losses enroute to their worst first half of a year in 50 years. Bonds didn't fare much better. Driving the losses were the same factors that have been at play: rising global inflation and fears of recession as central banks increase rates to try to curb inflation, which climbed above 9% in June in the U.S. The Fed raised its short-term rate by another 0.75% in June. Meanwhile, U.S. economic data showed resilience as the U.S. unemployment rate held steady at 3.6% and the housing market was only marginally affected, so far, by sharply higher mortgage rates.
Markets rebounded in July, led by U.S. stocks. While evidence began to point to an economic slowdown, and possibly a recession after two consecutive quarters of economic contraction, the U.S. labor market remained surprisingly robust: July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices, major contributors to recent overall inflation, fell substantially from earlier highs. And while U.S. housing market data indicated a continued rise in home prices, home sales fell as houses became less affordable with mortgage rates at a 13-year high. The Fed raised the federal funds rate another 0.75% in July—to a range of 2.25% to 2.50%—and forecasts pointed to continued rate increases..
August was yet another broadly challenging month for financial markets, with more red ink flowing. Inflation persisted at historically high levels, cresting 9% in the eurozone and remaining above 8% in the U.S. despite the Fed’s aggressive monetary policy and a major drop in global crude oil and gasoline prices from their earlier peaks. The hint of a silver lining—and a questionable one—was the continued resilience of the U.S. jobs market. However, the dark smudge on that silver lining was the increased likelihood of further Fed rate hikes: The Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act. Its primary stated goals include: to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

4  |  Allspring Conservative Income Fund

This page is intentionally left blank.

Performance highlights (unaudited)
Investment objective	The Fund seeks current income consistent with capital preservation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Andrew M. Greenberg, CFA®‡, Anthony J. Melville, CFA®‡, Jeffrey L. Weaver, CFA®‡
Average annual total returns (%) as of August 31, 2022
					Expense ratios[1] (%)
	Inception date	1 year	5 year	Since inception	Gross	Net [2]
Class A2 (WCIAX)[3]	5-29-2020	-0.92	1.02	0.77	0.60	0.40
Institutional Class (WCIIX)	5-31-2013	-0.69	1.26	1.01	0.37	0.25
Bloomberg 6-9 Month Treasury Bill Index[4]	–	-0.39	1.10	0.73 *	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund's website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
Class A2 and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
*	Based on the inception date of the oldest Fund class.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through December 31, 2022 (December 31, 2023 for Class A2), to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.40% for Class A2, and 0.25% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class A2 shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the Class A2 shares.
[4]	The Bloomberg 6-9 Month Treasury Bill Index includes all publicly issued zero-coupon U.S. Treasury bills that have a remaining maturity of less than nine months and more than six, are rated investment-grade, and have $250 million or more of outstanding face value. You cannot invest directly in an index.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk, mortgage- and asset-backed securities risk, and municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Conservative Income Fund

Performance highlights (unaudited)
Growth of $1,000,000 investment as of August 31, 20221
[1]	The chart compares the performance of Institutional Class shares since inception with the Bloomberg 6-9 Month Treasury Bill Index. The chart assumes a hypothetical investment of $1,000,000 in Institutional Class shares and reflects all operating expenses.

Allspring Conservative Income Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed its benchmark, the Bloomberg 6–9 Month Treasury Bill Index, for the 12-month period that ended August 31, 2022.
■	The Fund’s largest allocation was to corporate notes. Spreads moved wider during the period, which caused the sector to underperform the benchmark.
■	The allocation to the asset-backed securities (ABS) sector was the largest contributor to performance. The municipal sector allocation, while relatively small, also contributed.
The Federal Reserve (Fed) is focused on reducing inflation.
The federal funds target rate was raised in March 2022 to a range of 225 to 250 basis points (bps; 100 bps equal 1.00%) from 0 to 25 bps, where it has been since March 2020. The Fed had been in an extremely accommodative mode since the onset of the COVID-19 pandemic. Inflation jumped to levels not seen in 40 years, which has forced the Fed to hike the overnight rate to the current level. The Fed has promised further rate hikes in an effort to reduce inflation closer to its target level of 2%. The rate hikes have caused Treasury yields to rise, and the 2-year U.S. Treasury yield rose more than 300 bps and is now at levels not seen since 2007. This has resulted in negative returns for most fixed income investors.
The Fund was extended to a neutral position to take advantage of the higher interest rate environment.
The Fund’s duration, which was shorter than the benchmark through the fourth quarter of 2021, was extended to a neutral position in the first quarter of 2022 and is currently positioned at 0.6 years. This was done by reducing the exposure to commercial paper and corporate floating-rate notes in favor of fixed-rate securities. The portfolio’s credit quality was improved by reducing its industrials sector exposure and increasing the allocation to the financials sector, which generally has a higher credit quality. Given where the business cycle is and the potential for a slower economy, we believe this move was warranted.
The Fund’s corporate exposure and yield-curve positioning detracted from performance.
The corporate bond sector was the largest detractor from performance. In particular, the exposure to A-rated financials and A-rated and BBB-rated utilities underperformed. The Fund holds a 27% allocation in A-rated financial corporate bonds.* The option-adjusted spread (OAS) on the Bloomberg U.S. 1-3 Year Corporate Bond Index** widened from +33 bps to +76 bps over the period and lost -3.82% in total return and -0.31% in excess return. Within the index, A-rated financials further underperformed, with a total return of -4.19% or excess return of -0.53%. At 12% of the Fund, an allocation to utilities also detracted from performance.
The Fund’s yield-curve positioning detracted from performance. The contribution from an underweight in the 6-month part of the curve was more than offset by the overweight in the 1- and 2-year parts of the curve as interest rates rose dramatically over the period.
Ten largest holdings (%) as of August 31, 2022[1]
HPEFS Equipment Trust Series 2021-1A Class C, 0.75%, 3-20-2031	2.13
Southern California Edison's First Mortgage, 2.57%, 4-3-2023	1.46
BP Capital Markets America Incorporated, 2.75%, 9-19-2022	1.39
JPMorgan Chase & Company, 2.40%, 3-16-2024	1.38
Royal Bank of Canada, 1.60%, 4-17-2023	1.37
Hyundai Auto Lease Securitization Trust Series 2021- C Class A3 , 0.38%, 9-16-2024	1.33
Tesla Auto Lease Trust Series 2021-A Class C, 1.18%, 3-20-2025	1.32
Deutsche Bank AG, 2.78%, 11-8-2023	1.21
Atmos Energy Corporation, 2.07%, 3-9-2023	1.15
AbbVie Incorporated, 3.63%, 11-21-2022	1.04
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.

*	The credit quality is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor's and Fitch’s rates the creditworthiness of bonds from AAA (highest) to D (lowest). Moody’s rates the creditworthiness of bonds from Aaa (highest) to C (lowest).
**	The Bloomberg U.S. 1–3 Year Corporate Bond Index measures the investment return of US dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies with maturities between 1 and 3 years.

8  |  Allspring Conservative Income Fund

Performance highlights (unaudited)
ABS and municipals contributed to performance.
The Fund’s allocation to ABS, the second-largest allocation at 25% of holdings, was a modest contributor to performance. ABS OAS generally widened, but the income return was enough to offset the loss from spread movement. Higher-quality tranches were more stable and exhibited less widening than lower-quality tranches. The taxable municipal sector benefited from a reduction in supply, strong demand, and a generally stable to improving credit profile. The Fund’s allocation to the sector was additive to performance.
Portfolio composition as of August 31, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. Allocations are subject to change and may have changed since the date specified.
Outlook
The inflation numbers have forced the Fed to raise rates at a pace that hasn’t been seen by investors since 1994. While economic growth was negative in both the first and second quarter of 2022, the need to reduce inflation was confirmed as the Fed’s main focus and will result in higher federal fund rates going forward. While a fair amount of future rate hikes are already priced into fixed income markets, there is a strong probability of further moves higher. The portfolio management team will continue to look for opportunities to take advantage of the higher interest rate environment. A further slowing of the economy may put pressure on corporate spreads, so we will continue to use our Global Credit Research team to mitigate credit risk and identify opportunities to add value to the portfolio.

Allspring Conservative Income Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur ongoing costs including management fees, shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2022 to August 31, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning account value 3-1-2022	Ending account value 8-31-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class A2
Actual	$1,000.00	$ 996.34	$1.96	0.39%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.24	$1.99	0.39%
Institutional Class
Actual	$1,000.00	$ 997.30	$1.26	0.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.95	$1.28	0.25%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half-year period).

10  |  Allspring Conservative Income Fund

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Agency securities: 0.76%
GNMA ±±##	4.58%	8-20-2070	$2,171,838	$ 2,179,830
Total Agency securities (Cost $2,316,981)				2,179,830
Asset-backed securities: 24.64%
AmeriCredit Automobile Receivables Trust Series 2020-1 Class A3	1.11	8-19-2024	270,347	269,977
AmeriCredit Automobile Receivables Trust Series 2022 -2 Class A2A	4.20	12-18-2025	585,000	584,386
CarMax Auto Owner Trust Series 2021-4 Class A2A	0.24	11-15-2024	640,203	634,175
Carvana Auto Receivables Trust 2021-P3 Class A	0.38	1-10-2025	1,618,737	1,599,703
Carvana Auto Receivables Trust 2022-P3 Class A2%%	4.42	12-10-2025	1,380,000	1,379,476
CCG Receivables Trust Series 2020-1 Class A2 144A	0.54	12-14-2027	748,201	733,730
Chesapeake Funding II LLC Series 2020-1A Class A1 144A	0.87	8-15-2032	813,276	803,908
Citibank Credit Card Issuance Trust Series 2018-A3 Class A3	3.29	5-23-2025	3,000,000	2,989,055
Dell Equipment Finance Trust Series 2021-2 Class A2 144A	0.33	12-22-2026	2,158,022	2,127,673
DLLAD LLC Series 2021-1 144A	0.35	9-20-2024	483,072	474,403
DLLMT Series 2021-1A Class A2 144A	0.60	3-20-2024	1,686,908	1,662,173
Donlen Fleet Lease Funding Series 2021-2 Class A1 (1 Month LIBOR +0.33%) 144A±	1.53	12-11-2034	1,550,304	1,542,108
Enterprise Fleet Financing LLC Series 2020-1 Class A2 144A	1.78	12-22-2025	2,196,404	2,179,450
Evergreen Credit Card Trust 2022 CRT-1 Class B 144A	5.61	7-15-2026	2,000,000	1,990,538
Ford Credit Auto Lease Trust Series 2022-A Class A2A	2.78	10-15-2024	860,000	853,019
Ford Credit Auto Owner Trust Series 2018-2 Class A 144A	3.47	1-15-2030	2,000,000	1,987,627
Ford Credit Auto Owner Trust Series 2019-B Class A3	2.23	10-15-2023	18,623	18,616
Ford Credit Auto Owner Trust Series 2022- B Class A2A	3.44	2-15-2025	1,470,000	1,463,549
Foursight Capital Automobile Receivables Trust Series 2022-1 Class A2 144A	1.15	9-15-2025	655,743	642,851
General Motors Financial Securitized Term 2021-2 Class A3	0.51	4-16-2026	2,000,000	1,931,057
GM Financial Auto Lease Trust Series 2021-3 Class A3	0.39	10-21-2024	2,000,000	1,936,274
Golden Credit Card Trust Series 2018-4A Class A 144A	3.44	8-15-2025	3,000,000	2,985,128
Great America Leasing Receivables Funding LLC Series 2021-1 Class A2 144A	0.27	6-15-2023	704,704	701,950
HPEFS Equipment Trust Series 2021-1A Class C 144A	0.75	3-20-2031	6,400,000	6,135,164
Hyundai Auto Lease Securitization Trust Series 2021- C Class A3 144A	0.38	9-16-2024	3,959,000	3,829,317
Hyundai Auto Lease Securitization Trust Series 2021-A Class B 144A	0.61	10-15-2025	1,800,000	1,747,380
John Deere Owner Trust Series 2021- A Class A2	0.20	12-15-2023	185,922	185,407
John Deere Owner Trust Series 2022- B Class A2	3.73	6-16-2025	935,000	930,891
Mercedes-Benz Auto Receivables Trust Series 2019-1 Class 3	1.94	3-15-2024	653,792	652,430
MMAF Equipment Finance LLC Series 2020-B Class A2 144A	0.38	8-14-2023	147,076	146,599
Oscar US Funding Trust Series 2021-1A Class A2 144A	0.40	3-11-2024	307,812	305,769
Oscar US Funding Trust Series 2021-2A Class A2 144A	0.39	8-12-2024	876,989	863,976
Santander Drive Auto Receivable Series 2022-5 Class A3	4.11	8-17-2026	1,250,000	1,245,777
Santander Drive Auto Receivable Trust Series 2021-4 A3	0.51	8-15-2025	1,500,000	1,487,885
Santander Retail Auto Lease Trust Series 2020 Class A C 144A	2.08	3-20-2024	1,500,000	1,484,724
Santander Retail Auto Lease Trust Series 2020-B Class A2 144A	0.42	11-20-2023	118,009	117,746
Santander Retail Auto Lease Trust Series 2021-C Class A2 144A	0.29	4-22-2024	809,144	803,634
SoFi Consumer Loan Program Trust Series 2021-1 Class A 144A	0.49	9-25-2030	1,097,059	1,062,814
Tesla Auto Lease Trust Series 2021-A Class A2 144A	0.36	3-20-2025	493,016	485,945
Tesla Auto Lease Trust Series 2021-A Class B 144A	1.02	3-20-2025	1,600,000	1,528,149
The accompanying notes are an integral part of these financial statements.

Allspring Conservative Income Fund  |  11

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Asset-backed securities (continued)
Tesla Auto Lease Trust Series 2021-A Class C 144A	1.18%	3-20-2025	$4,000,000	$ 3,805,559
Venture CDO Limited Series 16-25A Class AR (3 Month LIBOR +1.02%) 144A±	3.73	4-20-2029	2,556,716	2,523,210
Verizon Master Trust Series 2022-5 Class A1A øø	3.72	7-20-2027	2,050,000	2,049,994
Volkswagen Group of America Auto Lease Trust Series 2022-A Class A2	3.02	10-21-2024	2,440,000	2,419,286
Wheels SPV LLC Series 2020-1A Class A2 144A	0.51	8-20-2029	386,760	381,779
World Omni Auto Lease Trust Series 2021-A Class A3	0.42	8-15-2024	3,000,000	2,899,561
World Omni Auto Lease Trust Series 2022-A Class A	2.63	10-15-2024	2,414,504	2,392,830
Total Asset-backed securities (Cost $72,034,250)				70,976,652
Corporate bonds and notes: 44.35%
Communication services: 0.82%
Entertainment: 0.82%
Take-Two Interactive Software Incorporated	3.30	3-28-2024	2,400,000	2,366,221
Consumer discretionary: 0.39%
Hotels, restaurants & leisure: 0.39%
McDonald's Corporation	3.35	4-1-2023	1,120,000	1,117,410
Consumer staples: 4.27%
Beverages: 0.69%
Constellation Brands Incorporated	3.60	5-9-2024	2,000,000	1,982,107
Food & staples retailing: 0.98%
Georgia Pacific LLC 144A	0.63	5-15-2024	3,000,000	2,823,376
Food products: 1.02%
Cargill Incorporated 144A	1.38	7-23-2023	3,000,000	2,938,429
Household products: 0.54%
GSK Consumer Healthcare Capital US LLC 144A	3.02	3-24-2024	1,600,000	1,564,635
Tobacco: 1.04%
Philip Morris International Incorporated	2.63	3-6-2023	3,000,000	2,985,387
Energy: 3.81%
Energy equipment & services: 0.69%
Enterprise Products Operating LP	3.35	3-15-2023	2,000,000	1,996,381
Oil, gas & consumable fuels: 3.12%
Baker Hughes LLC	1.23	12-15-2023	1,025,000	993,037
Boardwalk Pipelines LP	3.38	2-1-2023	2,000,000	1,993,151
BP Capital Markets America Incorporated (3 Month LIBOR +0.65%) ±	2.75	9-19-2022	4,000,000	3,999,611
Phillips 66	3.70	4-6-2023	2,000,000	1,999,691
				8,985,490
Financials: 21.38%
Banks: 5.87%
Bank of America Corporation (3 Month LIBOR +0.78%) ±	3.55	3-5-2024	2,000,000	1,991,910
Fifth Third Bancorp	1.63	5-5-2023	2,000,000	1,972,725
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Conservative Income Fund

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Banks (continued)
JPMorgan Chase & Company (U.S. SOFR +0.58%) ±	2.40%	3-16-2024	$4,000,000	$ 3,972,196
PNC Financial Services Group Incorporated	2.95	1-30-2023	3,000,000	2,995,302
Truist Bank	2.20	3-16-2023	2,000,000	1,984,400
US Bank NA	3.40	7-24-2023	2,000,000	1,995,155
Wells Fargo & Company	3.75	1-24-2024	2,000,000	1,993,994
				16,905,682
Capital markets: 2.75%
Bank of New York Mellon Corporation	2.95	1-29-2023	1,470,000	1,465,601
Bank of New York Mellon Corporation	3.50	4-28-2023	2,000,000	2,000,996
Goldman Sachs Group Incorporated (U.S. SOFR +0.54%) ±	0.63	11-17-2023	1,000,000	991,857
Goldman Sachs Group Incorporated (U.S. SOFR +0.54%) ±	2.82	11-17-2023	1,500,000	1,494,645
Morgan Stanley (U.S. SOFR +0.62%) ±	0.73	4-5-2024	2,000,000	1,956,368
				7,909,467
Consumer finance: 5.53%
American Honda Finance Corporation	2.05	1-10-2023	3,000,000	2,986,770
Aviation Capital Group 144A	3.88	5-1-2023	2,000,000	1,974,189
Daimler Finance North America LLC (3 Month LIBOR +0.84%) 144A±	3.65	5-4-2023	2,000,000	2,004,633
Daimler Finance North America LLC 144A	3.70	5-4-2023	3,000,000	2,994,919
Hyundai Capital America Company 144A	2.85	11-1-2022	2,000,000	1,996,789
Toyota Motor Credit Corporation	2.90	3-30-2023	2,000,000	1,993,189
Volkswagen Group of America Finance LLC 144A	3.13	5-12-2023	2,000,000	1,989,436
				15,939,925
Diversified financial services: 0.85%
Blackstone Holdings Finace Company LLC 144A	4.75	2-15-2023	1,200,000	1,198,744
National Rural Utilities Cooperative Finance	2.70	2-15-2023	1,255,000	1,248,274
				2,447,018
Insurance: 6.38%
Athene Global Funding 144A	2.80	5-26-2023	3,000,000	2,970,412
Athene Global Funding (U.S. SOFR +0.70%) 144A±	2.98	5-24-2024	2,500,000	2,449,869
Brighthouse Financial Global Funding 144A	1.20	12-15-2023	1,075,000	1,032,369
Brighthouse Financial Global Funding Series 2021-1 (U.S. SOFR +0.76%) 144A±	2.76	4-12-2024	1,200,000	1,187,073
Equitable Financial Life Insurance Company of America (U.S. SOFR +0.39%) 144A±	2.37	4-6-2023	2,250,000	2,246,783
GA Global Funding Trust (U.S. SOFR +1.36%) 144A±	3.35	4-11-2025	2,000,000	1,960,569
Jackson National Life Global Funding 144A	3.25	1-30-2024	2,000,000	1,966,218
Metropolitan Life Global Funding I 144A	3.00	1-10-2023	1,000,000	998,825
Principal Life Global Funding II (U.S. SOFR +0.38%) 144A±	2.66	8-23-2024	670,000	663,511
Protective Life Global Funding 144A	0.63	10-13-2023	2,000,000	1,928,117
Protective Life Global Funding 144A	1.08	6-9-2023	1,000,000	978,030
				18,381,776
Health care: 1.04%
Biotechnology: 1.04%
AbbVie Incorporated (3 Month LIBOR +0.65%) ±	3.63	11-21-2022	3,000,000	3,002,455
The accompanying notes are an integral part of these financial statements.

Allspring Conservative Income Fund  |  13

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Industrials: 1.62%
Trading companies & distributors: 0.76%
Air Lease Corporation	3.00%	9-15-2023	$2,200,000	$ 2,169,179
Transportation infrastructure: 0.86%
Penske Truck Leasing Company LP 144A	2.70	3-14-2023	2,500,000	2,481,262
Materials: 0.69%
Metals & mining: 0.69%
Glencore Funding LLC Company 144A	4.13	3-12-2024	2,000,000	1,985,861
Real estate: 1.45%
Equity REITs: 1.45%
Public Storage (U.S. SOFR +0.47%) ±	2.62	4-23-2024	1,195,000	1,189,533
Simon Property Group LP	2.75	6-1-2023	3,000,000	2,978,637
				4,168,170
Utilities: 8.88%
Electric utilities: 6.64%
American Electric Power	2.03	3-15-2024	2,000,000	1,937,137
Entergy Arkansas Incorporated	3.05	6-1-2023	2,000,000	1,987,681
Florida Power & Light Company (U.S. SOFR +0.25%) ±	2.53	5-10-2023	2,000,000	1,994,332
Nextera Energy Capital Company	4.26	9-1-2024	2,500,000	2,501,529
Oklahoma Gas & Electric Company	0.55	5-26-2023	2,910,000	2,843,274
Southern California Edison's First Mortgage (U.S. SOFR +0.64%) ±	2.57	4-3-2023	4,220,000	4,211,913
Southern Company (U.S. SOFR +0.37%) ±	2.65	5-10-2023	2,000,000	1,990,100
Tampa Electric Company	3.88	7-12-2024	1,670,000	1,662,601
				19,128,567
Gas utilities: 1.15%
Atmos Energy Corporation (3 Month LIBOR +0.38%) ±	2.07	3-9-2023	3,320,000	3,318,735
Multi-utilities: 1.09%
CenterPoint Energy Incorporated (3 Month LIBOR +0.50%) ±	2.11	3-2-2023	1,705,000	1,702,232
CenterPoint Energy Incorporated (U.S. SOFR +0.65%) ±	2.93	5-13-2024	1,445,000	1,429,269
				3,131,501
Total Corporate bonds and notes (Cost $128,881,911)				127,729,034
Municipal obligations: 5.20%
California: 2.06%
Education revenue: 0.51%
University of California Series BF	0.63	5-15-2023	1,500,000	1,469,112
Miscellaneous revenue: 1.55%
Pomona CA Pension Obligation Series BJ	4.00	8-1-2023	1,000,000	999,971
San Luis Unit/Westlands Water District Financing Authority	1.09	9-1-2022	1,000,000	1,000,000
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Conservative Income Fund

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue (continued)
Torrance CA Joint Powers Financing Authority	1.29%	10-1-2022	$1,000,000	$ 998,489
Torrance CA Joint Powers Financing Authority	1.43	10-1-2023	1,500,000	1,461,954
				4,460,414
				5,929,526
Colorado: 1.00%
Transportation revenue: 1.00%
Colorado Bridge Enterprise Senior Project Infrastructure	0.92	12-31-2023	3,000,000	2,882,220
Connecticut: 0.37%
GO revenue: 0.37%
Connecticut	4.25	6-15-2023	1,070,000	1,074,695
Illinois: 0.35%
Airport revenue: 0.35%
Chicago IL O’Hare International Airport Senior Lien Series D	0.96	1-1-2023	1,000,000	991,641
New York: 1.42%
Airport revenue: 0.44%
Port Authority of New York & New Jersey Series AAA	1.09	7-1-2023	1,305,000	1,277,144
Housing revenue: 0.83%
New York City NY City Housing Development Corporation Refunding Sustainable Bonds Series A	2.32	1-1-2023	2,410,000	2,400,855
Utilities revenue: 0.15%
Long Island NY Power Authority Electric System Series C	0.76	3-1-2023	430,000	424,029
				4,102,028
Total Municipal obligations (Cost $15,252,546)				14,980,110
Yankee corporate bonds and notes: 24.42%
Energy: 1.95%
Energy equipment & services: 1.04%
Schlumberger Limited 144A	2.65	11-20-2022	3,000,000	2,996,063
Oil, gas & consumable fuels: 0.91%
Enbridge Incorporated	4.00	10-1-2023	2,617,000	2,609,406
Financials: 21.96%
Banks: 18.34%
Bank of Montreal (U.S. SOFR +0.27%) ±	2.07	9-15-2023	2,000,000	1,987,774
Banque Federative du Credit Mutuel SA 144A	0.65	2-27-2024	2,000,000	1,898,215
Banque Federative du Credit Mutuel SA 144A	2.13	11-21-2022	1,000,000	997,722
Canadian Imperial Bank of Commerce	0.95	6-23-2023	1,500,000	1,464,769
Canadian Imperial Bank of Commerce (U.S. SOFR +0.34%) ±	2.20	6-22-2023	2,875,000	2,864,741
Cooperatieve Rabobank UA (U.S. SOFR +0.30%) ±	2.30	1-12-2024	2,000,000	1,987,286
Credit Agricole SA London 144A	3.75	4-24-2023	3,000,000	2,994,602
Credit Suisse AG New York	1.00	5-5-2023	3,000,000	2,935,700
DNB Bank ASA (3 Month LIBOR +0.62%) 144A±	2.23	12-2-2022	500,000	500,332
Lloyds Banking Group plc (3 Month LIBOR +0.81%) ±	2.91	11-7-2023	1,000,000	997,028
Mitsubishi UFJ Financial Group Incorporated	3.46	3-2-2023	3,000,000	2,998,499
The accompanying notes are an integral part of these financial statements.

Allspring Conservative Income Fund  |  15

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Banks (continued)
Mitsubishi UFJ Financial Group Incorporated	3.76%	7-26-2023	$1,000,000	$ 998,580
Mizuho Financial Group	3.55	3-5-2023	2,000,000	1,999,273
National Bank of Canada 144A	2.15	10-7-2022	2,500,000	2,497,996
NatWest Markets plc (U.S. SOFR +0.53%) 144A±	2.81	8-12-2024	1,250,000	1,235,202
NatWest Markets plc 144A	3.63	9-29-2022	3,000,000	3,001,112
Nordea Bank AB 144A	1.00	6-9-2023	2,000,000	1,956,742
Royal Bank of Canada	1.60	4-17-2023	4,000,000	3,950,334
Santander UK plc	2.10	1-13-2023	2,000,000	1,987,722
Santander UK plc	4.00	3-13-2024	2,000,000	1,998,196
Skandinaviska Enskilda Banken (3 Month LIBOR +0.32%) 144A±	1.90	9-1-2023	3,000,000	2,988,882
Skandinaviska Enskilda Banken (3 Month LIBOR +0.65%) 144A±	2.37	12-12-2022	1,250,000	1,250,617
Sumitomo Mitsui Trust Bank Limited (U.S. SOFR +0.44%) 144A±	2.18	9-16-2024	1,200,000	1,184,835
Swedbank AB 144A	1.30	6-2-2023	2,225,000	2,177,955
Toronto Dominion Bank	3.50	7-19-2023	2,000,000	1,996,508
Westpac Banking Corporation (U.S. SOFR +0.30%) ±	2.58	11-18-2024	2,000,000	1,980,660
				52,831,282
Capital markets: 2.92%
Deutsche Bank AG	0.96	11-8-2023	1,000,000	960,334
Deutsche Bank AG (U.S. SOFR +0.50%) ±	2.78	11-8-2023	3,500,000	3,474,590
UBS AG 144A	0.38	6-1-2023	1,000,000	975,081
UBS AG (U.S. SOFR +0.45%) 144A±	2.73	8-9-2024	3,000,000	2,980,008
				8,390,013
Diversified financial services: 0.70%
Federation des caisses Desjardins (U.S. SOFR +0.43%) 144A±	2.71	5-21-2024	2,050,000	2,023,422
Industrials: 0.51%
Electrical equipment: 0.51%
Siemens Financieringsmaatschappij NV 144A	0.40	3-11-2023	1,500,000	1,476,942
Total Yankee corporate bonds and notes (Cost $70,861,460)				70,327,128
Short-term investments: 2.09%
Commercial paper: 1.87%
Dollar General Corporation ☼	0.00	9-1-2022	5,400,000	5,399,617

		Yield	Shares
Investment companies: 0.22%
Allspring Government Money Market Fund Select Class ♠∞##		2.09	637,978	637,978
Total Short-term investments (Cost $6,037,978)				6,037,595
Total investments in securities (Cost $295,385,126)	101.46%			292,230,349
Other assets and liabilities, net	(1.46)			(4,209,267)
Total net assets	100.00%			$288,021,082

The accompanying notes are an integral part of these financial statements.

16  |  Allspring Conservative Income Fund

Portfolio of investments—August 31, 2022

±±	The coupon of the security is adjusted based on the principal and/or interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages. The rate shown is the rate in effect at period end.
##	All or a portion of this security is segregated for when-issued securities.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
±	Variable rate investment. The rate shown is the rate in effect at period end.
øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
☼	Zero coupon security. The rate represents the current yield to maturity.
∞	The rate represents the 7-day annualized yield at period end.
%%	The security is purchased on a when-issued basis.

Abbreviations:
GNMA	Government National Mortgage Association
GO	General obligation
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$708,519	$227,318,584	$(227,389,125)	$0	$0	$ 637,978	637,978	$ 5,022
Investments in affiliates no longer held at end of period
Securities Lending Cash Investments LLC	103,500	928,250	(1,031,750)	0	0	0	0	67 #
				$0	$0	$637,978		$5,089

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

Allspring Conservative Income Fund  |  17

Statement of assets and liabilities—August 31, 2022

Assets
Investments in unaffiliated securities, at value (cost $294,747,148)	$ 291,592,371
Investments in affiliated securities, at value (cost $637,978)	637,978
Cash	14,387
Receivable for interest	1,446,168
Receivable for Fund shares sold	112
Prepaid expenses and other assets	43,043
Total assets	293,734,059
Liabilities
Payable for investments purchased	3,990,445
Payable for when-issued transactions	1,379,476
Dividends payable	218,174
Payable for Fund shares redeemed	70,827
Management fee payable	25,567
Administration fees payable	19,148
Accrued expenses and other liabilities	9,340
Total liabilities	5,712,977
Total net assets	$288,021,082
Net assets consist of
Paid-in capital	$ 295,265,808
Total distributable loss	(7,244,726)
Total net assets	$288,021,082
Computation of net asset value per share
Net assets – Class A2	$ 215,993
Shares outstanding – Class A2[1]	21,881
Net asset value per share – Class A2	$9.87
Net assets – Institutional Class	$ 287,805,089
Shares outstanding – Institutional Class[1]	29,168,537
Net asset value per share – Institutional Class	$9.87
[1]	The Fund has an unlimited number of authorized shares.
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Conservative Income Fund

Statement of operations—year ended August 31, 2022

Investment income
Interest	$ 3,505,135
Income from affiliated securities	6,196
Total investment income	3,511,331
Expenses
Management fee	826,092
Administration fees
Class A2	335
Institutional Class	264,182
Shareholder servicing fees
Class A2	433
Custody and accounting fees	23,549
Professional fees	71,031
Registration fees	36,814
Shareholder report expenses	28,116
Trustees’ fees and expenses	20,393
Other fees and expenses	8,977
Total expenses	1,279,922
Less: Fee waivers and/or expense reimbursements
Fund-level	(453,228)
Class A2	(220)
Net expenses	826,474
Net investment income	2,684,857
Realized and unrealized gains (losses) on investments
Net realized losses on investments	(1,298,652)
Net change in unrealized gains (losses) on investments	(4,047,704)
Net realized and unrealized gains (losses) on investments	(5,346,356)
Net decrease in net assets resulting from operations	$(2,661,499)
The accompanying notes are an integral part of these financial statements.

Allspring Conservative Income Fund  |  19

Statement of changes in net assets

	Year ended August 31, 2022		Year ended August 31, 2021
Operations
Net investment income		$ 2,684,857		$ 2,658,894
Net realized gains (losses) on investments		(1,298,652)		175,508
Net change in unrealized gains (losses) on investments		(4,047,704)		(1,147,268)
Net increase (decrease) in net assets resulting from operations		(2,661,499)		1,687,134
Distributions to shareholders from
Net investment income and net realized gains
Class A2		(1,263)		(591)
Institutional Class		(2,494,224)		(2,697,958)
Tax basis return of capital
Class A2		0		(57)
Institutional Class		0		(147,279)
Total distributions to shareholders		(2,495,487)		(2,845,885)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A2	6,012	60,186	22,773	228,637
Institutional Class	13,115,815	130,901,840	37,823,593	379,633,192
		130,962,026		379,861,829
Reinvestment of distributions
Class A2	127	1,257	53	528
Institutional Class	153,634	1,523,254	211,441	2,121,809
		1,524,511		2,122,337
Payment for shares redeemed
Class A2	(1,498)	(14,987)	(12,656)	(126,965)
Institutional Class	(21,174,036)	(211,050,695)	(39,195,871)	(393,264,805)
		(211,065,682)		(393,391,770)
Net decrease in net assets resulting from capital share transactions		(78,579,145)		(11,407,604)
Total decrease in net assets		(83,736,131)		(12,566,355)
Net assets
Beginning of period		371,757,213		384,323,568
End of period		$ 288,021,082		$ 371,757,213
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Conservative Income Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Class A2	2022	2021	2020 [1]
Net asset value, beginning of period	$10.02	$10.05	$10.02
Net investment income	0.07	0.04	0.02
Net realized and unrealized gains (losses) on investments	(0.16)	(0.03)	0.03
Total from investment operations	(0.09)	0.01	0.05
Distributions to shareholders from
Net investment income	(0.06)	(0.04)	(0.02)
Tax basis return of capital	0.00	(0.00) [2]	0.00
Total distributions to shareholders	(0.06)	(0.04)	(0.02)
Net asset value, end of period	$9.87	$10.02	$10.05
Total return[3]	(0.92)%	0.11%	0.53%
Ratios to average net assets (annualized)
Gross expenses	0.68%	0.70%	0.70%
Net expenses	0.43%	0.49%	0.50%
Net investment income	0.70%	0.35%	0.78%
Supplemental data
Portfolio turnover rate	112%	111%	102%
Net assets, end of period (000s omitted)	$216	$173	$71

[1]	For the period from May 29, 2020 (commencement of class operations) to August 31, 2020
[2]	Amount is less than $0.005.
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Allspring Conservative Income Fund  |  21

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.02	$10.05	$10.00	$9.99	$10.01
Net investment income	0.09	0.06	0.17	0.26	0.18
Net realized and unrealized gains (losses) on investments	(0.16)	(0.02)	0.06	0.01	(0.02)
Total from investment operations	(0.07)	0.04	0.23	0.27	0.16
Distributions to shareholders from
Net investment income	(0.08)	(0.07)	(0.18)	(0.26)	(0.18)
Tax basis return of capital	0.00	(0.00) [1]	0.00	0.00	0.00
Total distributions to shareholders	(0.08)	(0.07)	(0.18)	(0.26)	(0.18)
Net asset value, end of period	$9.87	$10.02	$10.05	$10.00	$9.99
Total return	(0.69)%	0.35%	2.30%	2.71%	1.65%
Ratios to average net assets (annualized)
Gross expenses	0.39%	0.37%	0.38%	0.37%	0.37%
Net expenses	0.25%	0.26%	0.27%	0.27%	0.27%
Net investment income	0.81%	0.61%	1.74%	2.54%	1.79%
Supplemental data
Portfolio turnover rate	112%	111%	102%	171%	197%
Net assets, end of period (000s omitted)	$287,805	$371,584	$384,253	$332,551	$400,002

[1]	Amount is less than $0.005.
The accompanying notes are an integral part of these financial statements.

22  |  Allspring Conservative Income Fund

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Conservative Income Fund (the "Fund") which is a diversified series of the Trust.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the

Allspring Conservative Income Fund  |  23

Notes to financial statements
collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Paydown gains and losses are included in interest income.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of August 31, 2022, the aggregate cost of all investments for federal income tax purposes was $295,385,127 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 2,731
Gross unrealized losses	(3,157,509)
Net unrealized losses	$(3,154,778)
As of August 31, 2022, the Fund had capital loss carryforwards which consisted of $3,862,944 in short-term capital losses and $379,673 in long-term capital losses.

24  |  Allspring Conservative Income Fund

Notes to financial statements
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Agency securities	$ 0	$ 2,179,830	$0	$ 2,179,830
Asset-backed securities	0	70,976,652	0	70,976,652
Corporate bonds and notes	0	127,729,034	0	127,729,034
Municipal obligations	0	14,980,110	0	14,980,110
Yankee corporate bonds and notes	0	70,327,128	0	70,327,128
Short-term investments
Commercial paper	0	5,399,617	0	5,399,617
Investment companies	637,978	0	0	637,978
Total assets	$637,978	$291,592,371	$0	$292,230,349
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended August 31, 2022, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $1 billion	0.250%
Next $4 billion	0.225
Next $5 billion	0.190
Over $10 billion	0.180
For the year ended August 31, 2022, the management fee was equivalent to an annual rate of 0.25% of the Fund’s average daily net assets.

Allspring Conservative Income Fund  |  25

Notes to financial statements
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.10% and declining to 0.05% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A2	0.16%
Institutional Class	0.08
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through December 31, 2022 (December 31, 2023 for Class A2) to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of August 31, 2022, the contractual expense caps are as follows:
Expense ratio caps
Class A2	0.40%
Institutional Class	0.25
Prior to April 1, 2022 , the Fund's expenses were contractually capped at 0.50% for Class A2 shares.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A2 shares is charged a fee at an annual rate of 0.15% of its average daily net assets. Prior to April 1, 2022, the annual fee for Class A2 shares was 0.25% of its average daily net assets. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended August 31, 2022 were $369,935,293 and $346,303,548, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to

26  |  Allspring Conservative Income Fund

Notes to financial statements
provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of August 31, 2022, the Fund did not have any securities on loan.
7. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee equal based on the unused balance is allocated to each participating fund.
For the year ended August 31, 2022, there were no borrowings by the Fund under the agreement.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended August 31, 2022 and August 31, 2021 were as follows:
	Year ended August 31
	2022	2021
Ordinary income	$ 2,495,487	$ 2,698,549
Tax basis return of capital	0	147,336
As of August 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Unrealized losses	Capital loss carryforward
$370,843	$(3,154,778)	$(4,242,617)
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

Allspring Conservative Income Fund  |  27

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Conservative Income Fund (formerly, Wells Fargo Conservative Income Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of August 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
October 27, 2022

28  |  Allspring Conservative Income Fund

Other information (unaudited)
TAX INFORMATION
For the fiscal year ended August 31, 2022, $1,629,066 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Conservative Income Fund  |  29

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 124 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

30  |  Allspring Conservative Income Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner, Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner, Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination Medical Center Corporation. Board member of the Minnesota Wild Foundation.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Conservative Income Fund  |  31

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

32  |  Allspring Conservative Income Fund

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund's liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 24-25, 2022, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage the Fund’s liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Allspring Conservative Income Fund  |  33

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0922-00060 10-22
A265/AR265 08-22

Annual Report
August 31, 2022
Allspring Core Plus Bond Fund

The views expressed and any forward-looking statements are as of August 31, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Core Plus Bond Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Core Plus Bond Fund for the 12-month period that ended August 31, 2022. Globally, stocks and bonds experienced heightened volatility through the period. Non-U.S. securities fared the worst as the global economy faced multiple challenges. Bonds had historically poor performance during a difficult period, with major fixed income indexes all falling substantially for the 12-month period. The performance of non-U.S. investments was worsened by the strong U.S. dollar.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were wiped away by the highest rate of inflation in four decades, the impact of aggressive central bank rate hikes, more highly contagious COVID-19 variants, and the Russia-Ukraine war. The already-significant global supply-chain disruptions were compounded by China’s COVID-19 lockdowns.
For the 12-month period, both stocks and bonds registered significant losses, with U.S. large-cap stocks faring better overall than non-U.S. developed market equities and emerging market stocks. Fixed income securities were also deeply in the red, in a period of high inflation and sharply rising interest rates. For the period, U.S. stocks, based on the S&P 500 Index,1 lost 11.23%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -19.52%, while the MSCI EM Index (Net) (USD)3 had weaker performance with a decline of  21.80%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -11.52%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 tumbled 22.05%, the Bloomberg Municipal Bond Index6 declined 8.63%, and the ICE BofA U.S. High Yield Index7 fell 10.41%.
Rising inflation, COVID, and the Russian invasion of Ukraine drove market performance.
Global financial assets, except for commodities, began the period with a broad retreat in September 2021, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply-chain disruptions along with rising energy and food prices. Meanwhile, the Federal Reserve (Fed) indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional debt ceiling showdown, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
Elevated inflation pressures and the global supply bottleneck continued in October, but strong earnings provided a bright spot in the U.S., the eurozone, and many Asian countries. Government bond yields rose globally as central banks prepared to tighten monetary policy. Commodity prices continued to rise, driven by sharply higher energy costs.
“ Global financial assets, except for commodities, began the period with a broad retreat in September 2021, as concerns over inflation and the interest rate outlook depressed investor confidence.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Core Plus Bond Fund

Letter to shareholders (unaudited)
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury inflation-protected securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the U.S. Consumer Price Index (CPI),1 a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were adversely affected by the increased likelihood of multiple rate hikes in 2022.
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with ongoing high levels of volatility in March along with mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and signs of economic resilience accompanying higher prices.
In April, market volatility continued, with deepening losses across major capital markets, as both the S&P 500 and MSCI ACWI (Net)2 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak, creating a global ripple effect that compounded existing supply shortages. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
Market volatility continued in May, although markets recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation and geopolitical tensions that exacerbated high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with broad expectations of multiple rate hikes to come. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. The U.S. recorded a 3.6% unemployment rate, although labor market participation remained low. U.S. retail sales for April, released in May, indicated a fourth consecutive monthly increase, reflecting continued consumer resilience.
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
[2]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

Allspring Core Plus Bond Fund  |  3

Letter to shareholders (unaudited)
A historically bad year in financial markets continued in June with stocks posting further losses enroute to their worst first half of a year in 50 years. Bonds didn't fare much better. Driving the losses were the same factors that have been at play: rising global inflation and fears of recession as central banks increase rates to try to curb inflation, which climbed above 9% in June in the U.S. The Fed raised its short-term rate by another 0.75% in June. Meanwhile, U.S. economic data showed resilience as the U.S. unemployment rate held steady at 3.6% and the housing market was only marginally affected, so far, by sharply higher mortgage rates.
Markets rebounded in July, led by U.S. stocks. While evidence began to point to an economic slowdown, and possibly a recession after two consecutive quarters of economic contraction, the U.S. labor market remained surprisingly robust: July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices, major contributors to recent overall inflation, fell substantially from earlier highs. And while U.S. housing market data indicated a continued rise in home prices, home sales fell as houses became less affordable with mortgage rates at a 13-year high. The Fed raised the federal funds rate another 0.75% in July—to a range of 2.25% to 2.50%—and forecasts pointed to continued rate increases..
August was yet another broadly challenging month for financial markets, with more red ink flowing. Inflation persisted at historically high levels, cresting 9% in the eurozone and remaining above 8% in the U.S. despite the Fed’s aggressive monetary policy and a major drop in global crude oil and gasoline prices from their earlier peaks. The hint of a silver lining—and a questionable one—was the continued resilience of the U.S. jobs market. However, the dark smudge on that silver lining was the increased likelihood of further Fed rate hikes: The Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act. Its primary stated goals include: to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

4  |  Allspring Core Plus Bond Fund

This page is intentionally left blank.

Performance highlights (unaudited)
Investment objective	The Fund seeks total return, consisting of current income and capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Christopher Y. Kauffman, CFA®‡, Janet S. Rilling, CFA®‡, CPA, Michael J. Schueller, CFA®‡, Michal Stanczyk, Noah M. Wise, CFA®‡
Average annual total returns (%) as of August 31, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (STYAX)	7-13-1998	-16.18	0.43	1.82	-12.21	1.36	2.29	0.86	0.69
Class C (WFIPX)	7-13-1998	-13.89	0.60	1.68	-12.89	0.60	1.68	1.61	1.44
Class R6 (STYJX)[3]	10-31-2016	–	–	–	-11.95	1.71	2.63	0.48	0.31
Administrator Class (WIPDX)	7-30-2010	–	–	–	-12.18	1.44	2.40	0.80	0.61
Institutional Class (WIPIX)	7-18-2008	–	–	–	-11.92	1.68	2.60	0.53	0.36
Bloomberg U.S. Aggregate Bond Index[4]	–	–	–	–	-11.52	0.52	1.35	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.
[2]	The manager has contractually committed through December 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.68% for Class A, 1.43% for Class C, 0.30% for Class R6, 0.60% for Administrator Class, and 0.35% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Core Plus Bond Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of August 31, 20221
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg U.S. Aggregate Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Loans are subject to risks similar to those associated with other below-investment-grade bond investments, such as risk of greater volatility in value, credit risk (for example, risk of issuer default), and risk that the loan may become illiquid or difficult to price. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk, high-yield securities risk, and mortgage- and asset-backed securities risk. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. Consult the Fund’s prospectus for additional information on these and other risks.

Allspring Core Plus Bond Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, for the 12-month period that ended August 31, 2022.
■	The Fund’s allocations to out-of-benchmark “plus” sectors detracted from performance though individual sector exposures produced mixed results. Out-of-benchmark sector allocations, especially European credit and emerging market debt, detracted from performance while allocations to U.S. high-yield bonds and floating-rate loans contributed.
■	An overweight to U.S. securitized credit contributed to performance while an overweight to corporates and an underweight to U.S. Treasury debt detracted.
■	The Fund’s strategic short duration position for most of the period, backed by an expectation that interest rates would rise as growth and inflation came in hotter than expectations, contributed to performance along with tactical interest rate exposure adjustments. The Fund has been biased toward flattening curve posture, which also contributed to performance.
It was a year of mounting pressures.
The U.S. economy slowed significantly over the past 12 months and entered a technical recession as real growth contracted at a -1.6% and -0.9% annualized rate in the first and second quarters of 2022, respectively. While the headline numbers were concerning, nominal growth was robust as consumers and businesses remained healthy primarily due to the tailwinds brought about by the historic amount of fiscal and monetary stimulus in response to the pandemic. Unemployment circled back to its pre-COVID-19-cycle low of 3.5% and the labor market recovered all of the lost jobs from the pandemic. With the labor force participation rate sitting below pre-COVID-19 levels, the labor market was uncomfortably tight, which put significant upward pressure on wages.
The pandemic gradually shifted into the endemic phase, but consumer sentiment plummeted as elevated geopolitical tensions, persistently high inflation, and the possibility of a recession weighed heavily on the hearts and minds of consumers. Consumption was strong despite this record-low sentiment supported by still-large excess savings. However, the consumption outlook is becoming increasingly negative as the savings rate and real disposable income have consistently dropped while revolving credit use has steadily increased.
Price pressures rapidly accelerated and broadened, which prompted the Federal Reserve (Fed) to embark on a historically brisk pace of monetary tightening. The Fed increased the federal funds rate a total of 225 basis points (bps; 100 bps equals 1.00%) and began balance sheet reduction with additional monetary tightening set to come in the remainder of the year. Interest-rate-sensitive sectors, such as housing and manufacturing, have rapidly deteriorated as a result, but this in turn has alleviated supply chain pressures by reducing aggregate demand. Looking ahead, inflation, especially in goods, is expected to ease but persistent services inflation amid a tight labor market and resiliently strong consumer demand risks keeping inflation higher for longer.
Ten largest holdings (%) as of August 31, 2022[1]
U.S. Treasury Note, 3.25%, 8-31-2024	5.01
U.S. Treasury Note, 3.00%, 7-31-2024	3.88
U.S. Treasury Note, 2.75%, 4-30-2027	2.96
U.S. Treasury Note, 2.88%, 5-15-2032	2.61
FNMA, 2.00%, 10-1-2051	2.28
FNMA, 4.50%, 9-14-2052	1.72
U.S. Treasury Note, 2.75%, 8-15-2032	1.70
U.S. Treasury Note, 2.50%, 4-30-2024	1.67
FNMA , 3.00%, 11-1-2051	1.53
U.S. Treasury Bond, 2.38%, 5-15-2051	1.42
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
The Fund shifted allocations in response to changing market conditions.
We gradually replenished the Fund’s stockpile of higher-liquidity assets in the form of government securities and will use it to take advantage of opportunities in other sectors when they present themselves. We continue to gradually reduce U.S. investment-grade credit holdings as cyclical risks and technical headwinds have diminished relative value in the sector. Within U.S. securitized bonds, the Fund remains underweight agency mortgage-backed securities while finding better value in a diversified subset of asset-backed securities, collateralized loan obligations, and non-agency mortgages. The overall allocation to U.S. securitized credit contributed to performance.

8  |  Allspring Core Plus Bond Fund

Performance highlights (unaudited)
Portfolio composition as of August 31, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. Allocations are subject to change and may have changed since the date specified.
Our allocation to out-of-benchmark “plus” sectors produced mixed results. We initially increased U.S. high-yield exposure due to underperformance in the beginning of the period, but we have recently decreased the position due to stretched valuations and slowing growth expectations. This allocation contributed to performance, while the allocation to European credit and emerging market debt detracted. European investment-grade and high-yield credit remain under significant pressure due to geopolitical risks and the ongoing energy crisis. Valuations are at extremely low levels, but we believe we are approaching the time when most of the bad news is priced in. Within emerging markets, we increased our allocation to Latin American local-currency government bonds that benefited from attractive valuations, higher commodity prices, and prudent monetary policy. Those same Latin American market currencies, including Brazil and Chile, have provided some opportunities. The Fund made its first purchase in high-quality global government bonds since 2019 late in the reporting period. The combination of relatively attractive yields, excellent liquidity, and extremely high quality against the backdrop of a volatile and late-cycle economic environment created an opportunity to start building a position.
Outlook
U.S. markets have begrudgingly accepted the reality that the Fed likely has more work to do in order to tame inflation and that rates will stay in restrictive territory for longer. We see this acceptance as healthy, if overdue, and feel that rates markets have now priced in a more realistic set of assumptions. This allows us to become more comfortable looking for opportunities to add to duration from the neutral posture we have held for much of 2022. We do not expect an immediate recession in the U.S. in 2022, but we believe that growth trends and credit conditions will continue to weaken, pressuring spreads wider as inflation and the Fed’s efforts to combat it remain a substantial challenge for the economy. We will remain vigilant in our focus on risk exposure, and we continue to believe that while prudence is always warranted, that is especially true at this point in the cycle.

Allspring Core Plus Bond Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2022 to August 31, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 3-1-2022	Ending account value 8-31-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 914.39	$3.23	0.67%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.83	$3.41	0.67%
Class C
Actual	$1,000.00	$ 910.75	$6.89	1.43%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.00	$7.27	1.43%
Class R6
Actual	$1,000.00	$ 915.44	$1.45	0.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.69	$1.53	0.30%
Administrator Class
Actual	$1,000.00	$ 914.48	$2.90	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$3.06	0.60%
Institutional Class
Actual	$1,000.00	$ 915.93	$1.69	0.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.44	$1.79	0.35%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half-year period).

10  |  Allspring Core Plus Bond Fund

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Agency securities: 20.28%
FHLB	3.00%	9-1-2034	$370,882	$ 360,172
FHLB	5.50	7-15-2036	9,750,000	11,633,833
FHLMC (12 Month LIBOR +1.33%) ±	1.61	1-1-2036	5,530	5,527
FHLMC	2.50	11-1-2051	11,569,057	10,386,002
FHLMC	3.00	6-1-2050	679,973	637,026
FHLMC	3.00	7-1-2050	1,778,539	1,666,210
FHLMC	3.00	8-1-2050	863,455	808,913
FHLMC	3.00	8-1-2050	1,684,025	1,569,486
FHLMC	3.50	12-1-2045	841,070	815,254
FHLMC	3.50	12-1-2045	355,315	344,426
FHLMC	4.00	6-1-2044	678,925	678,056
FHLMC	4.00	5-1-2049	1,180,676	1,170,060
FHLMC	5.00	6-1-2036	94,526	98,714
FHLMC	5.00	8-1-2040	96,881	101,216
FHLMC	5.50	8-1-2038	23,770	25,224
FHLMC	5.50	12-1-2038	191,662	203,384
FHLMC	5.50	6-1-2040	376,562	394,836
FHLMC	8.00	2-1-2030	90	94
FHLMC Series 2015-SC01 Class 1A	3.50	5-25-2045	123,062	117,692
FHLMC Series T-42 Class A5	7.50	2-25-2042	962,486	1,062,888
FHLMC Series T-57 Class 2A1 ±±	3.58	7-25-2043	29,896	28,997
FHLMC Series T-59 Class 2A1 ±±	3.43	10-25-2043	139,290	115,074
FNMA ¤	0.00	8-6-2038	14,105,000	7,562,016
FNMA (12 Month LIBOR +1.73%) ±	1.98	9-1-2036	6,060	6,187
FNMA	2.00	5-1-2051	31,913,920	27,523,653
FNMA	2.00	8-1-2051	12,556,032	10,811,985
FNMA	2.00	10-1-2051	66,904,141	57,621,546
FNMA	2.00	12-1-2051	11,219,338	9,656,252
FNMA (12 Month LIBOR +1.61%) ±	2.39	3-1-2046	412,969	419,513
FNMA (12 Month LIBOR +1.61%) ±	2.48	5-1-2046	217,548	220,366
FNMA %%	2.50	9-14-2052	27,575,000	24,619,305
FNMA (1 Year Treasury Constant Maturity +2.23%) ±	2.90	11-1-2038	13,131	13,501
FNMA	3.00	11-1-2045	580,617	549,172
FNMA	3.00	12-1-2045	1,525,492	1,442,817
FNMA	3.00	12-1-2046	770,253	729,587
FNMA	3.00	8-1-2050	1,867,112	1,736,752
FNMA (1 Year Treasury Constant Maturity +2.27%) ±	3.06	8-1-2036	299,439	307,814
FNMA	3.48	3-1-2029	947,772	930,631
FNMA %%	3.50	9-19-2037	18,800,000	18,461,505
FNMA	3.50	10-1-2043	519,101	505,258
FNMA	3.50	4-1-2045	85,173	82,627
FNMA	3.50	8-1-2045	1,305,965	1,264,835
FNMA	3.50	3-1-2048	2,772,130	2,679,232
FNMA	3.62	3-1-2029	440,560	435,936
FNMA	3.63	3-1-2029	1,203,309	1,191,361
FNMA	3.77	3-1-2029	952,988	950,818
FNMA	3.77	3-1-2029	1,034,538	1,032,145
FNMA %%	4.00	9-19-2037	21,865,000	21,788,690
FNMA	4.00	2-1-2046	186,070	185,060
FNMA	4.00	4-1-2046	823,248	817,888
FNMA	4.00	6-1-2048	937,445	932,071
FNMA	4.00	2-1-2050	1,306,626	1,287,414
The accompanying notes are an integral part of these financial statements.

Allspring Core Plus Bond Fund  |  11

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FNMA %%	4.00%	9-14-2052	$11,635,000	$ 11,355,942
FNMA (12 Month LIBOR +1.78%) ±	4.03	8-1-2036	17,570	18,191
FNMA	4.50	11-1-2048	938,996	942,442
FNMA %%	4.50	9-14-2052	43,685,000	43,418,795
FNMA	5.00	1-1-2024	5,274	5,396
FNMA	5.00	2-1-2036	11,078	11,559
FNMA	5.00	6-1-2040	29,206	30,481
FNMA	5.00	8-1-2040	618,816	635,159
FNMA %%	5.00	9-15-2052	12,305,000	12,417,480
FNMA	5.50	11-1-2023	3,926	3,936
FNMA	5.50	8-1-2034	42,037	44,447
FNMA	5.50	2-1-2035	12,626	13,362
FNMA	5.50	8-1-2038	86,787	88,837
FNMA	5.50	8-1-2038	165,101	169,001
FNMA	6.00	10-1-2037	244,426	263,354
FNMA	6.00	11-1-2037	16,012	17,252
FNMA	6.50	7-1-2036	11,114	11,815
FNMA	6.50	7-1-2036	2,940	3,086
FNMA	6.50	11-1-2036	2,073	2,159
FNMA	7.00	12-1-2022	70	70
FNMA	7.00	7-1-2036	5,140	5,177
FNMA	7.00	11-1-2037	2,864	3,004
FNMA	2.50	1-1-2052	11,590,060	10,361,896
FNMA	3.00	10-1-2051	27,487,686	25,546,871
FNMA	3.00	11-1-2051	41,849,479	38,848,033
FNMA	3.50	5-1-2052	11,681,140	11,140,578
FNMA Series 2002-T12 Class A3	7.50	5-25-2042	4,142	4,487
FNMA Series 2003-W08 Class 4A ±±	3.78	11-25-2042	77,202	73,956
FNMA Series 2003-W14 Class 2A ±±	2.75	6-25-2045	43,749	43,188
FNMA Series 2003-W14 Class 2A ±±	3.84	1-25-2043	123,191	118,829
FNMA Series 2004-W11 Class 1A3	7.00	5-25-2044	724,673	749,685
FNMA Series 2004-W15 Class 1A3	7.00	8-25-2044	285,558	308,385
GNMA %%	2.00	9-21-2052	18,340,000	16,194,721
GNMA	2.50	3-20-2052	17,074,561	15,593,340
GNMA	2.50	4-20-2052	23,129,204	21,103,297
GNMA	3.00	11-20-2045	1,230,715	1,174,959
GNMA	3.00	4-20-2051	5,632,834	5,308,677
GNMA	3.50	9-20-2047	705,539	691,648
GNMA	3.50	12-20-2047	1,520,354	1,482,872
GNMA	4.00	12-20-2047	818,067	816,034
GNMA	4.50	8-20-2049	280,873	282,113
GNMA %%	4.50	9-21-2052	12,400,000	12,401,934
GNMA	5.00	7-20-2040	221,473	230,486
GNMA %%	5.00	9-21-2052	9,810,000	9,939,521
GNMA	7.50	12-15-2029	334	340
GNMA Series 2008-22 Class XM ♀±±	1.26	2-16-2050	495,016	10,979
STRIPS ¤	0.00	7-15-2037	1,690,000	956,557
STRIPS ¤	0.00	5-15-2040	27,955,000	14,990,812
STRIPS ¤	0.00	5-15-2044	9,270,000	4,109,684
TVA	5.88	4-1-2036	9,420,000	11,225,323
TVA Principal STRIPS ¤	0.00	4-1-2056	42,270,000	9,279,539
U.S. International Development Finance Corporation	2.12	3-20-2024	3,090,000	3,045,154
Total Agency securities (Cost $542,498,528)				513,483,864
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Core Plus Bond Fund

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Asset-backed securities: 6.83%
ACM Auto Trust Series 2022-1A Class A 144A	3.23%	4-20-2029	$4,595,974	$ 4,581,433
ACM Auto Trust Series 2022-1A Class C 144A	5.48	4-20-2029	7,315,000	7,235,912
Affirm Asset Securitization Trust 2021-A Class C 144A	1.66	8-15-2025	800,000	773,086
American Credit Acceptance Receivables Trust Series 2019-4 Class D 144A	2.97	12-12-2025	7,167,615	7,102,835
Arbys Funding LLC Series 2020-1A Class A2 144A	3.24	7-30-2050	6,566,000	5,782,046
AVIS Budget Rental Car Funding Series 2020-1A Class B 144A	2.68	8-20-2026	8,700,000	8,021,583
Cajun Global LLC Series 2021-1 Class A2 144A	3.93	11-20-2051	3,955,000	3,465,498
Dominos Pizza Master Issuer LLC Series 2015-1A Class A2 144A	4.47	10-25-2045	12,252,500	11,879,693
ECMC Group Student Loan Trust Series 2020-3A Class A1B (1 Month LIBOR +1.00%) 144A±	3.44	1-27-2070	3,508,104	3,428,344
Five Guys Funding LLC Series 17-1A Class A2 144A	4.60	7-25-2047	1,593,900	1,521,947
Freedom Financial Trust Series 2021-1CP Class B 144A	1.41	3-20-2028	1,733,446	1,714,111
GLS Auto Receivables Trust Series 2A Class B 144A	3.16	6-16-2025	5,371,431	5,351,092
Hertz Vehicle Financing LLC Series 1A Class B 144A	1.56	12-26-2025	4,700,000	4,352,512
Mission Lane Master Trust Series 2021 Class A 144A	1.59	9-15-2026	4,100,000	3,958,045
Neighborly Issuer LLC Series 2021-1 144A	3.58	4-30-2051	7,900,000	6,819,588
Oak Street Investment Grade Net Lease Fund Series 2021-1A Class A3 144A	2.80	1-20-2051	4,600,000	4,206,693
Octane Receivables Trust Series 2020-1A Class A 144A	1.71	2-20-2025	1,785,059	1,764,002
Octane Receivables Trust Series 2021-1A Class A 144A	0.93	3-22-2027	545,967	528,968
Octane Receivables Trust Series 2021-1A Class B 144A	1.53	4-20-2027	3,000,000	2,742,263
Ondeck Asset Securitization Trust Series 2021-1A Class A 144A	1.59	5-17-2027	8,500,000	7,944,004
Pagaya AI Debt Selection Trust Series 2021-1 Class A 144A	1.18	11-15-2027	4,345,665	4,249,425
Pagaya AI Debt Selection Trust Series 2021-HG1 Class A 144A	1.22	1-16-2029	9,121,857	8,636,896
PFS Financing Corporation Series 2021-A Class A 144A	0.71	4-15-2026	7,290,000	6,856,432
Santander Drive Auto Receivables Trust Series 2020-2 Class C	1.46	9-15-2025	4,549,735	4,526,635
Santander Drive Auto Receivables Trust Series 2021-1 Class C	0.75	2-17-2026	15,941,000	15,655,611
Santander Retail Auto Lease Trust Series 2020-A Class A3 144A	1.74	7-20-2023	812,152	811,559
Service Experts Issuer Series 2021-1A Class A 144A	2.67	2-2-2032	7,669,314	7,052,786
ServiceMaster Brands Series 2020-1 Class A2I 144A	2.84	1-30-2051	3,644,500	2,997,149
SLM Student Loan Trust Series 2003-10A Class A4 (3 Month LIBOR +0.67%) 144A±	2.50	12-17-2068	4,862,392	4,683,661
The accompanying notes are an integral part of these financial statements.

Allspring Core Plus Bond Fund  |  13

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Asset-backed securities (continued)
SLM Student Loan Trust Series 2004-1 Class A4 (3 Month LIBOR +0.26%) ±	3.04%	10-27-2025	$95,279	$ 95,140
South Carolina Student Loan Corporation Series 2014-1 Class A1 (1 Month LIBOR +0.75%) ±	3.12	5-1-2030	508,922	507,785
SpringCastle America Funding LLC 144A	1.97	9-25-2037	3,195,031	2,949,935
Taco Bell Funding LLC Series 2021 Class A2 144A	1.95	8-25-2051	10,867,875	9,440,966
Taco Bell Funding LLC Series 2021-1A Class A23 144A	2.54	8-25-2051	496,250	390,161
Towd Point Asset Trust Series 2018-SL1 Class A (1 Month LIBOR +0.60%) 144A±	3.04	1-25-2046	793,837	789,226
Wendy's Funding LLC Series 2021-1A Class A2II 144A	2.78	6-15-2051	544,500	444,523
Westlake Automobile Receivable Series 2020-1A Class C 144A	2.52	4-15-2025	2,374,044	2,364,769
Wingstop Funding LLC Series 2020-1A Class A2 144A	2.84	12-5-2050	3,620,805	3,088,174
Zaxby's Funding LLC Series 2021-1A Class A2 144A	3.24	7-30-2051	4,870,800	4,133,570
Total Asset-backed securities (Cost $185,063,081)				172,848,058
Corporate bonds and notes: 18.94%
Communication services: 1.17%
Diversified telecommunication services: 0.21%
AT&T Incorporated	3.55	9-15-2055	7,330,000	5,366,963
Media: 0.62%
CCO Holdings LLC 144A	4.25	1-15-2034	5,000,000	3,806,800
Charter Communications Operating LLC	4.40	12-1-2061	6,000,000	4,219,758
Charter Communications Operating LLC	6.48	10-23-2045	655,000	625,221
Charter Communications Operating LLC	3.50	3-1-2042	2,900,000	2,003,177
Magallanes Incorporated 144A	5.14	3-15-2052	5,135,000	4,110,037
QVC Incorporated	4.38	9-1-2028	1,175,000	891,725
				15,656,718
Wireless telecommunication services: 0.34%
SBA Tower Trust 144A	1.63	5-15-2051	6,595,000	5,802,174
Sprint Spectrum Company 144A	4.74	3-20-2025	2,701,875	2,711,731
				8,513,905
Consumer discretionary: 0.96%
Automobiles: 0.25%
Ford Motor Company	3.25	2-12-2032	7,000,000	5,467,630
General Motors Company	5.95	4-1-2049	985,000	914,593
				6,382,223
Diversified consumer services: 0.09%
Howard University	5.21	10-1-2052	2,565,000	2,361,238
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Core Plus Bond Fund

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Hotels, restaurants & leisure: 0.20%
Genting New York LLC 144A	3.30%	2-15-2026	$3,920,000	$ 3,474,743
International Game Technology 144A	3.50	6-15-2026	1,500,000	1,418,777
				4,893,520
Household durables: 0.16%
KB Home Company	4.00	6-15-2031	3,000,000	2,366,445
KB Home Company	4.80	11-15-2029	2,000,000	1,724,010
				4,090,455
Textiles, apparel & luxury goods: 0.26%
Michael Kors USA Incorporated 144A	4.25	11-1-2024	6,753,000	6,617,940
Consumer staples: 0.49%
Beverages: 0.15%
Anheuser-Busch InBev Worldwide Incorporated	4.60	4-15-2048	1,810,000	1,641,565
Anheuser-Busch InBev Worldwide Incorporated	4.70	2-1-2036	2,225,000	2,152,660
				3,794,225
Food products: 0.25%
Smithfield Foods Incorporated 144A	2.63	9-13-2031	8,000,000	6,181,070
Tobacco: 0.09%
Altria Group Incorporated	1.70	6-15-2025	2,000,000	1,907,894
Reynolds American Incorporated	7.00	8-4-2041	450,000	453,950
				2,361,844
Energy: 1.67%
Energy equipment & services: 0.02%
Oceaneering International Incorporated	4.65	11-15-2024	630,000	587,739
Oil, gas & consumable fuels: 1.65%
Aethon United 144A	8.25	2-15-2026	3,000,000	2,998,740
Buckeye Partners LP	4.13	12-1-2027	1,300,000	1,149,210
Crestwood Midstream Partners LP 144A	5.63	5-1-2027	2,300,000	2,144,750
Devon Energy Corporation	5.25	10-15-2027	4,482,000	4,543,702
Encino Acquisition Partners Company 144A	8.50	5-1-2028	2,000,000	1,904,097
EnLink Midstream Partners LP	5.45	6-1-2047	1,385,000	1,057,794
EnLink Midstream Partners LP 144A	5.63	1-15-2028	145,000	139,294
Harvest Midstream LP 144A	7.50	9-1-2028	2,275,000	2,152,464
MPLX LP	4.95	9-1-2032	4,255,000	4,122,569
Occidental Petroleum Corporation	4.30	8-15-2039	3,000,000	2,588,373
Occidental Petroleum Corporation	8.88	7-15-2030	4,100,000	4,789,620
Plains All American Pipeline LP	3.55	12-15-2029	3,420,000	2,993,322
Plains All American Pipeline LP	3.80	9-15-2030	3,215,000	2,851,804
Rockies Express Pipeline LLC 144A	4.95	7-15-2029	1,975,000	1,781,390
Rockies Express Pipeline LLC 144A	6.88	4-15-2040	1,000,000	832,310
Southwestern Energy Company	7.75	10-1-2027	1,250,000	1,295,313
Western Midstream Operating LP	5.30	3-1-2048	5,000,000	4,396,400
				41,741,152
The accompanying notes are an integral part of these financial statements.

Allspring Core Plus Bond Fund  |  15

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Financials: 7.74%
Banks: 2.22%
Bank of America Corporation (3 Month LIBOR +0.64%) ±	2.02%	2-13-2026	$5,000,000	$ 4,688,508
Bank of America Corporation (U.S. SOFR +1.22%) ±	2.65	3-11-2032	7,655,000	6,346,625
Bank of America Corporation (3 Month LIBOR +1.58%) ±	3.82	1-20-2028	6,000,000	5,743,389
Bank of America Corporation (3 Month LIBOR +3.90%) ±	6.10	12-29-2049	2,590,000	2,565,714
Bank of America Corporation (5 Year Treasury Constant Maturity +2.76%) ʊ±	4.38	1-27-2027	2,500,000	2,142,675
Citigroup Incorporated (5 Year Treasury Constant Maturity +3.60%) ʊ±	4.00	12-10-2025	5,000,000	4,387,500
Citigroup Incorporated (U.S. SOFR +2.09%) ±	4.91	5-24-2033	6,265,000	6,128,563
Citigroup Incorporated (3 Month LIBOR +4.52%) ±	6.25	12-29-2049	1,030,000	1,022,224
JP Morgan Chase & Company (U.S. SOFR 3 Month +0.70%) ±	1.04	2-4-2027	3,165,000	2,786,799
JP Morgan Chase & Company (U.S. SOFR +1.75%) ±	4.57	6-14-2030	4,040,000	3,918,934
JPMorgan Chase & Company (U.S. SOFR +1.02%) ±	2.07	6-1-2029	7,000,000	5,981,619
JPMorgan Chase & Company (5 Year Treasury Constant Maturity +2.85%) ʊ±	3.65	6-1-2026	4,000,000	3,470,000
JPMorgan Chase & Company (3 Month LIBOR +3.25%) ±	5.15	12-29-2049	3,625,000	3,441,965
PNC Financial Services (3 Month LIBOR +3.30%) ±	5.00	12-29-2049	565,000	517,220
PNC Financial Services (5 Year Treasury Constant Maturity +3.00%) ʊ±	6.00	5-15-2027	1,850,000	1,799,125
Truist Financial Corporation (5 Year Treasury Constant Maturity +4.61%) ʊ±	4.95	9-1-2025	1,200,000	1,183,500
				56,124,360
Capital markets: 1.70%
Ares Capital Corporation	2.88	6-15-2028	1,980,000	1,644,643
Athene Global Funding 144A	1.99	8-19-2028	2,860,000	2,372,033
BAT Capital Corporation	5.65	3-16-2052	2,845,000	2,413,172
Berkshire Hathaway Finance Company	3.85	3-15-2052	7,850,000	6,772,408
Blackstone Holdings Finance Company LLC 144A	3.20	1-30-2052	5,700,000	4,121,208
Blackstone Holdings Finance Company LLC 144A	5.00	6-15-2044	1,015,000	972,451
Charles Schwab Corporation (5 Year Treasury Constant Maturity +4.97%) ʊ±	5.38	6-1-2025	3,905,000	3,880,594
Charles Schwab Corporation (5 Year Treasury Constant Maturity +3.17%) ʊ±	4.00	6-1-2026	4,000,000	3,440,000
Goldman Sachs Group Incorporated (U.S. SOFR +1.25%) ±	2.38	7-21-2032	5,535,000	4,480,468
Morgan Stanley (U.S. SOFR +1.20%) ±	2.51	10-20-2032	4,850,000	3,971,615
Morgan Stanley (U.S. SOFR +2.62%) ±	5.30	4-20-2037	3,850,000	3,680,740
Sammons Financial Group 144A	4.75	4-8-2032	6,000,000	5,268,850
				43,018,182
Consumer finance: 1.59%
BOC Aviation USA Corporation 144A	1.63	4-29-2024	9,000,000	8,541,806
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Core Plus Bond Fund

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Consumer finance (continued)
Hyundai Capital America Company 144A	1.30%	1-8-2026	$4,205,000	$ 3,721,683
Private Export Funding Corporation 144A	0.55	7-30-2024	29,766,000	28,080,149
				40,343,638
Diversified financial services: 0.28%
Bankers Healthcare Group BHG Series 2021 Class A-B 144A	2.79	11-17-2033	4,940,000	4,387,767
Jackson Financial Incorporated 144A	4.00	11-23-2051	1,680,000	1,155,698
KKR Group Finance Company LLC 144A	3.50	8-25-2050	1,910,000	1,443,734
				6,987,199
Insurance: 1.75%
Athene Global Funding 144A	2.55	11-19-2030	3,000,000	2,395,239
Athene Global Funding 144A	2.95	11-12-2026	3,550,000	3,223,309
Guardian Life Insurance Company 144A	4.85	1-24-2077	1,045,000	944,932
Hill City Funding Trust 144A	4.05	8-15-2041	6,955,000	5,049,700
Maple Grove Funding Trust 144A	4.16	8-15-2051	4,000,000	3,042,203
Metlife Incorporated (5 Year Treasury Constant Maturity +3.58%) ʊ±	3.85	9-15-2025	7,000,000	6,502,315
MetLife Incorporated	5.00	7-15-2052	3,430,000	3,470,587
Minnesota Life Insurance Company 144A«	8.25	9-15-2025	6,790,000	7,406,971
National Life Global Insurance Company (3 Month LIBOR +3.31%) 144A±	5.25	7-19-2068	1,668,000	1,505,461
Northwestern Mutual Life 144A	3.63	9-30-2059	1,500,000	1,145,196
OneAmerica Financial Partners Incorporated 144A	4.25	10-15-2050	570,000	455,195
Prudential Financial Incorporated (5 Year Treasury Constant Maturity +3.16%) ±	5.13	3-1-2052	3,600,000	3,343,754
Security Benefit Company 144A	1.25	5-17-2024	3,000,000	2,819,914
Transatlantic Holdings Incorporated	8.00	11-30-2039	2,329,000	2,944,806
				44,249,582
Thrifts & mortgage finance: 0.20%
Enact Holdings Incorporated 144A	6.50	8-15-2025	3,600,000	3,438,000
Ladder Capital Finance Holdings LP 144A	5.25	10-1-2025	1,820,000	1,770,423
				5,208,423
Health care: 0.05%
Health care providers & services: 0.05%
CommonSpirit Health	2.95	11-1-2022	1,250,000	1,249,139
Industrials: 1.91%
Aerospace & defense: 0.24%
BAE Systmes Holdings Incorporated 144A	4.75	10-7-2044	1,710,000	1,560,835
The Boeing Company	5.81	5-1-2050	4,820,000	4,622,999
				6,183,834
Airlines: 0.79%
Delta Air Lines Incorporated	2.00	12-10-2029	3,279,535	2,843,653
Delta Air Lines Incorporated 144A	4.75	10-20-2028	1,850,000	1,767,371
Delta Air Lines Pass-Through Certificates Series 2015-B	4.25	1-30-2025	4,623,645	4,490,601
The accompanying notes are an integral part of these financial statements.

Allspring Core Plus Bond Fund  |  17

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Airlines (continued)
Jetblue Airways Corporation	4.00%	5-15-2034	$1,803,689	$ 1,638,129
Mileage Plus Holdings LLC 144A	6.50	6-20-2027	9,125,000	9,147,813
				19,887,567
Commercial services & supplies: 0.35%
Ashtead Capital Incorporated 144A	5.50	8-11-2032	3,990,000	3,914,884
CoreCivic Incorporated	8.25	4-15-2026	5,005,000	4,947,897
				8,862,781
Industrial conglomerates: 0.10%
General Electric Company (3 Month LIBOR +3.33%) ±	5.16	12-29-2049	2,537,000	2,399,368
Machinery: 0.03%
TK Elevator US Newco Incorporated 144A	5.25	7-15-2027	780,000	709,800
Trading companies & distributors: 0.16%
Fortress Transportation & Infrastructure Investors LLC 144A	5.50	5-1-2028	1,640,000	1,395,427
Fortress Transportation & Infrastructure Investors LLC 144A	6.50	10-1-2025	1,659,000	1,545,624
Fortress Transportation & Infrastructure Investors LLC 144A	9.75	8-1-2027	1,110,000	1,112,692
				4,053,743
Transportation infrastructure: 0.24%
Toll Road Investors Partnership II LP 144A¤	0.00	2-15-2026	5,630,000	4,538,606
Toll Road Investors Partnership II LP 144A¤	0.00	2-15-2027	1,050,000	789,397
Toll Road Investors Partnership II LP 144A¤	0.00	2-15-2028	1,150,000	810,612
				6,138,615
Information technology: 1.86%
Communications equipment: 0.07%
Ciena Corporation 144A	4.00	1-31-2030	1,890,000	1,632,488
Electronic equipment, instruments & components: 0.01%
Dell International LLC	8.35	7-15-2046	291,000	352,106
IT services: 0.40%
Fidelity National Information Services Incorporated	5.63	7-15-2052	1,485,000	1,470,508
Global Payments Incorporated	5.95	8-15-2052	2,295,000	2,223,852
Kyndryl Holdings Incorporated 144A	2.05	10-15-2026	7,700,000	6,385,628
				10,079,988
Semiconductors & semiconductor equipment: 0.66%
Intel Corporation	4.90	8-5-2052	2,990,000	2,917,781
KLA Corporation	4.95	7-15-2052	3,280,000	3,295,545
Marvell Technology Incorporated	4.88	6-22-2028	10,775,000	10,563,345
				16,776,671
Software: 0.72%
Fortinet Incorporated	2.20	3-15-2031	11,500,000	9,124,014
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Core Plus Bond Fund

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Software (continued)
Oracle Corporation	2.88%	3-25-2031	$4,340,000	$ 3,597,729
Oracle Corporation	3.95	3-25-2051	7,680,000	5,516,203
				18,237,946
Materials: 0.51%
Chemicals: 0.51%
Celanese US Holdings LLC	6.38	7-15-2032	10,835,000	10,755,996
Westlake Chemical Corporation	1.63	7-17-2029	2,750,000	2,211,720
				12,967,716
Real estate: 1.45%
Equity REITs: 1.45%
EPR Properties	3.60	11-15-2031	2,060,000	1,616,567
EPR Properties	3.75	8-15-2029	3,870,000	3,255,860
GLP Capital LP	3.25	1-15-2032	5,000,000	4,047,827
National Health Investor Company	3.00	2-1-2031	2,000,000	1,516,866
Omega Healthcare Investors Incorporated	3.38	2-1-2031	2,930,000	2,386,635
Omega Healthcare Investors Incorporated	3.63	10-1-2029	3,495,000	2,987,388
Omega Healthcare Investors Incorporated	4.50	1-15-2025	5,823,000	5,770,913
Omega Healthcare Investors Incorporated	4.75	1-15-2028	840,000	803,361
Sabra Health Care LP / Sabra Capital Corporation	5.13	8-15-2026	8,140,000	7,862,783
Service Properties Trust Company	3.95	1-15-2028	3,000,000	2,233,740
Simon Property Group LP	3.80	7-15-2050	2,880,000	2,338,532
WEA Finance LLC 144A	4.75	9-17-2044	2,610,000	2,003,957
				36,824,429
Utilities: 1.13%
Electric utilities: 0.86%
Basin Electric Power Cooperative 144A	4.75	4-26-2047	2,315,000	1,966,121
NRG Energy Incorporated 144A	4.45	6-15-2029	6,415,000	5,808,876
Oglethorpe Power Corporation	5.05	10-1-2048	1,060,000	977,917
Southern California Edison Company	3.65	2-1-2050	1,600,000	1,224,493
The Southern Company (5 Year Treasury Constant Maturity +3.73%) ±	4.00	1-15-2051	2,665,000	2,467,630
Vistra Operations Company LLC 144A	3.70	1-30-2027	10,325,000	9,371,260
				21,816,297
Multi-utilities: 0.27%
CenterPoint Energy Incorporated	0.70	3-2-2023	2,865,000	2,822,574
CenterPoint Energy Incorporated (3 Month LIBOR +0.50%) ±	2.11	3-2-2023	1,647,000	1,644,326
CenterPoint Energy Incorporated (U.S. SOFR +0.65%) ±	2.93	5-13-2024	2,480,000	2,453,001
				6,919,901
Total Corporate bonds and notes (Cost $534,594,361)				479,572,765
The accompanying notes are an integral part of these financial statements.

Allspring Core Plus Bond Fund  |  19

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal		Value
Foreign corporate bonds and notes : 1.90%
Communication services: 0.15%
Media: 0.15%
Tele Columbus AG 144A	3.88%	5-2-2025	EUR	2,320,000	$ 1,981,762
Ziggo Bond Company BV 144A	3.38	2-28-2030	EUR	2,500,000	1,885,458
					3,867,220
Consumer discretionary: 0.15%
Auto components: 0.08%
Adler Pelzer Holding GmbH 144A	4.13	4-1-2024	EUR	2,480,000	2,067,095
Automobiles: 0.07%
Peugeot SA Company	2.00	3-20-2025	EUR	1,800,000	1,759,491
Consumer staples: 0.22%
Food products: 0.05%
Sigma Holdings Company BV 144A	5.75	5-15-2026	EUR	1,500,000	1,085,723
Tobacco: 0.17%
BAT International Finance plc	2.25	1-16-2030	EUR	5,250,000	4,368,150
Energy: 0.11%
Oil, gas & consumable fuels: 0.11%
Eni SpA	1.13	9-19-2028	EUR	3,200,000	2,857,455
Financials: 0.98%
Banks: 0.79%
ABN AMRO Bank NV (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +3.90%) ʊ±	4.75	9-22-2027	EUR	3,300,000	2,789,868
Credit Agricole SA (3 Month EURIBOR +1.25%) ±	1.00	4-22-2026	EUR	9,300,000	8,838,829
Nordea Bank (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +3.00%) ʊ«±	3.50	3-12-2025	EUR	9,000,000	8,479,269
					20,107,966
Consumer finance: 0.19%
Abertis Finance BV Company (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +3.27%) ʊ±	2.63	1-26-2027	EUR	2,900,000	2,314,751
Cellnex Finance Company SA	2.00	9-15-2032	EUR	3,400,000	2,478,822
					4,793,573
Industrials: 0.24%
Containers & packaging: 0.19%
Can-Pack SA 144A	2.38	11-1-2027	EUR	5,500,000	4,694,606
Electrical equipment: 0.05%
Gamma Bidco SpA 144A	6.25	7-15-2025	EUR	1,300,000	1,260,710
Real estate: 0.05%
Real estate management & development: 0.05%
Akelius Residential Property AB (EURIBOR ICE Swap Rate 11:00am +3.49%) ±	3.88	10-5-2078	EUR	1,254,000	1,222,402
Total Foreign corporate bonds and notes (Cost $63,605,516)					48,084,391
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Core Plus Bond Fund

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal		Value
Foreign government bonds : 2.76%
Brazil ¤	0.00%	1-1-2024	BRL	57,000,000	$ 9,308,725
Brazil ¤	0.00	7-1-2024	BRL	60,000,000	9,305,028
Brazil	10.00	1-1-2025	BRL	8,600,000	1,587,404
Brazil	10.00	1-1-2029	BRL	8,000,000	1,400,907
Chile	4.50	3-1-2026	CLP	10,440,000,000	10,502,379
Germany	1.70	8-15-2032	EUR	24,050,000	24,532,608
Hungary	1.00	11-26-2025	HUF	900,000,000	1,675,218
Mexico	3.75	2-21-2024	EUR	1,000,000	981,390
Republic of South Africa	10.50	12-21-2026	ZAR	172,500,000	10,574,830
Total Foreign government bonds (Cost $79,218,575)					69,868,489
Loans: 0.76%
Communication services: 0.14%
Media: 0.14%
DIRECTV Financing LLC (1 Month LIBOR +5.00%) ±	7.52	8-2-2027		$3,730,000	3,561,218
Energy: 0.13%
Oil, gas & consumable fuels: 0.13%
GIP II Blue Holdings LP (1 Month LIBOR +4.50%) ±	6.75	9-29-2028		3,217,729	3,181,529
Financials: 0.00%
Diversified financial services: 0.00%
Intelsat Jackson Holdings SA (U.S. SOFR 1 Month +4.50%) <±	7.44	2-1-2029		6	6
Health care: 0.02%
Health care equipment & supplies: 0.02%
Surgery Center Holdings Incorporated (1 Month LIBOR +3.75%) ±	5.63	8-31-2026		448,909	434,961
Industrials: 0.36%
Airlines: 0.16%
AAdvantage Loyalty IP Limited (1 Month LIBOR +4.75%) ±	7.46	4-20-2028		1,583,000	1,555,962
Mileage Plus Holdings LLC (1 Month LIBOR +5.25%) ±	7.31	6-21-2027		2,475,000	2,510,195
					4,066,157
Commercial services & supplies: 0.13%
The Geo Group Incorporated (3 Month LIBOR +2.00%) ±	4.79	3-22-2024		3,481,627	3,356,289
Machinery: 0.07%
Vertical US Newco Incorporated (6 Month LIBOR +3.50%) ±	6.87	7-30-2027		882,522	855,499
Werner FinCo LP (3 Month LIBOR +4.00%) ‡±	6.52	7-24-2024		1,017,433	938,582
					1,794,081
The accompanying notes are an integral part of these financial statements.

Allspring Core Plus Bond Fund  |  21

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Information technology: 0.07%
Software: 0.07%
MPH Acquisition Holdings LLC (1 Month LIBOR +4.25%) ±	7.32%	9-1-2028	$1,989,975	$ 1,878,397
Materials: 0.04%
Construction materials: 0.04%
Standard Industries Incorporated (3 Month LIBOR +2.50%) ±	3.79	9-22-2028	882,998	873,223
Total Loans (Cost $19,652,698)				19,145,861
Municipal obligations: 0.31%
California: 0.06%
Transportation revenue: 0.06%
Alameda CA Corridor Transportation Authority CAB Refunding Bond Subordinated Series B ¤	0.00	10-1-2028	2,115,000	1,584,523
Illinois: 0.14%
GO revenue: 0.07%
Will County IL Lincoln-Way Community High School District #210 Unrefunded Bond CAB ¤	0.00	1-1-2025	1,820,000	1,690,589
Tax revenue: 0.07%
Metropolitan Pier & Exposition Authority Illinois CAB McCormick Place Expansion Project Series 2010-B1 ¤	0.00	6-15-2026	1,975,000	1,759,579
Metropolitan Pier & Exposition Authority Illinois CAB McCormick Place Expansion Project Series 2012-B ¤	0.00	12-15-2051	765,000	167,084
				1,926,663
Kansas: 0.00%
Health revenue: 0.00%
Kansas Development Finance Authority Village Shalom Project Series 2018-B	4.00	11-15-2025	90,000	84,644
Maryland: 0.01%
Education revenue: 0.01%
Maryland Health & HEFAR Green Street Academy Series B 144A	6.75	7-1-2023	195,000	191,729
Michigan: 0.02%
Miscellaneous revenue: 0.02%
Michigan Finance Authority Local Government Loan Program Project Series E	7.19	11-1-2022	445,000	447,798
Pennsylvania: 0.08%
Education revenue: 0.08%
Commonwealth of Pennsylvania Financing Authority Series A	4.14	6-1-2038	1,995,000	1,910,721
Total Municipal obligations (Cost $7,656,302)				7,836,667
The accompanying notes are an integral part of these financial statements.

22  |  Allspring Core Plus Bond Fund

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Non-agency mortgage-backed securities: 13.76%
Agate Bay Mortgage Loan Trust Series 2015-3 Class B3 144A±±	3.54%	4-25-2045	$905,076	$ 866,933
American Money Management Corporation Series 2014-14A Class A1R2 (3 Month LIBOR +1.02%) 144A±	3.80	7-25-2029	7,099,284	7,013,255
American Money Management Corporation Series 2015-16A Class AR2 (3 Month LIBOR +0.98%) 144A±	3.46	4-14-2029	2,628,432	2,602,845
American Money Management Corporation Series 2016-19A Class AR (3 Month LIBOR +1.14%) 144A±	3.65	10-16-2028	868,401	862,064
Angel Oak Mortgage Trust I LLC Series 2019-4 Class A1 144A±±	2.99	7-26-2049	567,631	563,921
Angel Oak Mortgage Trust I LLC Series 2020-4 Class A1 144A±±	1.47	6-25-2065	1,179,480	1,122,177
APEX Credit CLO LLC Series 2017 Class 2A (3 Month LIBOR +1.60%) 144A±	3.70	9-20-2029	10,000,000	9,563,260
Apidos CLO Series 2019 Class 3-1-A (3 Month LIBOR +3.10%) 144A±	5.61	4-15-2031	3,000,000	2,809,065
Bain Capital Create CLO Limited Series 2017 Class 1 (3 Month LIBOR +1.95%) 144A±	4.66	7-20-2030	3,725,000	3,505,128
BDS Limited Series 2021-FL9 Class B (1 Month LIBOR +1.70%) 144A±	4.08	11-16-2038	5,475,000	5,155,288
Bojangles Issuer LLC Series 2020-1A Class A2 144A	3.83	10-20-2050	7,407,775	6,813,523
Brookside Mill CLO Limited Series 2013 Class 1A (3 Month LIBOR +2.65%) 144A±	5.39	1-17-2028	4,000,000	3,742,980
Bunker Hill Loan Depositary Trust Series 2019-3 Class A1 144A±±	2.72	11-25-2059	974,332	943,588
BX Trust Series 2019-OC11 Class A 144A	3.20	12-9-2041	4,975,000	4,393,043
BX Trust Series 2021-ARIA Class D (1 Month LIBOR +1.90%) 144A±	4.29	10-15-2036	8,035,000	7,552,898
Carlyle Global Market Series 2016-1A Class R2 (3 Month LIBOR +3.35%) 144A±	6.06	4-20-2034	1,500,000	1,357,754
Cascade Funding Mortgage Trust Series 2018-RM2 Class A 144A±±	4.00	10-25-2068	418,596	408,188
Cascade Funding Mortgage Trust Series 2021-HB7 Class M2 144A±±	2.68	10-27-2031	5,750,000	5,388,105
CD Commercial Mortgage Trust Series 2017-6 Class A5	3.46	11-13-2050	1,035,000	985,498
Change Mortgage Trust Series 2022-1 Class A1 144A±±	3.01	1-25-2067	7,109,747	6,676,167
CIFC Funding Limited Series 2012-2RA Class A1 (3 Month LIBOR +0.80%) 144A±	3.51	1-20-2028	1,555,955	1,540,960
Colt Funding LLC Series 2022-7 Class A1 144A±±	5.16	4-25-2067	6,903,903	6,883,198
Credit Suisse Mortgage Trust Series 2013-IVR2 Class B4 144A±±	3.40	4-25-2043	850,687	794,482
Credit Suisse Mortgage Trust Series 2021-AFC1 Class A2 144A±±	1.07	3-25-2056	5,787,542	4,901,048
CSMLT Trust Series 2015-1 Class B4 144A±±	3.79	5-25-2045	2,552,380	2,399,538
DBWF Mortgage Trust Series 2018-GLKS Class A (1 Month LIBOR +1.03%) 144A±	3.40	12-19-2030	582,684	569,225
Dryden Senior Loan Fund Series 2013-28A Class A2LR (3 Month LIBOR +1.65%) 144A±	4.56	8-15-2030	4,000,000	3,895,380
The accompanying notes are an integral part of these financial statements.

Allspring Core Plus Bond Fund  |  23

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Non-agency mortgage-backed securities (continued)
Dryden Senior Loan Fund Series 2019-72A (3 Month LIBOR +1.85%) 144A±	4.76%	5-15-2032	$3,550,000	$ 3,336,979
Educational Services of America Series 2015-1 Class A (1 Month LIBOR +0.80%) 144A±	3.24	10-25-2056	552,353	541,752
Financial Asset Securitization Incorporated Series 1997-NAM2 Class B2 †	8.00	7-25-2027	15,908	2
First Key Homes Series 2021 Class B 144A	1.61	9-17-2038	8,675,000	7,543,766
First Key Homes Series 2021 Class C 144A	1.89	8-17-2038	6,770,000	5,984,642
FREMF Mortgage Trust Series 2020-KF76 Class B (1 Month LIBOR +2.75%) 144A±	5.11	1-25-2030	2,581,510	2,452,854
FS Rialto Issuer Limited Series 2021-FL3 Class B (1 Month LIBOR +1.80%) 144A±	4.19	11-16-2036	3,000,000	2,855,181
FWD Securitization Trust Series 2019-INV1 Class A3 144A±±	3.11	6-25-2049	1,078,092	1,041,190
GCAT Series 2019-RPl1 Class A1 144A±±	2.65	10-25-2068	2,290,846	2,186,653
Gilbert Park CLO Series 2017-1A Class B (3 Month LIBOR +1.60%) 144A±	4.11	10-15-2030	3,000,000	2,908,788
Goldman Sachs Mortgage Securities Trust Series 2019-GSA1 Class C ±±	3.93	11-10-2052	500,000	425,893
Goldman Sachs Mortgage Securities Trust Series 2019-PJ2 Class A4 144A±±	4.00	11-25-2049	245,386	238,267
Gracie Point International Funding Series 2020-B Class A (1 Month LIBOR +1.40%) 144A±	3.77	5-2-2023	5,859,771	5,858,661
Gracie Point International Funding Series 2022-1A Class A (30 Day Average U.S. SOFR +2.25%) 144A±	3.31	4-1-2024	12,000,000	11,985,312
Gracie Point International Funding Series 2022-2A Class A (30 Day Average U.S. SOFR +2.75%) 144A±	4.30	7-1-2024	9,405,000	9,404,994
GS Mortgage Securities Trust Series 2017-GS7 Class A3	3.17	8-10-2050	990,000	933,965
Homeward Opportunities Fund Trust Series 2020-2 Class A2 144A±±	2.64	5-25-2065	715,000	697,555
Hospitality Mortgage Trust Series 2019 Class A (1 Month LIBOR +1.00%) 144A±	3.39	11-15-2036	2,304,429	2,248,199
Imperial Fund LLC Series 2021-NQM1 Class A1 144A±±	1.07	6-25-2056	1,688,935	1,512,474
Imperial Fund Mortgage Trust Series 2020-NQM1 Class A1 144A±±	1.38	10-25-2055	1,000,178	948,077
Imperial Fund Mortgage Trust Series 2022-NQM3 Class A3 144A±±	4.46	5-25-2067	17,223,000	15,879,909
JPMorgan Chase Commercial Mortgage Securities Trust Series 2013-3 Class B4 144A±±	3.35	7-25-2043	3,616,907	2,965,595
JPMorgan Chase Commercial Mortgage Securities Trust Series 2019-MFP Class A (1 Month LIBOR +0.96%) 144A±	3.35	7-15-2036	5,000,000	4,910,872
JPMorgan Mortgage Trust Series 2014-2 Class B4 144A±±	3.42	6-25-2029	1,215,000	1,056,333
JPMorgan Mortgage Trust Series 2020-1 Class A15 144A±±	3.50	6-25-2050	1,302,852	1,197,510
LoanCore Limited Series 2018-CRE1 Class A (1 Month LIBOR +1.13%) 144A±	3.52	5-15-2028	173,701	173,315
Marlette Funding Trust Series 2021-2A Class B 144A	1.06	9-15-2031	4,581,000	4,394,181
The accompanying notes are an integral part of these financial statements.

24  |  Allspring Core Plus Bond Fund

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Non-agency mortgage-backed securities (continued)
MED Trust Series 2021-MDLN Class B (1 Month LIBOR +1.45%) 144A±	3.84%	11-15-2038	$9,000,000	$ 8,690,401
Mello Warehouse Securitization Trust Series 2021-2 Class C (1 Month LIBOR +1.10%) 144A±	3.54	4-25-2055	6,735,000	6,592,898
MF1 Multifamily Housing Mortgage Loan Trust Series 2021-FL5 Class A (U.S. SOFR 1 Month +0.96%) 144A±	3.26	7-15-2036	5,445,525	5,395,195
MF1 Multifamily Housing Mortgage Loan Trust Series 2022-FL8 Class C (30 Day Average U.S. SOFR +2.20%) 144A±	4.23	2-19-2037	8,750,000	8,212,565
MFRA Trust Series 2020-NQM3 Class A1 144A±±	1.01	1-26-2065	1,187,702	1,141,872
MFRA Trust Series 2020-NQM3 Class M1 144A±±	2.65	1-26-2065	2,650,000	2,533,549
MFRA Trust Series 2021-NQM1 Class A2 144A±±	1.38	4-25-2065	3,755,619	3,463,924
Mill City Mortgage Trust Series 2019 Class M2 144A±±	3.25	7-25-2059	4,592,000	4,168,811
Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C30 Class B ±±	3.31	9-15-2049	610,000	550,851
New Residential Mortgage Loan Trust Series 2019-RPL3 Class M1 144A±±	3.25	7-25-2059	5,000,000	4,421,027
Octagon Investment Partners Series 2017-1A Class A2R (3 Month LIBOR +1.45%) 144A±	4.16	3-17-2030	8,205,000	7,862,934
Octane Receivables Trust Series 2022-2A Class A 144A	5.11	2-22-2028	7,530,000	7,507,156
Ondeck Asset Secuitization Trust Series 2021-1A Class B 144A	2.28	5-17-2027	4,000,000	3,643,257
Onslow Bay Financial LLC Series 2020 Class A21 144A±±	3.50	12-25-2049	824,981	777,163
Onslow Bay Financial LLC Series 2022 Class A1 144A±±	5.11	8-25-2062	5,500,000	5,491,956
Palmer Square Loan Funding Limited Series 2021-3A Class A2 (3 Month LIBOR +1.40%) 144A±	4.11	7-20-2029	12,060,000	11,695,414
Parallel Limited Series 2021-1A Class D (3 Month LIBOR +3.45%) 144A±	5.96	7-15-2034	8,500,000	7,683,958
Residential Mortgage Loan Trust Series 2020-1 Class M1 144A±±	3.24	1-26-2060	5,000,000	4,571,915
Residential Mortgage Loan Trust Series 2021-1R Class A2 144A±±	1.10	1-25-2065	1,309,108	1,253,160
SFAVE Commercial Mortgage Securities Trust Series 2015-5AVE Class D 144A±±	4.53	1-5-2043	1,927,000	1,142,633
Shellpoint Company Originator Trust Series 2016-1 Class B2 144A±±	3.55	11-25-2046	5,112,338	4,600,861
Sierra Receivables Funding Series 2018-3A Class C 144A	4.17	9-20-2035	435,736	425,720
Sound Point CLO Limited Series 2013-2RA Class A1 (3 Month LIBOR +0.95%) 144A±	3.46	4-15-2029	2,539,939	2,502,587
Sound Point CLO Limited Series 2015-1RA Class BR (3 Month LIBOR +1.55%) 144A±	4.06	4-15-2030	10,340,000	9,794,699
Starwood Mortgage Residential Trust Series 2021-6 Class A1 144A±±	1.92	11-25-2066	2,314,822	2,051,363
Towd Point Mortgage Trust Series 2015-2 Class 1M2 144A±±	3.35	11-25-2060	4,492,767	4,453,796
The accompanying notes are an integral part of these financial statements.

Allspring Core Plus Bond Fund  |  25

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Non-agency mortgage-backed securities (continued)
Towd Point Mortgage Trust Series 2017-4 Class A1 144A±±	2.75%	6-25-2057	$897,483	$ 869,021
Towd Point Mortgage Trust Series 2019-4 Class M1 144A±±	3.50	10-25-2059	4,000,000	3,511,976
Towd Point Mortgage Trust Series 2019-4 Class M2 144A±±	3.75	10-25-2059	3,680,000	3,188,288
Towd Point Mortgage Trust Series 2019-MH1 Class A1 144A±±	3.00	11-25-2058	593,907	584,438
UBS Commercial Mortgage Trust Series 2017-C5 Class A5	3.47	11-15-2050	1,140,000	1,085,912
UBS Commercial Mortgage Trust Series 2018-NYCH Class A (1 Month LIBOR +0.85%) 144A±	3.24	2-15-2032	2,545,036	2,473,367
Verus Securitization Trust Series 2021-R3 Class A1 144A±±	1.02	4-25-2064	2,357,014	2,230,445
Voya CLO Limited Series 2017-1A (3 Month LIBOR +1.90%) 144A±	4.64	4-17-2030	4,500,000	4,211,906
Westgate Resorts Series 2022-1A Class C 144A	2.49	8-20-2036	14,266,743	13,538,106
Zais CLO Limited Series 2017-1A (3 Month LIBOR +2.65%) 144A±	5.16	7-15-2029	7,450,000	7,128,562
Zais Matrix CDO Series 2020-14A Class A1AR (3 Month LIBOR +1.20%) 144A±	3.71	4-15-2032	1,983,826	1,938,700
Total Non-agency mortgage-backed securities (Cost $368,826,148)				348,382,816
U.S. Treasury securities: 26.84%
U.S. Treasury Bond ##	1.88	2-15-2051	24,465,000	17,850,849
U.S. Treasury Bond	2.00	8-15-2051	8,075,000	6,066,344
U.S. Treasury Bond	2.25	2-15-2052	29,535,000	23,591,081
U.S. Treasury Bond	2.38	5-15-2051	43,525,000	35,833,316
U.S. Treasury Bond	2.88	5-15-2052	34,225,000	31,540,477
U.S. Treasury Bond	3.00	2-15-2048	2,075,000	1,900,489
U.S. Treasury Bond	3.00	8-15-2052	13,405,000	12,707,521
U.S. Treasury Note	1.25	6-30-2028	3,940,000	3,501,059
U.S. Treasury Note	1.75	1-31-2029	29,060,000	26,421,897
U.S. Treasury Note	1.88	11-15-2051	2,370,000	1,725,841
U.S. Treasury Note	2.00	11-15-2041	26,675,000	20,721,057
U.S. Treasury Note	2.38	2-15-2042	3,960,000	3,282,469
U.S. Treasury Note	2.50	4-30-2024	43,040,000	42,357,412
U.S. Treasury Note ##	2.63	5-31-2027	25,415,000	24,614,824
U.S. Treasury Note ##	2.75	5-15-2025	2,505,000	2,456,759
U.S. Treasury Note	2.75	4-30-2027	77,080,000	75,023,529
U.S. Treasury Note	2.75	7-31-2027	2,505,000	2,437,874
U.S. Treasury Note	2.75	8-15-2032	44,705,000	43,126,355
U.S. Treasury Note	2.88	5-15-2032	67,675,000	65,961,977
U.S. Treasury Note	3.00	6-30-2024	6,990,000	6,929,384
U.S. Treasury Note «	3.00	7-31-2024	99,000,000	98,133,750
U.S. Treasury Note	3.25	8-31-2024	127,500,000	126,952,148
U.S. Treasury Note ##	3.25	6-30-2027	5,070,000	5,045,838
U.S. Treasury Note	3.25	5-15-2042	1,235,000	1,181,355
Total U.S. Treasury securities (Cost $701,270,801)				679,363,605
The accompanying notes are an integral part of these financial statements.

26  |  Allspring Core Plus Bond Fund

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Yankee corporate bonds and notes: 12.51%
Communication services: 0.43%
Diversified telecommunication services: 0.09%
Telefonica Emisiones SAU	5.21%	3-8-2047	$2,485,000	$ 2,149,715
Interactive media & services: 0.10%
Tencent Holdings Limited 144A	3.68	4-22-2041	3,250,000	2,523,722
Wireless telecommunication services: 0.24%
Rogers Communications Incorporated 144A	4.55	3-15-2052	6,975,000	6,122,513
Consumer discretionary: 0.71%
Hotels, restaurants & leisure: 0.41%
GENM Capital Labuan Limited 144A	3.88	4-19-2031	8,900,000	6,957,895
Royal Caribbean Cruises Limited «	4.25	6-15-2023	3,400,000	3,341,034
				10,298,929
Internet & direct marketing retail: 0.30%
Alibaba Group Holding	3.15	2-9-2051	4,135,000	2,737,314
Prosus NV 144A	3.83	2-8-2051	3,000,000	1,870,197
Prosus NV 144A	4.03	8-3-2050	1,565,000	985,427
Prosus NV 144A	4.99	1-19-2052	3,000,000	2,157,502
				7,750,440
Consumer staples: 0.88%
Food products: 0.69%
Agrospuer SA 144A	4.60	1-20-2032	2,050,000	1,735,384
JBS USA LLC 144A	2.50	1-15-2027	4,285,000	3,845,402
JBS USA LLC 144A	4.38	2-2-2052	5,640,000	4,457,172
JBS USA LLC 144A	6.50	4-15-2029	201,000	207,977
Viterra Finance BV 144A	4.90	4-21-2027	7,615,000	7,310,078
				17,556,013
Tobacco: 0.19%
Imperial Brands plc 144A	6.13	7-27-2027	4,660,000	4,730,404
Energy: 0.62%
Oil, gas & consumable fuels: 0.62%
BP Capital Markets plc (5 Year Treasury Constant Maturity +4.40%) ʊ±	4.88	3-22-2030	4,950,000	4,528,013
Galaxy Pipeline Assets Company 144A	2.16	3-31-2034	4,799,496	4,188,135
Petroleos Mexicanos	6.70	2-16-2032	2,650,000	2,069,332
Qatar Petroleum 144A	3.13	7-12-2041	6,000,000	4,875,000
				15,660,480
Financials: 8.14%
Banks: 4.22%
ABN AMRO Bank NV 144A	4.75	7-28-2025	1,800,000	1,775,261
African Export Import Bank 144A	3.80	5-17-2031	2,600,000	2,134,912
Banco de Bogota SA 144A	6.25	5-12-2026	1,400,000	1,383,340
Banco del Estado de Chile 144A	2.70	1-9-2025	3,145,000	2,985,655
Banco do Brasil SA 144A«	4.63	1-15-2025	2,415,000	2,368,101
Banco do Brasil SA 144A	4.88	1-11-2029	3,425,000	3,270,687
The accompanying notes are an integral part of these financial statements.

Allspring Core Plus Bond Fund  |  27

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Banks (continued)
Banco Industrial SA (5 Year Treasury Constant Maturity +4.44%) 144A±	4.88%	1-29-2031	$1,500,000	$ 1,400,444
Banco Mercantil del Norte SA (5 Year Treasury Constant Maturity +4.64%) 144Aʊ±	5.88	1-24-2027	4,250,000	3,676,250
Banco Mercantil del Norte SA (5 Year Treasury Constant Maturity +4.97%) 144Aʊ±	6.75	9-27-2024	1,565,000	1,504,748
Banco Santander (1 Year Treasury Constant Maturity +0.45%) ʊ±	0.70	6-30-2024	9,000,000	8,710,890
Banco Santander (5 Year Treasury Constant Maturity +3.00%) 144A±	5.95	10-1-2028	1,700,000	1,687,250
Banque Ouest Africaine de Developpement 144A	5.00	7-27-2027	960,000	901,728
BNP Paribas (U.S. SOFR +1.00%) 144A±	1.32	1-13-2027	5,455,000	4,785,082
Danske Bank (1 Year Treasury Constant Maturity +1.75%) 144A±	4.30	4-1-2028	10,000,000	9,331,244
Danske Bank 144A	5.38	1-12-2024	3,205,000	3,228,791
Deutsche Bank AG (USD ICE Swap Rate 11:00am NY 5 Year +2.55%) ±	4.88	12-1-2032	1,750,000	1,486,587
Federation dex Caisses Desjardins 144A	4.55	8-23-2027	12,450,000	12,211,741
HSBC Holdings plc (U.S. SOFR +0.71%) ±	0.98	5-24-2025	4,200,000	3,915,006
HSBC Holdings plc (U.S. SOFR +2.11%) ±	4.76	6-9-2028	6,000,000	5,786,353
HSBC Holdings plc (U.S. SOFR +2.87%) ±	5.40	8-11-2033	8,495,000	8,082,774
Itau Unibanco Holding SA 144A	3.25	1-24-2025	3,510,000	3,406,455
Macquire Bank Limited (5 Year Treasury Constant Maturity +1.70%) 144A±	3.05	3-3-2036	8,875,000	6,914,471
National Australia Bank (5 Year Treasury Constant Maturity +1.70%) 144A±	3.35	1-12-2037	8,835,000	7,313,997
NatWest Markets plc 144A	1.60	9-29-2026	4,000,000	3,525,798
Perrigo Finance plc	4.90	12-15-2044	1,500,000	1,102,500
Unicredit SpA (5 Year Treasury Constant Maturity +4.75%) 144A±	5.46	6-30-2035	3,000,000	2,368,746
Westpac Banking Corporation	2.96	11-16-2040	2,160,000	1,538,420
				106,797,231
Capital markets: 1.52%
CI Financial Corporation	4.10	6-15-2051	10,490,000	6,870,887
Credit Suisse Group AG (U.S. SOFR +1.73%) 144A±	3.09	5-14-2032	4,695,000	3,548,496
Credit Suisse Group AG (U.S. SOFR +0.98%) 144A±	1.31	2-2-2027	6,405,000	5,389,535
Credit Suisse Group AG (5 Year Treasury Constant Maturity +4.89%) 144Aʊ±	5.25	2-11-2027	3,500,000	2,631,090
Credit Suisse Group Funding Limited (3 Month LIBOR +1.20%) 144A±	3.00	12-14-2023	1,485,000	1,474,658
UBS Group AG (1 Year Treasury Constant Maturity +0.85%) 144A±	1.49	8-10-2027	5,800,000	5,037,393
UBS Group AG (1 Year Treasury Constant Maturity +1.55%) 144A±	4.49	5-12-2026	5,700,000	5,640,603
UBS Group AG (1 Year Treasury Constant Maturity +2.05%) 144A±	4.70	8-5-2027	4,480,000	4,397,330
UBS Group AG (5 Year Treasury Constant Maturity +3.40%) 144Aʊ±	4.88	2-12-2027	3,940,000	3,396,247
				38,386,239
The accompanying notes are an integral part of these financial statements.

28  |  Allspring Core Plus Bond Fund

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Consumer finance: 0.01%
Unifin Financiera SAB de CV 144A	9.88%	1-28-2029	$2,350,000	$ 329,235
Diversified financial services: 1.22%
AerCap Ireland Capital Designated Activity Company / AerCap Global Aviation Trust	2.45	10-29-2026	11,015,000	9,712,512
Avolon Holdings Funding Limited 144A	2.75	2-21-2028	2,000,000	1,629,283
Avolon Holdings Funding Limited 144A	5.50	1-15-2026	2,515,000	2,425,048
Brookfield Finance Incorporated	3.50	3-30-2051	5,865,000	4,183,755
Brookfield Finance Incorporated	3.90	1-25-2028	6,519,000	6,160,265
Cellnex Finance Company 144A	3.88	7-7-2041	4,120,000	2,857,467
Corporacion Financiera de Desarrollo SA (3 Month LIBOR +5.61%) 144A±	5.25	7-15-2029	1,185,000	1,129,763
DAE Funding LLC 144A	3.38	3-20-2028	3,205,000	2,852,392
				30,950,485
Insurance: 0.71%
Nippon Life Insurance (5 Year Treasury Constant Maturity +2.65%) 144A±	2.75	1-21-2051	4,595,000	3,829,459
Nippon Life Insurance (5 Year Treasury Constant Maturity +2.60%) 144A±	2.90	9-16-2051	2,000,000	1,667,247
Sompo International Holdings Limited	7.00	7-15-2034	1,330,000	1,490,237
Swiss Re Finance (Luxembourg) SA (5 Year Treasury Constant Maturity +3.58%) 144A±	5.00	4-2-2049	11,700,000	11,115,000
				18,101,943
Thrifts & mortgage finance: 0.46%
Nationwide Building Society 144A	4.85	7-27-2027	11,630,000	11,548,494
Health care: 0.15%
Biotechnology: 0.13%
Grifols Escrow Issuer SA 144A	4.75	10-15-2028	4,000,000	3,334,209
Pharmaceuticals: 0.02%
Bausch Health Companies Incorporated 144A	5.25	1-30-2030	1,250,000	462,500
Industrials: 0.26%
Airlines: 0.16%
Air Canada Pass-Through Trust Series 2020-1 Class C 144A	10.50	7-15-2026	4,000,000	4,191,569
Trading companies & distributors: 0.08%
Fly Leasing Limited 144A	7.00	10-15-2024	3,600,000	1,980,000
Transportation infrastructure: 0.02%
Mexico City Airport Trust 144A	5.50	7-31-2047	570,000	428,925
Information technology: 0.60%
Semiconductors & semiconductor equipment: 0.60%
Renesas Electronics Corporation 144A	2.17	11-25-2026	11,455,000	10,156,086
TSMC Global Limited 144A	4.63	7-22-2032	4,945,000	4,952,966
				15,109,052
Materials: 0.31%
Chemicals: 0.31%
Syngenta Finance NV 144A	4.44	4-24-2023	8,000,000	7,977,357
The accompanying notes are an integral part of these financial statements.

Allspring Core Plus Bond Fund  |  29

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Utilities: 0.41%
Electric utilities: 0.28%
Comision Federal de Electricidad SAB de CV 144A«	3.35%	2-9-2031	$4,815,000	$ 3,803,850
Comision Federal de Electricidad SAB de CV 144A	3.88	7-26-2033	2,985,000	2,290,988
Electricite de France SA 144A	4.95	10-13-2045	1,130,000	971,878
				7,066,716
Independent power & renewable electricity producers: 0.13%
Colbun SA 144A	3.15	1-19-2032	3,900,000	3,256,500
Total Yankee corporate bonds and notes (Cost $359,263,795)				316,712,671
Yankee government bonds: 1.49%
Bermuda 144A	3.38	8-20-2050	1,080,000	793,728
Dominican Republic 144A	4.50	1-30-2030	1,000,000	838,137
Dominican Republic 144A	4.88	9-23-2032	1,800,000	1,452,414
Dominican Republic 144A	5.50	2-22-2029	800,000	729,703
Government of Bermuda 144A	5.00	7-15-2032	4,320,000	4,348,766
Panama	4.50	1-19-2063	6,000,000	4,531,229
Provincia de Cordoba 144Aøø	6.88	12-10-2025	1,781,310	1,339,723
Provincia de Santa Fe 144A	7.00	3-23-2023	1,000,000	930,000
Republic of Argentina	1.00	7-9-2029	206,310	47,863
Republic of Argentina øø	1.50	7-9-2030	1,703,981	404,694
Republic of Argentina øø	1.50	7-9-2035	1,817,118	408,617
Republic of Chile	4.34	3-7-2042	2,570,000	2,205,962
Republic of Kenya 144A	8.25	2-28-2048	750,000	509,415
Republic of Paraguay 144A	5.40	3-30-2050	1,750,000	1,463,994
Republic of Senegal 144A«	6.25	5-23-2033	750,000	607,500
State of Israel	5.50	9-18-2033	13,050,000	15,124,739
Sultanate of Oman 144A	6.25	1-25-2031	1,700,000	1,713,566
Ukraine 144A	7.38	9-25-2034	1,200,000	168,722
Total Yankee government bonds (Cost $46,028,345)				37,618,772

	Yield	Shares
Short-term investments: 7.84%
Investment companies: 7.21%
Allspring Government Money Market Fund Select Class ♠∞##	2.09	124,106,379	124,106,379
Securities Lending Cash Investments LLC ♠∩∞	2.39	58,279,333	58,279,333
			182,385,712

The accompanying notes are an integral part of these financial statements.

30  |  Allspring Core Plus Bond Fund

Portfolio of investments—August 31, 2022

		Interest rate	Maturity date	Principal	Value
U.S. Treasury Securities: 0.63%
U.S. Treasury Bill ☼#		2.04%	9-15-2022	$16,000,000	$ 15,986,653
Total Short-term investments (Cost $198,372,122)					198,372,365
Total investments in securities (Cost $3,106,050,272)	114.22%				2,891,290,324
Other assets and liabilities, net	(14.22)				(359,934,047)
Total net assets	100.00%				$2,531,356,277

±	Variable rate investment. The rate shown is the rate in effect at period end.
øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.
##	All or a portion of this security is segregated for when-issued securities and unfunded loans.
†	Non-income-earning security
‡	Security is valued using significant unobservable inputs.
<	All or a portion of the position represents an unfunded loan commitment. The rate represents the current interest rate if the loan is partially funded.
♀	Investment in an interest-only security that entitles holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. The rate represents the coupon rate.
¤	The security is issued in zero coupon form with no periodic interest payments.
±±	The coupon of the security is adjusted based on the principal and/or interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages. The rate shown is the rate in effect at period end.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
☼	Zero coupon security. The rate represents the current yield to maturity.
∞	The rate represents the 7-day annualized yield at period end.
#	All or a portion of this security is segregated as collateral for investments in derivative instruments.
ʊ	Security is perpetual in nature and has no stated maturity date. The date shown reflects the next call date.
%%	The security is purchased on a when-issued basis.

Abbreviations:
BRL	Brazilian real
CAB	Capital appreciation bond
CLP	Chile Peso
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General obligation
HEFAR	Higher Education Facilities Authority Revenue
HUF	Hungarian forint
LIBOR	London Interbank Offered Rate
REIT	Real estate investment trust
SOFR	Secured Overnight Financing Rate
STRIPS	Separate trading of registered interest and principal securities
TVA	Tennessee Valley Authority
ZAR	South African rand
The accompanying notes are an integral part of these financial statements.

Allspring Core Plus Bond Fund  |  31

Portfolio of investments—August 31, 2022

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$187,588,322	$1,825,834,995	$(1,889,316,938)	$0	$0	$ 124,106,379	124,106,379	$ 708,605
Securities Lending Cash Investments LLC	5,572,383	663,785,927	(611,078,977)	0	0	58,279,333	58,279,333	91,963 #
				$0	$0	$182,385,712		$800,568

#	Amount shown represents income before fees and rebates.
Forward foreign currency contracts
Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses
72,302,364 USD	67,900,000 EUR	Citibank NA	9-30-2022	$ 3,940,857	$ 0
11,800,000 EUR	12,152,163 USD	Citibank NA	9-30-2022	0	(271,960)
26,380,640 USD	26,000,000 EUR	Citibank NA	9-30-2022	203,922	0
10,717,947 USD	172,500,000 ZAR	Citibank NA	9-30-2022	672,870	0
				$4,817,649	$(271,960)
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
10-Year U.S. Treasury Notes	171	12-20-2022	$ 20,112,931	$ 19,990,969	$ 0	$ (121,962)
U.S. Long Term Bonds	70	12-20-2022	9,576,998	9,509,063	0	(67,935)
U.S. Ultra Treasury Bonds	146	12-20-2022	21,827,288	21,827,000	0	(288)
2-Year U.S. Treasury Notes	255	12-30-2022	53,201,775	53,123,672	0	(78,103)
5-Year U.S. Treasury Notes	583	12-30-2022	64,902,786	64,608,243	0	(294,543)
Short
Euro-BOBL Futures	(182)	9-8-2022	(22,904,432)	(22,511,451)	392,981	0
Euro-Bund Futures	(90)	9-8-2022	(13,756,639)	(13,383,226)	373,413	0
Euro-Schatz Futures	(67)	9-8-2022	(7,364,308)	(7,312,894)	51,414	0
					$817,808	$(562,831)
The accompanying notes are an integral part of these financial statements.

32  |  Allspring Core Plus Bond Fund

Portfolio of investments—August 31, 2022

Centrally cleared credit default swap contracts
Reference index	Fixed rate received	Payment frequency	Maturity date	Notional amount		Value	Premiums paid (received)	Unrealized gains	Unrealized losses
Sell Protection
Markit iTraxx Europe Crossover	5.00%	Quarterly	6-20-2026	EUR	4,000,000	$(48,832)	$439,035	$0	$(487,867)
The accompanying notes are an integral part of these financial statements.

Allspring Core Plus Bond Fund  |  33

Statement of assets and liabilities—August 31, 2022

Assets
Investments in unaffiliated securities (including $57,024,760 of securities loaned), at value (cost $2,923,664,560)	$ 2,708,904,612
Investments in affiliated securities, at value (cost $182,385,712)	182,385,712
Cash	17,168,127
Cash due from broker	1,975,685
Cash at broker segregated for futures contracts	4,975,000
Segregated cash for swap contracts	334,668
Receivable for investments sold	282,047,989
Receivable for interest	16,550,119
Receivable for Fund shares sold	9,613,189
Unrealized gains on forward foreign currency contracts	4,817,649
Receivable for securities lending income, net	18,738
Principal paydown receivable	1,218
Prepaid expenses and other assets	180,656
Total assets	3,228,973,362
Liabilities
Payable for when-issued transactions	449,457,530
Payable for investments purchased	181,318,367
Payable upon receipt of securities loaned	58,279,333
Cash collateral due to broker for forward foreign currency contracts	4,910,000
Payable for Fund shares redeemed	2,461,015
Management fee payable	520,598
Unrealized losses on forward foreign currency contracts	271,960
Administration fees payable	186,803
Payable for daily variation margin on open futures contracts	79,770
Distribution fee payable	21,445
Payable for daily variation margin on centrally cleared swap contracts	13,994
Accrued expenses and other liabilities	96,270
Total liabilities	697,617,085
Total net assets	$2,531,356,277
Net assets consist of
Paid-in capital	$ 2,849,708,623
Total distributable loss	(318,352,346)
Total net assets	$2,531,356,277
Computation of net asset value and offering price per share
Net assets – Class A	$ 250,553,282
Shares outstanding – Class A1	21,662,152
Net asset value per share – Class A	$11.57
Maximum offering price per share – Class A2	$12.12
Net assets – Class C	$ 32,888,885
Shares outstanding – Class C1	2,845,934
Net asset value per share – Class C	$11.56
Net assets – Class R6	$ 141,833,422
Shares outstanding – Class R6[1]	12,244,076
Net asset value per share – Class R6	$11.58
Net assets – Administrator Class	$ 140,779,114
Shares outstanding – Administrator Class[1]	12,195,405
Net asset value per share – Administrator Class	$11.54
Net assets – Institutional Class	$ 1,965,301,574
Shares outstanding – Institutional Class[1]	169,717,733
Net asset value per share – Institutional Class	$11.58
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

34  |  Allspring Core Plus Bond Fund

Statement of operations—year ended August 31, 2022

Investment income
Interest (net of foreign withholding taxes of $14,902)	$ 66,991,829
Income from affiliated securities	798,958
Dividends	64,235
Total investment income	67,855,022
Expenses
Management fee	10,204,613
Administration fees
Class A	437,956
Class C	59,806
Class R6	36,286
Administrator Class	168,931
Institutional Class	1,485,135
Shareholder servicing fees
Class A	683,964
Class C	93,447
Administrator Class	422,327
Distribution fee
Class C	280,340
Custody and accounting fees	128,308
Professional fees	90,806
Registration fees	171,495
Shareholder report expenses	114,282
Trustees’ fees and expenses	20,393
Other fees and expenses	38,356
Total expenses	14,436,445
Less: Fee waivers and/or expense reimbursements
Fund-level	(3,728,924)
Class A	(25,788)
Class C	(3)
Administrator Class	(49,991)
Net expenses	10,631,739
Net investment income	57,223,283
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(119,015,881)
Forward foreign currency contracts	10,488,189
Futures contracts	(2,716,829)
Swap contracts	(284,669)
Net realized losses on investments	(111,529,190)
Net change in unrealized gains (losses) on
Unaffiliated securities	(269,296,871)
Forward foreign currency contracts	4,005,834
Futures contracts	1,726,604
Swap contracts	(33,006)
Net change in unrealized gains (losses) on investments	(263,597,439)
Net realized and unrealized gains (losses) on investments	(375,126,629)
Net decrease in net assets resulting from operations	$(317,903,346)
The accompanying notes are an integral part of these financial statements.

Allspring Core Plus Bond Fund  |  35

Statement of changes in net assets

	Year ended August 31, 2022		Year ended August 31, 2021
Operations
Net investment income		$ 57,223,283		$ 39,804,791
Net realized gains (losses) on investments		(111,529,190)		13,100,292
Net change in unrealized gains (losses) on investments		(263,597,439)		8,104,511
Net increase (decrease) in net assets resulting from operations		(317,903,346)		61,009,594
Distributions to shareholders from
Net investment income and net realized gains
Class A		(7,044,171)		(12,927,846)
Class C		(680,832)		(1,312,280)
Class R6		(3,489,902)		(4,070,527)
Administrator Class		(4,436,318)		(5,658,851)
Institutional Class		(53,511,044)		(62,947,979)
Total distributions to shareholders		(69,162,267)		(86,917,483)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	4,397,137	54,439,448	7,271,226	98,269,502
Class C	958,213	12,136,398	1,527,005	20,676,856
Class R6	7,732,999	97,935,749	3,510,925	47,375,550
Administrator Class	6,536,979	83,956,872	16,952,734	227,567,012
Institutional Class	130,624,519	1,626,306,890	98,898,472	1,339,236,932
		1,874,775,357		1,733,125,852
Reinvestment of distributions
Class A	503,593	6,387,680	887,127	11,996,059
Class C	47,708	607,468	90,527	1,223,603
Class R6	267,538	3,364,456	249,035	3,372,019
Administrator Class	349,602	4,432,909	419,260	5,652,053
Institutional Class	3,954,554	49,922,919	4,273,565	57,812,022
		64,715,432		80,055,756
Payment for shares redeemed
Class A	(6,041,415)	(76,500,372)	(4,548,362)	(61,469,054)
Class C	(1,093,929)	(13,588,305)	(742,549)	(10,014,815)
Class R6	(2,333,786)	(29,040,415)	(3,218,395)	(43,643,562)
Administrator Class	(15,318,377)	(199,468,087)	(2,570,782)	(34,666,373)
Institutional Class	(95,979,266)	(1,192,329,620)	(32,694,760)	(439,851,508)
		(1,510,926,799)		(589,645,312)
Net increase in net assets resulting from capital share transactions		428,563,990		1,223,536,296
Total increase in net assets		41,498,377		1,197,628,407
Net assets
Beginning of period		2,489,857,900		1,292,229,493
End of period		$ 2,531,356,277		$2,489,857,900
The accompanying notes are an integral part of these financial statements.

36  |  Allspring Core Plus Bond Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$13.52	$13.77	$13.09	$12.27	$12.71
Net investment income	0.26	0.24	0.34	0.37	0.34
Net realized and unrealized gains (losses) on investments	(1.88)	0.16	0.77	0.80	(0.45)
Total from investment operations	(1.62)	0.40	1.11	1.17	(0.11)
Distributions to shareholders from
Net investment income	(0.22)	(0.27)	(0.36)	(0.35)	(0.33)
Net realized gains	(0.11)	(0.38)	(0.07)	0.00	0.00
Total distributions to shareholders	(0.33)	(0.65)	(0.43)	(0.35)	(0.33)
Net asset value, end of period	$11.57	$13.52	$13.77	$13.09	$12.27
Total return[1]	(12.21)%	3.00%	8.72%	9.74%	(0.84)%
Ratios to average net assets (annualized)
Gross expenses	0.85%	0.85%	0.88%	0.91%	0.92%
Net expenses	0.69%	0.72%	0.72%	0.73%	0.73%
Net investment income	2.03%	1.90%	2.60%	2.99%	2.63%
Supplemental data
Portfolio turnover rate	288%	194%	130%	89%	148%
Net assets, end of period (000s omitted)	$250,553	$308,270	$264,366	$245,879	$229,688

[1]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Allspring Core Plus Bond Fund  |  37

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$13.51	$13.77	$13.09	$12.26	$12.71
Net investment income	0.16	0.14	0.23	0.28	0.23
Net realized and unrealized gains (losses) on investments	(1.88)	0.15	0.78	0.81	(0.44)
Total from investment operations	(1.72)	0.29	1.01	1.09	(0.21)
Distributions to shareholders from
Net investment income	(0.12)	(0.17)	(0.26)	(0.26)	(0.24)
Net realized gains	(0.11)	(0.38)	(0.07)	0.00	0.00
Total distributions to shareholders	(0.23)	(0.55)	(0.33)	(0.26)	(0.24)
Net asset value, end of period	$11.56	$13.51	$13.77	$13.09	$12.26
Total return[1]	(12.89)%	2.16%	7.85%	8.91%	(1.66)%
Ratios to average net assets (annualized)
Gross expenses	1.60%	1.60%	1.63%	1.66%	1.67%
Net expenses	1.45%	1.48%	1.48%	1.48%	1.48%
Net investment income	1.28%	1.13%	1.85%	2.25%	1.89%
Supplemental data
Portfolio turnover rate	288%	194%	130%	89%	148%
Net assets, end of period (000s omitted)	$32,889	$39,628	$28,342	$18,195	$20,550

[1]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

38  |  Allspring Core Plus Bond Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Class R6	2022	2021	2020	2019	2018
Net asset value, beginning of period	$13.54	$13.79	$13.11	$12.28	$12.73
Net investment income	0.30	0.30	0.39 [1]	0.41	0.39
Net realized and unrealized gains (losses) on investments	(1.89)	0.15	0.77	0.82	(0.46)
Total from investment operations	(1.59)	0.45	1.16	1.23	(0.07)
Distributions to shareholders from
Net investment income	(0.26)	(0.32)	(0.41)	(0.40)	(0.38)
Net realized gains	(0.11)	(0.38)	(0.07)	0.00	0.00
Total distributions to shareholders	(0.37)	(0.70)	(0.48)	(0.40)	(0.38)
Net asset value, end of period	$11.58	$13.54	$13.79	$13.11	$12.28
Total return	(11.95)%	3.37%	9.10%	10.14%	(0.55)%
Ratios to average net assets (annualized)
Gross expenses	0.47%	0.47%	0.50%	0.53%	0.54%
Net expenses	0.31%	0.35%	0.35%	0.35%	0.35%
Net investment income	2.50%	2.28%	2.98%	3.36%	3.05%
Supplemental data
Portfolio turnover rate	288%	194%	130%	89%	148%
Net assets, end of period (000s omitted)	$141,833	$89,048	$83,260	$62,522	$45,159

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

Allspring Core Plus Bond Fund  |  39

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$13.49	$13.75	$13.07	$12.25	$12.69
Net investment income	0.26	0.26	0.35	0.38	0.35
Net realized and unrealized gains (losses) on investments	(1.87)	0.14	0.77	0.81	(0.44)
Total from investment operations	(1.61)	0.40	1.12	1.19	(0.09)
Distributions to shareholders from
Net investment income	(0.23)	(0.28)	(0.37)	(0.37)	(0.35)
Net realized gains	(0.11)	(0.38)	(0.07)	0.00	0.00
Total distributions to shareholders	(0.34)	(0.66)	(0.44)	(0.37)	(0.35)
Net asset value, end of period	$11.54	$13.49	$13.75	$13.07	$12.25
Total return	(12.18)%	3.04%	8.85%	9.88%	(0.74)%
Ratios to average net assets (annualized)
Gross expenses	0.79%	0.79%	0.82%	0.85%	0.86%
Net expenses	0.61%	0.62%	0.62%	0.62%	0.62%
Net investment income	2.09%	1.95%	2.71%	3.07%	2.74%
Supplemental data
Portfolio turnover rate	288%	194%	130%	89%	148%
Net assets, end of period (000s omitted)	$140,779	$278,294	$80,099	$57,316	$32,241
The accompanying notes are an integral part of these financial statements.

40  |  Allspring Core Plus Bond Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$13.53	$13.79	$13.11	$12.28	$12.72
Net investment income	0.29	0.29	0.38	0.39	0.37 [1]
Net realized and unrealized gains (losses) on investments	(1.87)	0.14	0.77	0.83	(0.44)
Total from investment operations	(1.58)	0.43	1.15	1.22	(0.07)
Distributions to shareholders from
Net investment income	(0.26)	(0.31)	(0.40)	(0.39)	(0.37)
Net realized gains	(0.11)	(0.38)	(0.07)	0.00	0.00
Total distributions to shareholders	(0.37)	(0.69)	(0.47)	(0.39)	(0.37)
Net asset value, end of period	$11.58	$13.53	$13.79	$13.11	$12.28
Total return	(11.92)%	3.24%	9.05%	10.17%	(0.52)%
Ratios to average net assets (annualized)
Gross expenses	0.52%	0.52%	0.55%	0.58%	0.59%
Net expenses	0.37%	0.40%	0.40%	0.40%	0.40%
Net investment income	2.40%	2.19%	2.92%	3.29%	3.00%
Supplemental data
Portfolio turnover rate	288%	194%	130%	89%	148%
Net assets, end of period (000s omitted)	$1,965,302	$1,774,619	$836,162	$524,743	$264,292

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

Allspring Core Plus Bond Fund  |  41

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Core Plus Bond Fund (the "Fund") which is a diversified series of the Trust.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management").
Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee.
Swap contracts are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee. Purchases and sales of securities, and

42  |  Allspring Core Plus Bond Fund

Notes to financial statements
income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Loans
The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.
Forward foreign currency contracts
A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund's maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Fund may buy and sell futures contracts in order to

Allspring Core Plus Bond Fund  |  43

Notes to financial statements
gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Swap contracts
Swap contracts are agreements between the Fund and a counterparty to exchange a series of cash flows over a specified period. Swap agreements are privately negotiated contracts between the Fund that are entered into as bilateral contracts in the over-the-counter market or centrally cleared (“centrally cleared swaps”) with a central clearinghouse.
The Fund entered into centrally cleared swaps. In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. Upon entering into a centrally cleared swap, the Fund is required to deposit an initial margin with the broker in the form of cash or securities. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is shown as cash segregated for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). The variation margin is recorded as an unrealized gain (or loss) and shown as daily variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are recorded as realized gains (losses) in the Statement of Operations when the contract is closed.
Credit default swaps
The Fund may enter into credit default swaps for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index or a basket of single-name issuers or traded indexes. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the protection seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring).
The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. If the Fund is the buyer of protection and a credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. If the Fund is the seller of protection and a credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.
As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates.
By entering into credit default swap contracts, the Fund is exposed to credit risk. In addition, certain credit default swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements.
Mortgage dollar roll transactions
The Fund may engage in mortgage dollar roll transactions through TBA mortgage-backed securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage

44  |  Allspring Core Plus Bond Fund

Notes to financial statements
Corporation (FHLMC). In a mortgage dollar roll transaction, the Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund accounts for TBA dollar roll transactions as purchases and sales which, as a result, may increase its portfolio turnover rate.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Interest income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Paydown gains and losses are included in interest income.
Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income monthly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of August 31, 2022, the aggregate cost of all investments for federal income tax purposes was $3,104,958,378 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 2,227,396
Gross unrealized losses	(211,582,679)
Net unrealized losses	$(209,355,283)
As of August 31, 2022, the Fund had current year deferred post-October capital losses consisting of $105,532,047 in short-term capital losses and $10,938,987 in long-term capital losses which will be recognized in the first day of the following fiscal year.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

Allspring Core Plus Bond Fund  |  45

Notes to financial statements
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Agency securities	$ 0	$ 513,483,864	$ 0	$ 513,483,864
Asset-backed securities	0	172,848,058	0	172,848,058
Corporate bonds and notes	0	479,572,765	0	479,572,765
Foreign corporate bonds and notes	0	48,084,391	0	48,084,391
Foreign government bonds	0	69,868,489	0	69,868,489
Loans	0	18,207,279	938,582	19,145,861
Municipal obligations	0	7,836,667	0	7,836,667
Non-agency mortgage-backed securities	0	348,382,816	0	348,382,816
U.S. Treasury securities	679,363,605	0	0	679,363,605
Yankee corporate bonds and notes	0	316,712,671	0	316,712,671
Yankee government bonds	0	37,618,772	0	37,618,772
Short-term investments
Investment companies	182,385,712	0	0	182,385,712
U.S. Treasury Securities	15,986,653	0	0	15,986,653
	877,735,970	2,012,615,772	938,582	2,891,290,324
Forward foreign currency contracts	0	4,817,649	0	4,817,649
Futures contracts	817,808	0	0	817,808
Total assets	$878,553,778	$2,017,433,421	$938,582	$2,896,925,781
Liabilities
Forward foreign currency contracts	$ 0	$ 271,960	$ 0	$ 271,960
Futures contracts	562,831	0	0	562,831
Swap contracts	0	487,867	0	487,867
Total liabilities	$ 562,831	$ 759,827	$ 0	$ 1,322,658
Futures contracts, forward foreign currency contracts and swap contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the tables following the Portfolio of Investments. For futures contracts and centrally cleared swap contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended August 31, 2022, the Fund did not have any transfers into/out of Level 3.

46  |  Allspring Core Plus Bond Fund

Notes to financial statements
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.450%
Next $500 million	0.425
Next $2 billion	0.400
Next $2 billion	0.375
Next $5 billion	0.340
Over $10 billion	0.320
For the year ended August 31, 2022, the management fee was equivalent to an annual rate of 0.42% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.16%
Class C	0.16
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through December 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the

Allspring Core Plus Bond Fund  |  47

Notes to financial statements
caps may be terminated only with the approval of the Board of Trustees. As of August 31, 2022, the contractual expense caps are as follows:
Expense ratio caps
Class A	0.68%
Class C	1.43
Class R6	0.30
Administrator Class	0.60
Institutional Class	0.35
Prior to January 1, 2022, the Fund's expenses were contractually capped at 0.73% for Class A, 1.48% for Class C, 0.35% for Class R6, 0.62% for Administrator Class, and 0.40% for Institutional Class.
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended August 31, 2022, Allspring Funds Distributor received $8,455 from the sale of Class A shares and $549 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended August 31, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2022 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$6,603,429,466	$1,691,115,909	$6,489,100,546	$946,488,850
As of August 31, 2022, the Fund had unfunded loan commitments of $6.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds

48  |  Allspring Core Plus Bond Fund

Notes to financial statements
Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of August 31, 2022, the Fund had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Barclays Capital Incorporated	$ 4,410,163	$ (4,410,163)	$0
Citigroup Global Markets Incorporated	494,971	(494,971)	0
Credit Suisse Securities (USA) LLC	1,830,962	(1,830,962)	0
Jefferies LLC	24,560	(24,560)	0
Morgan Stanley & Company LLC	521,414	(521,414)	0
Nomura Securities International Incorporated	49,742,690	(49,742,690)	0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. DERIVATIVE TRANSACTIONS
During the year ended August 31, 2022, the Fund entered into futures contracts to speculate on interest rates and to help manage the duration of the portfolio. The Fund also entered into forward foreign currency contracts for economic hedging purposes and entered into swap contracts to hedge risks and/or enhance total returns.
The volume of the Fund's derivative activity during the year ended August 31, 2022 was as follows:
Futures contracts
Average notional balance on long futures	$252,901,875
Average notional balance on short futures	167,497,430
Forward foreign currency contracts
Average contract amounts to buy	$ 18,842,841
Average contract amounts to sell	103,310,118
Swap contracts
Average notional balance	$ 15,381,986
The Fund's swap transactions may contain provisions for early termination in the event the net assets of the Fund declines below specific levels identified by the counterparty. If these levels are triggered, the counterparty may terminate the transaction and seek payment or request full collateralization of the derivative transactions in net liability positions.
A summary of the location of derivative instruments on the financial statements by primary risk exposure is outlined in the following tables.

Allspring Core Plus Bond Fund  |  49

Notes to financial statements
The fair value of derivative instruments as of August 31, 2022 by primary risk type was as follows for the Fund:
	Asset derivatives		Liability derivatives
	Statement of Assets and Liabilities location	Fair value	Statement of Assets and Liabilities location	Fair value
Interest rate risk	Unrealized gains on futures contracts	$ 817,808*	Unrealized losses on futures contracts	$ 562,831*
Foreign currency risk	Unrealized gains on forward foreign currency contracts	4,817,649	Unrealized losses on forward foreign currency contracts	271,960
Credit risk	Net unrealized gains on swap contracts	0*	Net unrealized losses on swap contracts	487,867*
		$5,635,457		$1,322,658
* Amount represents the cumulative unrealized gains (losses) as reported in the table following the Portfolio of Investments. For futures contracts and centrally cleared swap contracts, only the current day's variation margin as of August 31, 2022 is reported separately on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended August 31, 2022 was as follows:
	Net realized gains (losses) on derivatives
	Forward foreign currency contracts	Futures contracts	Swap contracts	Total
Interest rate risk	$ 0	$ (2,716,829)	$ 0	$ (2,716,829)
Foreign currency risk	10,488,189	0	0	10,488,189
Credit risk	0	0	(284,669)	(284,669)
	$10,488,189	$(2,716,829)	$(284,669)	$ 7,486,691

	Net change in unrealized gains (losses) on derivatives
	Forward foreign currency contracts	Futures contracts	Swap contracts	Total
Interest rate risk	$ 0	$ 1,726,604	$ 0	$ 1,726,604
Foreign currency risk	4,005,834	0	0	4,005,834
Credit risk	0	0	(33,006)	(33,006)
	$4,005,834	$1,726,604	$(33,006)	$5,699,432
For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, for OTC derivatives is as follows:

50  |  Allspring Core Plus Bond Fund

Notes to financial statements
Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Citibank NA	$4,817,649	$(271,960)	$4,545,689	$0

Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities
Citibank NA	$271,960	$(271,960)	$0	$0
8. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee equal based on the unused balance is allocated to each participating fund.
For the year ended August 31, 2022, there were no borrowings by the Fund under the agreement.
9. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended August 31, 2022 and August 31, 2021 were as follows:
	Year ended August 31
	2022	2021
Ordinary income	$62,108,762	$69,843,148
Long-term capital gain	7,053,505	17,074,335
As of August 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Unrealized losses	Post-October capital losses deferred
$7,945,882	$(209,814,054)	$(116,471,034)
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
11. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

Allspring Core Plus Bond Fund  |  51

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Core Plus Bond Fund (formerly, Wells Fargo Core Plus Bond Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of August 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian, transfer agent, agent banks and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
October 27, 2022

52  |  Allspring Core Plus Bond Fund

Other information (unaudited)
TAX INFORMATION
Pursuant to Section 852 of the Internal Revenue Code, $7,053,505 was designated as a 20% rate gain distribution for the fiscal year ended August 31, 2022.
For the fiscal year ended August 31, 2022, $33,699,701 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended August 31, 2022, $12,480,965 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended August 31, 2022, 11% of the ordinary income distributed was derived from interest on U.S. government securities.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Core Plus Bond Fund  |  53

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 124 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

54  |  Allspring Core Plus Bond Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner, Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner, Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination Medical Center Corporation. Board member of the Minnesota Wild Foundation.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Core Plus Bond Fund  |  55

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

56  |  Allspring Core Plus Bond Fund

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund's liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 24-25, 2022, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage the Fund’s liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Allspring Core Plus Bond Fund  |  57

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0922-00063 10-22
A219/AR219 08-22

Annual Report
August 31, 2022
Allspring
Government Securities Fund

The views expressed and any forward-looking statements are as of August 31, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Government Securities Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Government Securities Fund for the 12-month period that ended August 31, 2022. Globally, stocks and bonds experienced heightened volatility through the period. Non-U.S. securities fared the worst as the global economy faced multiple challenges. Bonds had historically poor performance during a difficult period, with major fixed income indexes all falling substantially for the 12-month period. The performance of non-U.S. investments was worsened by the strong U.S. dollar.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were wiped away by the highest rate of inflation in four decades, the impact of aggressive central bank rate hikes, more highly contagious COVID-19 variants, and the Russia-Ukraine war. The already-significant global supply-chain disruptions were compounded by China’s COVID-19 lockdowns.
For the 12-month period, both stocks and bonds registered significant losses, with U.S. large-cap stocks faring better overall than non-U.S. developed market equities and emerging market stocks. Fixed income securities were also deeply in the red, in a period of high inflation and sharply rising interest rates. For the period, U.S. stocks, based on the S&P 500 Index,1 lost 11.23%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -19.52%, while the MSCI EM Index (Net) (USD)3 had weaker performance with a decline of  21.80%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -11.52%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 tumbled 22.05%, the Bloomberg Municipal Bond Index6 declined 8.63%, and the ICE BofA U.S. High Yield Index7 fell 10.41%.
Rising inflation, COVID, and the Russian invasion of Ukraine drove market performance.
Global financial assets, except for commodities, began the period with a broad retreat in September 2021, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply-chain disruptions along with rising energy and food prices. Meanwhile, the Federal Reserve (Fed) indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional debt ceiling showdown, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
Elevated inflation pressures and the global supply bottleneck continued in October, but strong earnings provided a bright spot in the U.S., the eurozone, and many Asian countries. Government bond yields rose globally as central banks prepared to tighten monetary policy. Commodity prices continued to rise, driven by sharply higher energy costs.
“ Global financial assets, except for commodities, began the period with a broad retreat in September 2021, as concerns over inflation and the interest rate outlook depressed investor confidence.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Government Securities Fund

Letter to shareholders (unaudited)
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury inflation-protected securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the U.S. Consumer Price Index (CPI),1 a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were adversely affected by the increased likelihood of multiple rate hikes in 2022.
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with ongoing high levels of volatility in March along with mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and signs of economic resilience accompanying higher prices.
In April, market volatility continued, with deepening losses across major capital markets, as both the S&P 500 and MSCI ACWI (Net)2 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak, creating a global ripple effect that compounded existing supply shortages. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
Market volatility continued in May, although markets recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation and geopolitical tensions that exacerbated high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with broad expectations of multiple rate hikes to come. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. The U.S. recorded a 3.6% unemployment rate, although labor market participation remained low. U.S. retail sales for April, released in May, indicated a fourth consecutive monthly increase, reflecting continued consumer resilience.
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
[2]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

Allspring Government Securities Fund  |  3

Letter to shareholders (unaudited)
A historically bad year in financial markets continued in June with stocks posting further losses enroute to their worst first half of a year in 50 years. Bonds didn't fare much better. Driving the losses were the same factors that have been at play: rising global inflation and fears of recession as central banks increase rates to try to curb inflation, which climbed above 9% in June in the U.S. The Fed raised its short-term rate by another 0.75% in June. Meanwhile, U.S. economic data showed resilience as the U.S. unemployment rate held steady at 3.6% and the housing market was only marginally affected, so far, by sharply higher mortgage rates.
Markets rebounded in July, led by U.S. stocks. While evidence began to point to an economic slowdown, and possibly a recession after two consecutive quarters of economic contraction, the U.S. labor market remained surprisingly robust: July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices, major contributors to recent overall inflation, fell substantially from earlier highs. And while U.S. housing market data indicated a continued rise in home prices, home sales fell as houses became less affordable with mortgage rates at a 13-year high. The Fed raised the federal funds rate another 0.75% in July—to a range of 2.25% to 2.50%—and forecasts pointed to continued rate increases..
August was yet another broadly challenging month for financial markets, with more red ink flowing. Inflation persisted at historically high levels, cresting 9% in the eurozone and remaining above 8% in the U.S. despite the Fed’s aggressive monetary policy and a major drop in global crude oil and gasoline prices from their earlier peaks. The hint of a silver lining—and a questionable one—was the continued resilience of the U.S. jobs market. However, the dark smudge on that silver lining was the increased likelihood of further Fed rate hikes: The Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act. Its primary stated goals include: to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

4  |  Allspring Government Securities Fund

This page is intentionally left blank.

Performance highlights (unaudited)
Investment objective	The Fund seeks current income.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Christopher Y. Kauffman, CFA®‡, Michal Stanczyk
Average annual total returns (%) as of August 31, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (SGVDX)	8-31-1999	-14.95	-0.96	0.12	-10.95	-0.05	0.59	0.90	0.86
Class C (WGSCX)	12-26-2002	-12.71	-0.82	-0.01	-11.71	-0.82	-0.01	1.65	1.61
Administrator Class (WGSDX)	4-8-2005	–	–	–	-10.78	0.14	0.79	0.84	0.65
Institutional Class (SGVIX)	8-31-1999	–	–	–	-10.63	0.31	0.96	0.57	0.49
Bloomberg U.S. Aggregate ex Credit Index[3]	–	–	–	–	-10.28	0.27	0.98	–	–
Bloomberg U.S. Government Intermediate Bond Index[4]	–	–	–	–	-7.53	0.55	0.83	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.
[2]	The manager has contractually committed through December 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.85% for Class A, 1.60% for Class C, 0.64% for Administrator Class, and 0.48% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	The Bloomberg U.S. Aggregate ex Credit Index is composed of the Bloomberg U.S. Government Index and the Bloomberg U.S. Mortgage-Backed Securities Index and includes Treasury issues, agency issues, and mortgage-backed securities. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Government Intermediate Bond Index is an unmanaged index composed of U.S. government securities with maturities in the 1- to 10-year range, including securities issued by the U.S. Treasury and U.S. government agencies. You cannot invest directly in an index.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to mortgage- and asset-backed securities risk. The U.S. government guarantee applies to certain underlying securities and not to shares of the Fund. Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Government Securities Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of August 31, 20221
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg U.S. Aggregate ex Credit Index and Bloomberg U.S. Government Intermediate Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

Allspring Government Securities Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed its benchmark, the Bloomberg U.S. Aggregate ex Credit Index, for the 12-month period that ended August 31, 2022.
■	The Fund’s out-of-benchmark allocation to agency and private-label collateralized mortgage obligations (CMOs) and overweight to commercial mortgage-backed securities (CMBS) detracted from performance given significant spread widening during the first half of 2022. Security selection within CMBS contributed given the Fund’s overweight to agency CMBS and shorter-duration conduit CMBS.
■	The Fund’s overweight to agency debentures contributed to performance. However, security selection detracted due to overweights in the long end of the curve.
■	A modest underweight to agency mortgage-backed securities (MBS) contributed to performance, while positioning detracted due to overweights in lower coupons.
■	The Fund’s duration and yield-curve positioning contributed to performance.
A year of mounting pressures.
The U.S. economy slowed significantly over the past 12 months and entered a technical recession as real growth contracted at a -1.6% and -0.9% rate in the first and second quarters of 2022, respectively. While the headline numbers are concerning, nominal growth was robust as consumers and businesses remained healthy primarily due to the tailwinds brought about by the historic amount of fiscal and monetary stimulus in response to the pandemic. Unemployment circled back to its pre-COVID-19-cycle low of 3.5% and the labor market recovered all of the lost jobs from the pandemic. With the U.S. labor force participation rate sitting below pre-COVID-19 levels, the labor market was uncomfortably tight, which put significant upward pressure on wages.
The pandemic gradually shifted into the endemic phase, but consumer sentiment plummeted as elevated geopolitical tensions, persistently high inflation, and the possibility of a recession weighed heavily on the hearts and minds of consumers. Consumption was strong despite record-low sentiment supported by still-large excess savings. However, the consumption outlook is becoming increasingly negative as the savings rate and real disposable income have consistently dropped while revolving credit use has steadily increased.
Price pressures rapidly accelerated and broadened, which prompted the Federal Reserve (Fed) to embark on a historically brisk pace of monetary tightening. The Fed increased the federal funds rate a total of 225 basis points (bps; 100 bps equals 1.00%) and began balance sheet reduction with additional monetary tightening set to come in the remainder of the year. Interest-rate-sensitive sectors, such as housing and manufacturing, have rapidly deteriorated as a result, but this in turn has alleviated supply chain pressures by reducing aggregate demand. Looking ahead, inflation, especially in goods, is expected to ease, but persistent services inflation amid a tight labor market and resiliently strong consumer demand risks keeping inflation higher for longer.
Ten largest holdings (%) as of August 31, 2022[1]
U.S. Treasury Note, 2.75%, 4-30-2027	4.38
FNMA, 2.00%, 2-1-2052	3.18
State of Israel, 5.50%, 12-4-2023	3.00
FNMA, 2.00%, 2-1-2052	2.53
Resolution Funding Corporation STRIPS, 0.00%, 1-15-2030	2.32
FNMA, 2.00%, 2-1-2052	2.23
STRIPS, 0.00%, 5-15-2039	2.17
FNMA, 4.50%, 9-14-2052	2.14
GNMA, 2.50%, 4-20-2052	2.00
U.S. Treasury Bond, 2.25%, 5-15-2041	1.97
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
The Fund modestly reduced its overweight allocation to securitized sectors.
The Fund’s securitized allocation decreased 3% over the period, with agency MBS, agency CMBS, CMO, and asset-backed security allocations declining by 0.4% to 1.10% and the Fund’s allocation to non-agency CMBS increasing 0.40%.
Within the MBS sector, the Fund began and ended the period neutral versus the benchmark on a duration basis. However, since the first quarter of 2022, the Fund remained underweight and covered in August of this year as MBS valuations cheapened. Over the period, we continued to shift the Fund’s coupon exposure to higher coupons and ended the period with underweights in 30-year Uniform Mortgage-Backed Securities 1.5–2.5 coupons and overweights in 4.5

8  |  Allspring Government Securities Fund

Performance highlights (unaudited)
coupons and higher. We also covered the Fund’s underweight to Government National Mortgage Association bonds given more attractive valuations and better technicals and reduced the Fund’s exposure to to-be-announced bonds from 20% to 9%. The Fund remains overweight government-guaranteed or government-sponsored agency bonds rather than Treasuries, picking up additional yield and benefiting from positive spread performance. The Fund’s strategic short duration position for most of the period as well as tactical interest rate exposure adjustments contributed to performance. The Fund’s yield curve positioning also contributed to performance.
Portfolio composition as of August 31, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. Allocations are subject to change and may have changed since the date specified.
Outlook
U.S. markets have begrudgingly accepted the reality that the Fed likely has more work to do in order to tame inflation and that rates will stay in restrictive territory for longer. We see this acceptance as healthy, if overdue, and we feel that markets have now priced in a more realistic set of assumptions. This allows us to become more comfortable looking for opportunities to add to duration from the neutral posture we have held for much of 2022. We do not expect an immediate recession in the U.S in 2022, but we believe that growth trends and credit conditions will continue to weaken, pressuring spreads wider as inflation and the Fed’s efforts to combat it remain a substantial challenge for the economy. We will remain vigilant in our focus on risk exposure, and we continue to believe that while prudence is always warranted, that is especially true at this point in the cycle.

Allspring Government Securities Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2022 to August 31, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 3-1-2022	Ending account value 8-31-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 923.87	$4.07	0.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.97	$4.28	0.84%
Class C
Actual	$1,000.00	$ 919.41	$7.74	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.14	$8.13	1.60%
Administrator Class
Actual	$1,000.00	$ 923.88	$3.10	0.64%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.98	$3.26	0.64%
Institutional Class
Actual	$1,000.00	$ 924.63	$2.33	0.48%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.79	$2.45	0.48%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half-year period).

10  |  Allspring Government Securities Fund

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Agency securities: 77.78%
FHLB	5.50%	7-15-2036	$1,150,000	$ 1,372,196
FHLB	5.63	3-14-2036	6,020,000	7,146,739
FHLMC ¤	0.00	9-15-2036	2,500,000	1,450,331
FHLMC ¤	0.00	11-15-2038	1,575,000	835,595
FHLMC (30 Day Average U.S. SOFR +0.26%) ±	1.81	7-1-2031	3,013,000	3,006,610
FHLMC (12 Month LIBOR +1.91%) ±	2.16	9-1-2031	2,354	2,340
FHLMC (12 Month LIBOR +1.91%) ±	2.16	9-1-2031	31,549	31,264
FHLMC	2.50	11-1-2051	10,150,611	9,112,606
FHLMC (12 Month LIBOR +1.68%) ±	2.64	7-1-2038	534,717	546,763
FHLMC (1 Year Treasury Constant Maturity +2.15%) ±	2.71	10-1-2026	50,602	49,998
FHLMC	3.00	6-1-2050	558,294	523,032
FHLMC	3.00	7-1-2050	1,459,795	1,367,597
FHLMC	3.00	8-1-2050	709,267	664,464
FHLMC	3.00	8-1-2050	3,056,933	2,849,017
FHLMC (3 Year Treasury Constant Maturity +2.28%) ±	3.05	5-1-2026	5,431	5,396
FHLMC (11th District COFI +1.25%) ±	3.30	7-1-2032	154,864	149,781
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	3.38	6-1-2032	4,968	4,936
FHLMC	3.50	8-1-2045	1,351,966	1,310,471
FHLMC	3.50	11-1-2045	2,367,834	2,297,147
FHLMC	3.50	12-1-2045	1,707,038	1,654,642
FHLMC	3.50	12-1-2045	646,570	626,756
FHLMC (1 Year Treasury Constant Maturity +2.40%) ±	3.53	7-1-2029	7,449	7,403
FHLMC	4.00	6-1-2044	1,277,692	1,276,055
FHLMC	4.00	5-1-2049	780,174	773,159
FHLMC	4.00	9-1-2049	280,283	276,844
FHLMC	4.50	3-1-2042	101,812	104,001
FHLMC	4.50	9-1-2044	1,440,839	1,471,839
FHLMC	4.50	9-1-2049	3,218,848	3,233,347
FHLMC	5.00	6-1-2026	157,455	161,219
FHLMC	5.00	8-1-2040	452,684	472,941
FHLMC	5.50	7-1-2035	1,400,840	1,477,819
FHLMC	5.50	12-1-2038	767,171	814,088
FHLMC	6.00	10-1-2032	12,615	13,602
FHLMC (1 Year Treasury Constant Maturity +2.13%) ±	6.38	1-1-2026	8,994	8,948
FHLMC	6.50	9-1-2028	6,883	7,172
FHLMC	6.50	7-1-2031	1	1
FHLMC	7.00	12-1-2023	321	324
FHLMC	7.00	12-1-2026	183	187
FHLMC	7.00	4-1-2029	687	724
FHLMC	7.00	5-1-2029	3,392	3,577
FHLMC	7.00	4-1-2032	41,817	44,995
FHLMC	7.50	11-1-2031	56,926	58,143
FHLMC	7.50	4-1-2032	104,831	110,954
FHLMC	8.00	8-1-2023	589	590
FHLMC	8.00	6-1-2024	779	793
FHLMC	8.00	6-1-2024	914	915
FHLMC	8.00	6-1-2024	1,652	1,654
FHLMC	8.00	8-1-2026	4,169	4,361
FHLMC	8.00	11-1-2026	4,519	4,721
FHLMC	8.00	11-1-2028	2,052	2,111
FHLMC	8.50	12-1-2025	2,441	2,513
FHLMC	8.50	5-1-2026	393	394
FHLMC	8.50	8-1-2026	2,550	2,552
The accompanying notes are an integral part of these financial statements.

Allspring Government Securities Fund  |  11

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FHLMC Multifamily Structured Pass-Through Certificates Series KIR2 Class A1	2.75%	3-25-2027	$3,647,994	$ 3,595,335
FHLMC Multifamily Structured Pass-Through Certificates Series KW02 Class A1	2.90	4-25-2026	5,085,428	4,999,054
FHLMC Multifamily Structured Pass-Through Certificates Series KW03 Class A1	2.62	12-25-2026	2,756,675	2,708,788
FHLMC Multifamily Structured Pass-Through Certificates Series K075 Class A2 ±±	3.65	2-25-2028	4,370,000	4,339,039
FHLMC Multifamily Structured Pass-Through Certificates Series KF80 Class AS (30 Day Average U.S. SOFR +0.51%) ±	2.06	6-25-2030	1,389,410	1,379,639
FHLMC Series 2015-SC01 Class 1A	3.50	5-25-2045	319,402	305,463
FHLMC Series 2733 Class FB (1 Month LIBOR +0.60%) ±	2.99	10-15-2033	218,606	218,534
FHLMC Series 3070 Class FT (1 Month LIBOR +0.35%) ±	2.74	11-15-2035	441,783	440,626
FHLMC Series 3614 Class QB	4.00	12-15-2024	339,100	339,280
FHLMC Series 3830 Class FD (1 Month LIBOR +0.36%) ±	2.75	3-15-2041	187,762	187,173
FHLMC Series 3906 Class EA	3.00	5-15-2026	75,639	75,297
FHLMC Series 4057 Class FN (1 Month LIBOR +0.35%) ±	2.74	12-15-2041	134,609	133,817
FHLMC Series 4068 Class FK (1 Month LIBOR +0.30%) ±	2.69	6-15-2040	72,304	72,277
FHLMC Series 4093 Class FB (1 Month LIBOR +0.35%) ±	2.74	7-15-2039	197,398	197,424
FHLMC Series 4159 Class AF (1 Month LIBOR +1.18%) ±	3.57	12-15-2036	172,894	176,003
FHLMC Series 4218 Class DF (1 Month LIBOR +0.25%) ±	2.64	7-15-2042	222,124	219,741
FHLMC Series 4409 Class MA	3.00	1-15-2054	25,792	25,334
FHLMC Series 4604 Class PA	3.00	1-15-2044	169,013	166,922
FHLMC Series 4620 Class AF (1 Month LIBOR +0.44%) ±	2.15	11-15-2042	1,799,887	1,794,156
FHLMC Series K039 Class A2	3.30	7-25-2024	325,000	321,788
FHLMC Series K153 Class A3 ±±	3.12	10-25-2031	160,000	150,815
FHLMC Series T-15 Class A6 (1 Month LIBOR +0.40%) ±	2.84	11-25-2028	51,773	51,671
FHLMC Series T-35 Class A (1 Month LIBOR +0.28%) ±	2.72	9-25-2031	367,752	365,514
FHLMC Series T-42 Class A6	9.50	2-25-2042	525,960	599,419
FHLMC Series T-55 Class 2A1 ±±	3.11	3-25-2043	250,122	239,414
FHLMC Series T-56 Class A4	6.00	5-25-2043	3,023,821	3,218,413
FHLMC Series T-57 Class 1A1	6.50	7-25-2043	693,412	744,646
FHLMC Series T-57 Class 2A1 ±±	3.58	7-25-2043	1,325,527	1,285,659
FHLMC Series T-62 Class 1A1 (12 Month Treasury Average +1.20%) ±	2.06	10-25-2044	523,130	545,129
FHLMC Series T-67 Class 1A1C ±±	3.22	3-25-2036	476,899	486,136
FHLMC Series T-67 Class 2A1C ±±	3.32	3-25-2036	801,934	835,527
FNMA ¤	0.00	8-6-2038	6,510,000	3,490,161
FNMA	1.38	7-1-2030	4,034,170	3,436,595
FNMA	1.65	6-1-2030	1,396,175	1,210,903
FNMA	1.65	7-1-2030	2,391,210	2,062,058
FNMA	1.66	7-1-2032	4,079,220	3,423,737
FNMA	1.97	5-1-2030	4,393,103	3,899,737
FNMA (12 Month LIBOR +1.73%) ±	1.98	9-1-2036	165,076	168,519
FNMA	2.00	2-1-2052	15,844,428	13,640,870
FNMA	2.00	2-1-2052	19,880,678	17,130,728
FNMA	2.00	2-1-2052	13,968,056	12,022,017
FNMA (11th District COFI +1.29%) ±	2.02	5-1-2036	393,174	380,090
FNMA	2.32	1-1-2026	6,104,268	5,825,223
FNMA (1 Year Treasury Constant Maturity +2.19%) ±	2.32	11-1-2031	69,231	68,553
FNMA (11th District COFI +1.25%) ±	2.35	9-1-2027	77,903	76,400
FNMA	2.35	2-1-2032	2,279,581	2,031,770
FNMA (12 Month LIBOR +1.62%) ±	2.39	8-1-2050	1,583,838	1,476,718
FNMA (12 Month LIBOR +1.61%) ±	2.48	5-1-2046	814,938	825,493
FNMA	2.50	9-1-2050	391,038	350,509
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Government Securities Fund

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FNMA %%	2.50%	9-14-2052	$6,020,000	$ 5,374,731
FNMA	2.51	9-1-2031	5,134,215	4,649,866
FNMA (1 Year Treasury Constant Maturity +2.40%) ±	2.52	7-1-2026	10,052	9,990
FNMA	2.60	12-1-2023	1,852,160	1,829,537
FNMA (1 Year Treasury Constant Maturity +2.20%) ±	2.63	12-1-2034	150,869	148,662
FNMA	2.65	2-1-2032	2,885,839	2,616,996
FNMA	2.65	2-1-2032	2,244,542	2,042,884
FNMA	2.75	9-1-2031	897,738	823,733
FNMA (1 Year Treasury Constant Maturity +2.24%) ±	2.85	12-1-2040	17,515	17,346
FNMA	2.86	7-1-2029	980,235	925,235
FNMA (11th District COFI +1.26%) ±	2.97	5-1-2036	173,038	172,781
FNMA	3.00	5-1-2027	337,724	331,894
FNMA	3.00	6-1-2034	2,475,462	2,404,044
FNMA	3.00	4-1-2045	32,651	30,891
FNMA	3.00	11-1-2045	2,876,036	2,720,273
FNMA	3.00	12-1-2045	6,859,516	6,487,764
FNMA	3.00	12-1-2046	252,565	239,231
FNMA	3.00	8-1-2050	3,394,494	3,157,494
FNMA	3.00	9-1-2050	3,378,962	3,159,037
FNMA (1 Year Treasury Constant Maturity +2.20%) ±	3.06	12-1-2040	59,064	60,590
FNMA (1 Year Treasury Constant Maturity +2.43%) ±	3.18	10-1-2027	36,263	36,072
FNMA (12 Month LIBOR +1.77%) ±	3.21	7-1-2044	81,733	84,378
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	3.34	6-1-2032	67,412	67,041
FNMA (1 Year Treasury Constant Maturity +2.20%) ±	3.40	9-1-2035	158,944	163,173
FNMA	3.48	3-1-2029	881,428	865,487
FNMA	3.50	4-1-2034	3,852,616	3,811,211
FNMA %%	3.50	9-19-2037	6,880,000	6,756,125
FNMA	3.50	2-1-2043	17,369	16,907
FNMA	3.50	2-1-2045	387,829	377,534
FNMA	3.50	4-1-2045	1,705,485	1,654,505
FNMA	3.50	8-1-2045	148,688	144,006
FNMA	3.50	12-1-2045	603,245	584,974
FNMA	3.50	2-1-2046	598,124	578,407
FNMA	3.63	3-1-2029	375,432	371,705
FNMA	3.77	3-1-2029	952,988	950,818
FNMA	3.86	3-1-2029	803,145	805,206
FNMA %%	4.00	9-19-2037	6,785,000	6,761,320
FNMA	4.00	4-1-2046	4,497,374	4,468,092
FNMA	4.00	3-1-2047	1,034,242	1,030,899
FNMA	4.00	9-1-2048	84,904	84,150
FNMA %%	4.00	9-14-2052	3,035,000	2,962,207
FNMA (12 Month LIBOR +1.78%) ±	4.03	8-1-2036	459,367	475,603
FNMA (1 Year Treasury Constant Maturity +2.23%) ±	4.07	9-1-2031	16,707	16,620
FNMA	4.38	7-1-2032	1,031,000	1,067,310
FNMA	4.50	1-1-2026	8,501	8,598
FNMA	4.50	10-1-2046	97,857	98,548
FNMA	4.50	9-1-2049	894,207	896,098
FNMA %%	4.50	9-14-2052	11,605,000	11,534,282
FNMA (6 Month LIBOR +3.13%) ±	4.99	7-1-2033	116,271	115,922
FNMA	5.00	4-1-2023	4,244	4,341
FNMA	5.00	6-1-2023	27,169	27,795
FNMA	5.00	3-1-2034	196,453	204,477
FNMA	5.00	8-1-2040	2,357,289	2,419,545
FNMA	5.00	10-1-2040	231,259	241,405
FNMA	5.00	1-1-2042	194,205	203,162
The accompanying notes are an integral part of these financial statements.

Allspring Government Securities Fund  |  13

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FNMA	5.00%	12-1-2048	$237,087	$ 240,656
FNMA %%	5.00	9-15-2052	2,685,000	2,709,544
FNMA	5.50	11-1-2023	5,813	5,828
FNMA	5.50	1-1-2025	1,506	1,506
FNMA	5.50	1-1-2025	6,577	6,575
FNMA	5.50	9-1-2033	947,724	1,001,372
FNMA	5.50	9-1-2033	298,424	313,291
FNMA	5.50	8-1-2035	314,041	332,921
FNMA	5.50	1-1-2037	246,752	261,586
FNMA	5.50	4-1-2040	645,732	684,545
FNMA	5.63	7-15-2037	1,225,000	1,481,369
FNMA	6.00	3-1-2024	10,675	11,032
FNMA	6.00	1-1-2028	331,488	342,635
FNMA	6.00	2-1-2035	544,946	557,927
FNMA	6.00	11-1-2037	206,671	222,675
FNMA	6.00	7-1-2038	68,250	73,534
FNMA	6.50	3-1-2028	6,849	6,901
FNMA	6.50	12-1-2029	81,110	84,444
FNMA	6.50	11-1-2031	17,190	17,897
FNMA	6.50	7-1-2036	169,233	179,907
FNMA	6.50	7-1-2036	81,840	85,911
FNMA	7.00	11-1-2026	1,596	1,623
FNMA	7.00	1-1-2032	1,197	1,212
FNMA	7.00	2-1-2032	32,702	34,729
FNMA	7.00	10-1-2032	109,314	116,711
FNMA	7.00	2-1-2034	1,487	1,563
FNMA	7.00	4-1-2034	53,635	56,758
FNMA	7.00	1-1-2036	5,598	5,773
FNMA	7.50	9-1-2031	38,506	40,819
FNMA	7.50	2-1-2032	16,489	17,435
FNMA	7.50	10-1-2037	359,811	393,919
FNMA	8.00	5-1-2027	16,564	16,611
FNMA	8.00	6-1-2028	612	615
FNMA	8.00	2-1-2030	18,705	18,808
FNMA	8.00	7-1-2031	390,419	409,228
FNMA	8.50	8-1-2024	1,099	1,099
FNMA	8.50	5-1-2026	23,385	23,644
FNMA	8.50	7-1-2026	7,677	7,680
FNMA	8.50	11-1-2026	1,552	1,560
FNMA	8.50	11-1-2026	15,488	15,492
FNMA	8.50	12-1-2026	45,803	47,675
FNMA	8.50	12-1-2026	6,628	6,861
FNMA	8.50	3-1-2027	427	435
FNMA	8.50	6-1-2027	24,245	24,378
FNMA	9.00	1-1-2025	4,994	5,029
FNMA	9.00	3-1-2025	884	884
FNMA	9.00	3-1-2025	114	114
FNMA	9.00	7-1-2028	1,379	1,383
FNMA	9.50	7-1-2028	2,201	2,201
FNMA	2.50	1-1-2052	10,169,280	9,091,672
FNMA	3.00	10-1-2051	1,892,984	1,759,327
FNMA	3.00	11-1-2051	2,879,335	2,672,829
FNMA	3.50	5-1-2052	6,002,399	5,724,630
FNMA 2006-50 Class BF (1 Month LIBOR +0.40%) ±	2.84	6-25-2036	504,786	503,463
FNMA 2010-136 Class FA (1 Month LIBOR +0.50%) ±	2.94	12-25-2040	591,750	592,996
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Government Securities Fund

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FNMA Series 2000-T6 Class A2	9.50%	11-25-2040	$393,785	$ 412,897
FNMA Series 2001-T10 Class A3	9.50	12-25-2041	427,873	462,406
FNMA Series 2001-T12 Class A3	9.50	8-25-2041	115,592	127,153
FNMA Series 2002 Class 5F (1 Month LIBOR +0.35%) ±	2.79	2-25-2032	131,055	131,073
FNMA Series 2002-T1 Class A3	7.50	11-25-2031	184,623	197,547
FNMA Series 2002-T12 Class A5 ±±	4.33	10-25-2041	515,011	498,657
FNMA Series 2002-T19 Class A1	6.50	7-25-2042	2,387,912	2,518,523
FNMA Series 2002-T5 Class A1 (1 Month LIBOR +0.24%) ±	2.68	5-25-2032	11,276	11,266
FNMA Series 2002-T6 Class A1	6.50	7-25-2042	936,545	994,276
FNMA Series 2002-W4 Class A4	6.25	5-25-2042	336,406	352,468
FNMA Series 2003-T2 Class A1 (1 Month LIBOR +0.14%) ±	2.46	3-25-2033	908,968	904,595
FNMA Series 2003-W09 Class A (1 Month LIBOR +0.12%) ±	2.50	6-25-2033	52,187	50,259
FNMA Series 2003-W1 Class 1A1 ±±	4.87	12-25-2042	446,400	439,857
FNMA Series 2003-W11 Class A1 ±±	3.72	6-25-2033	28,019	28,614
FNMA Series 2003-W3 Class 1A4 ±±	3.64	8-25-2042	1,303,050	1,256,796
FNMA Series 2003-W5 Class A (1 Month LIBOR +0.11%) ±	2.48	4-25-2033	234,201	229,426
FNMA Series 2003-W6 Class 6A ±±	3.36	8-25-2042	623,272	611,636
FNMA Series 2003-W6 Class PT4 ±±	8.28	10-25-2042	786,711	870,435
FNMA Series 2003-W8 Class PT1 ±±	8.37	12-25-2042	290,897	307,943
FNMA Series 2004-T1 Class 1A2	6.50	1-25-2044	219,014	231,275
FNMA Series 2004-W01 Class 2A2	7.00	12-25-2033	640,570	690,492
FNMA Series 2004-W15 Class 1A3	7.00	8-25-2044	362,792	391,793
FNMA Series 2005-71 Class DB	4.50	8-25-2025	49,888	49,645
FNMA Series 2007-101 Class A2 (1 Month LIBOR +0.25%) ±	2.68	6-27-2036	52,380	51,634
FNMA Series 2007-W10 Class 2A ±±	6.32	8-25-2047	155,790	159,936
FNMA Series 2008-17 Class DP	4.75	2-25-2038	697,315	696,285
FNMA Series 2011-110 Class FE (1 Month LIBOR +0.40%) ±	2.84	4-25-2041	55,253	55,184
FNMA Series 2011-128 Class FK (1 Month LIBOR +0.35%) ±	2.79	7-25-2041	106,454	106,132
FNMA Series 2011-15 Class HI ♀	5.50	3-25-2026	16	0
FNMA Series 2013-114 Class LM	4.00	3-25-2042	765,657	751,864
FNMA Series 2014-17 Class FE (1 Month LIBOR +0.55%) ±	2.99	4-25-2044	1,140,584	1,144,488
FNMA Series 2014-20 Class TM ±±	4.50	4-25-2044	337,645	59,228
FNMA Series 2017-M2 Class A2 ±±	2.85	2-25-2027	7,528,014	7,231,200
FNMA Series 2018-M1 Class A2 ±±	3.09	12-25-2027	705,229	681,238
FNMA Series 2018-M13 Class A2 ±±	3.87	9-25-2030	389,913	389,303
FNMA Series 2019-M5 Class A2	3.27	2-25-2029	5,200,000	5,022,568
FNMA Series 265 Class 2	9.00	3-25-2024	5,731	5,816
FNMA Series G93-39 Class ZQ	6.50	12-25-2023	129,166	130,012
GNMA %%	2.00	9-21-2052	9,550,000	8,432,911
GNMA	2.50	3-20-2052	5,082,296	4,641,406
GNMA	2.50	4-20-2052	11,827,266	10,791,306
GNMA	3.00	11-20-2045	3,147,896	3,005,285
GNMA	3.00	4-20-2051	4,763,548	4,489,416
GNMA	3.50	12-20-2047	2,883,098	2,812,020
GNMA	3.50	7-20-2051	2,334,635	2,255,525
GNMA	4.00	11-15-2024	261,217	263,603
GNMA	4.00	12-20-2047	1,952,984	1,948,132
GNMA	4.25	6-20-2036	197,728	198,946
The accompanying notes are an integral part of these financial statements.

Allspring Government Securities Fund  |  15

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
GNMA	4.50%	8-20-2049	$441,988	$ 443,939
GNMA %%	4.50	9-21-2052	2,705,000	2,705,422
GNMA	5.00	7-20-2040	434,501	452,181
GNMA %%	5.00	9-21-2052	2,140,000	2,168,254
GNMA	6.00	8-20-2034	40,665	41,410
GNMA	6.50	12-15-2025	3,628	3,786
GNMA	6.50	5-15-2029	332	346
GNMA	6.50	5-15-2031	567	592
GNMA	6.50	9-20-2033	27,142	29,066
GNMA	7.00	12-15-2022	67	67
GNMA	7.00	5-15-2026	673	686
GNMA	7.00	3-15-2028	5,211	5,216
GNMA	7.00	4-15-2031	568	570
GNMA	7.00	8-15-2031	15,259	15,447
GNMA	7.00	3-15-2032	11,564	11,639
GNMA	8.00	6-15-2023	253	254
GNMA	8.00	12-15-2023	15,716	15,736
GNMA	8.00	2-15-2024	108	109
GNMA	8.00	9-15-2024	53	53
GNMA	8.00	6-15-2025	12	12
GNMA Series 2005-23 Class IO ♀±±	0.00	6-17-2045	566,407	33
GNMA Series 2006-32 Class XM ♀±±	0.13	11-16-2045	2,250,793	23
GNMA Series 2008-22 Class XM ♀±±	1.26	2-16-2050	6,772,674	150,213
GNMA Series 2010-158 Class EI ♀	4.00	12-16-2025	1,861,326	55,543
GNMA Series 2012-12 Class HD	2.00	5-20-2062	18,397	17,204
GNMA Series 2019-H06 Class HI ♀±±	1.81	4-20-2069	3,283,545	114,163
Resolution Funding Corporation STRIPS ¤	0.00	1-15-2030	16,245,000	12,463,368
Resolution Funding Corporation STRIPS ¤	0.00	4-15-2030	9,185,000	6,975,374
STRIPS ¤	0.00	7-15-2037	7,810,000	4,420,541
STRIPS ¤	0.00	5-15-2039	20,000,000	11,670,276
STRIPS ¤	0.00	5-15-2040	7,275,000	3,901,204
TVA	4.25	9-15-2065	2,600,000	2,615,359
TVA	4.63	9-15-2060	7,550,000	8,166,022
TVA	5.38	4-1-2056	5,000,000	6,045,507
TVA	5.88	4-1-2036	4,380,000	5,219,418
TVA STRIPS ¤	0.00	11-1-2025	5,650,000	5,009,041
TVA STRIPS ¤	0.00	6-15-2035	2,448,000	1,481,392
TVA STRIPS ¤	0.00	1-15-2048	1,000,000	323,883
U.S. International Development Finance Corporation ¤	0.00	1-17-2026	2,000,000	2,014,377
U.S. International Development Finance Corporation	2.12	3-20-2024	5,713,333	5,630,415
U.S. International Development Finance Corporation	2.82	3-20-2024	5,070,000	5,023,320
Total Agency securities (Cost $445,295,243)				418,679,786
Asset-backed securities: 1.38%
American Tower Trust I 144A	3.65	3-15-2048	4,000,000	3,839,578
Navient Student Loan Trust Series 2017-3A Class A2 (1 Month LIBOR +0.60%) 144A±	3.04	7-26-2066	129,086	128,950
Navient Student Loan Trust Series 2018-3A Class A2 (1 Month LIBOR +0.42%) 144A±	2.86	3-25-2067	736,274	733,659
Navient Student Loan Trust Series 2019-2A Class A2 (1 Month LIBOR +1.00%) 144A±	3.44	2-27-2068	2,762,275	2,716,761
Total Asset-backed securities (Cost $7,632,344)				7,418,948
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Government Securities Fund

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Corporate bonds and notes: 2.59%
Financials: 2.06%
Consumer finance: 1.70%
Private Export Funding Corporation 144A	0.55%	7-30-2024	$9,715,000	$ 9,164,773
Diversified financial services: 0.36%
GTP Acquisition Partners Corporation 144A	3.48	6-15-2050	2,000,000	1,917,777
Industrials: 0.53%
Commercial services & supplies: 0.53%
Rockfeller Foundation Class B	2.49	10-1-2050	4,000,000	2,846,416
Total Corporate bonds and notes (Cost $15,861,558)				13,928,966
Non-agency mortgage-backed securities: 6.86%
Angel Oak Mortgage Trust I LLC Series 2020-4 Class A1 144A±±	1.47	6-25-2065	707,688	673,306
Arroyo Mortgage Trust Series 2019-1 Class A1 144A±±	3.81	1-25-2049	1,488,174	1,427,768
Benchmark Mortgage Trust Series 2018-B1 Class A4	3.40	1-15-2051	305,000	289,207
Bravo Residential Funding Trust Series 2020-RPL1 Class A1 144A±±	2.50	5-26-2059	2,125,325	2,041,137
BX Trust Series 2019-OC11 Class A 144A	3.20	12-9-2041	3,030,000	2,675,562
CD Commercial Mortgage Trust Series 2014-CR16 Class A3	3.78	4-10-2047	2,540,783	2,507,208
CD Commercial Mortgage Trust Series 2017-6 Class A5	3.46	11-13-2050	2,340,000	2,228,082
Firstkey Homes 2020 SFR1 Trust Series 2021-SFR1 Class A 144A	1.54	8-17-2038	1,244,266	1,102,981
Goldman Sachs Mortgage Securities Trust Series 2013-G1 Class A2 144A±±	3.56	4-10-2031	2,863,071	2,842,142
Goldman Sachs Mortgage Securities Trust Series 2014-GC24 Class A4	3.67	9-10-2047	4,049,163	3,982,108
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2015-C28 Class A4	3.23	10-15-2048	5,000,000	4,828,921
Legacy Mortgage Asset Trust Series 2020-RPL1 Class A1 144A±±	3.00	9-25-2059	2,589,416	2,483,425
New Residential Mortgage Loan Series 2020-NQM2 Class A1 144A±±	1.65	5-24-2060	432,424	404,132
Starwood Mortgage Residential Trust Series 2021-6 Class A1 144A±±	1.92	11-25-2066	4,144,422	3,672,728
Towd Point Mortgage Trust Series 2015-2 Class 1M2 144A±±	3.35	11-25-2060	2,757,150	2,733,235
UBS Commercial Mortgage Trust Series 2017-C5 Class A5	3.47	11-15-2050	2,581,000	2,458,542
Vendee Mortgage Trust Series 1995-1 Class 4 ±±	8.01	2-15-2025	31,447	32,305
Vendee Mortgage Trust Series 1995-2C Class 3A	8.79	6-15-2025	56,943	59,875
Verus Securitization Trust Series 2021-R3 Class A1 144A±±	1.02	4-25-2064	506,450	479,254
Total Non-agency mortgage-backed securities (Cost $39,402,337)				36,921,918
U.S. Treasury securities: 14.43%
U.S. Treasury Bond	1.88	2-15-2051	4,720,000	3,443,941
U.S. Treasury Bond ##	2.25	5-15-2041	13,005,000	10,605,171
U.S. Treasury Bond	2.25	2-15-2052	5,100,000	4,073,625
U.S. Treasury Bond	2.38	5-15-2051	4,435,000	3,651,252
U.S. Treasury Bond	2.88	5-15-2043	2,245,000	2,000,856
The accompanying notes are an integral part of these financial statements.

Allspring Government Securities Fund  |  17

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
U.S. Treasury securities (continued)
U.S. Treasury Bond	2.88%	5-15-2052	$2,780,000	$ 2,561,944
U.S. Treasury Bond	3.00	2-15-2048	5,275,000	4,831,364
U.S. Treasury Note	2.00	11-15-2041	5,230,000	4,062,648
U.S. Treasury Note	2.63	5-31-2027	9,770,000	9,462,398
U.S. Treasury Note	2.75	4-30-2027	24,245,000	23,598,154
U.S. Treasury Note	2.75	7-31-2027	4,925,000	4,793,025
U.S. Treasury Note	2.88	5-15-2032	4,705,000	4,585,905
Total U.S. Treasury securities (Cost $84,624,978)				77,670,283
Yankee corporate bonds and notes: 0.72%
Financials: 0.72%
Banks: 0.72%
Inter-American Development Bank	7.00	6-15-2025	2,000,000	2,172,103
International Bank for Reconstruction and Development ¤	0.00	3-11-2031	2,377,000	1,735,365
Total Yankee corporate bonds and notes (Cost $4,214,311)				3,907,468
Yankee government bonds: 4.42%
State of Israel	5.50	12-4-2023	15,790,000	16,155,563
State of Israel	5.50	9-18-2033	6,585,000	7,631,909
Total Yankee government bonds (Cost $25,838,563)				23,787,472

	Yield	Shares
Short-term investments: 11.11%
Investment companies: 8.14%
Allspring Government Money Market Fund Select Class ♠∞##	2.09	43,810,728	43,810,728

				Principal
U.S. Treasury Securities: 2.97%
U.S. Treasury Bill ☼		2.01	9-13-2022	$16,000,000	15,988,426
Total Short-term investments (Cost $59,799,125)					59,799,154
Total investments in securities (Cost $682,668,459)	119.29%				642,113,995
Other assets and liabilities, net	(19.29)				(103,813,538)
Total net assets	100.00%				$ 538,300,457

¤	The security is issued in zero coupon form with no periodic interest payments.
±	Variable rate investment. The rate shown is the rate in effect at period end.
±±	The coupon of the security is adjusted based on the principal and/or interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages. The rate shown is the rate in effect at period end.
♀	Investment in an interest-only security that entitles holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. The rate represents the coupon rate.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
##	All or a portion of this security is segregated for when-issued securities.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
☼	Zero coupon security. The rate represents the current yield to maturity.
%%	The security is purchased on a when-issued basis.

The accompanying notes are an integral part of these financial statements.

18  |  Allspring Government Securities Fund

Portfolio of investments—August 31, 2022

Abbreviations:
COFI	Cost of Funds Index
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
STRIPS	Separate trading of registered interest and principal securities
TVA	Tennessee Valley Authority
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$57,394,798	$401,565,479	$(415,149,549)	$0	$0	$43,810,728	43,810,728	$89,474
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
2-Year U.S. Treasury Notes	210	12-30-2022	$ 43,813,226	$ 43,748,906	$ 0	$ (64,320)
5-Year U.S. Treasury Notes	213	12-30-2022	23,712,339	23,604,727	0	(107,612)
Short
10-Year U.S. Treasury Notes	(190)	12-20-2022	(22,254,738)	(22,212,187)	42,551	0
U.S. Long Term Bonds	(166)	12-20-2022	(22,608,056)	(22,550,063)	57,993	0
U.S. Ultra Bond	(129)	12-20-2022	(19,317,659)	(19,285,500)	32,159	0
					$132,703	$(171,932)
The accompanying notes are an integral part of these financial statements.

Allspring Government Securities Fund  |  19

Statement of assets and liabilities—August 31, 2022

Assets
Investments in unaffiliated securities, at value (cost $638,857,731)	$ 598,303,267
Investments in affiliated securities, at value (cost $43,810,728)	43,810,728
Cash held at broker	1,290,000
Cash at broker segregated for futures contracts	2,666,000
Receivable for investments sold	97,716,165
Receivable for interest	2,588,529
Receivable for Fund shares sold	237,722
Receivable for daily variation margin on open futures contracts	229,237
Principal paydown receivable	39,979
Prepaid expenses and other assets	67,284
Total assets	746,948,911
Liabilities
Payable for when-issued transactions	148,922,483
Payable for investments purchased	58,841,872
Payable for Fund shares redeemed	428,124
Management fee payable	169,101
Dividends payable	133,977
Administration fees payable	53,050
Distribution fee payable	1,475
Accrued expenses and other liabilities	98,372
Total liabilities	208,648,454
Total net assets	$538,300,457
Net assets consist of
Paid-in capital	$ 609,760,750
Total distributable loss	(71,460,293)
Total net assets	$538,300,457
Computation of net asset value and offering price per share
Net assets – Class A	$ 196,838,556
Shares outstanding – Class A1	19,477,365
Net asset value per share – Class A	$10.11
Maximum offering price per share – Class A2	$10.59
Net assets – Class C	$ 2,078,217
Shares outstanding – Class C1	205,670
Net asset value per share – Class C	$10.10
Net assets – Administrator Class	$ 83,432,003
Shares outstanding – Administrator Class[1]	8,259,485
Net asset value per share – Administrator Class	$10.10
Net assets – Institutional Class	$ 255,951,681
Shares outstanding – Institutional Class[1]	25,336,816
Net asset value per share – Institutional Class	$10.10
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Government Securities Fund

Statement of operations—year ended August 31, 2022

Investment income
Interest	$ 13,167,780
Income from affiliated securities	89,474
Total investment income	13,257,254
Expenses
Management fee	2,766,735
Administration fees
Class A	367,071
Class C	4,154
Administrator Class	97,362
Institutional Class	233,766
Shareholder servicing fees
Class A	571,988
Class C	6,413
Administrator Class	240,185
Distribution fee
Class C	19,208
Custody and accounting fees	23,451
Professional fees	86,089
Registration fees	45,906
Shareholder report expenses	39,507
Trustees’ fees and expenses	20,393
Other fees and expenses	11,031
Total expenses	4,533,259
Less: Fee waivers and/or expense reimbursements
Fund-level	(181,260)
Class A	(47,374)
Class C	(1)
Administrator Class	(154,839)
Institutional Class	(153,818)
Net expenses	3,995,967
Net investment income	9,261,287
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(31,813,594)
Futures contracts	15,972,666
Net realized losses on investments	(15,840,928)
Net change in unrealized gains (losses) on
Unaffiliated securities	(63,494,984)
Futures contracts	(751,090)
Net change in unrealized gains (losses) on investments	(64,246,074)
Net realized and unrealized gains (losses) on investments	(80,087,002)
Net decrease in net assets resulting from operations	$(70,825,715)
The accompanying notes are an integral part of these financial statements.

Allspring Government Securities Fund  |  21

Statement of changes in net assets

	Year ended August 31, 2022		Year ended August 31, 2021
Operations
Net investment income		$ 9,261,287		$ 8,420,114
Net realized gains (losses) on investments		(15,840,928)		3,132,021
Net change in unrealized gains (losses) on investments		(64,246,074)		(13,317,450)
Net decrease in net assets resulting from operations		(70,825,715)		(1,765,315)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(2,702,584)		(2,629,349)
Class C		(10,895)		(9,588)
Administrator Class		(1,343,333)		(1,342,037)
Institutional Class		(4,534,056)		(4,138,487)
Tax basis return of capital
Class A		0		(511,570)
Class C		0		(9,219)
Administrator Class		0		(216,131)
Institutional Class		0		(586,100)
Total distributions to shareholders		(8,590,868)		(9,442,481)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,408,891	15,372,202	3,821,440	44,148,871
Class C	30,432	315,688	84,895	984,073
Administrator Class	1,353,906	14,726,732	3,117,628	35,945,787
Institutional Class	17,751,806	191,802,896	11,234,719	129,701,776
		222,217,518		210,780,507
Reinvestment of distributions
Class A	223,519	2,401,606	240,687	2,774,757
Class C	883	9,353	1,425	16,461
Administrator Class	122,729	1,319,682	132,935	1,531,630
Institutional Class	314,703	3,374,424	304,806	3,512,623
		7,105,065		7,835,471
Payment for shares redeemed
Class A	(5,223,872)	(56,935,298)	(4,674,962)	(53,950,641)
Class C	(90,454)	(963,071)	(469,382)	(5,425,434)
Administrator Class	(2,938,959)	(32,001,376)	(3,833,251)	(44,305,484)
Institutional Class	(19,414,727)	(207,837,081)	(13,070,255)	(150,729,234)
		(297,736,826)		(254,410,793)
Net decrease in net assets resulting from capital share transactions		(68,414,243)		(35,794,815)
Total decrease in net assets		(147,830,826)		(47,002,611)
Net assets
Beginning of period		686,131,283		733,133,894
End of period		$ 538,300,457		$ 686,131,283
The accompanying notes are an integral part of these financial statements.

22  |  Allspring Government Securities Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.49	$11.67	$11.31	$10.65	$11.01
Net investment income	0.14	0.12 [1]	0.18 [1]	0.23	0.19
Net realized and unrealized gains (losses) on investments	(1.39)	(0.17)	0.38	0.68	(0.35)
Total from investment operations	(1.25)	(0.05)	0.56	0.91	(0.16)
Distributions to shareholders from
Net investment income	(0.13)	(0.11)	(0.19)	(0.25)	(0.20)
Tax basis return of capital	0.00	(0.02)	(0.01)	0.00	0.00
Total distributions to shareholders	(0.13)	(0.13)	(0.20)	(0.25)	(0.20)
Net asset value, end of period	$10.11	$11.49	$11.67	$11.31	$10.65
Total return[2]	(10.95)%	(0.40)%	5.02%	8.65%	(1.44)%
Ratios to average net assets (annualized)
Gross expenses	0.89%	0.89%	0.91%	0.91%	0.90%
Net expenses	0.84%	0.84%	0.84%	0.85%	0.85%
Net investment income	1.28%	1.00%	1.56%	2.20%	1.86%
Supplemental data
Portfolio turnover rate	309%	221%	111%	178%	197%
Net assets, end of period (000s omitted)	$196,839	$265,018	$276,310	$271,986	$292,550

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Allspring Government Securities Fund  |  23

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.49	$11.67	$11.31	$10.65	$11.01
Net investment income	0.06 [1]	0.03 [1]	0.09 [1]	0.15 [1]	0.12 [1]
Net realized and unrealized gains (losses) on investments	(1.40)	(0.17)	0.38	0.68	(0.36)
Total from investment operations	(1.34)	(0.14)	0.47	0.83	(0.24)
Distributions to shareholders from
Net investment income	(0.05)	(0.02)	(0.10)	(0.17)	(0.12)
Tax basis return of capital	0.00	(0.02)	(0.01)	0.00	0.00
Total distributions to shareholders	(0.05)	(0.04)	(0.11)	(0.17)	(0.12)
Net asset value, end of period	$10.10	$11.49	$11.67	$11.31	$10.65
Total return[2]	(11.71)%	(1.16)%	4.24%	7.84%	(2.18)%
Ratios to average net assets (annualized)
Gross expenses	1.63%	1.64%	1.66%	1.66%	1.65%
Net expenses	1.60%	1.60%	1.60%	1.60%	1.60%
Net investment income	0.52%	0.24%	0.81%	1.44%	1.12%
Supplemental data
Portfolio turnover rate	309%	221%	111%	178%	197%
Net assets, end of period (000s omitted)	$2,078	$3,042	$7,560	$11,026	$15,508

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

24  |  Allspring Government Securities Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.48	$11.66	$11.31	$10.65	$11.01
Net investment income	0.16 [1]	0.14 [1]	0.20 [1]	0.26 [1]	0.22 [1]
Net realized and unrealized gains (losses) on investments	(1.39)	(0.16)	0.37	0.67	(0.35)
Total from investment operations	(1.23)	(0.02)	0.57	0.93	(0.13)
Distributions to shareholders from
Net investment income	(0.15)	(0.14)	(0.21)	(0.27)	(0.23)
Tax basis return of capital	0.00	(0.02)	(0.01)	0.00	0.00
Total distributions to shareholders	(0.15)	(0.16)	(0.22)	(0.27)	(0.23)
Net asset value, end of period	$10.10	$11.48	$11.66	$11.31	$10.65
Total return	(10.78)%	(0.21)%	5.15%	8.88%	(1.23)%
Ratios to average net assets (annualized)
Gross expenses	0.83%	0.83%	0.85%	0.85%	0.84%
Net expenses	0.64%	0.64%	0.64%	0.64%	0.64%
Net investment income	1.49%	1.21%	1.75%	2.42%	2.07%
Supplemental data
Portfolio turnover rate	309%	221%	111%	178%	197%
Net assets, end of period (000s omitted)	$83,432	$111,639	$120,181	$106,355	$91,671

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

Allspring Government Securities Fund  |  25

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.48	$11.66	$11.31	$10.65	$11.00
Net investment income	0.17	0.16 [1]	0.21 [1]	0.27 [1]	0.24 [1]
Net realized and unrealized gains (losses) on investments	(1.38)	(0.17)	0.38	0.68	(0.35)
Total from investment operations	(1.21)	(0.01)	0.59	0.95	(0.11)
Distributions to shareholders from
Net investment income	(0.17)	(0.15)	(0.23)	(0.29)	(0.24)
Tax basis return of capital	0.00	(0.02)	(0.01)	0.00	0.00
Total distributions to shareholders	(0.17)	(0.17)	(0.24)	(0.29)	(0.24)
Net asset value, end of period	$10.10	$11.48	$11.66	$11.31	$10.65
Total return	(10.63)%	(0.05)%	5.31%	9.05%	(0.99)%
Ratios to average net assets (annualized)
Gross expenses	0.56%	0.56%	0.58%	0.58%	0.57%
Net expenses	0.48%	0.48%	0.48%	0.48%	0.48%
Net investment income	1.66%	1.36%	1.87%	2.56%	2.22%
Supplemental data
Portfolio turnover rate	309%	221%	111%	178%	197%
Net assets, end of period (000s omitted)	$255,952	$306,431	$329,083	$210,424	$310,966

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

26  |  Allspring Government Securities Fund

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Government Securities Fund (the "Fund") which is a diversified series of the Trust.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a

Allspring Government Securities Fund  |  27

Notes to financial statements
regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Mortgage dollar roll transactions
The Fund may engage in mortgage dollar roll transactions through TBA mortgage-backed securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). In a mortgage dollar roll transaction, the Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund accounts for TBA dollar roll transactions as purchases and sales which, as a result, may increase its portfolio turnover rate.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Paydown gains and losses are included in interest income.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of August 31, 2022, the aggregate cost of all investments for federal income tax purposes was $692,023,556 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 1,698,742
Gross unrealized losses	(51,647,532)
Net unrealized losses	$(49,948,790)
As of August 31, 2022, the Fund had capital loss carryforwards which consisted of $21,709,751 in short-term capital losses.

28  |  Allspring Government Securities Fund

Notes to financial statements
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Agency securities	$ 0	$ 418,679,786	$0	$ 418,679,786
Asset-backed securities	0	7,418,948	0	7,418,948
Corporate bonds and notes	0	13,928,966	0	13,928,966
Non-agency mortgage-backed securities	0	36,921,918	0	36,921,918
U.S. Treasury securities	77,670,283	0	0	77,670,283
Yankee corporate bonds and notes	0	3,907,468	0	3,907,468
Yankee government bonds	0	23,787,472	0	23,787,472
Short-term investments
Investment companies	43,810,728	0	0	43,810,728
U.S. Treasury Securities	15,988,426	0	0	15,988,426
	137,469,437	504,644,558	0	642,113,995
Futures contracts	132,703	0	0	132,703
Total assets	$137,602,140	$504,644,558	$0	$642,246,698
Liabilities
Futures contracts	$ 171,932	$ 0	$0	$ 171,932
Total liabilities	$ 171,932	$ 0	$0	$ 171,932
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended August 31, 2022, the Fund did not have any transfers into/out of Level 3.

Allspring Government Securities Fund  |  29

Notes to financial statements
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.450%
Next $500 million	0.425
Next $2 billion	0.400
Next $2 billion	0.375
Next $5 billion	0.340
Over $10 billion	0.320
For the year ended August 31, 2022, the advisory fee was equivalent to an annual rate of 0.45% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.16%
Class C	0.16
Administrator Class	0.10
Institutional Class	0.08
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through December 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of August 31, 2022, the contractual expense caps are as follows:

30  |  Allspring Government Securities Fund

Notes to financial statements
Expense ratio caps
Class A	0.85%
Class C	1.60
Administrator Class	0.64
Institutional Class	0.48
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended August 31, 2022, Allspring Funds Distributor received $845 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended August 31, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2022 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$1,963,586,148	$226,732,672	$2,104,053,178	$99,635,604
6. DERIVATIVE TRANSACTIONS
During the year ended August 31, 2022, the Fund entered into futures contracts to manage duration and yield curve exposures. The Fund had an average notional amount of $66,121,563 in long futures contracts and $125,072,175 in short futures contracts during the year ended August 31, 2022.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
7. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee equal based on the unused balance is allocated to each participating fund.
For the year ended August 31, 2022, there were no borrowings by the Fund under the agreement.

Allspring Government Securities Fund  |  31

Notes to financial statements
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended August 31, 2022 and August 31, 2021 were as follows:
	Year ended August 31
	2022	2021
Ordinary income	$8,590,868	$8,119,461
Tax basis return of capital	0	1,323,020
As of August 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Unrealized losses	Capital loss carryforward
$347,963	$(49,948,790)	$(21,709,751)
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

32  |  Allspring Government Securities Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Government Securities Fund (formerly, Wells Fargo Government Securities Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of August 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
October 27, 2022

Allspring Government Securities Fund  |  33

Other information (unaudited)
TAX INFORMATION
For the fiscal year ended August 31, 2022, $8,581,418 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended August 31, 2022, 11% of the ordinary income distributed was derived from interest on U.S. government securities.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

34  |  Allspring Government Securities Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 124 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Allspring Government Securities Fund  |  35

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner, Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner, Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination Medical Center Corporation. Board member of the Minnesota Wild Foundation.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

36  |  Allspring Government Securities Fund

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Government Securities Fund  |  37

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund's liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 24-25, 2022, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage the Fund’s liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

38  |  Allspring Government Securities Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0922-00061 10-22
A216/AR216 08-22

Annual Report
August 31, 2022
Allspring High Yield Bond Fund

The views expressed and any forward-looking statements are as of August 31, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring High Yield Bond Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring High Yield Bond Fund for the 12-month period that ended August 31, 2022. Globally, stocks and bonds experienced heightened volatility through the period. Non-U.S. securities fared the worst as the global economy faced multiple challenges. Bonds had historically poor performance during a difficult period, with major fixed income indexes all falling substantially for the 12-month period. The performance of non-U.S. investments was worsened by the strong U.S. dollar.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were wiped away by the highest rate of inflation in four decades, the impact of aggressive central bank rate hikes, more highly contagious COVID-19 variants, and the Russia-Ukraine war. The already-significant global supply-chain disruptions were compounded by China’s COVID-19 lockdowns.
For the 12-month period, both stocks and bonds registered significant losses, with U.S. large-cap stocks faring better overall than non-U.S. developed market equities and emerging market stocks. Fixed income securities were also deeply in the red, in a period of high inflation and sharply rising interest rates. For the period, U.S. stocks, based on the S&P 500 Index,1 lost 11.23%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -19.52%, while the MSCI EM Index (Net) (USD)3 had weaker performance with a decline of  21.80%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -11.52%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 tumbled 22.05%, the Bloomberg Municipal Bond Index6 declined 8.63%, and the ICE BofA U.S. High Yield Index7 fell 10.41%.
Rising inflation, COVID, and the Russian invasion of Ukraine drove market performance.
Global financial assets, except for commodities, began the period with a broad retreat in September 2021, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply-chain disruptions along with rising energy and food prices. Meanwhile, the Federal Reserve (Fed) indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional debt ceiling showdown, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
Elevated inflation pressures and the global supply bottleneck continued in October, but strong earnings provided a bright spot in the U.S., the eurozone, and many Asian countries. Government bond yields rose globally as central banks prepared to tighten monetary policy. Commodity prices continued to rise, driven by sharply higher energy costs.
“ Global financial assets, except for commodities, began the period with a broad retreat in September 2021, as concerns over inflation and the interest rate outlook depressed investor confidence.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring High Yield Bond Fund

Letter to shareholders (unaudited)
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury inflation-protected securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the U.S. Consumer Price Index (CPI),1 a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were adversely affected by the increased likelihood of multiple rate hikes in 2022.
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with ongoing high levels of volatility in March along with mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and signs of economic resilience accompanying higher prices.
In April, market volatility continued, with deepening losses across major capital markets, as both the S&P 500 and MSCI ACWI (Net)2 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak, creating a global ripple effect that compounded existing supply shortages. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
Market volatility continued in May, although markets recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation and geopolitical tensions that exacerbated high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with broad expectations of multiple rate hikes to come. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. The U.S. recorded a 3.6% unemployment rate, although labor market participation remained low. U.S. retail sales for April, released in May, indicated a fourth consecutive monthly increase, reflecting continued consumer resilience.
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
[2]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

Allspring High Yield Bond Fund  |  3

Letter to shareholders (unaudited)
A historically bad year in financial markets continued in June with stocks posting further losses enroute to their worst first half of a year in 50 years. Bonds didn't fare much better. Driving the losses were the same factors that have been at play: rising global inflation and fears of recession as central banks increase rates to try to curb inflation, which climbed above 9% in June in the U.S. The Fed raised its short-term rate by another 0.75% in June. Meanwhile, U.S. economic data showed resilience as the U.S. unemployment rate held steady at 3.6% and the housing market was only marginally affected, so far, by sharply higher mortgage rates.
Markets rebounded in July, led by U.S. stocks. While evidence began to point to an economic slowdown, and possibly a recession after two consecutive quarters of economic contraction, the U.S. labor market remained surprisingly robust: July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices, major contributors to recent overall inflation, fell substantially from earlier highs. And while U.S. housing market data indicated a continued rise in home prices, home sales fell as houses became less affordable with mortgage rates at a 13-year high. The Fed raised the federal funds rate another 0.75% in July—to a range of 2.25% to 2.50%—and forecasts pointed to continued rate increases..
August was yet another broadly challenging month for financial markets, with more red ink flowing. Inflation persisted at historically high levels, cresting 9% in the eurozone and remaining above 8% in the U.S. despite the Fed’s aggressive monetary policy and a major drop in global crude oil and gasoline prices from their earlier peaks. The hint of a silver lining—and a questionable one—was the continued resilience of the U.S. jobs market. However, the dark smudge on that silver lining was the increased likelihood of further Fed rate hikes: The Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act. Its primary stated goals include: to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

4  |  Allspring High Yield Bond Fund

This page is intentionally left blank.

Performance highlights (unaudited)
Investment objective	The Fund seeks total return, consisting of a high level of current income and capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Chris Lee, CFA®‡#, Michael J. Schueller, CFA®‡#
Average annual total returns (%) as of August 31, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (EKHAX)	1-20-1998	-15.67	0.05	2.89	-11.76	0.97	3.36	1.02	0.93
Class C (EKHCX)	1-21-1998	-13.39	0.28	2.78	-12.39	0.28	2.78	1.77	1.68
Administrator Class (EKHYX)	4-14-1998	–	–	–	-11.91	1.04	3.54	0.96	0.80
Institutional Class (EKHIX)[3]	10-31-2014	–	–	–	-11.68	1.31	3.72	0.69	0.53
ICE BofA U.S. High Yield Constrained Index[4]	–	–	–	–	-10.42	2.41	4.43	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through December 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.93% for Class A, 1.68% for Class C, 0.80% for Administrator Class, and 0.53% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns for the Institutional Class shares would be higher.
[4]	The ICE BofA U.S. High Yield Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB–/Baa3, but are not in default. The ICE BofA U.S. High Yield Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. Loans are subject to risks similar to those associated with other below-investment-grade bond investments, such as credit risk (for example, risk of issuer default), below-investment-grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. This fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.
#	Mr. Lee and Mr. Schueller became portfolio managers of the Fund on December 13, 2021.

6  |  Allspring High Yield Bond Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of August 31, 20221
1The chart compares the performance of Class A shares for the most recent ten years with the ICE BofA U.S. High Yield Constrained Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

Allspring High Yield Bond Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed its benchmark, the ICE BofA U.S. High Yield Constrained Index, for the 12-month period that ended August 31, 2022.
■	Detractors from performance included securities in the air leasing, pharmaceutical, and hospital sectors.
■	Contributors included debt in the pharmaceutical, leisure, and oil and gas sectors.
Federal Reserve rate increases dominated the period.
The U.S. Federal Reserve’s (Fed’s) pace of interest rate increases has been by far the most consequential surprise of the past year. In August 2021, the federal funds target rate stood between 0 and 25 basis points (bps; 100 bps equals 1.00%) and the market had expected and priced into the U.S. Treasury curve four 25-bp hikes in 2022. As it turned out, persistently high inflation prompted the Fed to increase the federal funds rate a total of 225 bps and begin its balance sheet reduction. Looking ahead, inflation, especially in goods, is expected to ease, but persistent services inflation amid a tight labor market and resiliently strong consumer demand risks keeping inflation higher for longer. Thus, we still anticipate additional monetary tightening to come.
A scenario in which the Fed must maintain restrictive monetary policy during a period of below-trend growth is what we believe has been driving credit spreads wider. On August 31, 2022, U.S. high-yield spreads were 505 bps option-adjusted spread (OAS), 193 bps wider from where they started one year ago. The increase in the market’s yield to worst (the lowest yield that could be received on a bond other than a default) was more eye opening, rising from 3.96% to 8.47% during the year.
Ten largest holdings (%) as of August 31, 2022[1]
TerraForm Power Operating LLC, 5.00%, 1-31-2028	1.47
Sabre GLBL Incorporated , 9.25%, 4-15-2025	1.41
Occidental Petroleum Corporation, 6.45%, 9-15-2036	1.34
Enviva Partners LP, 6.50%, 1-15-2026	1.32
Gray Escrow II Incorporated, 5.38%, 11-15-2031	1.31
CCM Merger Incorporated , 6.38%, 5-1-2026	1.20
Hawaiian Brand Intellectual Property Limited , 5.75%, 1-20-2026	1.08
Iron Mountain Incorporated, 4.50%, 2-15-2031	1.05
Ford Motor Credit Company LLC, 5.11%, 5-3-2029	1.02
Enact Holdings Incorporated, 6.50%, 8-15-2025	1.00
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Portfolio changes were made to weather high inflation and the risk of recession.
We have spent much of 2022 positioning the portfolio for a higher probability of recession and to weather an extended period of high inflation by rotating into shorter bonds at attractive relative values. We have reduced the portfolio’s duration by decreasing its allocation to equities and low-coupon 7- to 10-year-maturity bonds. The portfolio increased its weight in energy as tight supply continues to help producers generate cash, de-lever balance sheets, and improve credit ratings. We reduced our weight in technology and increased our exposure to the consumer and commercial finance sector.
Main detractors included securities in the air leasing, pharmaceutical, and hospital sectors.
The main detractors from performance came from the air leasing, pharmaceutical, and hospital sectors. The international air travel recovery has lagged North America’s, dampening international aircraft utilization rates. We expect international air travel to eventually recover, and when it does, the credit that underperformed should also experience an improvement in its portfolio of airplane leases. The underperformance of the pharmaceutical credit resulted from the proposed spinout of a lucrative business and a patent invalidation lawsuit that threatens its best-performing drug. While the prospect of protecting its patent remains highly uncertain, the pharmaceutical company continues to generate cash and has extended its debt maturities. Elevated labor costs and temporarily depressed patient volumes led to an unexpected decline in profitability and underperformance of a hospital credit in the portfolio. Despite these challenges, the credit continues to generate cash and the deep discount of the bonds creates significant option value should patient volumes normalize.

8  |  Allspring High Yield Bond Fund

Performance highlights (unaudited)
Credit quality as of August 31, 2022[1]
[1]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.
Top contributors included debt in the pharmaceutical, leisure, and oil and gas sectors.
Top-performing contributors included debt investments in the pharmaceutical, leisure, and oil and gas sectors. The investments in the pharmaceutical sector benefited from the settlement of opioid liabilities coming in lower than bondholders’ fears and the recession-resistant demand for their products. Pent-up demand for leisure travel emerging after COVID-19 restrictions, combined with opportunistic debt maturity extensions, led to strong bond performance within the leisure space. Strong transport volumes and rising natural gas and liquids throughput growth, allowing for debt repayment, drove the positive performance of the debt issued by the midstream oil and gas company. We expect the company to achieve investment-grade credit metrics in the next 12 months, helped by its fast-growing carbon capture business.
Outlook: Despite high valuations, weak economic indicators, and ongoing geopolitical risks, we see select opportunities.
With high-yield spreads at 505 bps option-adjusted spread, valuations are in a precarious position, with little cushion to absorb the rise in defaults that typically coincides with recession. Leading economic indicators are declining, the war in Ukraine is ongoing, and labor costs are increasing. U.S. gross domestic product growth expectations continue to decline, with the latest forecast of 1.7% for fiscal-year 2022, down from a forecast of 4% at the start of the calendar year. Inflation remains in focus with the Fed forgoing employment and growth concerns to fully focus on “restoring price stability.” Despite macroeconomic challenges, credit fundamentals remain mostly intact, with adequate cash flows and few defaults. The past year’s volatility has created opportunities for security selection. Economically sensitive sectors, such as housing, consumer discretionary, and financials, have suffered sharp drops in bond prices, but even within beaten-down sectors, there are good values to be found.

Allspring High Yield Bond Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2022 to August 31, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 3-1-2022	Ending account value 8-31-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 917.64	$4.45	0.92%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.57	$4.69	0.92%
Class C
Actual	$1,000.00	$ 914.42	$8.11	1.68%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.74	$8.54	1.68%
Administrator Class
Actual	$1,000.00	$ 915.38	$3.86	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$4.08	0.80%
Institutional Class
Actual	$1,000.00	$ 916.62	$2.56	0.53%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.53	$2.70	0.53%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half-year period).

10  |  Allspring High Yield Bond Fund

Portfolio of investments—August 31, 2022

	Shares	Value
Common stocks: 0.43%
Energy: 0.18%
Oil, gas & consumable fuels: 0.18%
Denbury Incorporated †	6,070	$ 539,805
Financials: 0.25%
Mortgage REITs: 0.25%
Blackstone Mortgage Trust Incorporated Class A	9,000	260,820
Ladder Capital Corporation	23,000	254,380
Starwood Property Trust Incorporated	11,000	252,230
		767,430
Total Common stocks (Cost $1,220,134)		1,307,235

	Interest rate	Maturity date	Principal
Corporate bonds and notes: 79.16%
Communication services: 12.44%
Diversified telecommunication services: 0.47%
Level 3 Financing Incorporated 144A	3.63%	1-15-2029	$ 1,775,000	1,424,633
Entertainment: 1.16%
Live Nation Entertainment Incorporated 144A	3.75	1-15-2028	1,275,000	1,115,906
Live Nation Entertainment Incorporated 144A	5.63	3-15-2026	670,000	646,550
Live Nation Entertainment Incorporated 144A	6.50	5-15-2027	1,735,000	1,732,181
				3,494,637
Media: 10.81%
CCO Holdings LLC 144A	4.25	2-1-2031	50,000	40,797
CCO Holdings LLC 144A	4.25	1-15-2034	890,000	677,610
CCO Holdings LLC 144A	4.50	8-15-2030	2,075,000	1,745,023
CCO Holdings LLC 144A	5.00	2-1-2028	975,000	890,975
CCO Holdings LLC 144A	5.13	5-1-2027	1,975,000	1,874,660
Cinemark USA Incorporated 144A	5.25	7-15-2028	1,675,000	1,356,867
Cinemark USA Incorporated 144A	8.75	5-1-2025	1,250,000	1,282,055
Clear Channel Outdoor Holdings 144A	7.50	6-1-2029	1,865,000	1,499,413
CSC Holdings LLC 144A	4.13	12-1-2030	1,750,000	1,417,500
CSC Holdings LLC 144A	5.75	1-15-2030	1,725,000	1,335,909
DIRECTV Financing LLC 144A	5.88	8-15-2027	1,060,000	969,900
DISH DBS Corporation 144A	5.75	12-1-2028	1,225,000	940,637
Gray Escrow II Incorporated 144A	5.38	11-15-2031	4,675,000	3,951,217
Lamar Media Corporation	4.88	1-15-2029	890,000	826,338
Lamar Media Corporation	4.00	2-15-2030	600,000	522,372
Match Group Holdings II LLC 144A	5.63	2-15-2029	1,655,000	1,545,616
Nexstar Broadcasting Incorporated 144A	4.75	11-1-2028	950,000	859,750
Nexstar Broadcasting Incorporated 144A	5.63	7-15-2027	905,000	861,718
Outfront Media Capital Corporation 144A	4.63	3-15-2030	1,275,000	1,063,726
Outfront Media Capital Corporation 144A	5.00	8-15-2027	1,250,000	1,144,075
QVC Incorporated	4.38	9-1-2028	1,330,000	1,009,357
QVC Incorporated	4.75	2-15-2027	2,380,000	1,965,713
QVC Incorporated	5.95	3-15-2043	700,000	483,566
Scripps Escrow II Incorporated 144A«	5.38	1-15-2031	125,000	103,438
The accompanying notes are an integral part of these financial statements.

Allspring High Yield Bond Fund  |  11

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Media (continued)
Scripps Escrow II Incorporated 144A	5.88%	7-15-2027	$ 1,800,000	$ 1,628,955
Townsquare Media Incorporated 144A	6.88	2-1-2026	2,815,000	2,633,658
				32,630,845
Consumer discretionary: 11.04%
Auto components: 0.65%
Allison Transmission Incorporated 144A	5.88	6-1-2029	775,000	728,561
Clarios Global LP 144A	6.25	5-15-2026	176,000	174,045
Clarios Global LP 144A	6.75	5-15-2025	1,070,000	1,064,474
				1,967,080
Automobiles: 0.27%
Ford Motor Company	3.25	2-12-2032	1,035,000	808,428
Hotels, restaurants & leisure: 6.12%
Carnival Corporation 144A	4.00	8-1-2028	1,175,000	979,645
Carnival Corporation 144A	6.00	5-1-2029	1,350,000	1,023,503
Carnival Corporation 144A	9.88	8-1-2027	1,850,000	1,856,942
CCM Merger Incorporated 144A	6.38	5-1-2026	3,845,000	3,613,407
Cedar Fair LP 144A	5.50	5-1-2025	545,000	534,593
Churchill Downs Incorporated 144A	4.75	1-15-2028	885,000	805,040
Hilton Domestic Operating Company Incorporated 144A	5.38	5-1-2025	745,000	738,557
NCL Corporation Limited 144A	5.88	3-15-2026	1,945,000	1,572,815
NCL Corporation Limited 144A	5.88	2-15-2027	1,310,000	1,187,286
NCL Corporation Limited 144A	7.75	2-15-2029	830,000	674,038
Royal Caribbean Cruises Limited 144A	5.38	7-15-2027	200,000	154,727
Royal Caribbean Cruises Limited 144A	5.50	4-1-2028	875,000	660,625
Royal Caribbean Cruises Limited 144A	9.13	6-15-2023	2,080,000	2,096,869
Royal Caribbean Cruises Limited 144A	10.88	6-1-2023	700,000	712,691
Royal Caribbean Cruises Limited 144A	11.63	8-15-2027	1,195,000	1,171,291
Six Flags Entertainment Company 144A«	5.50	4-15-2027	350,000	320,948
Six Flags Entertainment Company 144A	7.00	7-1-2025	380,000	384,053
				18,487,030
Household durables: 0.31%
Allied Universal Holdco LLC 144A	6.63	7-15-2026	1,000,000	936,290
Multiline retail: 1.02%
LSF9 Atlantis Holdings LLC 144A	7.75	2-15-2026	1,350,000	1,248,756
Macy's Retail Holdings LLC 144A«	5.88	4-1-2029	1,920,000	1,661,760
Macy's Retail Holdings LLC 144A	6.13	3-15-2032	210,000	174,385
				3,084,901
Specialty retail: 1.94%
GAP Incorporated 144A	3.88	10-1-2031	1,725,000	1,196,313
Group 1 Automotive Incorporated 144A	4.00	8-15-2028	1,175,000	1,003,897
Michaels Companies Incorporated 144A	7.88	5-1-2029	1,090,000	724,850
NMG Holding Company Incorporated 144A	7.13	4-1-2026	1,325,000	1,239,629
Rent-A-Center Incorporated 144A	6.38	2-15-2029	1,980,000	1,672,466
				5,837,155
Textiles, apparel & luxury goods: 0.73%
G-III Apparel Group Limited 144A	7.88	8-15-2025	2,240,000	2,210,275
The accompanying notes are an integral part of these financial statements.

12  |  Allspring High Yield Bond Fund

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Consumer staples: 0.52%
Food products: 0.52%
CHS Incorporated 144A	5.25%	5-15-2030	$ 1,055,000	$ 799,194
CHS Incorporated 144A	6.88	4-15-2029	1,240,000	775,000
				1,574,194
Energy: 16.49%
Energy equipment & services: 3.56%
Bristow Group Incorporated 144A	6.88	3-1-2028	3,025,000	2,805,688
Hilcorp Energy Company 144A	5.75	2-1-2029	190,000	172,954
Hilcorp Energy Company 144A	6.00	4-15-2030	350,000	322,221
Hilcorp Energy Company 144A	6.25	11-1-2028	610,000	576,413
Hilcorp Energy Company 144A	6.25	4-15-2032	350,000	313,719
Oceaneering International Incorporated	4.65	11-15-2024	900,000	839,627
Oceaneering International Incorporated	6.00	2-1-2028	1,875,000	1,600,791
Pattern Energy Operations LP 144A	4.50	8-15-2028	3,250,000	2,928,398
USA Compression Partners LP	6.88	4-1-2026	1,150,000	1,078,528
USA Compression Partners LP	6.88	9-1-2027	100,000	92,444
				10,730,783
Oil, gas & consumable fuels: 12.93%
Aethon United 144A	8.25	2-15-2026	1,600,000	1,599,328
Antero Resources Corporation 144A	5.38	3-1-2030	695,000	654,179
Archrock Partners LP 144A	6.25	4-1-2028	415,000	377,650
Archrock Partners LP 144A	6.88	4-1-2027	1,300,000	1,218,750
Buckeye Partners LP 144A	4.13	3-1-2025	760,000	710,622
Buckeye Partners LP 144A	4.50	3-1-2028	1,025,000	907,494
Cheniere Energy Partners LP	4.50	10-1-2029	1,000,000	920,825
CQP Holdco LP 144A	5.50	6-15-2031	2,075,000	1,835,275
Crestwood Midstream Partners LP	5.75	4-1-2025	1,870,000	1,802,259
DT Midstream Incorporated 144A	4.38	6-15-2031	2,475,000	2,116,125
Encino Acquisition Partners Company 144A	8.50	5-1-2028	2,735,000	2,603,852
EnLink Midstream Partners LP	5.38	6-1-2029	2,360,000	2,206,600
EnLink Midstream Partners LP	5.45	6-1-2047	870,000	664,463
EnLink Midstream Partners LP 144A	6.50	9-1-2030	1,050,000	1,044,750
Enviva Partners LP 144A	6.50	1-15-2026	4,115,000	3,997,105
EQM Midstream Partners 144A	7.50	6-1-2027	20,000	19,777
EQM Midstream Partners 144A	7.50	6-1-2030	815,000	809,140
Harvest Midstream LP 144A	7.50	9-1-2028	1,000,000	946,138
Hess Midstream Operation Company 144A	5.50	10-15-2030	205,000	186,655
Kinetik Holdings LP Company 144A	5.88	6-15-2030	810,000	770,561
Murphy Oil Corporation	5.75	8-15-2025	150,000	148,573
Murphy Oil Corporation	6.38	7-15-2028	1,800,000	1,772,568
Nabors Industries Limited 144A	7.38	5-15-2027	1,240,000	1,196,600
New Fortress Energy Incorporated 144A	6.50	9-30-2026	2,175,000	2,060,486
Occidental Petroleum Corporation	6.45	9-15-2036	3,800,000	4,061,022
Rockies Express Pipeline LLC 144A	6.88	4-15-2040	975,000	811,502
Southwestern Energy Company	4.75	2-1-2032	1,825,000	1,626,736
Tallgrass Energy Partners LP 144A	6.00	12-31-2030	20,000	17,505
Tallgrass Energy Partners LP 144A	6.00	9-1-2031	155,000	135,625
Tallgrass Energy Partners LP 144A	7.50	10-1-2025	500,000	500,625
Western Midstream Operating LP	5.30	3-1-2048	1,500,000	1,318,920
				39,041,710
The accompanying notes are an integral part of these financial statements.

Allspring High Yield Bond Fund  |  13

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Financials: 13.54%
Capital markets: 0.54%
MSCI Incorporated 144A	4.00%	11-15-2029	$ 900,000	$ 801,099
Oppenheimer Holdings Incorporated	5.50	10-1-2025	825,000	821,411
				1,622,510
Consumer finance: 5.84%
FirstCash Incorporated 144A	4.63	9-1-2028	1,375,000	1,190,562
FirstCash Incorporated 144A	5.63	1-1-2030	210,000	187,950
Ford Motor Credit Company LLC	4.39	1-8-2026	2,800,000	2,636,144
Ford Motor Credit Company LLC	5.11	5-3-2029	3,325,000	3,072,882
Ford Motor Credit Company LLC	5.13	6-16-2025	200,000	195,368
LFS TopCo LLC 144A	5.88	10-15-2026	895,000	728,653
Navient Corporation	5.00	3-15-2027	1,325,000	1,134,357
Navient Corporation	5.50	3-15-2029	1,450,000	1,174,554
Navient Corporation	5.63	8-1-2033	700,000	522,898
Navient Corporation	5.88	10-25-2024	350,000	336,068
OneMain Finance Corporation	5.38	11-15-2029	935,000	774,376
OneMain Finance Corporation	7.13	3-15-2026	575,000	535,607
PECF USS Intermediate Holding III Corporation 144A	8.00	11-15-2029	1,625,000	1,357,133
PRA Group Incorporated 144A	5.00	10-1-2029	2,075,000	1,787,858
Rocket Mortgage LLC 144A	2.88	10-15-2026	1,375,000	1,155,000
Rocket Mortgage LLC 144A	4.00	10-15-2033	1,135,000	845,697
				17,635,107
Diversified financial services: 1.63%
Hat Holdings LLC 144A	3.38	6-15-2026	850,000	737,622
Hat Holdings LLC 144A	6.00	4-15-2025	890,000	862,362
LPL Holdings Incorporated 144A	4.38	5-15-2031	2,475,000	2,178,124
United Wholesale Mortgage LLC 144A	5.50	11-15-2025	1,310,000	1,156,075
				4,934,183
Insurance: 2.00%
Amwins Group Incorporated 144A	4.88	6-30-2029	1,490,000	1,296,340
AssuredPartners Incorporated 144A	5.63	1-15-2029	1,050,000	872,771
Broadstreet Partners Incorporated 144A	5.88	4-15-2029	2,425,000	1,999,621
HUB International Limited 144A	5.63	12-1-2029	500,000	437,326
HUB International Limited 144A	7.00	5-1-2026	385,000	377,206
Ryan Specialty Group LLC 144A	4.38	2-1-2030	1,165,000	1,049,956
				6,033,220
Mortgage REITs: 1.19%
Blackstone Mortgage Trust Incorporated 144A	3.75	1-15-2027	940,000	817,941
Starwood Property Trust Incorporated 144A	4.38	1-15-2027	1,495,000	1,330,550
Starwood Property Trust Incorporated	4.75	3-15-2025	1,510,000	1,437,822
				3,586,313
Thrifts & mortgage finance: 2.34%
Enact Holdings Incorporated 144A	6.50	8-15-2025	3,170,000	3,027,350
Ladder Capital Finance Holdings LP 144A	4.25	2-1-2027	3,250,000	2,842,963
Ladder Capital Finance Holdings LP 144A	4.75	6-15-2029	100,000	84,735
United Wholesale Mortgage LLC 144A	5.50	4-15-2029	1,440,000	1,120,205
				7,075,253
The accompanying notes are an integral part of these financial statements.

14  |  Allspring High Yield Bond Fund

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Health care: 2.01%
Health care providers & services: 1.89%
180 Medical Incorporated 144A	3.88%	10-15-2029	$ 2,025,000	$ 1,762,953
Air Methods Corporation 144A«	8.00	5-15-2025	755,000	421,120
Davita Incorporated 144A	4.63	6-1-2030	2,480,000	1,996,499
Pediatrix Medical Group 144A«	5.38	2-15-2030	830,000	707,550
Tenet Healthcare Corporation 144A	4.88	1-1-2026	875,000	831,250
				5,719,372
Life sciences tools & services: 0.12%
Charles River Laboratories Incorporated 144A	4.00	3-15-2031	425,000	360,726
Industrials: 9.77%
Aerospace & defense: 2.18%
Spirit AeroSystems Holdings Incorporated 144A	5.50	1-15-2025	2,635,000	2,579,981
Spirit AeroSystems Holdings Incorporated 144A	7.50	4-15-2025	840,000	821,444
TransDigm Group Incorporated	6.38	6-15-2026	2,000,000	1,920,000
TransDigm Group Incorporated	7.50	3-15-2027	1,300,000	1,267,500
				6,588,925
Airlines: 1.84%
American Airlines Group Incorporated 144A	5.75	4-20-2029	660,000	595,808
Hawaiian Brand Intellectual Property Limited 144A	5.75	1-20-2026	3,575,000	3,263,206
Spirit Loyalty Cayman Limited 144A	8.00	9-20-2025	1,660,000	1,686,012
				5,545,026
Commercial services & supplies: 1.97%
Allied Universal Holdco LLC 144A	6.00	6-1-2029	2,205,000	1,636,540
Aramark Services Incorporated 144A	6.38	5-1-2025	1,555,000	1,541,394
CoreCivic Incorporated	8.25	4-15-2026	2,810,000	2,777,940
				5,955,874
Electrical equipment: 0.34%
Sensata Technologies BV 144A	5.88	9-1-2030	1,060,000	1,036,129
Electronic equipment, instruments & components: 0.55%
Wesco Distribution Incorporated 144A	7.13	6-15-2025	1,660,000	1,660,298
Machinery: 0.78%
Stevens Holding Company Incorporated 144A	6.13	10-1-2026	1,165,000	1,156,263
TK Elevator US Newco Incorporated 144A	5.25	7-15-2027	1,300,000	1,183,000
				2,339,263
Road & rail: 1.25%
Uber Technologies Incorporated 144A	4.50	8-15-2029	2,025,000	1,757,953
Uber Technologies Incorporated 144A	8.00	11-1-2026	2,000,000	2,020,545
				3,778,498
Trading companies & distributors: 0.86%
Fortress Transportation & Infrastructure Investors LLC 144A	5.50	5-1-2028	2,205,000	1,876,168
Fortress Transportation & Infrastructure Investors LLC 144A	6.50	10-1-2025	50,000	46,583
Fortress Transportation & Infrastructure Investors LLC 144A	9.75	8-1-2027	675,000	676,637
				2,599,388
The accompanying notes are an integral part of these financial statements.

Allspring High Yield Bond Fund  |  15

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Information technology: 4.45%
Communications equipment: 0.45%
Ciena Corporation 144A	4.00%	1-31-2030	$ 585,000	$ 505,294
CommScope Technologies LLC 144A	4.75	9-1-2029	415,000	353,144
CommScope Technologies LLC 144A	5.00	3-15-2027	620,000	489,313
				1,347,751
IT services: 1.54%
Sabre GLBL Incorporated 144A	7.38	9-1-2025	435,000	412,119
Sabre GLBL Incorporated 144A	9.25	4-15-2025	4,315,000	4,251,526
				4,663,645
Semiconductors & semiconductor equipment: 0.16%
QORVO Incorporated 144A	3.38	4-1-2031	610,000	488,366
Software: 2.30%
Fair Isaac Corporation 144A	5.25	5-15-2026	750,000	725,543
MPH Acquisition Holdings LLC 144A	5.50	9-1-2028	820,000	699,050
MPH Acquisition Holdings LLC 144A«	5.75	11-1-2028	2,235,000	1,774,590
NCR Corporation 144A	6.13	9-1-2029	1,575,000	1,501,823
NortonLifeLock Incorporated 144A	5.00	4-15-2025	1,510,000	1,490,370
SS&C Technologies Incorporated 144A	5.50	9-30-2027	800,000	758,040
				6,949,416
Materials: 3.88%
Chemicals: 1.31%
Avient Corporation 144A	7.13	8-1-2030	405,000	399,905
Celanese US Holding LLC	6.05	3-15-2025	1,580,000	1,584,018
Chemours Company 144A	4.63	11-15-2029	1,300,000	1,072,500
Olympus Water US Holding Corporation 144A	4.25	10-1-2028	1,125,000	914,625
				3,971,048
Containers & packaging: 2.26%
Ball Corporation	2.88	8-15-2030	935,000	758,350
Berry Global Incorporated 144A	5.63	7-15-2027	2,450,000	2,392,425
Clydesdale Acquisition Holdings Incorporated 144A	8.75	4-15-2030	970,000	843,444
Crown Cork & Seal Company Incorporated	7.38	12-15-2026	1,035,000	1,081,575
Owens-Brockway Packaging Incorporated 144A	5.88	8-15-2023	1,176,000	1,169,062
Sealed Air Corporation 144A	5.00	4-15-2029	410,000	389,500
Sealed Air Corporation 144A	5.50	9-15-2025	200,000	199,000
				6,833,356
Metals & mining: 0.31%
Arches Buyer Incorporated 144A	4.25	6-1-2028	725,000	583,625
Cleveland-Cliffs Incorporated	5.88	6-1-2027	355,000	339,913
				923,538
Real estate: 2.05%
Equity REITs: 2.05%
Iron Mountain Incorporated 144A	4.50	2-15-2031	3,800,000	3,156,736
The accompanying notes are an integral part of these financial statements.

16  |  Allspring High Yield Bond Fund

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Equity REITs (continued)
Service Properties Trust Company	4.95%	2-15-2027	$ 3,700,000	$ 2,996,493
Service Properties Trust Company	5.25	2-15-2026	50,000	42,554
				6,195,783
Utilities: 2.97%
Electric utilities: 0.95%
NextEra Energy Operating Partners LP 144A	4.25	7-15-2024	174,000	167,651
NextEra Energy Operating Partners LP 144A	4.50	9-15-2027	890,000	823,250
PG&E Corporation	5.25	7-1-2030	2,175,000	1,880,288
				2,871,189
Independent power & renewable electricity producers: 2.02%
NSG Holdings LLC 144A	7.75	12-15-2025	172,888	167,269
TerraForm Power Operating LLC 144A	5.00	1-31-2028	4,830,000	4,427,027
Vistra Operations Company LLC 144A	4.38	5-1-2029	1,300,000	1,133,340
Vistra Operations Company LLC 144A	5.63	2-15-2027	375,000	360,938
				6,088,574
Total Corporate bonds and notes (Cost $267,855,931)				239,030,712
Loans: 7.68%
Communication services: 0.18%
Media: 0.18%
Clear Channel Outdoor Holdings (1 Month LIBOR +3.50%) <±	5.94	8-21-2026	585,000	540,558
Consumer discretionary: 0.44%
Hotels, restaurants & leisure: 0.18%
Dave & Buster's Incorporated (U.S. SOFR 1 Month 5.00%) <±	7.46	6-29-2029	560,000	546,465
Multiline retail: 0.14%
LSF9 Atlantis Holdings LLC (U.S. SOFR 1 Month +7.25%) ‡±	9.30	3-31-2029	425,000	413,313
Specialty retail: 0.12%
Michaels Companies Incorporated (1 Month LIBOR +4.25%) ±	6.50	4-15-2028	462,663	382,132
Energy: 1.75%
Oil, gas & consumable fuels: 1.75%
GIP II Blue Holdings LP (1 Month LIBOR +4.50%) ±	6.75	9-29-2028	2,174,160	2,149,701
GIP III Stetson I LP (3 Month LIBOR +4.25%) ±	6.77	7-18-2025	2,693,160	2,573,099
M6 ETX Holdings II MidCo LLC (U.S. SOFR 1 Month 4.50%) <±	7.12	8-10-2029	560,000	551,253
				5,274,053
Financials: 1.95%
Diversified financial services: 1.48%
CTC Holdings LP (U.S. SOFR 1 Month +5.00%) ‡±	8.36	2-20-2029	289,275	279,150
Intelsat Jackson Holdings SA (U.S. SOFR 1 Month +4.50%) <±	7.44	2-1-2029	2,636,420	2,493,605
The accompanying notes are an integral part of these financial statements.

Allspring High Yield Bond Fund  |  17

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Diversified financial services (continued)
Russell Investments US Institutional Holdco Incorporated (1 Month LIBOR +3.50%) ±	5.00%	5-30-2025	$ 954,513	$ 901,423
Solis IV BV (U.S. SOFR 1 Month +3.50%) ±	6.34	2-26-2029	930,000	810,495
				4,484,673
Insurance: 0.47%
Asurion LLC (1 Month LIBOR +5.25%) <±	5.36	11-3-2023	775,000	722,044
Asurion LLC (1 Month LIBOR +5.25%) ±	7.77	1-31-2028	800,000	684,000
				1,406,044
Health care: 0.85%
Health care technology: 0.34%
Athenahealth Incorporated (U.S. SOFR 1 Month +3.50%) ±	5.79	2-15-2029	154,228	147,288
Athenahealth Incorporated (U.S. SOFR 1 Month +3.50%) ±	5.79	2-15-2029	909,946	868,999
				1,016,287
Pharmaceuticals: 0.51%
Bausch Health Companies Incorporated (U.S. SOFR 1 Month +5.25%) <±	7.66	2-1-2027	1,935,000	1,538,325
Industrials: 1.76%
Airlines: 0.73%
Mileage Plus Holdings LLC (1 Month LIBOR +5.25%) ±	7.31	6-21-2027	1,400,000	1,419,908
SkyMiles IP Limited (3 Month LIBOR +3.75%) ±	6.46	10-20-2027	790,000	799,448
				2,219,356
Commercial services & supplies: 1.03%
Amentum Government Services Holdings LLC (U.S. SOFR 1 Month +4.00%) ±	5.60	2-15-2029	440,000	427,627
Polaris Newco LLC (1 Month LIBOR +4.00%) ±	6.52	6-2-2028	1,073,603	1,028,919
The Geo Group Incorporated (3 Month LIBOR +2.00%) ±	4.79	3-22-2024	1,798,595	1,651,281
				3,107,827
Information technology: 0.75%
Software: 0.75%
Emerald Topco Incorporated (1 Month LIBOR +3.50%) ±	6.02	7-24-2026	1,291,662	1,235,475
McAfee Corporation (U.S. SOFR 1 Month +3.75%) ±	6.16	3-1-2029	1,070,000	1,012,488
				2,247,963
Total Loans (Cost $24,292,913)				23,176,996
Yankee corporate bonds and notes: 9.49%
Communication services: 1.38%
Media: 0.57%
Videotron Limited 144A	5.13	4-15-2027	1,850,000	1,734,375
Wireless telecommunication services: 0.81%
Connect U.S. Finco LLC 144A	6.75	10-1-2026	1,150,000	1,054,527
VMED O2 UK Financing I plc 144A	4.75	7-15-2031	1,675,000	1,378,734
				2,433,261
The accompanying notes are an integral part of these financial statements.

18  |  Allspring High Yield Bond Fund

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Energy: 1.31%
Oil, gas & consumable fuels: 1.31%
Baytex Energy Corporation 144A	8.75%	4-1-2027	$ 1,780,000	$ 1,820,050
Northriver Midstream Finance LP 144A	5.63	2-15-2026	2,230,000	2,140,800
				3,960,850
Financials: 1.03%
Diversified financial services: 1.03%
Castlelake Aviation Finance 144A	5.00	4-15-2027	1,905,000	1,642,747
New Red Finance Incorporated 144A	3.88	1-15-2028	850,000	755,574
New Red Finance Incorporated 144A	4.00	10-15-2030	875,000	710,119
				3,108,440
Health care: 1.55%
Biotechnology: 0.50%
Grifols Escrow Issuer SA 144A	4.75	10-15-2028	1,800,000	1,500,394
Pharmaceuticals: 1.05%
Bausch Health Companies Incorporated 144A	4.88	6-1-2028	770,000	532,270
Bausch Health Companies Incorporated 144A	5.25	1-30-2030	2,815,000	1,041,550
Teva Pharmaceutical Finance Netherlands III BV	4.75	5-9-2027	185,000	161,816
Teva Pharmaceutical Finance Netherlands III BV	6.00	4-15-2024	970,000	942,239
Teva Pharmaceutical Finance Netherlands III BV	6.75	3-1-2028	500,000	477,890
				3,155,765
Industrials: 3.10%
Aerospace & defense: 0.51%
Bombardier Incorporated 144A	7.88	4-15-2027	1,620,000	1,551,231
Airlines: 1.22%
Air Canada Pass-Through Trust Series 2020-1 Class C 144A	10.50	7-15-2026	2,475,000	2,593,533
VistaJet Malta Finance PLC 144A	6.38	2-1-2030	1,250,000	1,075,000
				3,668,533
Electrical equipment: 0.71%
Sensata Technologies BV 144A	4.00	4-15-2029	2,490,000	2,149,742
Trading companies & distributors: 0.66%
Fly Leasing Limited 144A	7.00	10-15-2024	3,625,000	1,993,750
Materials: 1.12%
Containers & packaging: 0.81%
Ardagh Packaging Finance plc 144A	5.25	4-30-2025	1,500,000	1,418,678
Ardagh Packaging Finance plc 144A	6.00	6-15-2027	1,050,000	1,029,250
				2,447,928
Metals & mining: 0.31%
Constellium SE 144A	5.88	2-15-2026	975,000	937,728
Total Yankee corporate bonds and notes (Cost $34,847,610)				28,641,997

The accompanying notes are an integral part of these financial statements.

Allspring High Yield Bond Fund  |  19

Portfolio of investments—August 31, 2022

		Yield	Shares	Value
Short-term investments: 4.43%
Investment companies: 4.43%
Allspring Government Money Market Fund Select Class ♠∞##		2.09%	11,285,787	$ 11,285,787
Securities Lending Cash Investments LLC ♠∩∞		2.39	2,080,069	2,080,069
				13,365,856
Total Short-term investments (Cost $13,365,856)				13,365,856
Total investments in securities (Cost $341,582,444)	101.19%			305,522,796
Other assets and liabilities, net	(1.19)			(3,586,004)
Total net assets	100.00%			$301,936,792

†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
<	All or a portion of the position represents an unfunded loan commitment. The rate represents the current interest rate if the loan is partially funded.
±	Variable rate investment. The rate shown is the rate in effect at period end.
‡	Security is valued using significant unobservable inputs.
##	All or a portion of this security is segregated for unfunded loans.
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
LIBOR	London Interbank Offered Rate
REIT	Real estate investment trust
SOFR	Secured Overnight Financing Rate
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$1,030,349	$243,984,263	$(233,728,825)	$0	$0	$ 11,285,787	11,285,787	$ 75,681
Securities Lending Cash Investments LLC	7,814,000	82,487,170	(88,221,101)	0	0	2,080,069	2,080,069	32,292 #
				$0	$0	$13,365,856		$107,973

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

20  |  Allspring High Yield Bond Fund

Statement of assets and liabilities—August 31, 2022

Assets
Investments in unaffiliated securities (including $2,037,922 of securities loaned), at value (cost $328,216,588)	$ 292,156,940
Investments in affiliated securities, at value (cost $13,365,856)	13,365,856
Cash	20,099
Receivable for interest	4,715,835
Receivable for investments sold	1,868,186
Receivable for Fund shares sold	123,329
Receivable for securities lending income, net	6,514
Total assets	312,256,759
Liabilities
Payable for investments purchased	7,183,793
Payable upon receipt of securities loaned	2,080,069
Payable for Fund shares redeemed	585,980
Management fee payable	117,708
Dividends payable	78,308
Administration fees payable	35,140
Distribution fee payable	1,558
Trustees’ fees and expenses payable	362
Accrued expenses and other liabilities	237,049
Total liabilities	10,319,967
Total net assets	$301,936,792
Net assets consist of
Paid-in capital	$ 392,394,901
Total distributable loss	(90,458,109)
Total net assets	$301,936,792
Computation of net asset value and offering price per share
Net assets – Class A	$ 186,532,353
Shares outstanding – Class A1	63,932,264
Net asset value per share – Class A	$2.92
Maximum offering price per share – Class A2	$3.06
Net assets – Class C	$ 2,384,416
Shares outstanding – Class C1	814,885
Net asset value per share – Class C	$2.93
Net assets – Administrator Class	$ 14,044,715
Shares outstanding – Administrator Class[1]	4,807,939
Net asset value per share – Administrator Class	$2.92
Net assets – Institutional Class	$ 98,975,308
Shares outstanding – Institutional Class[1]	33,874,302
Net asset value per share – Institutional Class	$2.92
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Allspring High Yield Bond Fund  |  21

Statement of operations—year ended August 31, 2022

Investment income
Interest	$ 16,809,168
Dividends	343,450
Income from affiliated securities	221,472
Total investment income	17,374,090
Expenses
Management fee	1,931,162
Administration fees
Class A	340,208
Class C	5,119
Administrator Class	16,219
Institutional Class	95,257
Shareholder servicing fees
Class A	530,258
Class C	7,972
Administrator Class	40,420
Distribution fee
Class C	23,917
Custody and accounting fees	18,141
Professional fees	69,804
Registration fees	35,967
Shareholder report expenses	35,091
Trustees’ fees and expenses	20,393
Other fees and expenses	8,027
Total expenses	3,177,955
Less: Fee waivers and/or expense reimbursements
Fund-level	(278,295)
Class A	(29,861)
Administrator Class	(12,412)
Institutional Class	(88,338)
Net expenses	2,769,049
Net investment income	14,605,041
Realized and unrealized gains (losses) on investments
Net realized losses on investments	(8,111,652)
Net change in unrealized gains (losses) on investments	(50,715,580)
Net realized and unrealized gains (losses) on investments	(58,827,232)
Net decrease in net assets resulting from operations	$(44,222,191)
The accompanying notes are an integral part of these financial statements.

22  |  Allspring High Yield Bond Fund

Statement of changes in net assets

	Year ended August 31, 2022		Year ended August 31, 2021
Operations
Net investment income		$ 14,605,041		$ 12,884,421
Net realized gains (losses) on investments		(8,111,652)		11,162,085
Net change in unrealized gains (losses) on investments		(50,715,580)		2,699,989
Net increase (decrease) in net assets resulting from operations		(44,222,191)		26,746,495
Distributions to shareholders from
Net investment income and net realized gains
Class A		(8,681,745)		(8,074,306)
Class C		(104,228)		(134,538)
Administrator Class		(681,298)		(661,080)
Institutional Class		(5,359,209)		(4,056,776)
Total distributions to shareholders		(14,826,480)		(12,926,700)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,258,343	7,258,246	3,375,311	11,421,763
Class C	26,839	85,400	102,665	349,658
Administrator Class	126,614	418,863	309,396	1,048,199
Institutional Class	18,518,205	60,159,788	22,915,767	76,886,642
		67,922,297		89,706,262
Reinvestment of distributions
Class A	2,509,753	7,928,405	2,169,138	7,345,372
Class C	32,772	104,172	39,360	133,219
Administrator Class	201,763	638,979	183,842	622,697
Institutional Class	1,659,213	5,256,201	1,189,236	4,038,381
		13,927,757		12,139,669
Payment for shares redeemed
Class A	(9,975,519)	(32,130,537)	(11,816,630)	(39,953,404)
Class C	(434,843)	(1,408,617)	(1,424,599)	(4,819,114)
Administrator Class	(817,280)	(2,640,902)	(1,543,816)	(5,221,846)
Institutional Class	(21,193,164)	(66,599,574)	(11,261,048)	(38,184,989)
		(102,779,630)		(88,179,353)
Net increase (decrease) in net assets resulting from capital share transactions		(20,929,576)		13,666,578
Total increase (decrease) in net assets		(79,978,247)		27,486,373
Net assets
Beginning of period		381,915,039		354,428,666
End of period		$ 301,936,792		$381,915,039
The accompanying notes are an integral part of these financial statements.

Allspring High Yield Bond Fund  |  23

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$3.45	$3.33	$3.29	$3.28	$3.40
Net investment income	0.13	0.11	0.13	0.14	0.14
Payment from affiliate	0.00	0.00	0.00 [1]	0.00	0.00
Net realized and unrealized gains (losses) on investments	(0.53)	0.12	0.04	0.01	(0.12)
Total from investment operations	(0.40)	0.23	0.17	0.15	0.02
Distributions to shareholders from
Net investment income	(0.13)	(0.11)	(0.13)	(0.14)	(0.13)
Tax basis return of capital	0.00	0.00	0.00	0.00	(0.01)
Total distributions to shareholders	(0.13)	(0.11)	(0.13)	(0.14)	(0.14)
Net asset value, end of period	$2.92	$3.45	$3.33	$3.29	$3.28
Total return[2]	(11.76)%	7.07%	5.31% [3]	4.79%	0.68%
Ratios to average net assets (annualized)
Gross expenses	1.01%	1.01%	1.04%	1.04%	1.02%
Net expenses	0.92%	0.92%	0.93%	0.93%	0.93%
Net investment income	4.08%	3.29%	4.01%	4.36%	4.26%
Supplemental data
Portfolio turnover rate	138%	49%	34%	26%	18%
Net assets, end of period (000s omitted)	$186,532	$238,817	$251,410	$273,553	$272,170

[1]	Amount is less than $0.005.
[2]	Total return calculations do not include any sales charges.
[3]	During the year ended August 31, 2020, the Fund received a payment from an affiliate that had an impact of less than 0.005% on total return.
The accompanying notes are an integral part of these financial statements.

24  |  Allspring High Yield Bond Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$3.46	$3.34	$3.29	$3.28	$3.40
Net investment income	0.11 [1]	0.09 [1]	0.11 [1]	0.12 [1]	0.12
Payment from affiliate	0.00	0.00	0.01	0.00	0.00
Net realized and unrealized gains (losses) on investments	(0.53)	0.12	0.03	0.01	(0.12)
Total from investment operations	(0.42)	0.21	0.15	0.13	0.00
Distributions to shareholders from
Net investment income	(0.11)	(0.09)	(0.10)	(0.12)	(0.11)
Tax basis return of capital	0.00	0.00	0.00	0.00	(0.01)
Total distributions to shareholders	(0.11)	(0.09)	(0.10)	(0.12)	(0.12)
Net asset value, end of period	$2.93	$3.46	$3.34	$3.29	$3.28
Total return[2]	(12.39)%	6.25%	4.83% [3]	4.00%	(0.07)%
Ratios to average net assets (annualized)
Gross expenses	1.76%	1.76%	1.79%	1.79%	1.77%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income	3.26%	2.57%	3.25%	3.64%	3.51%
Supplemental data
Portfolio turnover rate	138%	49%	34%	26%	18%
Net assets, end of period (000s omitted)	$2,384	$4,123	$8,265	$12,220	$47,811

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	During the year ended August 31, 2020, the Fund received a payment from an affiliate that had a 0.31% impact on the total return.
The accompanying notes are an integral part of these financial statements.

Allspring High Yield Bond Fund  |  25

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$3.46	$3.34	$3.29	$3.29	$3.41
Net investment income	0.14	0.12 [1]	0.13	0.15 [1]	0.15
Net realized and unrealized gains (losses) on investments	(0.54)	0.12	0.05	0.00	(0.12)
Total from investment operations	(0.40)	0.24	0.18	0.15	0.03
Distributions to shareholders from
Net investment income	(0.14)	(0.12)	(0.13)	(0.15)	(0.14)
Tax basis return of capital	0.00	0.00	0.00	0.00	(0.01)
Total distributions to shareholders	(0.14)	(0.12)	(0.13)	(0.15)	(0.15)
Net asset value, end of period	$2.92	$3.46	$3.34	$3.29	$3.29
Total return	(11.91)%	7.20%	5.76%	4.60%	0.82%
Ratios to average net assets (annualized)
Gross expenses	0.95%	0.95%	0.99%	0.98%	0.96%
Net expenses	0.80%	0.79%	0.79%	0.80%	0.80%
Net investment income	4.20%	3.42%	4.14%	4.48%	4.39%
Supplemental data
Portfolio turnover rate	138%	49%	34%	26%	18%
Net assets, end of period (000s omitted)	$14,045	$18,317	$21,185	$24,667	$23,940

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

26  |  Allspring High Yield Bond Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$3.46	$3.34	$3.29	$3.28	$3.41
Net investment income	0.14	0.12	0.14	0.15	0.16
Net realized and unrealized gains (losses) on investments	(0.54)	0.13	0.05	0.01	(0.13)
Total from investment operations	(0.40)	0.25	0.19	0.16	0.03
Distributions to shareholders from
Net investment income	(0.14)	(0.13)	(0.14)	(0.15)	(0.15)
Tax basis return of capital	0.00	0.00	0.00	0.00	(0.01)
Total distributions to shareholders	(0.14)	(0.13)	(0.14)	(0.15)	(0.16)
Net asset value, end of period	$2.92	$3.46	$3.34	$3.29	$3.28
Total return	(11.68)%	7.48%	6.04%	5.20%	0.79%
Ratios to average net assets (annualized)
Gross expenses	0.68%	0.69%	0.71%	0.71%	0.69%
Net expenses	0.53%	0.53%	0.53%	0.53%	0.53%
Net investment income	4.50%	3.66%	4.39%	4.75%	4.67%
Supplemental data
Portfolio turnover rate	138%	49%	34%	26%	18%
Net assets, end of period (000s omitted)	$98,975	$120,658	$73,568	$75,877	$134,770
The accompanying notes are an integral part of these financial statements.

Allspring High Yield Bond Fund  |  27

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring High Yield Bond Fund (the "Fund") which is a diversified series of the Trust.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending

28  |  Allspring High Yield Bond Fund

Notes to financial statements
agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Loans
The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Dividend income is recognized on the ex-dividend date.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of August 31, 2022, the aggregate cost of all investments for federal income tax purposes was $341,853,351 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 139,472
Gross unrealized losses	(36,470,027)
Net unrealized losses	$(36,330,555)

Allspring High Yield Bond Fund  |  29

Notes to financial statements
As of August 31, 2022, the Fund had capital loss carryforwards which consisted of $30,449,454 in short-term capital losses and $24,059,308 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Energy	$ 539,805	$ 0	$ 0	$ 539,805
Financials	767,430	0	0	767,430
Corporate bonds and notes	0	239,030,712	0	239,030,712
Loans	0	22,484,533	692,463	23,176,996
Yankee corporate bonds and notes	0	28,641,997	0	28,641,997
Short-term investments
Investment companies	13,365,856	0	0	13,365,856
Total assets	$14,673,091	$290,157,242	$692,463	$305,522,796
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended August 31, 2022, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

30  |  Allspring High Yield Bond Fund

Notes to financial statements
Average daily net assets	Management fee
First $500 million	0.550%
Next $500 million	0.525
Next $2 billion	0.500
Next $2 billion	0.475
Next $5 billion	0.440
Over $10 billion	0.430
For the year ended August 31, 2022, the management fee was equivalent to an annual rate of 0.55% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.16%
Class C	0.16
Administrator Class	0.10
Institutional Class	0.08
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through December 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of August 31, 2022, the contractual expense caps are as follows:
Expense ratio caps
Class A	0.93%
Class C	1.68
Administrator Class	0.80
Institutional Class	0.53

Allspring High Yield Bond Fund  |  31

Notes to financial statements
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended August 31, 2022, Allspring Funds Distributor received $2,018 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended August 31, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $22,111,783, $(30,576,809) and $(6,196,986) in interfund purchases, sales and net realized gains (losses), respectively, during the year ended August 31, 2022.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended August 31, 2022 were $471,089,936 and $494,509,942, respectively.
As of August 31, 2022, the Fund had the following unfunded loan commitments:
	Unfunded commitments	Unrealized gain (loss)
Asurion LLC	$ 766,275	$ (44,231)
Bausch Health Companies Incorporated	535,288	(225,381)
Clear Channel Outdoor Holdings	536,738	3,820
Dave & Buster's Incorporated	557,200	(10,735)
Intelsat Jackson Holdings SA	2,047,343	(139,267)
M6 ETX Holdings II MidCo LLC	550,219	1,034
	$4,993,063	$(414,760)
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.

32  |  Allspring High Yield Bond Fund

Notes to financial statements
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of August 31, 2022, the Fund had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Bank of America Securities Incorporated	$741,903	$(741,903)	$0
BNP Paribas Securities Corporation	312,338	(312,338)	0
Credit Suisse Securities (USA) LLC	318,656	(318,656)	0
Jefferies LLC	218,569	(218,569)	0
Nomura Securities International Incorporated	99,520	(99,520)	0
UBS Securities LLC	346,936	(346,936)	0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee equal based on the unused balance is allocated to each participating fund.
For the year ended August 31, 2022, there were no borrowings by the Fund under the agreement.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $14,826,480 and $12,926,700 of ordinary income for the years ended August 31, 2022 and August 31, 2021, respectively.
As of August 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Unrealized losses	Capital loss carryforward
$483,412	$(36,330,555)	$(54,508,762)
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

Allspring High Yield Bond Fund  |  33

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring High Yield Bond Fund (formerly, Wells Fargo High Yield Bond Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of August 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian, transfer agent, agent banks and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
October 27, 2022

34  |  Allspring High Yield Bond Fund

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 2% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended August 31, 2022.
Pursuant to Section 854 of the Internal Revenue Code, $248,848 of income dividends paid during the fiscal year ended August 31, 2022 has been designated as qualified dividend income (QDI).
For the fiscal year ended August 31, 2022, $11,059,464 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring High Yield Bond Fund  |  35

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 124 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

36  |  Allspring High Yield Bond Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner, Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner, Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination Medical Center Corporation. Board member of the Minnesota Wild Foundation.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring High Yield Bond Fund  |  37

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

38  |  Allspring High Yield Bond Fund

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund's liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 24-25, 2022, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage the Fund’s liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Allspring High Yield Bond Fund  |  39

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0922-00062 10-22
A218/AR218 08-22

Annual Report
August 31, 2022
Allspring Short Duration
Government Bond Fund

The views expressed and any forward-looking statements are as of August 31, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Short Duration Government Bond Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Short Duration Government Bond Fund for the 12-month period that ended August 31, 2022. Globally, stocks and bonds experienced heightened volatility through the period. Non-U.S. securities fared the worst as the global economy faced multiple challenges. Bonds had historically poor performance during a difficult period, with major fixed income indexes all falling substantially for the 12-month period. The performance of non-U.S. investments was worsened by the strong U.S. dollar.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were wiped away by the highest rate of inflation in four decades, the impact of aggressive central bank rate hikes, more highly contagious COVID-19 variants, and the Russia-Ukraine war. The already-significant global supply-chain disruptions were compounded by China’s COVID-19 lockdowns.
For the 12-month period, both stocks and bonds registered significant losses, with U.S. large-cap stocks faring better overall than non-U.S. developed market equities and emerging market stocks. Fixed income securities were also deeply in the red, in a period of high inflation and sharply rising interest rates. For the period, U.S. stocks, based on the S&P 500 Index,1 lost 11.23%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -19.52%, while the MSCI EM Index (Net) (USD)3 had weaker performance with a decline of  21.80%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -11.52%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 tumbled 22.05%, the Bloomberg Municipal Bond Index6 declined 8.63%, and the ICE BofA U.S. High Yield Index7 fell 10.41%.
Rising inflation, COVID, and the Russian invasion of Ukraine drove market performance.
Global financial assets, except for commodities, began the period with a broad retreat in September 2021, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply-chain disruptions along with rising energy and food prices. Meanwhile, the Federal Reserve (Fed) indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional debt ceiling showdown, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
Elevated inflation pressures and the global supply bottleneck continued in October, but strong earnings provided a bright spot in the U.S., the eurozone, and many Asian countries. Government bond yields rose globally as central banks prepared to tighten monetary policy. Commodity prices continued to rise, driven by sharply higher energy costs.
“ Global financial assets, except for commodities, began the period with a broad retreat in September 2021, as concerns over inflation and the interest rate outlook depressed investor confidence.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Short Duration Government Bond Fund

Letter to shareholders (unaudited)
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury inflation-protected securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the U.S. Consumer Price Index (CPI),1 a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were adversely affected by the increased likelihood of multiple rate hikes in 2022.
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with ongoing high levels of volatility in March along with mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and signs of economic resilience accompanying higher prices.
In April, market volatility continued, with deepening losses across major capital markets, as both the S&P 500 and MSCI ACWI (Net)2 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak, creating a global ripple effect that compounded existing supply shortages. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
Market volatility continued in May, although markets recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation and geopolitical tensions that exacerbated high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with broad expectations of multiple rate hikes to come. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. The U.S. recorded a 3.6% unemployment rate, although labor market participation remained low. U.S. retail sales for April, released in May, indicated a fourth consecutive monthly increase, reflecting continued consumer resilience.
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
[2]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

Allspring Short Duration Government Bond Fund  |  3

Letter to shareholders (unaudited)
A historically bad year in financial markets continued in June with stocks posting further losses enroute to their worst first half of a year in 50 years. Bonds didn't fare much better. Driving the losses were the same factors that have been at play: rising global inflation and fears of recession as central banks increase rates to try to curb inflation, which climbed above 9% in June in the U.S. The Fed raised its short-term rate by another 0.75% in June. Meanwhile, U.S. economic data showed resilience as the U.S. unemployment rate held steady at 3.6% and the housing market was only marginally affected, so far, by sharply higher mortgage rates.
Markets rebounded in July, led by U.S. stocks. While evidence began to point to an economic slowdown, and possibly a recession after two consecutive quarters of economic contraction, the U.S. labor market remained surprisingly robust: July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices, major contributors to recent overall inflation, fell substantially from earlier highs. And while U.S. housing market data indicated a continued rise in home prices, home sales fell as houses became less affordable with mortgage rates at a 13-year high. The Fed raised the federal funds rate another 0.75% in July—to a range of 2.25% to 2.50%—and forecasts pointed to continued rate increases..
August was yet another broadly challenging month for financial markets, with more red ink flowing. Inflation persisted at historically high levels, cresting 9% in the eurozone and remaining above 8% in the U.S. despite the Fed’s aggressive monetary policy and a major drop in global crude oil and gasoline prices from their earlier peaks. The hint of a silver lining—and a questionable one—was the continued resilience of the U.S. jobs market. However, the dark smudge on that silver lining was the increased likelihood of further Fed rate hikes: The Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act. Its primary stated goals include: to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

4  |  Allspring Short Duration Government Bond Fund

This page is intentionally left blank.

Performance highlights (unaudited)
Investment objective	The Fund seeks to provide current income consistent with capital preservation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Maulik Bhansali, CFA®‡, Jarad Vasquez
Average annual total returns (%) as of August 31, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (MSDAX)	3-11-1996	-7.54	-0.33	0.06	-5.65	0.08	0.27	0.80	0.79
Class C (MSDCX)	5-31-2002	-7.26	-0.67	-0.33	-6.26	-0.67	-0.33	1.55	1.54
Class R6 (MSDRX)[3]	11-30-2012	–	–	–	-5.24	0.47	0.70	0.42	0.38
Administrator Class (MNSGX)	12-18-1992	–	–	–	-5.47	0.26	0.46	0.74	0.61
Institutional Class (WSGIX)	4-8-2005	–	–	–	-5.20	0.44	0.64	0.47	0.43
Bloomberg U.S. 1-3 Year Government Bond Index[4]	–	–	–	–	-4.03	0.75	0.72	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.
[2]	The manager has contractually committed through December 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.78% for Class A, 1.53% for Class C, 0.37% for Class R6, 0.60% for Administrator Class, and 0.42% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[4]	The Bloomberg U.S. 1–3 Year Government Bond Index is composed of all publicly issued, nonconvertible domestic debt of the U.S. government and its agencies. The index also includes corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum maturity of one year up to a maximum maturity of 2.9 years are included. You cannot invest directly in an index.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to mortgage- and asset-backed securities risk. The U.S. government guarantee applies to certain underlying securities and not to shares of the Fund. Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Short Duration Government Bond Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of August 31, 20221
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg U.S. 1-3 Year Government Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.

Allspring Short Duration Government Bond Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed its benchmark, the Bloomberg U.S. 1–3 Year Government Bond Index, for the 12-month period that ended August 31, 2022.
■	An overweight to the mortgage-backed securities (MBS) and asset-backed securities (ABS) sectors weighed on returns during this 12-month period, as spreads widened.
■	Security selection within agency MBS detracted, as shorter-duration, high-coupon MBS underperformed due to weakness on the front end of the curve.
■	Within the ABS sector, our positions in non-qualified (non-QM) residential mortgage-backed securities (RMBS) and student loan ABS detracted, as spreads widened.
■	With higher-coupon mortgages extending in duration, we increased exposure to seasoned hybrid adjustable-rate mortgages (ARMs) and collateralized mortgage obligations (CMOs).
After a weak first half of the year, U.S. economic growth appears to have recently improved, though downside risks seem likely to persist.
Manufacturing surveys have flattened out after steeply decelerating earlier in the year, helped by stabilizing new orders and ongoing order backlogs. At the same time, production should benefit from gradually improving supply chains. Services surveys have recently improved, with a broad array of categories still seeing strong demand, including a rise in purchases made on credit. Retail sales seemed to bounce back with the back-to-school season, offsetting some early caution on travel and entertainment categories. Consumer confidence has improved modestly from low levels, as there are early signs that a slowdown in inflation, especially seen in the recent decline in gasoline prices, could be helping household budgets somewhat.
Foreign demand for U.S. exports remains a wild card, given further evidence of disruptions in Europe, China, and other emerging markets, with some evidence of slowing in recent months.
A rise in exports would be welcome to help rebalance a historically large U.S. trade deficit and cushion any pullback in domestic consumption. On balance, there’s a strong chance that U.S. gross domestic product growth could rebound to a solidly positive figure for the third quarter, after negative figures for two consecutive quarters of 2022. Risks to growth, however, would still seem generally downside-biased, especially as much-needed economic rebalancing continues after the post-COVID-19 period of expansionary fiscal and monetary policy and as the economy recovers from historical supply shocks.
Ten largest holdings (%) as of August 31, 2022[1]
FHLMC, 2.80%, 5-1-2049	11.19
FNMA, 5.50%, 11-14-2052	5.58
FHLMC, 2.37%, 2-1-2046	5.55
FNMA, 3.47%, 7-1-2049	4.99
FHLMC, 2.45%, 6-1-2043	4.78
FHLMC, 2.98%, 1-1-2049	3.41
FHLMC, 2.79%, 4-1-2047	3.25
FHLMC, 3.50%, 2-1-2031	2.28
FHLMC, 2.78%, 9-1-2047	2.19
FHLMC, 2.42%, 10-1-2043	2.09
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Portfolio positioning continues to be driven by our bottom-up research and selection.
We ended the year with approximately 10% of the portfolio in agency CMOs, 11% in high-quality ABS and commercial mortgage-backed securities (CMBS), 21% in agency mortgage-backed pass-through securities (MBS), 46% in hybrid ARMs, 6% in non-agency residential MBS (non-QM), and the remainder in U.S. Treasury and agency debt. We remain overweight the MBS, ABS, and CMBS sectors and underweight the agency and U.S. Treasury sectors. Throughout the year and driven by bottom-up security selection opportunities, we maintained an overweight to longer-duration risk and an underweight to 2-year risk versus the benchmark.

8  |  Allspring Short Duration Government Bond Fund

Performance highlights (unaudited)
We increased exposure to agency mortgages during the period by adding seasoned hybrid ARMs.
We added deeply seasoned 10/1 ARMs (adjustable-rate mortgages that have a fixed rate for 10 years before re-adjusting their rate annually) with less than a year until the first reset in an out-of-competition situation. ARM origination has trended higher in recent months, giving rise to an attractive short-duration MBS opportunity set for the strategy, as other MBS opportunities have extended in duration. Given these will soon be biannually resetting coupons, these securities possess very minimal duration and convexity (the bonds' price sensitivity to interest rate movements), making them a great fit for the strategy. The nongovernment exposure declined somewhat, as we trimmed our positioning in non-agency RMBS, while we’ve added to high-quality cards and auto ABS as spreads widened.
Portfolio composition as of August 31, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. Allocations are subject to change and may have changed since the date specified.
Performance was challenged during the year by weakness in MBS as the Federal Reserve (Fed) withdraws liquidity from that particular market, and as securitized spreads widened, with credit fundamentals peaking.
Security selection within agency MBS detracted, as shorter-duration, high-coupon MBS underperformed due to weakness on the front end of the curve. Within the ABS sector, our positions in non-QM RMBS and student loan ABS detracted, as spreads widened materially during this 12-month period.
Our outlook remains cautiously optimistic.
Financial markets recovered from periods of oversold conditions earlier in the summer, though recently it seemed they had underestimated the resolve of policymakers to address inflation risks. Amid signs of stabilizing growth and potentially slowing inflation, U.S. Treasuries and equities rallied sharply in July through early August, which only served to embolden policymakers that saw a mismatch between market and policymaker expectations. The forward rate curve is pricing in a fairly aggressive path of rate hikes through year-end, with some value emerging in short-term Treasuries, though it appears that markets underestimated term premium risk in the degree of inversion between 2- and 10-year Treasuries given the risks of persistency in both inflation and policymakers’ responses. Greater volatility in rates is contributing to volatility in equities and credit spreads, where policymakers could judge financial conditions to remain overly accommodative given the need to fully tame inflation. Meanwhile, downside risks to growth and upside risks to inflation still seem salient looking out at least a few quarters, especially in a world prone to shocks. Elevated volatility seems likely until the adverse biases of risk in both inflation and growth show more sustainable signs of balancing out, which would in turn inform the direction of policy.
Measures of inflation have shown signs of improvement in recent weeks, especially in high frequency categories such as fuel prices, with caution warranted on categories that have shown more persistent inflation, including housing costs and non-durable goods.
In July, the Fed’s preferred inflation measure, the core personal consumption expenditures deflator, came in at 0.1%, a welcome step down from the prior month’s 0.6% figure. As a result, the year-over-year reading decelerated to 4.6%, representing an ongoing gradual improvement from the high-water mark of 5.3% in February. Commodity prices have now plunged in the wake of the price spike early in the year, especially helping transportation-related categories.
Policymakers continue to focus on inflation figures that have been considerably higher than expected and persistent in order to get ahead of any entrenchment of expectations that could further damage the economy.
Another unusually large interest rate increase of up to 75 bps could occur in September, and additional rate increases seem likely, depending on incoming data, likely resulting in a policy rate approaching or even exceeding 3.5% by year-end. At the same time, the Fed continues to intend to reduce Treasury holdings by $60 billion per month by September, along with mortgage holdings of $35 billion per month. Finally, policymakers are now cautioning that once policy rate increases slow, potentially around year-end, a pivot toward rate cuts could be slow to materialize. Even if a sustained period of below-trend growth emerges, including the softening of labor market conditions, monetary policymakers will remain focused on inflation as their highest priority.
We aim to remain nimble and agile, and we stand ready to take advantage of security selection opportunities as they arise.

Allspring Short Duration Government Bond Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2022 to August 31, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 3-1-2022	Ending account value 8-31-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 966.89	$3.87	0.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.27	$3.97	0.78%
Class C
Actual	$1,000.00	$ 964.22	$7.53	1.52%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.54	$7.73	1.52%
Class R6
Actual	$1,000.00	$ 969.02	$1.84	0.37%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.34	$1.89	0.37%
Administrator Class
Actual	$1,000.00	$ 967.86	$2.98	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$3.06	0.60%
Institutional Class
Actual	$1,000.00	$ 968.72	$2.08	0.42%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.09	$2.14	0.42%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half-year period).

10  |  Allspring Short Duration Government Bond Fund

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Agency securities: 77.15%
FHLMC (12 Month LIBOR +1.62%) ±	2.37%	2-1-2046	$24,082,948	$ 24,282,086
FHLMC (12 Month LIBOR +1.85%) ±	2.41	5-1-2042	600,608	610,704
FHLMC (12 Month LIBOR +1.63%) ±	2.42	10-1-2043	9,132,179	9,159,634
FHLMC (12 Month LIBOR +1.62%) ±	2.44	8-1-2046	7,128,025	7,172,043
FHLMC (12 Month LIBOR +1.66%) ±	2.45	6-1-2043	20,649,886	20,945,835
FHLMC (12 Month LIBOR +1.65%) ±	2.46	9-1-2045	6,967,276	6,995,031
FHLMC	2.50	5-15-2047	6,557,196	6,305,587
FHLMC (12 Month LIBOR +1.63%) ±	2.57	10-1-2043	6,959,390	7,010,565
FHLMC (12 Month LIBOR +1.68%) ±	2.78	9-1-2047	9,445,675	9,573,223
FHLMC (12 Month LIBOR +1.63%) ±	2.79	4-1-2047	14,143,017	14,231,759
FHLMC (12 Month LIBOR +1.64%) ±	2.80	5-1-2049	49,444,018	48,989,599
FHLMC (12 Month LIBOR +1.64%) ±	2.83	7-1-2047	1,702,295	1,673,356
FHLMC (12 Month LIBOR +1.63%) ±	2.98	1-1-2049	14,907,308	14,940,493
FHLMC	3.50	2-1-2031	10,104,384	9,980,997
FHLMC	3.50	3-1-2031	967,069	955,204
FHLMC (30 Day Average U.S. SOFR +2.13%) ±	4.21	6-1-2052	4,643,001	4,599,665
FHLMC Series 3632 Class PK	5.00	2-15-2040	1,485,076	1,510,805
FHLMC Series 4426 Class QC	1.75	7-15-2037	2,384,340	2,240,771
FHLMC Series 4940 Class AG	3.00	5-15-2040	8,318,998	7,926,544
FNMA (12 Month LIBOR +1.60%) ±	2.31	9-1-2043	3,684,395	3,733,348
FNMA (12 Month LIBOR +1.56%) ±	2.48	9-1-2045	786,792	786,150
FNMA (12 Month LIBOR +1.69%) ±	2.54	11-1-2042	881,499	909,149
FNMA (12 Month LIBOR +1.58%) ±	2.65	1-1-2046	777,258	791,334
FNMA (12 Month LIBOR +1.58%) ±	2.67	2-1-2046	1,001,239	1,021,633
FNMA (12 Month LIBOR +1.58%) ±	2.73	6-1-2045	571,904	580,290
FNMA (12 Month LIBOR +1.59%) ±	2.90	5-1-2047	1,685,097	1,717,102
FNMA	3.00	4-1-2035	3,841,154	3,730,238
FNMA	3.00	5-25-2035	9,185,648	9,006,255
FNMA	3.00	12-1-2035	2,602,880	2,532,582
FNMA	3.00	8-1-2036	3,419,812	3,291,866
FNMA (12 Month LIBOR +1.61%) ±	3.47	7-1-2049	22,280,255	21,844,767
FNMA	3.50	6-1-2035	1,474,609	1,449,273
FNMA	3.50	7-1-2043	2,497,896	2,446,896
FNMA (1 Year Treasury Constant Maturity +2.04%) ±	3.94	3-1-2049	2,542,412	2,539,606
FNMA	4.00	2-1-2034	2,279,487	2,279,799
FNMA	4.00	6-1-2038	5,505,925	5,514,073
FNMA	4.50	7-1-2048	1,947,419	1,979,037
FNMA ##	4.50	10-1-2048	4,992,354	5,088,840
FNMA	4.50	11-1-2049	1,486,924	1,525,772
FNMA	5.00	10-1-2040	657,344	686,040
FNMA	5.00	1-1-2049	1,882,095	1,945,597
FNMA	5.00	8-1-2049	2,436,738	2,525,564
FNMA	5.00	11-1-2049	2,435,434	2,527,746
FNMA	5.00	12-1-2049	1,253,170	1,307,110
FNMA %%	5.00	9-15-2052	3,400,000	3,431,078
FNMA	5.50	6-1-2049	2,893,068	3,063,268
FNMA %%	5.50	11-14-2052	24,000,000	24,413,548
FNMA Series 2019-15 Class AB	3.50	5-25-2053	8,386,575	8,277,240
FNMA Series 2019-33 Class MA	3.50	7-25-2055	6,480,929	6,426,634
GNMA	4.00	9-20-2044	856,111	853,990
GNMA	4.00	12-20-2044	1,038,751	1,036,165
GNMA	4.00	1-20-2045	703,845	702,092
GNMA	4.50	6-20-2048	1,523,933	1,538,805
GNMA	5.00	3-20-2048	516,257	532,547
The accompanying notes are an integral part of these financial statements.

Allspring Short Duration Government Bond Fund  |  11

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
GNMA	5.00%	3-20-2049	$562,530	$ 587,395
GNMA	5.50	1-20-2049	58,519	60,534
GNMA	5.50	5-20-2049	4,286,865	4,467,050
GNMA Series 2018-11 Class PC	2.75	12-20-2047	1,409,662	1,340,181
GNMA Series 2019-132 Class NA	3.50	9-20-2049	193,402	190,801
Total Agency securities (Cost $347,868,065)				337,785,296
Asset-backed securities: 10.73%
AmeriCredit Automobile Receivables Series 2022-1 Class A3	2.45	11-18-2026	2,271,000	2,215,041
Hertz Vehicle Financing LLC Series 2022-1A Class A 144A	1.99	6-25-2026	4,756,000	4,420,963
Navient Student Loan Trust Series 2019-GA Class A 144A	2.40	10-15-2068	1,881,397	1,795,161
Navient Student Loan Trust Series 2020-DA Class A 144A	1.69	5-15-2069	4,055,145	3,761,663
Navient Student Loan Trust Series 2020-GA Class A 144A	1.17	9-16-2069	1,427,883	1,307,680
Navient Student Loan Trust Series 2020-HA Class A 144A	1.31	1-15-2069	845,897	779,907
Navient Student Loan Trust Series 2020-IA Class A1A 144A	1.33	4-15-2069	4,917,418	4,430,334
Navient Student Loan Trust Series 2021-A Class A 144A	0.84	5-15-2069	1,011,258	909,059
Nelnet Student Loan Trust Series 2004-4 Class A5 (3 Month LIBOR +0.16%) ±	2.94	1-25-2037	2,119,210	2,054,950
Nelnet Student Loan Trust Series 2012-1A Class A (1 Month LIBOR +0.80%) 144A±	3.24	12-27-2039	1,342,961	1,320,709
Nelnet Student Loan Trust Series 2016-1A Class A (1 Month LIBOR +0.80%) 144A±	3.24	9-25-2065	3,450,818	3,402,435
Santander Drive Auto Receivables Series 2022-3 Class A3	3.40	12-15-2026	2,959,000	2,921,412
SLC Student Loan Trust Series 2010-1 Class A (3 Month LIBOR +0.88%) ±	3.87	11-25-2042	604,352	598,494
SLM Student Loan Trust Series 2012-3 Class A (1 Month LIBOR +0.65%) ±	3.09	12-27-2038	4,133,498	4,001,632
SMB Private Education Loan Trust Series 2016-B Class A2B (1 Month LIBOR +1.45%) 144A±	3.84	2-17-2032	767,187	766,267
SMB Private Education Loan Trust Series 2021-A Class APT1 144A	1.07	1-15-2053	4,371,209	3,882,422
SoFi Professional Loan Program LLC Series 2017-E Class A2B 144A	2.72	11-26-2040	131,824	131,052
SoFi Professional Loan Program LLC Series 2020-C Class AFX 144A	1.95	2-15-2046	743,759	694,736
SoFi Professional Loan Program LLC Series 2021-A Class AFX 144A	1.03	8-17-2043	2,552,392	2,278,882
Westlake Automobile Receivables Series 2022-1A 144A	2.42	7-15-2025	2,267,000	2,209,677
World Omni Automobile Lease Series 2022-A Class A3	3.21	2-18-2025	3,153,000	3,114,370
Total Asset-backed securities (Cost $49,778,712)				46,996,846
Non-agency mortgage-backed securities: 8.59%
Angel Oak Mortgage Trust Series 2019-2 Class A1 144A±±	3.63	3-25-2049	17,701	17,633
Angel Oak Mortgage Trust Series 2020-5 Class A1 144A±±	1.37	5-25-2065	737,413	696,375
Angel Oak Mortgage Trust Series 2021-1 Class A1 144A±±	0.91	1-25-2066	3,368,897	3,030,337
Bunker Hill Loan Depositary Trust Series 2019-2 Class A1 144A±±	2.88	7-25-2049	561,583	533,545
BX Trust Series 2021-VOLT Class A (1 Month LIBOR +0.70%) 144A±	3.09	9-15-2036	5,045,000	4,873,536
BX Trust Series 2021-XL2 Class A (1 Month LIBOR +0.69%) 144A±	3.08	10-15-2038	4,664,510	4,492,390
Citigroup Commercial Mortgage Trust Series 2014-GC25 Class AAB	3.37	10-10-2047	237,222	234,122
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Short Duration Government Bond Fund

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Non-agency mortgage-backed securities (continued)
Med Trust Series 2021-MDLN (1 Month LIBOR +0.95%) 144A±	3.34%	11-15-2038	$2,528,000	$ 2,444,481
Mello Warehouse Securitization Trust Series 2021-1 Class A (1 Month LIBOR +0.70%) 144A±	2.32	2-25-2055	4,092,000	3,997,379
NewRez WareHouse Securitization Series 2021-1 Class A (1 Month LIBOR +0.75%) 144A±	3.19	5-25-2055	5,533,000	5,451,940
Verus Securitization Trust Series 2019-2 Class A1 144A±±	2.91	7-25-2059	488,074	485,382
Verus Securitization Trust Series 2019-3 Class A1 144A±±	2.69	11-25-2059	515,527	500,954
Verus Securitization Trust Series 2019-4 Class A1 144A±±	2.64	11-25-2059	216,336	212,433
Verus Securitization Trust Series 2020-5 Class A1 144A±±	1.22	5-25-2065	1,422,343	1,341,411
Verus Securitization Trust Series 2021-3 Class A1 144A±±	1.05	6-25-2066	2,216,250	1,963,189
Verus Securitization Trust Series 2021-4 Class A1 144A±±	0.94	7-25-2066	2,702,216	2,281,879
Verus Securitization Trust Series 2021-6 Class A1 144A±±	1.63	10-25-2066	1,475,985	1,293,028
Verus Securitization Trust Series 2021-7 Class A1 144A±±	1.83	10-25-2066	4,259,051	3,783,645
Total Non-agency mortgage-backed securities (Cost $40,064,369)				37,633,659
U.S. Treasury securities: 6.69%
U.S. Treasury Note	0.13	4-30-2023	4,842,000	4,740,432
U.S. Treasury Note	2.50	4-30-2024	6,628,000	6,522,884
U.S. Treasury Note	2.75	5-15-2025	4,491,000	4,404,513
U.S. Treasury Note	2.88	6-15-2025	1,274,000	1,252,899
U.S. Treasury Note	3.00	6-30-2024	2,548,000	2,525,904
U.S. Treasury Note	3.00	7-31-2024	4,327,000	4,289,139
U.S. Treasury Note	3.13	8-15-2025	5,602,000	5,545,542
Total U.S. Treasury securities (Cost $29,862,238)				29,281,313

		Yield	Shares
Short-term investments: 2.12%
Investment companies: 2.12%
Allspring Government Money Market Fund Select Class ♠∞##		2.09	9,265,106	9,265,106
Total Short-term investments (Cost $9,265,106)				9,265,106
Total investments in securities (Cost $476,838,490)	105.28%			460,962,220
Other assets and liabilities, net	(5.28)			(23,111,976)
Total net assets	100.00%			$437,850,244

±	Variable rate investment. The rate shown is the rate in effect at period end.
##	All or a portion of this security is segregated for when-issued securities.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
±±	The coupon of the security is adjusted based on the principal and/or interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages. The rate shown is the rate in effect at period end.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
%%	The security is purchased on a when-issued basis.

The accompanying notes are an integral part of these financial statements.

Allspring Short Duration Government Bond Fund  |  13

Portfolio of investments—August 31, 2022

Abbreviations:
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$4,833,244	$668,781,294	$(664,349,432)	$0	$0	$9,265,106	9,265,106	$42,921
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
2-Year U.S. Treasury Notes	824	12-30-2022	$172,201,985	$171,662,376	$ 0	$ (539,609)
Short
10-Year Ultra Futures	(104)	12-20-2022	(13,168,011)	(13,019,500)	148,511	0
5-Year U.S. Treasury Note	(394)	12-30-2022	(43,983,356)	(43,663,204)	320,152	0
					$468,663	$(539,609)
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Short Duration Government Bond Fund

Statement of assets and liabilities—August 31, 2022

Assets
Investments in unaffiliated securities, at value (cost $467,573,384)	$ 451,697,114
Investments in affiliated securities, at value (cost $9,265,106)	9,265,106
Cash at broker segregated for futures contracts	1,127,000
Receivable for investments sold	49,781,618
Principal paydown receivable	3,186,057
Receivable for interest	1,450,857
Receivable for daily variation margin on open futures contracts	57,354
Receivable for Fund shares sold	32,707
Prepaid expenses and other assets	68,733
Total assets	516,666,546
Liabilities
Payable for when-issued transactions	77,089,597
Payable for Fund shares redeemed	1,173,121
Cash collateral due to broker	260,000
Dividends payable	110,965
Management fee payable	110,265
Administration fees payable	31,481
Distribution fee payable	1,667
Accrued expenses and other liabilities	39,206
Total liabilities	78,816,302
Total net assets	$ 437,850,244
Net assets consist of
Paid-in capital	$ 559,741,721
Total distributable loss	(121,891,477)
Total net assets	$ 437,850,244
Computation of net asset value and offering price per share
Net assets – Class A	$ 30,817,407
Shares outstanding – Class A1	3,407,808
Net asset value per share – Class A	$9.04
Maximum offering price per share – Class A2	$9.22
Net assets – Class C	$ 2,602,062
Shares outstanding – Class C1	287,319
Net asset value per share – Class C	$9.06
Net assets – Class R6	$ 43,142,255
Shares outstanding – Class R6[1]	4,754,345
Net asset value per share – Class R6	$9.07
Net assets – Administrator Class	$ 27,228,906
Shares outstanding – Administrator Class[1]	3,005,434
Net asset value per share – Administrator Class	$9.06
Net assets – Institutional Class	$ 334,059,614
Shares outstanding – Institutional Class[1]	36,883,962
Net asset value per share – Institutional Class	$9.06
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/98 of net asset value. On investments of $100,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Allspring Short Duration Government Bond Fund  |  15

Statement of operations—year ended August 31, 2022

Investment income
Interest	$ 7,376,606
Income from affiliated securities	42,921
Total investment income	7,419,527
Expenses
Management fee	2,138,686
Administration fees
Class A	78,259
Class C	5,959
Class R6	13,120
Administrator Class	29,162
Institutional Class	388,418
Shareholder servicing fees
Class A	122,280
Class C	9,213
Administrator Class	72,430
Distribution fee
Class C	27,640
Custody and accounting fees	28,169
Professional fees	58,061
Registration fees	57,462
Shareholder report expenses	37,514
Trustees’ fees and expenses	20,394
Other fees and expenses	11,768
Total expenses	3,098,535
Less: Fee waivers and/or expense reimbursements
Fund-level	(139,770)
Class A	(645)
Class R6	(13,120)
Administrator Class	(34,994)
Institutional Class	(97,104)
Net expenses	2,812,902
Net investment income	4,606,625
Realized and unrealized gains (losses) on investments
Net realized losses on
Unaffiliated securities	(17,047,509)
Futures contracts	(3,186,469)
Net realized losses on investments	(20,233,978)
Net change in unrealized gains (losses) on
Unaffiliated securities	(18,456,221)
Futures contracts	(63,484)
Net change in unrealized gains (losses) on investments	(18,519,705)
Net realized and unrealized gains (losses) on investments	(38,753,683)
Net decrease in net assets resulting from operations	$(34,147,058)
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Short Duration Government Bond Fund

Statement of changes in net assets

	Year ended August 31, 2022		Year ended August 31, 2021
Operations
Net investment income		$ 4,606,625		$ 2,480,874
Net realized gains (losses) on investments		(20,233,978)		2,129,791
Net change in unrealized gains (losses) on investments		(18,519,705)		(6,156,851)
Net decrease in net assets resulting from operations		(34,147,058)		(1,546,186)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(598,430)		(769,324)
Class C		(17,988)		(20,179)
Class R6		(758,267)		(771,167)
Administrator Class		(434,404)		(397,032)
Institutional Class		(7,869,553)		(8,039,703)
Total distributions to shareholders		(9,678,642)		(9,997,405)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	170,022	1,592,587	3,774,730	37,095,633
Class C	8,053	74,814	367,534	3,621,671
Class R6	1,230,686	11,586,137	4,738,622	46,544,647
Administrator Class	378,650	3,509,562	281,599	2,767,417
Institutional Class	16,694,832	156,076,726	39,262,633	386,254,397
		172,839,826		476,283,765
Reinvestment of distributions
Class A	62,180	581,610	77,029	754,316
Class C	1,944	17,988	2,035	20,022
Class R6	76,231	712,095	70,861	695,505
Administrator Class	46,297	432,110	40,238	394,799
Institutional Class	745,676	6,981,870	767,741	7,529,367
		8,725,673		9,394,009
Payment for shares redeemed
Class A	(3,825,387)	(35,919,031)	(2,984,638)	(29,143,334)
Class C	(233,246)	(2,192,919)	(757,870)	(7,449,819)
Class R6	(1,425,467)	(13,557,384)	(4,828,999)	(47,240,710)
Administrator Class	(748,286)	(7,075,499)	(667,106)	(6,554,060)
Institutional Class	(39,209,404)	(364,188,674)	(27,158,902)	(266,343,103)
		(422,933,507)		(356,731,026)
Net increase (decrease) in net assets resulting from capital share transactions		(241,368,008)		128,946,748
Total increase (decrease) in net assets		(285,193,708)		117,403,157
Net assets
Beginning of period		723,043,952		605,640,795
End of period		$ 437,850,244		$ 723,043,952
The accompanying notes are an integral part of these financial statements.

Allspring Short Duration Government Bond Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$9.71	$9.85	$9.73	$9.60	$9.85
Net investment income	0.04 [1]	0.00 [1,2]	0.15	0.21	0.14
Net realized and unrealized gains (losses) on investments	(0.59)	(0.04)	0.18	0.16	(0.20)
Total from investment operations	(0.55)	(0.04)	0.33	0.37	(0.06)
Distributions to shareholders from
Net investment income	(0.12)	(0.10)	(0.21)	(0.24)	(0.19)
Net asset value, end of period	$9.04	$9.71	$9.85	$9.73	$9.60
Total return[3]	(5.65)%	(0.45)%	3.41%	3.92%	(0.56)%
Ratios to average net assets (annualized)
Gross expenses	0.79%	0.79%	0.81%	0.81%	0.80%
Net expenses	0.78%	0.78%	0.78%	0.78%	0.78%
Net investment income	0.38%	0.01%	1.32%	2.22%	1.36%
Supplemental data
Portfolio turnover rate	367%	294%	395%	635%	331%
Net assets, end of period (000s omitted)	$30,817	$67,959	$60,425	$29,618	$30,538

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Short Duration Government Bond Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$9.72	$9.87	$9.75	$9.62	$9.87
Net investment income (loss)	(0.03) [1]	(0.07) [1]	0.07	0.14 [1]	0.06 [1]
Net realized and unrealized gains (losses) on investments	(0.58)	(0.06)	0.18	0.16	(0.19)
Total from investment operations	(0.61)	(0.13)	0.25	0.30	(0.13)
Distributions to shareholders from
Net investment income	(0.05)	(0.02)	(0.13)	(0.17)	(0.12)
Net asset value, end of period	$9.06	$9.72	$9.87	$9.75	$9.62
Total return[2]	(6.26)%	(1.29)%	2.64%	3.14%	(1.30)%
Ratios to average net assets (annualized)
Gross expenses	1.53%	1.54%	1.56%	1.56%	1.55%
Net expenses	1.52%	1.53%	1.53%	1.53%	1.53%
Net investment income (loss)	(0.34)%	(0.69)%	0.61%	1.49%	0.62%
Supplemental data
Portfolio turnover rate	367%	294%	395%	635%	331%
Net assets, end of period (000s omitted)	$2,602	$4,963	$8,868	$10,032	$15,093

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Allspring Short Duration Government Bond Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Class R6	2022	2021	2020	2019	2018
Net asset value, beginning of period	$9.74	$9.89	$9.77	$9.64	$9.89
Net investment income	0.09	0.04	0.19	0.25 [1]	0.16 [1]
Net realized and unrealized gains (losses) on investments	(0.60)	(0.05)	0.18	0.16	(0.17)
Total from investment operations	(0.51)	(0.01)	0.37	0.41	(0.01)
Distributions to shareholders from
Net investment income	(0.16)	(0.14)	(0.25)	(0.28)	(0.24)
Net asset value, end of period	$9.07	$9.74	$9.89	$9.77	$9.64
Total return	(5.24)%	(0.13)%	3.83%	4.34%	(0.14)%
Ratios to average net assets (annualized)
Gross expenses	0.42%	0.41%	0.43%	0.43%	0.42%
Net expenses	0.37%	0.37%	0.37%	0.37%	0.37%
Net investment income	0.93%	0.42%	1.77%	2.62%	1.64%
Supplemental data
Portfolio turnover rate	367%	294%	395%	635%	331%
Net assets, end of period (000s omitted)	$43,142	$47,471	$48,371	$41,987	$35,472

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Short Duration Government Bond Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$9.73	$9.87	$9.75	$9.62	$9.87
Net investment income	0.06	0.02 [1]	0.16 [1]	0.23 [1]	0.15 [1]
Net realized and unrealized gains (losses) on investments	(0.59)	(0.05)	0.19	0.16	(0.19)
Total from investment operations	(0.53)	(0.03)	0.35	0.39	(0.04)
Distributions to shareholders from
Net investment income	(0.14)	(0.11)	(0.23)	(0.26)	(0.21)
Net asset value, end of period	$9.06	$9.73	$9.87	$9.75	$9.62
Total return	(5.47)%	(0.26)%	3.60%	4.10%	(0.37)%
Ratios to average net assets (annualized)
Gross expenses	0.73%	0.73%	0.75%	0.75%	0.74%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	0.68%	0.20%	1.54%	2.41%	1.56%
Supplemental data
Portfolio turnover rate	367%	294%	395%	635%	331%
Net assets, end of period (000s omitted)	$27,229	$32,375	$36,262	$38,816	$71,997

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

Allspring Short Duration Government Bond Fund  |  21

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$9.72	$9.87	$9.75	$9.62	$9.87
Net investment income	0.07 [1]	0.04 [1]	0.17	0.25	0.17
Net realized and unrealized gains (losses) on investments	(0.57)	(0.06)	0.19	0.16	(0.19)
Total from investment operations	(0.50)	(0.02)	0.36	0.41	(0.02)
Distributions to shareholders from
Net investment income	(0.16)	(0.13)	(0.24)	(0.28)	(0.23)
Net asset value, end of period	$9.06	$9.72	$9.87	$9.75	$9.62
Total return	(5.20)%	(0.19)%	3.78%	4.29%	(0.20)%
Ratios to average net assets (annualized)
Gross expenses	0.46%	0.46%	0.48%	0.48%	0.47%
Net expenses	0.42%	0.42%	0.42%	0.42%	0.42%
Net investment income	0.79%	0.37%	1.72%	2.57%	1.75%
Supplemental data
Portfolio turnover rate	367%	294%	395%	635%	331%
Net assets, end of period (000s omitted)	$334,060	$570,276	$451,715	$445,211	$493,372

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

22  |  Allspring Short Duration Government Bond Fund

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Short Duration Government Bond Fund (the "Fund") which is a diversified series of the Trust.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a

Allspring Short Duration Government Bond Fund  |  23

Notes to financial statements
regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Mortgage dollar roll transactions
The Fund may engage in mortgage dollar roll transactions through TBA mortgage-backed securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). In a mortgage dollar roll transaction, the Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund accounts for TBA dollar roll transactions as purchases and sales which, as a result, may increase its portfolio turnover rate.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Paydown gains and losses are included in interest income.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of August 31, 2022, the aggregate cost of all investments for federal income tax purposes was $476,506,777 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 781,739
Gross unrealized losses	(16,397,242)
Net unrealized losses	$(15,615,503)
As of August 31, 2022, the Fund had capital loss carryforwards which consisted of $57,452,134 in short-term capital losses and $49,101,723 in long-term capital losses.

24  |  Allspring Short Duration Government Bond Fund

Notes to financial statements
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Agency securities	$ 0	$ 337,785,296	$0	$ 337,785,296
Asset-backed securities	0	46,996,846	0	46,996,846
Non-agency mortgage-backed securities	0	37,633,659	0	37,633,659
U.S. Treasury securities	29,281,313	0	0	29,281,313
Short-term investments
Investment companies	9,265,106	0	0	9,265,106
	38,546,419	422,415,801	0	460,962,220
Futures contracts	468,663	0	0	468,663
Total assets	$39,015,082	$422,415,801	$0	$461,430,883
Liabilities
Futures contracts	$ 539,609	$ 0	$0	$ 539,609
Total liabilities	$ 539,609	$ 0	$0	$ 539,609
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended August 31, 2022, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment

Allspring Short Duration Government Bond Fund  |  25

Notes to financial statements
management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $1 billion	0.350%
Next $4 billion	0.325
Next $3 billion	0.290
Next $2 billion	0.265
Over $10 billion	0.255
For the year ended August 31, 2022, the management fee was equivalent to an annual rate of 0.35% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.16%
Class C	0.16
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through December 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of August 31, 2022, the contractual expense caps are as follows:

26  |  Allspring Short Duration Government Bond Fund

Notes to financial statements
Expense ratio caps
Class A	0.78%
Class C	1.53
Class R6	0.37
Administrator Class	0.60
Institutional Class	0.42
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended August 31, 2022, Allspring Funds Distributor received $552 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended August 31, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2022 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$1,751,322,001	$503,933,111	$1,986,661,232	$343,909,735
6. DERIVATIVE TRANSACTIONS
During the year ended August 31, 2022, the Fund entered into futures contracts to speculate on interest rates and to help manage the duration of the portfolio. The Fund had an average notional amount of $230,729,064 in long futures contracts and $72,106,900 in short futures contracts during the year ended August 31, 2022.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
7. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee equal based on the unused balance is allocated to each participating fund.
For the year ended August 31, 2022, there were no borrowings by the Fund under the agreement.

Allspring Short Duration Government Bond Fund  |  27

Notes to financial statements
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $9,678,642 and $9,997,405 of ordinary income for the years ended August 31, 2022 and August 31, 2021, respectively.
As of August 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Unrealized losses	Capital loss carryforward
$388,848	$(15,615,503)	$(106,553,857)
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

28  |  Allspring Short Duration Government Bond Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Short Duration Government Bond Fund (formerly, Wells Fargo Short Duration Government Bond Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of August 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
October 27, 2022

Allspring Short Duration Government Bond Fund  |  29

Other information (unaudited)
TAX INFORMATION
For the fiscal year ended August 31, 2022, $9,610,387 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended August 31, 2022, 8% of the ordinary income distributed was derived from interest on U.S. government securities.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

30  |  Allspring Short Duration Government Bond Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 124 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Allspring Short Duration Government Bond Fund  |  31

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner, Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner, Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination Medical Center Corporation. Board member of the Minnesota Wild Foundation.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

32  |  Allspring Short Duration Government Bond Fund

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Short Duration Government Bond Fund  |  33

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund's liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 24-25, 2022, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage the Fund’s liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

34  |  Allspring Short Duration Government Bond Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0922-00221 10-22
A220/AR220 08-22

Annual Report
August 31, 2022
Allspring
Short-Term Bond Plus Fund

The views expressed and any forward-looking statements are as of August 31, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Short-Term Bond Plus Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Short-Term Bond Plus Fund for the 12-month period that ended August 31, 2022. Globally, stocks and bonds experienced heightened volatility through the period. Non-U.S. securities fared the worst as the global economy faced multiple challenges. Bonds had historically poor performance during a difficult period, with major fixed income indexes all falling substantially for the 12-month period. The performance of non-U.S. investments was worsened by the strong U.S. dollar.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were wiped away by the highest rate of inflation in four decades, the impact of aggressive central bank rate hikes, more highly contagious COVID-19 variants, and the Russia-Ukraine war. The already-significant global supply-chain disruptions were compounded by China’s COVID-19 lockdowns.
For the 12-month period, both stocks and bonds registered significant losses, with U.S. large-cap stocks faring better overall than non-U.S. developed market equities and emerging market stocks. Fixed income securities were also deeply in the red, in a period of high inflation and sharply rising interest rates. For the period, U.S. stocks, based on the S&P 500 Index,1 lost 11.23%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -19.52%, while the MSCI EM Index (Net) (USD)3 had weaker performance with a decline of  21.80%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -11.52%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 tumbled 22.05%, the Bloomberg Municipal Bond Index6 declined 8.63%, and the ICE BofA U.S. High Yield Index7 fell 10.41%.
Rising inflation, COVID, and the Russian invasion of Ukraine drove market performance.
Global financial assets, except for commodities, began the period with a broad retreat in September 2021, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply-chain disruptions along with rising energy and food prices. Meanwhile, the Federal Reserve (Fed) indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional debt ceiling showdown, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
Elevated inflation pressures and the global supply bottleneck continued in October, but strong earnings provided a bright spot in the U.S., the eurozone, and many Asian countries. Government bond yields rose globally as central banks prepared to tighten monetary policy. Commodity prices continued to rise, driven by sharply higher energy costs.
“ Global financial assets, except for commodities, began the period with a broad retreat in September 2021, as concerns over inflation and the interest rate outlook depressed investor confidence.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Short-Term Bond Plus Fund

Letter to shareholders (unaudited)
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury inflation-protected securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the U.S. Consumer Price Index (CPI),1 a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were adversely affected by the increased likelihood of multiple rate hikes in 2022.
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with ongoing high levels of volatility in March along with mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and signs of economic resilience accompanying higher prices.
In April, market volatility continued, with deepening losses across major capital markets, as both the S&P 500 and MSCI ACWI (Net)2 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak, creating a global ripple effect that compounded existing supply shortages. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
Market volatility continued in May, although markets recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation and geopolitical tensions that exacerbated high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with broad expectations of multiple rate hikes to come. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. The U.S. recorded a 3.6% unemployment rate, although labor market participation remained low. U.S. retail sales for April, released in May, indicated a fourth consecutive monthly increase, reflecting continued consumer resilience.
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
[2]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

Allspring Short-Term Bond Plus Fund  |  3

Letter to shareholders (unaudited)
A historically bad year in financial markets continued in June with stocks posting further losses enroute to their worst first half of a year in 50 years. Bonds didn't fare much better. Driving the losses were the same factors that have been at play: rising global inflation and fears of recession as central banks increase rates to try to curb inflation, which climbed above 9% in June in the U.S. The Fed raised its short-term rate by another 0.75% in June. Meanwhile, U.S. economic data showed resilience as the U.S. unemployment rate held steady at 3.6% and the housing market was only marginally affected, so far, by sharply higher mortgage rates.
Markets rebounded in July, led by U.S. stocks. While evidence began to point to an economic slowdown, and possibly a recession after two consecutive quarters of economic contraction, the U.S. labor market remained surprisingly robust: July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices, major contributors to recent overall inflation, fell substantially from earlier highs. And while U.S. housing market data indicated a continued rise in home prices, home sales fell as houses became less affordable with mortgage rates at a 13-year high. The Fed raised the federal funds rate another 0.75% in July—to a range of 2.25% to 2.50%—and forecasts pointed to continued rate increases..
August was yet another broadly challenging month for financial markets, with more red ink flowing. Inflation persisted at historically high levels, cresting 9% in the eurozone and remaining above 8% in the U.S. despite the Fed’s aggressive monetary policy and a major drop in global crude oil and gasoline prices from their earlier peaks. The hint of a silver lining—and a questionable one—was the continued resilience of the U.S. jobs market. However, the dark smudge on that silver lining was the increased likelihood of further Fed rate hikes: The Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act. Its primary stated goals include: to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

4  |  Allspring Short-Term Bond Plus Fund

This page is intentionally left blank.

Performance highlights (unaudited)
Investment objective	The Fund seeks current income consistent with capital preservation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Christopher Y. Kauffman, CFA®‡, Janet S. Rilling, CFA®‡, CPA, Michael J. Schueller, CFA®‡, Michal Stanczyk, Noah M. Wise, CFA®‡
Average annual total returns (%) as of August 31, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (SSTVX)	8-31-1999	-6.74	0.89	1.06	-4.83	1.30	1.26	0.83	0.74
Class C (WFSHX)	3-31-2008	-6.57	0.54	0.65	-5.57	0.54	0.65	1.58	1.49
Class R6 (SSTYX)[3]	7-31-2018	–	–	–	-4.65	1.55	1.54	0.45	0.42
Institutional Class (SSHIX)	8-31-1999	–	–	–	-4.69	1.53	1.53	0.50	0.47
Bloomberg U.S. 1-3 Year Government/Credit Bond Index[4]	–	–	–	–	-3.98	0.92	0.94	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6 and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.02% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.
[2]	The manager has contractually committed through December 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.72% for Class A, 1.47% for Class C, 0.40% for Class R6, and 0.45% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[4]	The Bloomberg U.S. 1-3 Year Government/Credit Bond Index is the one- to three-year component of the Bloomberg U.S. Government/Credit Bond Index that includes securities in the Government and Credit Indexes. The Government Index includes Treasuries (that is, public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (that is, publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. You cannot invest directly in an index.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Short-Term Bond Plus Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of August 31, 20221
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg U.S. 1-3 Year Government/Credit Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Loans are subject to risks similar to those associated with other below-investment-grade bond investments, such as credit risk (for example, risk of issuer default), below investment-grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. This fund is exposed to high-yield securities risk and mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Allspring Short-Term Bond Plus Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed its benchmark, the Bloomberg U.S. 1–3 Year Government/Credit Bond Index, for the 12-month period that ended August 31, 2022.
■	The Fund’s allocations to out-of-benchmark “plus” sectors detracted from performance. U.S. high-yield bonds and floating-rate loans contributed, while European high-yield and investment-grade and emerging market bonds detracted from performance.
■	An underweight to government-related securities contributed, while our overweight to securitized sectors in lieu of U.S. Treasuries and our allocations to corporates detracted from performance.
■	The Fund was short duration as the period began, backed by an expectation that interest rates would rise as growth and inflation came in hotter than expectations, and shifted to a neutral posture in the second half of the period. Overall, this positioning contributed.
It was a year of mounting pressures.
The U.S. economy slowed significantly over the past 12 months and entered a technical recession as real growth contracted at a -1.6% and -0.9% rate in the first and second quarters of 2022, respectively. While the headline numbers are concerning, nominal growth was robust as consumers and businesses remained healthy primarily due to the tailwinds brought about by the historic amount of fiscal and monetary stimulus in response to the pandemic. Unemployment circled back to its pre-COVID-19-cycle low of 3.5% and the labor market recovered all of the lost jobs from the pandemic. With the U.S. labor force participation rate sitting below pre-COVID-19 levels, the labor market was uncomfortably tight, which put significant upward pressure on wages.
Ten largest holdings (%) as of August 31, 2022[1]
U.S. Treasury Note, 0.25%, 4-15-2023	4.42
U.S. Treasury Note, 0.25%, 5-15-2024	3.30
U.S. Treasury Note, 2.50%, 5-31-2024	2.42
U.S. Treasury Note, 0.25%, 3-15-2024	2.42
U.S. Treasury Note, 2.75%, 4-30-2027	1.74
U.S. Treasury Note, 3.25%, 6-30-2027	1.35
U.S. Treasury Note, 0.38%, 12-31-2025	1.10
U.S. Treasury Note, 1.13%, 1-15-2025	1.05
Germany, 1.30%, 10-15-2027	0.99
CPS Auto Receivables Trust 2021-A Class D, 1.16%, 12-15-2026	0.73
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
The pandemic gradually shifted into the endemic phase, but consumer sentiment plummeted as elevated geopolitical tensions, persistently high inflation, and the possibility of a recession weighed heavily on the hearts and minds of consumers. Consumption was strong despite record-low sentiment supported by still-large excess savings. However, the consumption outlook is becoming increasingly negative as the savings rate and real disposable income have consistently dropped while revolving credit use has steadily increased.
Price pressures rapidly accelerated and broadened, which prompted the Federal Reserve (Fed) to embark on a historically brisk pace of monetary tightening. The Fed increased the federal funds rate a total of 225 basis points (bps; 100 bps equals 1.00%) and began balance sheet reduction with additional monetary tightening set to come in the remainder of the year. Interest-rate-sensitive sectors, such as housing and manufacturing, have rapidly deteriorated as a result, but this in turn has alleviated supply chain pressures by reducing aggregate demand. Looking ahead, inflation, especially in goods, is expected to ease, but persistent services inflation amid a tight labor market and resiliently strong consumer demand risks keeping inflation higher for longer.
The Fund shifted allocations in response to changing market conditions.
We gradually replenished the Fund’s stockpile of higher-liquidity assets in the form of government securities and will use it to take advantage of opportunities in other sectors when they present themselves. We continued to gradually reduce U.S. investment-grade credit holdings as cyclical risks and technical headwinds have diminished relative value in the sector. Within U.S. securitized bonds, the Fund remained underweight agency mortgage-backed securities while finding better value in a diversified subset of asset-backed securities, collateralized loan obligations, and non-agency mortgages.

8  |  Allspring Short-Term Bond Plus Fund

Performance highlights (unaudited)
Portfolio composition as of August 31, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. Allocations are subject to change and may have changed since the date specified.
We initially increased U.S. high-yield exposure due to underperformance in the beginning of the period, but we have recently decreased the position due to stretched valuations and slowing growth expectations. European investment-grade and high-yield credit remain under significant pressure due to geopolitical risks and the ongoing energy crisis. Valuations are at extremely low levels, but we believe we are approaching the time when most of the bad news is priced in. Within emerging markets, we maintained our allocation to Latin American local-currency government bonds that benefited from attractive valuations, higher commodity prices, and prudent monetary policy. Those same Latin American market currencies, including Brazil and Chile, have provided some opportunities. The Fund made its first purchase in high-quality global government bonds since 2019 late in the reporting period. The combination of relatively attractive yields, excellent liquidity, and extremely high quality against the backdrop of a volatile and late-cycle economic environment created an opportunity to start building a position.
Outlook
U.S. markets have begrudgingly accepted the reality that the Fed likely has more work to do in order to tame inflation and that rates will stay in restrictive territory for longer. We see this acceptance as healthy, if overdue, and we feel that rates markets have now priced in a more realistic set of assumptions. This allows us to become more comfortable looking for opportunities to add to duration from the neutral posture we have held for much of 2022. We do not expect an immediate recession in the U.S. in 2022, but we believe that growth trends and credit conditions will continue to weaken, pressuring spreads wider as inflation and the Fed’s efforts to combat it remain a substantial challenge for the economy. We will remain vigilant in our focus on risk exposure, and we continue to believe that while prudence is always warranted, that is especially true at this point in the cycle.

Allspring Short-Term Bond Plus Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2022 to August 31, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 3-1-2022	Ending account value 8-31-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 969.85	$3.48	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57	0.70%
Class C
Actual	$1,000.00	$ 965.92	$7.28	1.47%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.48	1.47%
Class R6
Actual	$1,000.00	$ 970.19	$1.99	0.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.19	$2.04	0.40%
Institutional Class
Actual	$1,000.00	$ 969.99	$2.23	0.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	$2.29	0.45%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half-year period).

10  |  Allspring Short-Term Bond Plus Fund

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Agency securities: 0.74%
FHLMC (12 Month LIBOR +1.91%) ±	2.16%	9-1-2031	$1,766	$ 1,755
FHLMC (1 Year Treasury Constant Maturity +2.24%) ±	2.47	4-1-2038	84,378	85,859
FHLMC (3 Year Treasury Constant Maturity +2.28%) ±	3.05	5-1-2026	4,758	4,727
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	3.25	4-1-2032	15,963	15,878
FHLMC	3.50	10-15-2025	117,228	116,779
FHLMC (1 Year Treasury Constant Maturity +2.40%) ±	3.53	7-1-2029	180	179
FHLMC	4.00	5-1-2025	153,714	153,487
FHLMC Series 2597 Class AE	5.50	4-15-2033	11,569	11,780
FHLMC Series 2642 Class AR	4.50	7-15-2023	17,421	17,404
FHLMC Series QO04 Class AFL (12 Month Treasury Average +0.74%) ±	1.84	5-25-2044	329,521	329,490
FHLMC Series T-42 Class A6	9.50	2-25-2042	212,640	242,339
FHLMC Series T-57 Class 2A1 ±±	3.58	7-25-2043	51,570	50,019
FHLMC Series T-59 Class 2A1 ±±	3.43	10-25-2043	547,747	452,520
FNMA (1 Year Treasury Constant Maturity +1.27%) ±	1.40	8-1-2034	65,219	64,243
FNMA (1 Year Treasury Constant Maturity +2.19%) ±	2.32	11-1-2031	23,077	22,851
FNMA (1 Year Treasury Constant Maturity +2.27%) ±	3.06	8-1-2036	449,158	461,721
FNMA (12 Month LIBOR +1.77%) ±	3.21	7-1-2044	275,685	284,607
FNMA ±±	4.00	6-25-2026	117,227	117,348
FNMA	4.00	8-25-2037	45,270	45,221
FNMA	5.50	3-1-2023	4,536	4,534
FNMA	6.00	3-1-2033	132,531	137,094
FNMA	6.50	8-1-2031	120,741	128,218
FNMA	9.00	11-1-2024	9,344	9,356
FNMA Grantor Trust Series 2002-T12 Class A4	9.50	5-25-2042	342,777	368,336
FNMA Series 2002-T1 Class A4	9.50	11-25-2031	17,144	19,243
FNMA Series 2003-41 Class PE	5.50	5-25-2023	10,960	10,966
FNMA Series 2003-W11 Class A1 ±±	3.72	6-25-2033	3,849	3,930
FNMA Series 2003-W6 Class 6A ±±	3.36	8-25-2042	291,743	286,296
FNMA Series 2003-W6 Class PT4 ±±	8.28	10-25-2042	35,801	39,611
FNMA Series 2005-84 Class MB	5.75	10-25-2035	117,070	120,795
FNMA Series 2006-W1 Class 2AF2 (1 Month LIBOR +0.19%) ±	2.63	2-25-2046	626,023	617,776
FNMA Series 2010-37 Class A1	5.41	5-25-2035	262,915	263,026
GNMA	4.50	4-20-2035	27,861	27,980
GNMA	8.00	12-15-2023	1,207	1,209
Total Agency securities (Cost $4,579,554)				4,516,577
Asset-backed securities: 11.86%
American Airlines Pass-Through Trust Series 2014-1 Class B	4.38	4-1-2024	792,110	791,083
Aqua Finance Trust Series 2021-A Class A 144A	1.54	7-17-2046	2,147,818	1,988,623
AVIS Budget Rental Car Funding Series 2019-2A Class A 144A	3.35	9-22-2025	4,330,000	4,238,727
AVIS Budget Rental Car Funding Series 2020-1A Class B 144A	2.68	8-20-2026	2,220,000	2,046,887
The accompanying notes are an integral part of these financial statements.

Allspring Short-Term Bond Plus Fund  |  11

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Asset-backed securities (continued)
Brean Asset-Backed Securities Trust 2021-RM2 Class A 144A±±	1.75%	10-25-2061	$1,815,182	$ 1,611,116
Cajun Global LLC Series 2021-1 Class A2 144A	3.93	11-20-2051	988,750	866,374
Chase Auto Credit Linked Note Series 2020-1 Class B 144A	0.99	1-25-2028	1,358,945	1,335,895
CommonBond Student Loan Trust Series 2018-B-GS Class A1 144A	3.56	9-25-2045	865,819	845,660
CPS Auto Receivables Trust 2021-A Class D 144A	1.16	12-15-2026	4,645,000	4,430,967
CPS Auto Receivables Trust Series 2020-A Class D 144A	2.90	12-15-2025	3,750,000	3,722,655
Dell Equipment Finance Trust Series 2020-1 Class D 144A	5.92	3-23-2026	918,000	919,704
Dominos Pizza Master Issuer LLC Series 2015-1A Class A2 144A	4.47	10-25-2045	3,110,250	3,015,614
Drive Auto Receivables Trust Series 2018-4 Class D	4.09	1-15-2026	1,372,214	1,372,879
Drive Auto Receivables Trust Series 2019 Class 3D	3.18	10-15-2026	2,715,000	2,687,377
DT Auto Owner Trust Series 2020-2A Class C 144A	3.28	3-16-2026	1,937,000	1,919,842
Educational Services of America Incorporated Series 2015-2 Class A (1 Month LIBOR +1.00%) 144A±	3.44	12-25-2056	311,781	312,137
Flagship Credit Acceptance LLC 144A	5.10	5-15-2025	2,000,000	2,002,689
Freedom Financial Trust Series 2021-1CP Class B 144A	1.41	3-20-2028	520,034	514,233
GM Financial Securitized Term Trust Series 2018-4 Class C	3.62	6-17-2024	300,000	300,014
Gracie Point International Funding Series 2021-1A Class B (1 Month LIBOR +1.40%) 144A±	3.77	11-1-2023	1,500,000	1,490,083
Hertz Vehicle Financing LLC Series 2021-1A Class A 144A	1.21	12-26-2025	2,325,000	2,158,681
Lendmark Funding Trust Series 2019-2A Class A 144A	2.78	4-20-2028	3,000,000	2,927,290
Mercury Financial Credit Card Master Trust 144A	1.54	3-20-2026	1,600,000	1,515,641
Mission Lane Master Trust Series 2021 Class A 144A	1.59	9-15-2026	3,000,000	2,896,131
Navient Student Loan Trust Series 2021-EA Class A 144A	0.97	12-16-2069	1,590,410	1,394,396
Octane Receivables Trust Series 2020-1A Class A 144A	1.71	2-20-2025	610,333	603,133
Pagaya AI Debt Selection Trust Series 2021-1 Class A 144A	1.18	11-15-2027	1,124,846	1,099,935
Pagaya AI Debt Selection Trust Series 2021-HG1 Class A 144A	1.22	1-16-2029	2,589,598	2,451,922
PFS Financing Corporation Series 2021-A Class A 144A	0.71	4-15-2026	2,010,000	1,890,456
Prodigy Finance Series 2021 Class A (1 Month LIBOR +1.25%) 144A±	3.69	7-25-2051	2,441,120	2,386,274
Santander Drive Auto Receivables Trust Series 2021-1 Class C	0.75	2-17-2026	4,115,000	4,041,330
Service Experts Issuer Series 2021-1A Class A 144A	2.67	2-2-2032	2,460,742	2,262,926
SLM Student Loan Trust Series 2003-10A Class A4 (3 Month LIBOR +0.67%) 144A±	2.50	12-17-2068	2,431,196	2,341,831
SLM Student Loan Trust Series 2012-3 Class A (1 Month LIBOR +0.65%) ±	3.09	12-27-2038	1,368,465	1,324,808
SLM Student Loan Trust Series 2013-1 Class A3 (1 Month LIBOR +0.55%) ±	2.99	5-26-2055	688,622	663,817
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Short-Term Bond Plus Fund

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Asset-backed securities (continued)
SoFi Consumer Loan Program Series 2019 Class C 144A	2.84%	8-25-2028	$1,326,617	$ 1,319,717
SpringCastle America Funding LLC 144A	1.97	9-25-2037	1,040,243	960,444
Taco Bell Funding LLC Series 2021 Class A2 144A	1.95	8-25-2051	2,739,300	2,379,641
Tidewater Auto Receivables Series 2018-AA Class D 144A	4.30	11-15-2024	632,939	632,230
Towd Point Asset Trust Series 2018-SL1 Class A (1 Month LIBOR +0.60%) 144A±	3.04	1-25-2046	595,378	591,919
Total Asset-backed securities (Cost $75,702,660)				72,255,081
Convertible debenture: 0.08%
Consumer discretionary: 0.08%
Hotels, restaurants & leisure: 0.08%
Royal Caribbean Cruises Limited	4.25	6-15-2023	500,000	491,329
Total Convertible debenture (Cost $599,583)				491,329
Corporate bonds and notes: 22.07%
Communication services: 0.75%
Interactive media & services: 0.40%
Meta Platforms Incorporated 144A	3.50	8-15-2027	2,525,000	2,446,143
Wireless telecommunication services: 0.35%
Sprint Corporation	7.63	3-1-2026	2,000,000	2,115,249
Consumer discretionary: 1.50%
Automobiles: 0.21%
General Motors Company	5.00	4-9-2027	1,315,000	1,297,239
Hotels, restaurants & leisure: 0.61%
Genting New York LLC 144A	3.30	2-15-2026	1,080,000	957,327
Las Vegas Sands Corporation	3.20	8-8-2024	2,155,000	2,039,545
Royal Caribbean Cruises Limited 144A	10.88	6-1-2023	715,000	727,963
				3,724,835
Internet & direct marketing retail: 0.32%
QVC Incorporated	4.85	4-1-2024	2,000,000	1,924,160
Textiles, apparel & luxury goods: 0.36%
Michael Kors USA Incorporated 144A	4.25	11-1-2024	2,241,000	2,196,180
Consumer staples: 0.24%
Tobacco: 0.24%
Altria Group Incorporated	1.70	6-15-2025	1,515,000	1,445,230
Energy: 1.48%
Oil, gas & consumable fuels: 1.48%
Energy Transfer Operating Company	3.60	2-1-2023	1,188,000	1,186,470
Plains All American Pipeline LP	3.85	10-15-2023	2,205,000	2,195,943
Plains All American Pipeline LP	4.65	10-15-2025	758,000	749,591
Range Resources Corporation	5.00	3-15-2023	2,000,000	1,997,640
Vistra Operations Company LLC 144A	3.55	7-15-2024	3,000,000	2,892,465
				9,022,109
The accompanying notes are an integral part of these financial statements.

Allspring Short-Term Bond Plus Fund  |  13

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Financials: 11.53%
Banks: 4.20%
Bank of America Corporation (U.S. SOFR +0.74%) ±	0.81%	10-24-2024	$3,000,000	$ 2,877,827
Bank of America Corporation (U.S. SOFR +0.65%) ±	1.53	12-6-2025	2,500,000	2,332,897
Bank of America Corporation (U.S. SOFR +0.91%) ±	1.66	3-11-2027	2,370,000	2,123,895
Bank of America Corporation (3 Month LIBOR +0.94%) ±	3.86	7-23-2024	1,000,000	994,630
Citigroup Incorporated (U.S. SOFR +1.28%) ±	3.07	2-24-2028	2,500,000	2,311,510
JP Morgan Chase & Company (U.S. SOFR 3 Month +0.70%) ±	1.04	2-4-2027	835,000	735,222
JPMorgan Chase & Company (U.S. SOFR +0.49%) ±	0.77	8-9-2025	2,000,000	1,863,629
JPMorgan Chase & Company (U.S. SOFR +0.54%) ±	0.82	6-1-2025	1,220,000	1,141,354
JPMorgan Chase & Company (U.S. SOFR +1.46%) ±	1.51	6-1-2024	3,000,000	2,935,283
M +T Bank Corporation (U.S. SOFR +1.78%) ±	4.55	8-16-2028	2,710,000	2,707,317
Santander Holdings USA Incorporated (U.S. SOFR +1.38%) ±	4.26	6-9-2025	800,000	784,541
Wells Fargo & Company (U.S. SOFR +1.51%) ±	3.53	3-24-2028	3,000,000	2,834,026
Wells Fargo & Company (U.S. SOFR +1.32%) ±	3.91	4-25-2026	2,000,000	1,959,627
				25,601,758
Capital markets: 1.91%
Athene Global Funding 144A	3.21	3-8-2027	1,625,000	1,476,529
Goldman Sachs Group Incorporated (U.S. SOFR +0.54%) ±	0.63	11-17-2023	1,500,000	1,487,785
Goldman Sachs Group Incorporated (U.S. SOFR +0.91%) ±	1.95	10-21-2027	3,000,000	2,664,560
Morgan Stanley (U.S. SOFR +0.62%) ±	0.73	4-5-2024	2,000,000	1,956,369
Morgan Stanley (U.S. SOFR +1.99%) ±	2.19	4-28-2026	2,305,000	2,165,106
Morgan Stanley (U.S. SOFR +0.56%) ±	1.16	10-21-2025	2,000,000	1,856,972
				11,607,321
Consumer finance: 1.97%
BOC Aviation USA Corporation 144A	1.63	4-29-2024	2,580,000	2,448,651
Ford Motor Credit Company LLC	2.30	2-10-2025	2,000,000	1,822,400
Hyundai Capital America Company 144A	1.30	1-8-2026	1,115,000	986,843
Hyundai Capital America Company 144A	2.38	2-10-2023	1,695,000	1,681,747
Nissan Motor Acceptance Corporation 144A	3.88	9-21-2023	2,030,000	2,015,398
Volkswagen Group of America 144A	2.70	9-26-2022	1,600,000	1,599,601
Volkswagen Group of America Finance LLC 144A	4.35	6-8-2027	1,500,000	1,460,189
				12,014,829
Diversified financial services: 1.11%
Bankers Healthcare Group BHG Series 2021 Class A-B 144A	2.79	11-17-2033	1,335,000	1,185,763
DAE Funding LLC 144A	1.55	8-1-2024	1,000,000	934,977
GTP Acquisition Partners Corporation 144A	3.48	6-15-2050	1,900,000	1,821,888
Jackson Financial Incorporated 144A	1.13	11-22-2023	965,000	927,879
WEA Finance LLC 144A	3.75	9-17-2024	2,000,000	1,917,601
				6,788,108
Insurance: 2.21%
Brighthouse Financial Incorporated 144A	1.00	4-12-2024	2,000,000	1,886,593
GA Global Funding Trust 144A	1.00	4-8-2024	3,022,000	2,839,121
Met Life Incorporated 144A	4.40	6-30-2027	2,000,000	2,011,752
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Short-Term Bond Plus Fund

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Insurance (continued)
Minnesota Life Insurance Company 144A	8.25%	9-15-2025	$1,805,000	$ 1,969,011
OneBeacon US Holdings Incorporated	4.60	11-9-2022	2,285,000	2,287,454
Protective Life Global 144A	1.62	4-15-2026	2,370,000	2,145,075
Security Benefit Company 144A	1.25	5-17-2024	335,000	314,890
				13,453,896
Mortgage REITs: 0.13%
Starwood Property Trust Incorporated 144A	3.75	12-31-2024	65,000	60,567
Starwood Property Trust Incorporated 144A	5.50	11-1-2023	750,000	746,462
				807,029
Health care: 0.68%
Health care providers & services: 0.68%
Dignity Health	3.13	11-1-2022	2,255,000	2,253,259
HCA Incorporated	5.25	4-15-2025	1,870,000	1,891,052
				4,144,311
Industrials: 1.80%
Aerospace & defense: 0.49%
The Boeing Company	4.51	5-1-2023	2,000,000	2,003,654
The Boeing Company	4.88	5-1-2025	1,000,000	1,002,794
				3,006,448
Airlines: 0.88%
American Airline Series 2014-1	3.70	4-15-2027	1,786,726	1,579,465
Delta Air Lines Incorporated 144A	4.50	10-20-2025	2,455,000	2,404,666
Delta Air Lines Pass-Through Certificates Series 2015-B	4.25	1-30-2025	797,639	774,687
United Airlines Pass-Through Trust Certificates Series 2020-1 Class B	4.88	7-15-2027	644,760	613,887
				5,372,705
Trading companies & distributors: 0.11%
Aircastle Limited 144A	5.25	8-11-2025	700,000	673,270
Transportation infrastructure: 0.32%
Penske Truck Leasing 144A	4.40	7-1-2027	2,000,000	1,944,550
Information technology: 0.79%
IT services: 0.54%
Global Payments Incorporated	4.95	8-15-2027	1,540,000	1,525,363
Kyndryl Holdings Incorporated 144A	2.05	10-15-2026	2,150,000	1,783,000
				3,308,363
Semiconductors & semiconductor equipment: 0.25%
Microchip Technology Incorporated	2.67	9-1-2023	1,525,000	1,502,638
Materials: 0.56%
Chemicals: 0.40%
Celanese US Holding LLC	6.05	3-15-2025	2,400,000	2,406,103
The accompanying notes are an integral part of these financial statements.

Allspring Short-Term Bond Plus Fund  |  15

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal		Value
Containers & packaging: 0.16%
Ball Corporation	4.00%	11-15-2023		$1,000,000	$ 989,610
Real estate: 1.94%
Equity REITs: 1.94%
EPR Properties Company	4.50	4-1-2025		1,500,000	1,447,572
Omega Healthcare Investors Incorporated	4.50	1-15-2025		1,430,000	1,417,209
Omega Healthcare Investors Incorporated	4.75	1-15-2028		145,000	138,675
Piedmont Operating Partnership LP	4.45	3-15-2024		1,765,000	1,764,556
Sabra Health Care LP / Sabra Capital Corporation	5.13	8-15-2026		1,490,000	1,439,256
SBA Tower Trust 144A	3.45	3-15-2048		2,335,000	2,324,324
Service Properties Trust	4.50	6-15-2023		1,500,000	1,470,285
VICI Properties LP	4.38	5-15-2025		1,835,000	1,791,822
					11,793,699
Utilities: 0.80%
Electric utilities: 0.36%
Southern California Edison Company	0.70	4-3-2023		2,200,000	2,167,400
Gas utilities: 0.13%
One Gas Incorporated	0.85	3-11-2023		838,000	825,233
Multi-utilities: 0.31%
CenterPoint Energy Incorporated	0.70	3-2-2023		765,000	753,671
CenterPoint Energy Incorporated (3 Month LIBOR +0.50%) ±	2.11	3-2-2023		443,000	442,281
CenterPoint Energy Incorporated (U.S. SOFR +0.65%) ±	2.93	5-13-2024		680,000	672,597
					1,868,549
Total Corporate bonds and notes (Cost $141,450,640)					134,446,965
Foreign corporate bonds and notes : 1.28%
Communication services: 0.22%
Media: 0.22%
SES SA Company (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +3.19%) ʊ±	2.88	5-27-2026	EUR	1,625,000	1,338,535
Financials: 0.55%
Banks: 0.55%
Credit Agricole SA (3 Month EURIBOR +1.25%) ±	1.00	4-22-2026	EUR	2,500,000	2,376,029
Permanent TSB Group (EUR Swap Annual (vs. 6 Month EURIBOR) 1 Year +2.55%) ±	2.13	9-26-2024	EUR	1,000,000	978,142
					3,354,171
Industrials: 0.29%
Containers & packaging: 0.21%
Can-Pack SA 144A	2.38	11-1-2027	EUR	1,500,000	1,280,347
Electrical equipment: 0.08%
Gamma Bidco SpA 144A	6.25	7-15-2025	EUR	500,000	484,889
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Short-Term Bond Plus Fund

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal		Value
Real estate: 0.22%
Equity REITs: 0.22%
Aedas Homes Opco SLU 144A	4.00%	8-15-2026	EUR	1,500,000	$ 1,315,380
Total Foreign corporate bonds and notes (Cost $10,092,395)					7,773,322
Foreign government bonds : 2.01%
Brazil ¤	0.00	1-1-2024	BRL	17,000,000	2,776,287
Chile	4.50	3-1-2026	CLP	1,250,000,000	1,290,377
Germany	1.30	10-15-2027	EUR	6,000,000	6,005,270
Hungary Government Bond	1.50	8-23-2023	HUF	350,000,000	810,609
Republic of South Africa	10.50	12-21-2026	ZAR	22,600,000	1,385,456
Total Foreign government bonds (Cost $13,356,519)					12,267,999
Loans: 1.08%
Communication services: 0.61%
Media: 0.61%
CSC Holdings LLC (3 Month LIBOR +2.25%) ±	2.39	7-17-2025		$1,958,656	1,893,786
Gray Television Incorporated (1 Month LIBOR +2.50%) ±	4.87	2-7-2024		1,831,940	1,816,167
					3,709,953
Financials: 0.15%
Diversified financial services: 0.15%
Russell Investments US Institutional Holdco Incorporated (1 Month LIBOR +3.50%) ±	5.00	5-30-2025		991,610	936,456
Industrials: 0.32%
Aerospace & defense: 0.32%
TransDigm Incorporated (1 Month LIBOR +2.25%) ±	2.52	8-22-2024		1,994,772	1,955,555
Total Loans (Cost $6,682,765)					6,601,964
Municipal obligations: 0.49%
Indiana: 0.16%
Education revenue: 0.16%
Indiana Secondary Market for Education Loans Incorporated (1 Month LIBOR +0.80%) ±	1.47	2-25-2044		996,960	995,293
New Jersey: 0.33%
Miscellaneous revenue: 0.33%
New Jersey Transportation Trust Fund Authority System Series B	2.55	6-15-2023		2,000,000	1,981,499
Total Municipal obligations (Cost $2,987,905)					2,976,792
Non-agency mortgage-backed securities: 20.85%
Affirm Incorporated Series 2021-B Class A 144A	1.03	8-17-2026		3,653,000	3,459,556
Ajax Mortgage Loan Trust Series 2021-E Class A1 144A±±	1.74	12-25-2060		3,249,813	2,843,310
Anchorage Capital CLO Limited Series 2015-6A Class B2RR (3 Month LIBOR +1.85%) 144A±	4.36	7-15-2030		4,000,000	3,901,200
The accompanying notes are an integral part of these financial statements.

Allspring Short-Term Bond Plus Fund  |  17

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Non-agency mortgage-backed securities (continued)
Angel Oak Mortgage Trust I LLC Series 2020-4 Class A1 144A±±	1.47%	6-25-2065	$471,792	$ 448,871
Angel Oak Mortgage Trust I LLC Series 2020-R1 Class A1 144A±±	0.99	4-25-2053	813,733	784,719
APEX Credit CLO LLC Series 2017 Class 2A (3 Month LIBOR +1.60%) 144A±	3.70	9-20-2029	3,000,000	2,868,978
Auburn CLO Limited. Series 2017-1A Class A2A (3 Month LIBOR +1.62%) 144A±	4.33	10-20-2030	470,000	453,151
Bayview Opportunity Master Fund Trust Series 2017 Class RT5 144A±±	3.50	5-28-2069	1,150,087	1,116,315
Black Diamond CLO Limited Series 2017-1A Class A1 (3 Month LIBOR +1.05%) 144A±	3.83	4-24-2029	2,350,930	2,325,965
Bojangles Issuer LLC Series 2020-1A Class A2 144A	3.83	10-20-2050	2,213,875	2,036,278
Bravo Residential Funding Trust Series 2021-HE2 Class A1 (30 Day Average U.S. SOFR +0.75%) 144A±	2.93	11-25-2069	2,416,322	2,392,714
Bunker Hill Loan Depositary Trust Series 2019-3 Class A1 144A±±	2.72	11-25-2059	389,516	377,225
BX Trust Series 2021-ARIA Class D (1 Month LIBOR +1.90%) 144A±	4.29	10-15-2036	2,165,000	2,035,100
Carlyle Global Market Series 2015-1A Class CR3 (3 Month LIBOR +2.00%) 144A±	4.71	7-20-2031	3,000,000	2,816,526
Cascade Funding Mortgage Trust Series 2018-RM2 Class A 144A±±	4.00	10-25-2068	231,609	225,850
Cascade Funding Mortgage Trust Series 2018-RM2 Class B 144A±±	4.00	10-25-2068	868,944	836,947
Cascade Funding Mortgage Trust Series 2020-HB4 Class A 144A±±	0.95	12-26-2030	2,315,190	2,281,222
Cascade Funding Mortgage Trust Series 2021-AL1 Class B 144A	1.39	9-22-2031	1,880,037	1,804,036
CIFC Funding Limited Series 2017-2A (3 Month LIBOR +1.85%) 144A±	4.56	4-20-2030	1,250,000	1,184,588
CIFC Funding Limited Series 2018-1A Class A (3 Month LIBOR +1.00%) 144A±	3.74	4-18-2031	4,000,000	3,920,000
Colt Funding LLC Series 2020-2 Class A1 144A±±	1.85	3-25-2065	142,443	140,681
Commercial Mortgage Trust Series 2012-CR4 Class A	3.25	10-15-2045	2,000,000	1,963,270
Commercial Mortgage Trust Series 2014-CR14 Class B ±±	4.74	2-10-2047	680,000	670,893
Commercial Mortgage Trust Series 2015-DC1 Class A3	3.22	2-10-2048	187,803	187,624
ContiMortgage Home Equity Loan Trust Series 1996-2 Class IO ♀±±	0.00	7-15-2027	434,713	5,727
Countrywide Home Loans Mortgage Pass-Through Trust Series 2001-HYB1 Class 2A1 ±±	2.01	6-19-2031	69,473	66,527
Credit Suisse Mortgage Trust Series 2020-AFC1 Class A3 144A±±	2.51	2-25-2050	764,335	719,642
Credit Suisse Mortgage Trust Series 2021-AFC1 Class A2 144A±±	1.07	3-25-2056	1,490,108	1,261,864
CSAIL Commercial Mortgage Trust Series 2016-C5 Class A4	3.49	11-15-2048	1,163,493	1,128,410
DBWF Mortgage Trust Series 2018-GLKS Class A (1 Month LIBOR +1.03%) 144A±	3.40	12-19-2030	550,000	537,296
Dryden Senior Loan Fund Series 2019-72A (3 Month LIBOR +1.85%) 144A±	4.76	5-15-2032	1,000,000	939,994
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Short-Term Bond Plus Fund

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Non-agency mortgage-backed securities (continued)
EquiFirst Mortgage Loan Trust Series 2003-2 Class 3A3 (1 Month LIBOR +1.13%) ±	3.51%	9-25-2033	$154,103	$ 151,143
First Key Homes Series 2021 Class B 144A	1.61	9-17-2038	2,235,000	1,943,552
First Key Homes Series 2021 Class C 144A	1.89	8-17-2038	1,835,000	1,622,130
FS Rialto Issuer Limited Series 2021-FL3 Class B (1 Month LIBOR +1.80%) 144A±	4.19	11-16-2036	2,000,000	1,903,454
FWD Securitization Trust Series 2020-INV1 Class A3 144A±±	2.44	1-25-2050	847,036	805,734
GCAT Series 2021-NQM1 Class A1 144A±±	0.87	1-25-2066	1,386,914	1,269,503
Golden National Mortgage Asset-Backed Certificates Series 1998-GN1 Class M2	8.02	2-25-2027	34,322	33,586
Goldman Sachs Mortgage Securities Trust Series 2013-G1 Class A2 144A±±	3.56	4-10-2031	283,715	281,641
Goldman Sachs Mortgage Securities Trust Series 2014-GC22 Class A3	3.52	6-10-2047	1,233,338	1,231,603
Gracie Point International Funding Series 2020-B Class A (1 Month LIBOR +1.40%) 144A±	3.77	5-2-2023	1,849,928	1,849,577
GSMPS Mortgage Loan Trust Series 1998-1 Class A 144A±±	8.00	9-19-2027	121,205	114,299
Harbor Group International Limited Series 2021-FL1 Class A (1 Month LIBOR +1.05%) 144A±	3.44	6-16-2036	1,782,000	1,726,889
Harbor Group International Limited Series 2021-FL2 Class C (1 Month LIBOR +1.80%) 144A±	4.19	9-17-2036	1,000,000	946,466
Hospitality Mortgage Trust Series 2019 Class A (1 Month LIBOR +1.00%) 144A±	3.39	11-15-2036	1,675,948	1,635,054
Imperial Fund Mortgage Trust Series 2021-NQM3 Class A1 144A±±	1.60	11-25-2056	2,723,492	2,402,875
Imperial Fund Mortgage Trust Series 2022-NQM3 Class A3 144A±±	4.46	5-25-2067	4,005,000	3,692,680
JPMorgan Chase Commercial Mortgage Securities Trust Series 2013-LC11 Class A4	2.69	4-15-2046	1,576,823	1,562,914
JPMorgan Chase Commercial Mortgage Securities Trust Series 2018-PHH Class A (1 Month LIBOR +1.21%) 144A±	3.60	6-15-2035	566,915	552,967
JPMorgan Chase Commercial Mortgage Securities Trust Series 2019-MFP Class A (1 Month LIBOR +0.96%) 144A±	3.35	7-15-2036	2,500,000	2,455,436
JPMorgan Chase Commercial Mortgage Securities Trust Series 2020 Class A7 144A±±	3.50	7-25-2050	1,067,463	991,051
LoanCore Limited Series 2018-CRE1 Class A (1 Month LIBOR +1.13%) 144A±	3.52	5-15-2028	115,800	115,543
Madison Park Funding Limited Series 2012-0A (3 Month LIBOR +1.55%) 144A±	4.32	7-27-2030	1,570,000	1,510,087
Marlette Funding Trust Series 2021-2A Class B 144A	1.06	9-15-2031	4,000,000	3,836,875
Master Mortgages Trust Series 2002-3 Class 4A1 ±±	2.83	10-25-2032	856	829
MED Trust Series 2021-MDLN Class B (1 Month LIBOR +1.45%) 144A±	3.84	11-15-2038	3,000,000	2,896,800
Mello Warehouse Securitization Trust Series 2021-1 Class B (1 Month LIBOR +0.90%) 144A±	2.52	2-25-2055	1,460,000	1,421,315
Mello Warehouse Securitization Trust Series 2021-2 Class C (1 Month LIBOR +1.10%) 144A±	3.54	4-25-2055	1,825,000	1,786,494
MF1 Multifamily Housing Mortgage Loan Trust Series 2021-FL5 Class A (U.S. SOFR 1 Month +0.96%) 144A±	3.26	7-15-2036	1,485,143	1,471,417
The accompanying notes are an integral part of these financial statements.

Allspring Short-Term Bond Plus Fund  |  19

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Non-agency mortgage-backed securities (continued)
MFRA Trust Series 2020-NQM1 Class A2 144A±±	1.79%	8-25-2049	$628,147	$ 607,970
MFRA Trust Series 2021-NQM1 Class A2 144A±±	1.38	4-25-2065	1,038,004	957,383
New Residential Mortgage Loan Series 2018-5A Class A1A 144A±±	4.25	12-25-2057	2,074,248	2,038,149
New Residential Mortgage Loan Series 2019-6A Class A1B 144A±±	3.50	9-25-2059	842,874	805,006
New York Mortgage Trust Series 2022 Class A1 144A	2.04	7-25-2061	2,931,463	2,741,417
Oceanview Mortgage Trust 2021-EBO1 Class 1A 144A	1.22	12-29-2051	869,712	860,184
Octagon Investment Partners Series 2017-1A Class A2R (3 Month LIBOR +1.45%) 144A±	4.16	3-17-2030	2,190,000	2,098,699
Octane Receivables Trust Series 2022-2A Class A 144A	5.11	2-22-2028	1,890,000	1,884,266
OPG Trust 2021 PORT (1 Month LIBOR +0.71%) 144A±	3.10	10-15-2036	3,422,255	3,211,442
PKHL Commercial Mortgage Trust Series 2021 Class B (1 Month LIBOR +1.18%) 144A±	3.57	7-15-2038	3,342,000	3,190,148
ReadyCap Commercial Mortgage Trust Series 2019-5 Class A 144A	3.78	2-25-2052	220,135	217,518
Residential Mortgage Loan Trust Series 2021-1R Class A2 144A±±	1.10	1-25-2065	374,031	358,046
Sound Point CLO Limited Series 2015-1RA Class BR (3 Month LIBOR +1.55%) 144A±	4.06	4-15-2030	2,660,000	2,519,720
Starwood Mortgage Residential Trust Series 2020-1 Class A3 144A±±	2.56	2-25-2050	1,452,077	1,390,607
Towd Point Mortgage Trust Series 2017-1 Class A1 144A±±	2.75	10-25-2056	550,611	545,852
Towd Point Mortgage Trust Series 2017-4 Class A1 144A±±	2.75	6-25-2057	418,398	405,130
Towd Point Mortgage Trust Series 2019-4 Class A1 144A±±	2.90	10-25-2059	977,975	939,296
Towd Point Mortgage Trust Series 2019-MH1 Class A1 144A±±	3.00	11-25-2058	263,959	259,750
UBS Commercial Mortgage Trust Series 2018-NYCH Class A (1 Month LIBOR +0.85%) 144A±	3.24	2-15-2032	1,459,270	1,418,177
Verus Securitization Trust Series 2021-2 Class A1 144A±±	1.03	2-25-2066	1,353,451	1,197,493
Verus Securitization Trust Series 2021-8 Class A2 144A±±	2.29	11-25-2066	2,198,364	1,961,307
Verus Securitization Trust Series 2021-R1 Class A2 144A±±	1.06	10-25-2063	147,579	138,353
Verus Securitization Trust Series 2021-R3 Class A1 144A±±	1.02	4-25-2064	1,155,399	1,093,355
Vibrant CLO Limited (3 Month LIBOR +0.95%) 144A±	3.05	6-20-2029	1,918,607	1,897,412
Voya CLO Limited Series 2017-1A (3 Month LIBOR +1.90%) 144A±	4.64	4-17-2030	2,500,000	2,339,948
Wilshire Funding Corporation Series 1996-3 Class M2 ±±	7.43	8-25-2032	52,867	54,372
Wilshire Funding Corporation Series 1996-3 Class M3 ±±	7.43	8-25-2032	32,596	32,055
Wilshire Funding Corporation Series 1998-2 Class M1 (12 Month Treasury Average +2.00%) ±	2.48	12-28-2037	4,835	4,832
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Short-Term Bond Plus Fund

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Non-agency mortgage-backed securities (continued)
Wind River CLO Limited Series 2013-2A Class AR (3 Month LIBOR +1.00%) 144A±	3.74%	10-18-2030	$4,000,000	$ 3,953,324
Zais CLO Limited Series 2017-1A (3 Month LIBOR +2.65%) 144A±	5.16	7-15-2029	2,050,000	1,961,551
Total Non-agency mortgage-backed securities (Cost $133,008,013)				127,029,155
U.S. Treasury securities: 18.79%
U.S. Treasury Note	0.25	4-15-2023	27,475,000	26,946,193
U.S. Treasury Note	0.25	3-15-2024	15,490,000	14,743,334
U.S. Treasury Note	0.25	5-15-2024	21,250,000	20,122,754
U.S. Treasury Note	0.38	12-31-2025	7,420,000	6,697,420
U.S. Treasury Note	1.13	1-15-2025	6,740,000	6,379,305
U.S. Treasury Note	2.50	5-31-2024	15,000,000	14,752,148
U.S. Treasury Note	2.63	4-15-2025	1,240,000	1,213,069
U.S. Treasury Note	2.75	5-15-2025	645,000	632,579
U.S. Treasury Note	2.75	4-30-2027	10,900,000	10,609,191
U.S. Treasury Note	2.88	6-15-2025	2,470,000	2,429,091
U.S. Treasury Note	3.00	6-30-2024	1,720,000	1,705,084
U.S. Treasury Note	3.25	6-30-2027	8,275,000	8,235,564
Total U.S. Treasury securities (Cost $116,913,016)				114,465,732
Yankee corporate bonds and notes: 13.25%
Consumer discretionary: 0.79%
Automobiles: 0.36%
Conti Gummi Finance BV	1.13	9-25-2024	2,000,000	1,956,405
Stellantis NV	5.25	4-15-2023	250,000	251,110
				2,207,515
Internet & direct marketing retail: 0.43%
Prosus NV 144A	3.26	1-19-2027	3,000,000	2,596,021
Consumer staples: 0.51%
Food products: 0.32%
Viterra Finance BV 144A	4.90	4-21-2027	2,000,000	1,919,915
Tobacco: 0.19%
Imperial Brands plc 144A	6.13	7-27-2027	1,145,000	1,162,299
Energy: 0.47%
Oil, gas & consumable fuels: 0.47%
BP Capital Markets plc (5 Year Treasury Constant Maturity +4.04%) ʊ±	4.38	6-22-2025	3,000,000	2,871,750
Financials: 10.08%
Banks: 6.47%
ANZ New Zealand International Company 144A	1.90	2-13-2023	2,200,000	2,181,756
Banco Internacional del Peru SAA Interbank 144A	3.38	1-18-2023	1,305,000	1,298,214
Banco Santander (1 Year Treasury Constant Maturity +0.45%) ±	0.70	6-30-2024	2,000,000	1,935,753
Banque Fédérative du Crédit Mutuel 144A	4.52	7-13-2025	3,000,000	2,985,619
Barclays Bank plc (1 Year Treasury Constant Maturity +0.80%) ±	1.01	12-10-2024	1,155,000	1,094,605
The accompanying notes are an integral part of these financial statements.

Allspring Short-Term Bond Plus Fund  |  21

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Banks (continued)
BNP Paribas (U.S. SOFR +1.00%) 144A±	1.32%	1-13-2027	$1,545,000	$ 1,355,262
BPCE SA 144A	4.75	7-19-2027	2,560,000	2,534,142
Central American Bank 144A	1.14	2-9-2026	2,500,000	2,253,950
Credicorp Limited 144A	2.75	6-17-2025	3,000,000	2,825,396
Danske Bank A/S (1 Year Treasury Constant Maturity +0.55%) 144A±	0.98	9-10-2025	2,000,000	1,836,469
Deutsche Bank (U.S. SOFR +2.16%) ±	2.22	9-18-2024	1,500,000	1,446,653
Deutsche Bank	3.30	11-16-2022	1,000,000	998,303
Federation des Caisses Desjardins 144A	4.40	8-23-2025	3,000,000	2,974,882
HSBC Holdings plc (U.S. SOFR +0.71%) ±	0.98	5-24-2025	600,000	559,287
HSBC Holdings plc (U.S. SOFR +1.10%) ±	2.25	11-22-2027	1,760,000	1,551,610
HSBC Holdings plc (U.S. SOFR +2.61%) ±	5.21	8-11-2028	2,400,000	2,342,527
Intesa Sanpaolo SpA 144A	3.25	9-23-2024	2,000,000	1,918,902
Mizuho Financial Group (U.S. SOFR +1.24%) ±	2.84	7-16-2025	1,000,000	962,651
National Bank of Canada Company (U.S. SOFR +1.01%) ±	3.75	6-9-2025	1,000,000	986,205
NatWest Markets plc 144A	2.38	5-21-2023	1,375,000	1,356,693
Nordea Bank AB 144A	3.75	8-30-2023	2,000,000	1,992,610
Sumitomo Mitsui Financial Group (3 Month LIBOR +0.80%) ±	3.54	10-16-2023	2,000,000	2,001,126
				39,392,615
Capital markets: 1.04%
Credit Suisse Group AG (U.S. SOFR +3.34%) 144A±	6.37	7-15-2026	3,000,000	2,985,924
Macquarie Group Limited (U.S. SOFR +1.07%) 144A±	1.34	1-12-2027	1,885,000	1,649,380
UBS Group AG (1 Year Treasury Constant Maturity +0.85%) 144A±	1.49	8-10-2027	2,000,000	1,737,032
				6,372,336
Diversified financial services: 1.21%
AerCap Ireland Capital Designated Activity Company / AerCap Global Aviation Trust	1.65	10-29-2024	2,500,000	2,313,275
African Export Import BA 144A	2.63	5-17-2026	550,000	494,945
Avolon Holdings Funding Limited 144A	2.53	11-18-2027	862,000	703,998
Avolon Holdings Funding Limited 144A	5.50	1-15-2026	965,000	930,486
DAE Funding LLC 144A	2.63	3-20-2025	1,000,000	935,810
New Red Finance Incorporated 144A«	5.75	4-15-2025	2,000,000	2,010,000
				7,388,514
Insurance: 0.89%
Allied World Assurance Company Holdings Limited	4.35	10-29-2025	2,880,000	2,801,871
Sompo International Holdings Limited	4.70	10-15-2022	2,628,000	2,631,792
				5,433,663
Thrifts & mortgage finance: 0.47%
Nationwide Building Society 144A	4.85	7-27-2027	2,860,000	2,839,956
Information technology: 0.43%
Semiconductors & semiconductor equipment: 0.43%
Renesas Electronics Corporation 144A	1.54	11-26-2024	2,830,000	2,625,719
The accompanying notes are an integral part of these financial statements.

22  |  Allspring Short-Term Bond Plus Fund

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Materials: 0.33%
Chemicals: 0.33%
Syngenta Finance NV 144A	4.44%	4-24-2023	$2,000,000	$ 1,994,339
Real estate: 0.31%
Equity REITs: 0.31%
Scentre Group Trust 144A	3.63	1-28-2026	2,000,000	1,912,879
Utilities: 0.33%
Independent power & renewable electricity producers: 0.33%
Colbun SA 144A	4.50	7-10-2024	2,000,000	1,997,500
Total Yankee corporate bonds and notes (Cost $84,906,505)				80,715,021

		Yield	Shares
Short-term investments: 5.79%
Investment companies: 5.79%
Allspring Government Money Market Fund Select Class ♠∞		2.09	34,859,487	34,859,487
Securities Lending Cash Investments LLC ♠∩∞		2.39	385,605	385,605
Total Short-term investments (Cost $35,245,092)				35,245,092
Total investments in securities (Cost $625,524,647)	98.29%			598,785,029
Other assets and liabilities, net	1.71			10,405,911
Total net assets	100.00%			$609,190,940

±	Variable rate investment. The rate shown is the rate in effect at period end.
±±	The coupon of the security is adjusted based on the principal and/or interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages. The rate shown is the rate in effect at period end.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
¤	The security is issued in zero coupon form with no periodic interest payments.
♀	Investment in an interest-only security that entitles holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. The rate represents the coupon rate.
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.
ʊ	Security is perpetual in nature and has no stated maturity date. The date shown reflects the next call date.

Abbreviations:
BRL	Brazilian real
CLP	Chile Peso
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
HUF	Hungarian forint
LIBOR	London Interbank Offered Rate
REIT	Real estate investment trust
SOFR	Secured Overnight Financing Rate
ZAR	South African rand
The accompanying notes are an integral part of these financial statements.

Allspring Short-Term Bond Plus Fund  |  23

Portfolio of investments—August 31, 2022

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$22,126,301	$328,323,210	$(315,590,024)	$0	$0	$ 34,859,487	34,859,487	$ 110,193
Securities Lending Cash Investments LLC	667,600	36,751,850	(37,033,845)	0	0	385,605	385,605	19,076 #
				$0	$0	$35,245,092		$129,269

#	Amount shown represents income before fees and rebates.
Forward foreign currency contracts
Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses
975,000 EUR	1,003,580 USD	Morgan Stanley	9-30-2022	$ 0	$ (21,953)
13,075,376 USD	12,280,000 EUR	Morgan Stanley	9-30-2022	711,910	0
1,406,785 USD	22,600,000 ZAR	Morgan Stanley	9-30-2022	90,734	0
6,291,515 USD	6,200,000 EUR	Morgan Stanley	9-30-2022	49,375	0
				$852,019	$(21,953)
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
2-Year U.S. Treasury Notes	1,220	12-30-2022	$254,533,986	$254,160,314	$ 0	$ (373,672)
Short
Euro-BOBL Futures	(38)	9-8-2022	(4,782,244)	(4,700,193)	82,051	0
10-Year U.S. Treasury Notes	(38)	12-20-2022	(4,450,948)	(4,442,438)	8,510	0
5-Year U.S. Treasury Notes	(578)	12-30-2022	(64,117,270)	(64,054,141)	63,129	0
					$153,690	$(373,672)
The accompanying notes are an integral part of these financial statements.

24  |  Allspring Short-Term Bond Plus Fund

Statement of assets and liabilities—August 31, 2022

Assets
Investments in unaffiliated securities (including $377,879 of securities loaned), at value (cost $590,279,555)	$ 563,539,937
Investments in affiliated securities, at value (cost $35,245,092)	35,245,092
Cash at broker segregated for futures contracts	1,505,000
Receivable for investments sold	7,893,691
Receivable for interest	2,824,459
Receivable for Fund shares sold	1,872,805
Unrealized gains on forward foreign currency contracts	852,019
Receivable for daily variation margin on open futures contracts	66,503
Principal paydown receivable	2,249
Receivable for securities lending income, net	760
Prepaid expenses and other assets	93,532
Total assets	613,896,047
Liabilities
Payable for investments purchased	2,429,440
Cash collateral due to broker for forward foreign currency contracts	1,020,000
Payable upon receipt of securities loaned	385,605
Payable for Fund shares redeemed	338,614
Overdraft due to custodian bank	239,734
Management fee payable	158,342
Administration fees payable	50,219
Unrealized losses on forward foreign currency contracts	21,953
Distribution fee payable	2,726
Due to custodian bank, foreign currency, at value	538
Accrued expenses and other liabilities	57,936
Total liabilities	4,705,107
Total net assets	$609,190,940
Net assets consist of
Paid-in capital	$ 638,908,725
Total distributable loss	(29,717,785)
Total net assets	$609,190,940
Computation of net asset value and offering price per share
Net assets – Class A	$ 141,781,888
Shares outstanding – Class A1	16,861,495
Net asset value per share – Class A	$8.41
Maximum offering price per share – Class A2	$8.58
Net assets – Class C	$ 4,224,671
Shares outstanding – Class C1	503,161
Net asset value per share – Class C	$8.40
Net assets – Class R6	$ 16,574,827
Shares outstanding – Class R6[1]	1,972,096
Net asset value per share – Class R6	$8.40
Net assets – Institutional Class	$ 446,609,554
Shares outstanding – Institutional Class[1]	53,091,907
Net asset value per share – Institutional Class	$8.41
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/98 of net asset value. On investments of $100,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Allspring Short-Term Bond Plus Fund  |  25

Statement of operations—year ended August 31, 2022

Investment income
Interest	$ 11,568,687
Dividends	184,053
Income from affiliated securities	125,833
Total investment income	11,878,573
Expenses
Management fee	2,064,085
Administration fees
Class A	251,589
Class C	8,044
Class R6	6,768
Institutional Class	323,926
Shareholder servicing fees
Class A	392,888
Class C	12,541
Distribution fee
Class C	37,624
Custody and accounting fees	36,569
Professional fees	71,114
Registration fees	63,398
Shareholder report expenses	64,674
Trustees’ fees and expenses	20,393
Other fees and expenses	17,317
Total expenses	3,370,930
Less: Fee waivers and/or expense reimbursements
Fund-level	(149,833)
Class A	(121,032)
Class C	(2,978)
Institutional Class	(3,548)
Net expenses	3,093,539
Net investment income	8,785,034
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(2,911,611)
Forward foreign currency contracts	1,532,822
Futures contracts	(3,052,537)
Swap contracts	(86,887)
Net realized losses on investments	(4,518,213)
Net change in unrealized gains (losses) on
Unaffiliated securities	(32,985,812)
Forward foreign currency contracts	768,720
Futures contracts	(273,194)
Swap contracts	91,265
Net change in unrealized gains (losses) on investments	(32,399,021)
Net realized and unrealized gains (losses) on investments	(36,917,234)
Net decrease in net assets resulting from operations	$(28,132,200)
The accompanying notes are an integral part of these financial statements.

26  |  Allspring Short-Term Bond Plus Fund

Statement of changes in net assets

	Year ended August 31, 2022		Year ended August 31, 2021
Operations
Net investment income		$ 8,785,034		$ 8,427,704
Net realized gains (losses) on investments		(4,518,213)		5,410,137
Net change in unrealized gains (losses) on investments		(32,399,021)		(4,088,103)
Net increase (decrease) in net assets resulting from operations		(28,132,200)		9,749,738
Distributions to shareholders from
Net investment income and net realized gains
Class A		(3,260,447)		(4,371,256)
Class C		(66,976)		(88,211)
Class R6		(576,380)		(938,088)
Institutional Class		(9,456,485)		(7,974,832)
Total distributions to shareholders		(13,360,288)		(13,372,387)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,472,078	12,971,130	3,139,712	28,458,791
Class C	111,895	994,577	284,356	2,570,007
Class R6	489,531	4,166,599	1,264,284	11,449,057
Institutional Class	29,373,532	254,171,578	27,299,468	247,209,753
		272,303,884		289,687,608
Reinvestment of distributions
Class A	351,308	3,077,067	458,328	4,146,649
Class C	7,551	66,318	9,763	88,211
Class R6	4,660	40,256	783	7,069
Institutional Class	867,848	7,589,450	667,665	6,042,969
		10,773,091		10,284,898
Payment for shares redeemed
Class A	(4,367,651)	(38,301,946)	(3,009,123)	(27,264,373)
Class C	(203,015)	(1,765,491)	(343,589)	(3,111,137)
Class R6	(2,084,157)	(18,249,955)	(1,589,516)	(14,408,643)
Institutional Class	(22,157,051)	(192,938,192)	(10,620,580)	(96,232,227)
		(251,255,584)		(141,016,380)
Net increase in net assets resulting from capital share transactions		31,821,391		158,956,126
Total increase (decrease) in net assets		(9,671,097)		155,333,477
Net assets
Beginning of period		618,862,037		463,528,560
End of period		$ 609,190,940		$ 618,862,037
The accompanying notes are an integral part of these financial statements.

Allspring Short-Term Bond Plus Fund  |  27

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$9.02	$9.09	$8.84	$8.65	$8.77
Net investment income	0.11 [1]	0.14	0.19	0.20	0.15
Net realized and unrealized gains (losses) on investments	(0.54)	0.02	0.24	0.19	(0.12)
Total from investment operations	(0.43)	0.16	0.43	0.39	0.03
Distributions to shareholders from
Net investment income	(0.11)	(0.13)	(0.18)	(0.20)	(0.15)
Net realized gains	(0.07)	(0.10)	0.00	0.00	0.00
Total distributions to shareholders	(0.18)	(0.23)	(0.18)	(0.20)	(0.15)
Net asset value, end of period	$8.41	$9.02	$9.09	$8.84	$8.65
Total return[2]	(4.83)%	1.76%	4.96%	4.60%	0.31%
Ratios to average net assets (annualized)
Gross expenses	0.81%	0.81%	0.82%	0.82%	0.82%
Net expenses	0.70%	0.70%	0.71%	0.72%	0.72%
Net investment income	1.30%	1.48%	2.10%	2.33%	1.68%
Supplemental data
Portfolio turnover rate	65%	65%	88%	43%	43%
Net assets, end of period (000s omitted)	$141,782	$175,111	$170,975	$170,345	$182,179

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

28  |  Allspring Short-Term Bond Plus Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$9.01	$9.07	$8.83	$8.64	$8.76
Net investment income	0.05	0.06	0.12	0.14	0.08
Net realized and unrealized gains (losses) on investments	(0.55)	0.04	0.24	0.19	(0.12)
Total from investment operations	(0.50)	0.10	0.36	0.33	(0.04)
Distributions to shareholders from
Net investment income	(0.04)	(0.06)	(0.12)	(0.14)	(0.08)
Net realized gains	(0.07)	(0.10)	0.00	0.00	0.00
Total distributions to shareholders	(0.11)	(0.16)	(0.12)	(0.14)	(0.08)
Net asset value, end of period	$8.40	$9.01	$9.07	$8.83	$8.64
Total return[1]	(5.57)%	1.10%	4.10%	3.82%	(0.44)%
Ratios to average net assets (annualized)
Gross expenses	1.55%	1.56%	1.56%	1.57%	1.57%
Net expenses	1.47%	1.47%	1.47%	1.47%	1.47%
Net investment income	0.53%	0.71%	1.36%	1.57%	0.93%
Supplemental data
Portfolio turnover rate	65%	65%	88%	43%	43%
Net assets, end of period (000s omitted)	$4,225	$5,286	$5,773	$7,146	$8,588

[1]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Allspring Short-Term Bond Plus Fund  |  29

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Class R6	2022	2021	2020	2019	2018 [1]
Net asset value, beginning of period	$9.02	$9.08	$8.83	$8.66	$8.64
Net investment income	0.14 [2]	0.16	0.21	0.23	0.02 [2]
Net realized and unrealized gains (losses) on investments	(0.56)	0.03	0.25	0.17	0.02
Total from investment operations	(0.42)	0.19	0.46	0.40	0.04
Distributions to shareholders from
Net investment income	(0.13)	(0.15)	(0.21)	(0.23)	(0.02)
Net realized gains	(0.07)	(0.10)	0.00	0.00	0.00
Total distributions to shareholders	(0.20)	(0.25)	(0.21)	(0.23)	(0.02)
Net asset value, end of period	$8.40	$9.02	$9.08	$8.83	$8.66
Total return[3]	(4.65)%	2.18%	5.28%	4.69%	0.42%
Ratios to average net assets (annualized)
Gross expenses	0.43%	0.43%	0.44%	0.44%	0.44%
Net expenses	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	1.55%	1.79%	2.41%	2.71%	2.24%
Supplemental data
Portfolio turnover rate	65%	65%	88%	43%	43%
Net assets, end of period (000s omitted)	$16,575	$32,131	$35,301	$30,585	$2,553

[1]	For the period from July 31, 2018 (commencement of class operations) to August 31, 2018
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

30  |  Allspring Short-Term Bond Plus Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$9.03	$9.09	$8.84	$8.65	$8.78
Net investment income	0.13	0.15	0.21	0.23	0.17
Net realized and unrealized gains (losses) on investments	(0.55)	0.04	0.24	0.19	(0.13)
Total from investment operations	(0.42)	0.19	0.45	0.42	0.04
Distributions to shareholders from
Net investment income	(0.13)	(0.15)	(0.20)	(0.23)	(0.17)
Net realized gains	(0.07)	(0.10)	0.00	0.00	0.00
Total distributions to shareholders	(0.20)	(0.25)	(0.20)	(0.23)	(0.17)
Net asset value, end of period	$8.41	$9.03	$9.09	$8.84	$8.65
Total return	(4.69)%	2.13%	5.23%	4.88%	0.46%
Ratios to average net assets (annualized)
Gross expenses	0.48%	0.48%	0.49%	0.49%	0.49%
Net expenses	0.45%	0.45%	0.45%	0.45%	0.46%
Net investment income	1.57%	1.69%	2.37%	2.60%	1.95%
Supplemental data
Portfolio turnover rate	65%	65%	88%	43%	43%
Net assets, end of period (000s omitted)	$446,610	$406,333	$251,480	$226,517	$226,655
The accompanying notes are an integral part of these financial statements.

Allspring Short-Term Bond Plus Fund  |  31

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Short-Term Bond Plus Fund (the "Fund") which is a diversified series of the Trust.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management").
Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee.
Swap contracts are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee. Purchases and sales of securities, and

32  |  Allspring Short-Term Bond Plus Fund

Notes to financial statements
income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Loans
The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.
Forward foreign currency contracts
A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund's maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Fund may buy and sell futures contracts in order to

Allspring Short-Term Bond Plus Fund  |  33

Notes to financial statements
gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Swap contracts
Swap contracts are agreements between the Fund and a counterparty to exchange a series of cash flows over a specified period. Swap agreements are privately negotiated contracts between the Fund that are entered into as bilateral contracts in the over-the-counter market or centrally cleared (“centrally cleared swaps”) with a central clearinghouse.
The Fund entered into centrally cleared swaps. In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. Upon entering into a centrally cleared swap, the Fund is required to deposit an initial margin with the broker in the form of cash or securities. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is shown as cash segregated for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). The variation margin is recorded as an unrealized gain (or loss) and shown as daily variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are recorded as realized gains (losses) in the Statement of Operations when the contract is closed.
Credit default swaps
The Fund may enter into credit default swaps for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index or a basket of single-name issuers or traded indexes. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the protection seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring).
The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. If the Fund is the buyer of protection and a credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. If the Fund is the seller of protection and a credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.
As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates.
By entering into credit default swap contracts, the Fund is exposed to credit risk. In addition, certain credit default swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements.
Mortgage dollar roll transactions
The Fund may engage in mortgage dollar roll transactions through TBA mortgage-backed securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage

34  |  Allspring Short-Term Bond Plus Fund

Notes to financial statements
Corporation (FHLMC). In a mortgage dollar roll transaction, the Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund accounts for TBA dollar roll transactions as purchases and sales which, as a result, may increase its portfolio turnover rate.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Paydown gains and losses are included in interest income.
Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income monthly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of August 31, 2022, the aggregate cost of all investments for federal income tax purposes was $623,810,147 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 191,815
Gross unrealized losses	(24,606,849)
Net unrealized losses	$(24,415,034)
As of August 31, 2022, the Fund had capital loss carryforwards which consisted of $3,642,728 in short-term capital losses and $2,586,478 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

Allspring Short-Term Bond Plus Fund  |  35

Notes to financial statements
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Agency securities	$ 0	$ 4,516,577	$0	$ 4,516,577
Asset-backed securities	0	72,255,081	0	72,255,081
Convertible debenture	0	491,329	0	491,329
Corporate bonds and notes	0	134,446,965	0	134,446,965
Foreign corporate bonds and notes	0	7,773,322	0	7,773,322
Foreign government bonds	0	12,267,999	0	12,267,999
Loans	0	6,601,964	0	6,601,964
Municipal obligations	0	2,976,792	0	2,976,792
Non-agency mortgage-backed securities	0	127,029,155	0	127,029,155
U.S. Treasury securities	114,465,732	0	0	114,465,732
Yankee corporate bonds and notes	0	80,715,021	0	80,715,021
Short-term investments
Investment companies	35,245,092	0	0	35,245,092
	149,710,824	449,074,205	0	598,785,029
Forward foreign currency contracts	0	852,019	0	852,019
Futures contracts	153,690	0	0	153,690
Total assets	$149,864,514	$449,926,224	$0	$599,790,738
Liabilities
Forward foreign currency contracts	$ 0	$ 21,953	$0	$ 21,953
Futures contracts	373,672	0	0	373,672
Total liabilities	$ 373,672	$ 21,953	$0	$ 395,625
Futures contracts and forward foreign currency contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the tables following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended August 31, 2022, the Fund did not have any transfers into/out of Level 3.

36  |  Allspring Short-Term Bond Plus Fund

Notes to financial statements
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $1 billion	0.350%
Next $4 billion	0.325
Next $3 billion	0.290
Next $2 billion	0.265
Over $10 billion	0.255
For the year ended August 31, 2022, the management fee was equivalent to an annual rate of 0.35% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.16%
Class C	0.16
Class R6	0.03
Institutional Class	0.08
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through December 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of August 31, 2022, the contractual expense caps are as follows:

Allspring Short-Term Bond Plus Fund  |  37

Notes to financial statements
Expense ratio caps
Class A	0.72%
Class C	1.47
Class R6	0.40
Institutional Class	0.45
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended August 31, 2022, Allspring Funds Distributor received $681 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended August 31, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A and Class C are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2022 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$170,332,778	$285,544,326	$117,982,474	$245,756,511
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of August 31, 2022, the Fund had securities lending transactions with the following counterparties which are subject to offset:

38  |  Allspring Short-Term Bond Plus Fund

Notes to financial statements
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Jefferies LLC	$377,879	$(377,879)	$0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. DERIVATIVE TRANSACTIONS
During the year ended August 31, 2022, the Fund entered into futures contracts to speculate on interest rates and to help manage the duration of the portfolio. The Fund also entered into forward foreign currency contracts for economic hedging purposes and entered into swap contracts for hedging and speculative purposes.
The volume of the Fund's derivative activity during the year ended August 31, 2022 was as follows:
Futures contracts
Average notional balance on long futures	$252,944,881
Average notional balance on short futures	81,647,257
Forward foreign currency contracts
Average contract amounts to buy	$ 2,544,459
Average contract amounts to sell	16,008,125
Swap contracts
Average notional balance	$ 1,993,151
The Fund's swap transactions may contain provisions for early termination in the event the net assets of the Fund declines below specific levels identified by the counterparty. If these levels are triggered, the counterparty may terminate the transaction and seek payment or request full collateralization of the derivative transactions in net liability positions.
The fair value of derivative instruments as of August 31, 2022 by primary risk type was as follows for the Fund:
	Asset derivatives		Liability derivatives
	Statement of Assets and Liabilities location	Fair value	Statement of Assets and Liabilities location	Fair value
Interest rate risk	Unrealized gains on futures contracts	$ 153,690*	Unrealized losses on futures contracts	$ 373,672*
Foreign currency risk	Unrealized gains on forward foreign currency contracts	852,019	Unrealized losses on forward foreign currency contracts	21,953
		$1,005,709		$395,625

*	Amount represents cumulative unrealized gains (losses) on futures contracts as reported in the table following the Portfolio of Investments. For futures contracts, only the current day’s variation margin as of August 31, 2022 is reported separately on the Statements of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended August 31, 2022 was as follows:
	Net realized gains (losses) on derivatives
	Forward foreign currency contracts	Futures contracts	Swap contracts	Total
Interest rate risk	$ 0	$ (3,052,537)	$ 0	$ (3,052,537)
Foreign currency risk	1,532,822	0	0	1,532,822
Credit risk	0	0	(86,887)	(86,887)
	$1,532,822	$(3,052,537)	$(86,887)	$(1,606,602)

Allspring Short-Term Bond Plus Fund  |  39

Notes to financial statements
	Net change in unrealized gains (losses) on derivatives
	Forward foreign currency contracts	Futures contracts	Swap contracts	Total
Interest rate risk	$ 0	$ (273,194)	$ 0	$(273,194)
Foreign currency risk	768,720	0	0	768,720
Credit risk	0	0	91,265	91,265
	$768,720	$(273,194)	$91,265	$ 586,791
For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, for OTC derivatives is as follows:
Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Morgan Stanley	$852,019	$(21,953)	$0	$830,066

Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of assets
Morgan Stanley	$21,953	$(21,953)	$0	$0
8. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee equal based on the unused balance is allocated to each participating fund.
For the year ended August 31, 2022, there were no borrowings by the Fund under the agreement.
9. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended August 31, 2022 and August 31, 2021 were as follows:
	Year ended August 31
	2022	2021
Ordinary income	$12,313,837	$12,290,492
Long-term capital gain	1,046,451	1,081,895

40  |  Allspring Short-Term Bond Plus Fund

Notes to financial statements
As of August 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Unrealized losses	Capital loss carryforward
$960,278	$(24,448,853)	$(6,229,206)
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
11. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

Allspring Short-Term Bond Plus Fund  |  41

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Short-Term Bond Plus Fund (formerly, Wells Fargo Short-Term Bond Plus Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of August 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian, transfer agent, agent banks and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
October 27, 2022

42  |  Allspring Short-Term Bond Plus Fund

Other information (unaudited)
TAX INFORMATION
Pursuant to Section 852 of the Internal Revenue Code, $1,046,451 was designated as a 20% rate gain distribution for the fiscal year ended August 31, 2022.
For the fiscal year ended August 31, 2022, $5,565,256 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended August 31, 2022, $3,957,570 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended August 31, 2022, 4% of the ordinary income distributed was derived from interest on U.S. government securities.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Short-Term Bond Plus Fund  |  43

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 124 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

44  |  Allspring Short-Term Bond Plus Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner, Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner, Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination Medical Center Corporation. Board member of the Minnesota Wild Foundation.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Short-Term Bond Plus Fund  |  45

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

46  |  Allspring Short-Term Bond Plus Fund

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund's liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 24-25, 2022, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage the Fund’s liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Allspring Short-Term Bond Plus Fund  |  47

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0922-00222 10-22
A221/AR221 08-22

Annual Report
August 31, 2022
Allspring
Short-Term High Yield Bond Fund

Allspring Short-Term High Yield Bond Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Short-Term High Yield Bond Fund for the 12-month period that ended August 31, 2022. Globally, stocks and bonds experienced heightened volatility through the period. Non-U.S. securities fared the worst as the global economy faced multiple challenges. Bonds had historically poor performance during a difficult period, with major fixed income indexes all falling substantially for the 12-month period. The performance of non-U.S. investments was worsened by the strong U.S. dollar.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were wiped away by the highest rate of inflation in four decades, the impact of aggressive central bank rate hikes, more highly contagious COVID-19 variants, and the Russia-Ukraine war. The already-significant global supply-chain disruptions were compounded by China’s COVID-19 lockdowns.
For the 12-month period, both stocks and bonds registered significant losses, with U.S. large-cap stocks faring better overall than non-U.S. developed market equities and emerging market stocks. Fixed income securities were also deeply in the red, in a period of high inflation and sharply rising interest rates. For the period, U.S. stocks, based on the S&P 500 Index,1 lost 11.23%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -19.52%, while the MSCI EM Index (Net) (USD)3 had weaker performance with a decline of  21.80%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -11.52%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 tumbled 22.05%, the Bloomberg Municipal Bond Index6 declined 8.63%, and the ICE BofA U.S. High Yield Index7 fell 10.41%.
Rising inflation, COVID, and the Russian invasion of Ukraine drove market performance.
Global financial assets, except for commodities, began the period with a broad retreat in September 2021, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply-chain disruptions along with rising energy and food prices. Meanwhile, the Federal Reserve (Fed) indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional debt ceiling showdown, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
Elevated inflation pressures and the global supply bottleneck continued in October, but strong earnings provided a bright spot in the U.S., the eurozone, and many Asian countries. Government bond yields rose globally as central banks prepared to tighten monetary policy. Commodity prices continued to rise, driven by sharply higher energy costs.
“ Global financial assets, except for commodities, began the period with a broad retreat in September 2021, as concerns over inflation and the interest rate outlook depressed investor confidence.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Short-Term High Yield Bond Fund

Letter to shareholders (unaudited)
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury inflation-protected securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the U.S. Consumer Price Index (CPI),1 a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were adversely affected by the increased likelihood of multiple rate hikes in 2022.
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with ongoing high levels of volatility in March along with mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and signs of economic resilience accompanying higher prices.
In April, market volatility continued, with deepening losses across major capital markets, as both the S&P 500 and MSCI ACWI (Net)2 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak, creating a global ripple effect that compounded existing supply shortages. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
Market volatility continued in May, although markets recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation and geopolitical tensions that exacerbated high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with broad expectations of multiple rate hikes to come. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. The U.S. recorded a 3.6% unemployment rate, although labor market participation remained low. U.S. retail sales for April, released in May, indicated a fourth consecutive monthly increase, reflecting continued consumer resilience.
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
[2]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

Allspring Short-Term High Yield Bond Fund  |  3

Letter to shareholders (unaudited)
A historically bad year in financial markets continued in June with stocks posting further losses enroute to their worst first half of a year in 50 years. Bonds didn't fare much better. Driving the losses were the same factors that have been at play: rising global inflation and fears of recession as central banks increase rates to try to curb inflation, which climbed above 9% in June in the U.S. The Fed raised its short-term rate by another 0.75% in June. Meanwhile, U.S. economic data showed resilience as the U.S. unemployment rate held steady at 3.6% and the housing market was only marginally affected, so far, by sharply higher mortgage rates.
Markets rebounded in July, led by U.S. stocks. While evidence began to point to an economic slowdown, and possibly a recession after two consecutive quarters of economic contraction, the U.S. labor market remained surprisingly robust: July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices, major contributors to recent overall inflation, fell substantially from earlier highs. And while U.S. housing market data indicated a continued rise in home prices, home sales fell as houses became less affordable with mortgage rates at a 13-year high. The Fed raised the federal funds rate another 0.75% in July—to a range of 2.25% to 2.50%—and forecasts pointed to continued rate increases..
August was yet another broadly challenging month for financial markets, with more red ink flowing. Inflation persisted at historically high levels, cresting 9% in the eurozone and remaining above 8% in the U.S. despite the Fed’s aggressive monetary policy and a major drop in global crude oil and gasoline prices from their earlier peaks. The hint of a silver lining—and a questionable one—was the continued resilience of the U.S. jobs market. However, the dark smudge on that silver lining was the increased likelihood of further Fed rate hikes: The Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act. Its primary stated goals include: to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

4  |  Allspring Short-Term High Yield Bond Fund

This page is intentionally left blank.

Performance highlights (unaudited)
Investment objective	The Fund seeks total return, consisting of a high level of current income and capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Chris Lee, CFA®‡, Michael J. Schueller, CFA®‡
Average annual total returns (%) as of August 31, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (SSTHX)	2-29-2000	-5.65	1.94	2.36	-2.73	2.56	2.67	0.94	0.82
Class C (WFHYX)	3-31-2008	-4.58	1.79	2.06	-3.58	1.79	2.06	1.69	1.57
Administrator Class (WDHYX)	7-30-2010	–	–	–	-2.58	2.72	2.83	0.88	0.66
Institutional Class (STYIX)[3]	11-30-2012	–	–	–	-2.44	2.87	2.97	0.61	0.51
ICE BofA 1-3 Year BB U.S. Cash Pay High Yield Index[4]	–	–	–	–	-3.73	2.92	3.76	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 3.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.
[2]	The manager has contractually committed through December 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.81% for Class A, 1.56% for Class C, 0.65% for Administrator Class, and 0.50% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns for the Institutional Class shares would be higher.
[4]	The ICE BofA 1-3 Year BB U.S. Cash Pay High Yield Index, a subset of the ICE BofA U.S. High Yield Master II Index, tracks the performance of U.S- dollar denominated below investment grade rated corporate debt publicly issued in the U.S. domestic market. This subset includes all securities with a given investment grade rating BB with maturities between one to three years. Effective August 1, 2021 the Fund's benchmark changed from ICE BofA High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Index to the ICE BofA 1-3 Year BB U.S. Cash Pay High Yield Index to better match the Fund's investment strategy. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Short-Term High Yield Bond Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of August 31, 20221
[1]	The chart compares the performance of Class A shares for the most recent ten years with the ICE BofA 1-3 Year BB U.S. Cash Pay High Yield Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 3.00%.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. Loans are subject to risks similar to those associated with other below-investment-grade bond investments, such as credit risk (for example, risk of issuer default), below-investment-grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Allspring Short-Term High Yield Bond Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund outperformed its benchmark, the ICE BofA 1–3 Year BB U.S. Cash Pay High Yield Index (BB 1–3 Year Index), for the 12-month period that ended August 31, 2022.
■	The Fund’s leveraged loan allocation along with its leisure and energy holdings contributed to performance.
■	Our allocation to single-Bs detracted from performance.
Federal Reserve (Fed) rate increases dominated the period.
The Fed’s pace of interest rate increases has been by far the most consequential surprise of the past year. In August 2021, the federal funds target rate stood between 0 and 25 basis points (bps; 100 bps equal 1.00%) and the market had expected and priced into the U.S. Treasury curve four 25-bp hikes in 2022. As it turned out, persistently high inflation prompted the Fed to increase the federal funds rate a total of 225 bps and begin its balance sheet reduction. Looking ahead, inflation, especially in goods, is expected to ease, but persistent services inflation amid a tight labor market and resiliently strong consumer demand risks keeping inflation higher for longer. Thus, we still anticipate additional monetary tightening to come.
Ten largest holdings (%) as of August 31, 2022[1]
NextEra Energy Operating Partners LP, 4.25%, 7-15-2024	1.70
Enact Holdings Incorporated, 6.50%, 8-15-2025	1.65
QVC Incorporated, 4.85%, 4-1-2024	1.59
Celanese US Holding LLC, 6.05%, 3-15-2025	1.49
Sensata Technologies BV, 4.88%, 10-15-2023	1.46
New Red Finance Incorporated, 5.75%, 4-15-2025	1.42
Ford Motor Credit Company LLC, 5.58%, 3-18-2024	1.41
Spirit Loyalty Cayman Limited, 8.00%, 9-20-2025	1.39
Cedar Fair LP, 5.50%, 5-1-2025	1.37
Cinemark USA Incorporated, 8.75%, 5-1-2025	1.36
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
A scenario in which the Fed must maintain restrictive monetary policy during a period of below-trend growth is what we believe has been driving credit spreads wider. On August 31, 2022, U.S. high-yield option-adjusted spreads (OAS) were 505 bps—193 bps wider from where they started one year ago. The increase in the market’s yield to worst (the lowest yield that could be received on a bond other than a default) was more eye opening, rising from 3.96% to 8.47% during the year.
Credit quality as of August 31, 2022[1]
[1]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.
Main changes included an upgrade to credit quality; inflation was a headwind.
We began the year positioned with a meaningful yield advantage over our benchmark based on our constructive outlook for the economy and the high-yield market. We also started the year with approximately one-fifth of the Fund allocated to leveraged loans, reflecting our view that rates were likely to rise. Our loan allocation was a significant contributor to performance starting in January of 2022. After yet another round of supply shocks following Russia’s invasion of Ukraine, we became concerned that inflation would remain persistent and require significantly tighter

8  |  Allspring Short-Term High Yield Bond Fund

Performance highlights (unaudited)
monetary policy, leading to growth slowing faster than we had expected coming into the year. In response, we upgraded the Fund’s overall credit quality by increasing our BB-rated allocation and decreasing our B-rated allocation. Similarly, we reduced our loan exposure given the potential downside in that asset class in a spread widening environment.
The Fund’s allocation to double-Bs contributed during the period while its allocation to single-Bs detracted. Sectors contributing to performance included chemicals, leisure, aerospace/defense, and energy. Pent-up demand for leisure travel emerging after COVID-19 restrictions, combined with opportunistic debt maturity extensions, led to strong bond performance within the leisure space. Sectors detracting from performance included transportation services, other real estate investment trusts, and finance companies. Inflation was a headwind for securities of finance companies with exposure to lower-end consumers, although issuer balance sheets remain extremely strong.
Effective maturity distribution as of August 31, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. Allocations are subject to change and may have changed since the date specified.
Outlook: Despite high valuations, weak economic indicators, and ongoing geopolitical risks, credit fundamentals are still strong.
With high-yield spreads at 505 bps OAS, valuations are in a precarious position, with little cushion to absorb the rise in defaults that typically coincides with recession. Leading economic indicators are declining, the war in Ukraine is ongoing, and labor costs are increasing. U.S. gross domestic product growth expectations continue to decline, with the latest forecast of 1.7% for fiscal-year 2022, down from a forecast of 4% at the start of the calendar year. Inflation remains in focus with the Fed forgoing employment and growth concerns to fully focus on “restoring price stability.” Despite macroeconomic challenges, credit fundamentals remain mostly intact with adequate cash flows and few defaults. Given this backdrop, we seek to maintain an average credit quality near the high end of the Fund’s historical range.

Allspring Short-Term High Yield Bond Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2022 to August 31, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 3-1-2022	Ending account value 8-31-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 973.65	$3.98	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$4.08	0.80%
Class C
Actual	$1,000.00	$ 969.95	$7.75	1.56%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.34	$7.93	1.56%
Administrator Class
Actual	$1,000.00	$ 974.41	$3.23	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31	0.65%
Institutional Class
Actual	$1,000.00	$ 975.10	$2.49	0.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	$2.55	0.50%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half-year period).

10  |  Allspring Short-Term High Yield Bond Fund

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Corporate bonds and notes: 76.20%
Communication services: 9.52%
Diversified telecommunication services: 0.99%
CenturyLink Incorporated	6.75%	12-1-2023	$ 7,000,000	$ 7,080,010
Level 3 Financing Incorporated 144A	4.63	9-15-2027	525,000	463,796
Lumen Technologies Incorporated	7.50	4-1-2024	3,915,000	3,941,622
				11,485,428
Entertainment: 1.33%
Live Nation Entertainment Incorporated 144A	4.88	11-1-2024	12,550,000	12,142,125
Live Nation Entertainment Incorporated 144A	6.50	5-15-2027	3,350,000	3,344,556
				15,486,681
Media: 5.50%
CCO Holdings LLC 144A	5.13	5-1-2027	430,000	408,154
CCO Holdings LLC 144A	5.50	5-1-2026	15,000,000	14,850,000
Cinemark USA Incorporated 144A	8.75	5-1-2025	15,447,000	15,843,121
CSC Holdings LLC 144A	5.50	4-15-2027	1,990,000	1,886,082
DISH DBS Corporation	5.00	3-15-2023	4,800,000	4,697,436
Gray Television Incorporated 144A	5.88	7-15-2026	12,152,000	11,725,222
Nexstar Broadcasting Incorporated 144A	5.63	7-15-2027	6,930,000	6,598,573
Townsquare Media Incorporated 144A	6.88	2-1-2026	8,630,000	8,074,055
				64,082,643
Wireless telecommunication services: 1.70%
Sprint Corporation	7.13	6-15-2024	15,109,000	15,599,438
Sprint Corporation	7.88	9-15-2023	4,080,000	4,203,624
				19,803,062
Consumer discretionary: 13.43%
Auto components: 1.62%
Allison Transmission Incorporated 144A	5.88	6-1-2029	915,000	860,172
Clarios Global LP 144A	6.25	5-15-2026	6,605,000	6,531,618
Clarios Global LP 144A	6.75	5-15-2025	7,058,000	7,021,547
Goodyear Tire & Rubber Company «	5.00	5-31-2026	4,624,000	4,461,836
				18,875,173
Automobiles: 0.36%
Ford Motor Company	4.13	8-17-2027	4,600,000	4,143,358
Hotels, restaurants & leisure: 7.87%
Carnival Corporation 144A	9.88	8-1-2027	400,000	401,501
Carnival Corporation 144A	10.50	2-1-2026	8,110,000	8,353,259
CCM Merger Incorporated 144A	6.38	5-1-2026	3,145,000	2,955,570
Cedar Fair LP 144A	5.50	5-1-2025	16,215,000	15,905,375
Hilton Domestic Operating Company Incorporated 144A	5.38	5-1-2025	15,522,000	15,387,757
Las Vegas Sands Corporation	3.20	8-8-2024	15,700,000	14,858,869
Royal Caribbean Cruises Limited 144A	9.13	6-15-2023	5,800,000	5,847,038
Royal Caribbean Cruises Limited 144A	10.88	6-1-2023	6,550,000	6,668,752
Royal Caribbean Cruises Limited 144A	11.50	6-1-2025	4,939,000	5,241,810
The accompanying notes are an integral part of these financial statements.

Allspring Short-Term High Yield Bond Fund  |  11

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Hotels, restaurants & leisure (continued)
SeaWorld Parks & Entertainment Incorporated 144A	8.75%	5-1-2025	$14,912,000	$ 15,413,411
Six Flags Entertainment Company 144A«	5.50	4-15-2027	650,000	596,047
				91,629,389
Household durables: 0.40%
Allied Universal Holdco LLC 144A	6.63	7-15-2026	4,955,000	4,639,317
Internet & direct marketing retail: 1.59%
QVC Incorporated	4.85	4-1-2024	19,275,000	18,544,092
Leisure products: 0.09%
Mattel Incorporated 144A	3.38	4-1-2026	1,150,000	1,044,861
Specialty retail: 0.44%
Bath & Body Works Incorporated 144A	9.38	7-1-2025	4,551,000	4,814,480
Penske Automotive Group Incorporated	3.50	9-1-2025	375,000	352,075
				5,166,555
Textiles, apparel & luxury goods: 1.06%
G-III Apparel Group Limited 144A	7.88	8-15-2025	7,755,000	7,652,091
Michael Kors USA Incorporated 144A	4.25	11-1-2024	4,755,000	4,659,900
				12,311,991
Consumer staples: 0.59%
Food products: 0.59%
Performance Food Group Incorporated 144A	6.88	5-1-2025	6,880,000	6,871,400
Energy: 13.67%
Energy equipment & services: 1.66%
Oceaneering International Incorporated	4.65	11-15-2024	15,585,000	14,539,546
USA Compression Partners LP	6.88	4-1-2026	3,330,000	3,123,041
USA Compression Partners LP	6.88	9-1-2027	1,795,000	1,659,370
				19,321,957
Oil, gas & consumable fuels: 12.01%
Antero Midstream Company 144A	7.88	5-15-2026	4,823,000	4,907,403
Antero Resources Corporation 144A	8.38	7-15-2026	6,395,000	6,861,497
Archrock Partners LP 144A	6.88	4-1-2027	250,000	234,375
Buckeye Partners LP 144A	4.13	3-1-2025	1,795,000	1,678,377
Buckeye Partners LP	4.15	7-1-2023	6,519,000	6,397,062
Crestwood Midstream Partners LP	5.75	4-1-2025	14,390,000	13,868,722
DCP Midstream Operating LP	5.38	7-15-2025	8,640,000	8,661,600
EnLink Midstream Partners LP	4.15	6-1-2025	5,392,000	5,254,776
Enviva Partners LP 144A	6.50	1-15-2026	14,880,000	14,453,688
EQM Midsteram Partners LP	4.00	8-1-2024	7,785,000	7,362,975
EQT Corporation	6.13	2-1-2025	5,546,000	5,699,735
Murphy Oil Corporation	5.75	8-15-2025	10,980,000	10,875,525
New Fortress Energy Incorporated 144A	6.50	9-30-2026	4,580,000	4,338,863
Occidental Petroleum Corporation	8.00	7-15-2025	7,960,000	8,646,550
Range Resources Corporation	5.00	3-15-2023	2,500,000	2,497,050
Range Resources Corporation	8.25	1-15-2029	1,910,000	2,004,927
Rockies Express Pipeline LLC 144A	3.60	5-15-2025	12,920,000	11,870,250
Southwestern Energy Company	5.70	1-23-2025	902,000	902,009
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Short-Term High Yield Bond Fund

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Oil, gas & consumable fuels (continued)
Southwestern Energy Company	7.75%	10-1-2027	$ 4,931,000	$ 5,109,749
Tallgrass Energy Partners LP 144A	7.50	10-1-2025	11,390,000	11,404,238
Western Gas Partners LP	3.95	6-1-2025	1,735,000	1,657,585
Western Gas Partners LP	4.65	7-1-2026	5,335,000	5,077,159
				139,764,115
Financials: 12.83%
Consumer finance: 5.31%
Ford Motor Credit Company LLC	5.58	3-18-2024	16,460,000	16,381,013
LFS TopCo LLC 144A	5.88	10-15-2026	2,860,000	2,328,432
Navient Corporation	5.88	10-25-2024	13,950,000	13,394,718
Navient Corporation	7.25	9-25-2023	2,265,000	2,268,805
OneMain Finance Corporation	6.13	3-15-2024	13,235,000	12,922,588
OneMain Finance Corporation	7.13	3-15-2026	2,350,000	2,189,002
OneMain Finance Corporation	3.50	1-15-2027	2,440,000	2,012,425
PRA Group Incorporated 144A	7.38	9-1-2025	6,880,000	6,859,464
Rocket Mortgage LLC 144A	2.88	10-15-2026	4,115,000	3,456,600
				61,813,047
Diversified financial services: 2.77%
Hat Holdings LLC 144A	3.38	6-15-2026	5,000,000	4,338,950
Hat Holdings LLC 144A	6.00	4-15-2025	15,915,000	15,420,773
United Wholesale Mortgage LLC 144A	5.50	11-15-2025	14,125,000	12,465,313
				32,225,036
Insurance: 0.79%
Tri Pointe Homes	5.88	6-15-2024	9,355,000	9,233,966
Mortgage REITs: 1.44%
Starwood Property Trust Incorporated 144A	3.63	7-15-2026	2,930,000	2,593,050
Starwood Property Trust Incorporated 144A	3.75	12-31-2024	2,730,000	2,543,824
Starwood Property Trust Incorporated	4.75	3-15-2025	10,120,000	9,636,264
Starwood Property Trust Incorporated 144A	5.50	11-1-2023	2,040,000	2,030,376
				16,803,514
Thrifts & mortgage finance: 2.52%
Enact Holdings Incorporated 144A	6.50	8-15-2025	20,102,000	19,197,410
Ladder Capital Finance Holdings LP 144A	5.25	10-1-2025	10,390,000	10,106,976
				29,304,386
Health care: 1.70%
Health care providers & services: 1.40%
Tenet Healthcare Corporation	4.63	7-15-2024	8,702,000	8,521,085
Tenet Healthcare Corporation 144A	4.88	1-1-2026	8,135,000	7,728,250
				16,249,335
Health care technology: 0.30%
IQVIA Incorporated 144A	5.00	10-15-2026	3,635,000	3,521,443
Industrials: 12.51%
Aerospace & defense: 2.56%
Spirit AeroSystems Holdings Incorporated 144A	5.50	1-15-2025	15,215,000	14,897,311
The accompanying notes are an integral part of these financial statements.

Allspring Short-Term High Yield Bond Fund  |  13

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Aerospace & defense (continued)
TransDigm Group Incorporated 144A	6.25%	3-15-2026	$ 2,120,000	$ 2,082,900
TransDigm Group Incorporated 144A	8.00	12-15-2025	12,510,000	12,812,742
				29,792,953
Airlines: 2.63%
Hawaiian Airlines Incorporated	3.90	7-15-2027	3,731,243	3,141,857
Hawaiian Brand Intellectual Property Limited 144A	5.75	1-20-2026	6,345,000	5,791,621
Mileage Plus Holdings LLC 144A	6.50	6-20-2027	5,560,000	5,573,900
Spirit Loyalty Cayman Limited 144A	8.00	9-20-2025	15,906,000	16,155,247
				30,662,625
Commercial services & supplies: 2.95%
Aramark Services Incorporated 144A	6.38	5-1-2025	15,340,000	15,205,775
CoreCivic Incorporated	8.25	4-15-2026	5,675,000	5,610,253
Stericycle Incorporated 144A	5.38	7-15-2024	13,785,000	13,489,381
				34,305,409
Construction & engineering: 0.40%
Taylor Morrison Communities Incorporated 144A	5.88	4-15-2023	4,695,000	4,675,844
Electronic equipment, instruments & components: 1.34%
Wesco Distribution Incorporated 144A	7.13	6-15-2025	15,537,000	15,539,794
Machinery: 0.43%
Stevens Holding Company Incorporated 144A	6.13	10-1-2026	5,025,000	4,987,313
Road & rail: 0.92%
Uber Technologies Incorporated 144A	7.50	5-15-2025	10,670,000	10,739,029
Trading companies & distributors: 1.28%
Fortress Transportation & Infrastructure Investors LLC 144A	6.50	10-1-2025	15,978,000	14,886,063
Information technology: 2.60%
IT services: 1.24%
Block Incorporated	2.75	6-1-2026	1,760,000	1,564,059
Sabre GLBL Incorporated 144A	7.38	9-1-2025	1,180,000	1,117,932
Sabre GLBL Incorporated 144A	9.25	4-15-2025	11,960,000	11,784,068
				14,466,059
Software: 1.36%
NCR Corporation 144A	5.75	9-1-2027	2,060,000	1,981,383
NortonLifeLock Incorporated 144A	5.00	4-15-2025	13,997,000	13,815,039
				15,796,422
Materials: 5.01%
Chemicals: 1.91%
Avient Corporation 144A	5.75	5-15-2025	5,000,000	4,931,100
Celanese US Holding LLC	6.05	3-15-2025	17,345,000	17,389,104
				22,320,204
Containers & packaging: 2.12%
Berry Global Incorporated 144A	5.63	7-15-2027	140,000	136,710
Owens-Brockway Packaging Incorporated 144A	5.88	8-15-2023	11,054,000	10,988,781
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Short-Term High Yield Bond Fund

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Containers & packaging (continued)
Sealed Air Corporation 144A	5.13%	12-1-2024	$ 6,080,000	$ 6,019,200
Sealed Air Corporation 144A	5.50	9-15-2025	7,550,000	7,512,250
				24,656,941
Metals & mining: 0.33%
Cleveland-Cliffs Incorporated 144A	6.75	3-15-2026	3,795,000	3,837,011
Paper & forest products: 0.65%
Clearwater Paper Corporation 144A	5.38	2-1-2025	7,605,000	7,538,456
Real estate: 0.34%
Equity REITs: 0.34%
Service Properties Trust Company	7.50	9-15-2025	4,085,000	3,920,211
Utilities: 4.00%
Electric utilities: 1.70%
NextEra Energy Operating Partners LP 144A	4.25	7-15-2024	20,527,000	19,778,021
Independent power & renewable electricity producers: 2.30%
NSG Holdings LLC 144A	7.75	12-15-2025	7,646,152	7,397,652
Vistra Operations Company LLC 144A	5.50	9-1-2026	14,225,000	13,734,949
Vistra Operations Company LLC 144A	5.63	2-15-2027	5,910,000	5,688,375
				26,820,976
Total Corporate bonds and notes (Cost $928,091,339)				887,044,080
Loans: 7.66%
Communication services: 0.31%
Media: 0.31%
Gray Television Incorporated (1 Month LIBOR +2.50%) ±	4.87	2-7-2024	2,637,994	2,615,280
Hubbard Radio LLC (3 Month LIBOR +4.25%) ±	6.78	3-28-2025	1,046,386	987,087
				3,602,367
Consumer discretionary: 2.68%
Auto components: 0.82%
Clarios Global LP (1 Month LIBOR +3.25%) ±	5.77	4-30-2026	2,194,428	2,132,984
Tenneco Incorporated (3 Month LIBOR +3.00%) ±	5.52	10-1-2025	7,549,579	7,447,358
				9,580,342
Hotels, restaurants & leisure: 1.22%
Carnival Corporation (1 Month LIBOR +3.00%) ±	5.88	6-30-2025	6,737,488	6,404,859
Four Seasons Hotels Limited (3 Month LIBOR +2.00%) <±	5.12	11-30-2023	7,793,651	7,761,151
				14,166,010
Leisure products: 0.64%
SeaWorld Parks & Entertainment Incorporated (1 Month LIBOR +3.00%) ±	5.56	8-25-2028	7,548,104	7,412,239
Energy: 0.36%
Oil, gas & consumable fuels: 0.36%
GIP II Blue Holdings LP (1 Month LIBOR +4.50%) ±	6.75	9-29-2028	4,247,402	4,199,619
The accompanying notes are an integral part of these financial statements.

Allspring Short-Term High Yield Bond Fund  |  15

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Financials: 1.12%
Diversified financial services: 0.89%
Intelsat Jackson Holdings SA (U.S. SOFR 1 Month +4.50%) <±	7.44%	2-1-2029	$ 296	$ 280
Resolute Investment Managers Incorporated (1 Month LIBOR +4.25%) ‡±	6.50	4-30-2024	2,492,935	2,268,571
Russell Investments US Institutional Holdco Incorporated (1 Month LIBOR +3.50%) ±	5.00	5-30-2025	8,512,718	8,039,241
				10,308,092
Mortgage REITs: 0.23%
Claros Mortgage Trust Incorporated (U.S. SOFR 1 Month +4.50%) ‡±	6.89	8-9-2026	2,795,950	2,719,061
Health care: 0.44%
Health care technology: 0.44%
Change Healthcare Holdings Incorporated (1 Month LIBOR +2.50%) ±	5.02	3-1-2024	5,225,000	5,188,007
Industrials: 2.22%
Aerospace & defense: 0.45%
Spirit AeroSystems Incorporated (1 Month LIBOR +3.75%) ±	6.27	1-15-2025	5,295,349	5,249,015
Airlines: 1.30%
Mileage Plus Holdings LLC (1 Month LIBOR +5.25%) ±	7.31	6-21-2027	9,375,000	9,508,313
SkyMiles IP Limited (3 Month LIBOR +3.75%) ±	6.46	10-20-2027	5,555,000	5,621,438
				15,129,751
Commercial services & supplies: 0.22%
GFL Environmental Incorporated (1 Month LIBOR +3.00%) ±	5.81	5-30-2025	2,585,625	2,568,379
Machinery: 0.00%
Vertical US Newco Incorporated (6 Month LIBOR +3.50%) ±	6.87	7-30-2027	16,878	16,362
Road & rail: 0.25%
Uber Technologies Incorporated (1 Month LIBOR +3.50%) ±	6.57	4-4-2025	2,870,154	2,846,590
Utilities: 0.53%
Electric utilities: 0.53%
ExGen Renewables IV LLC (1 Month LIBOR +2.50%) ±	5.57	12-15-2027	6,242,650	6,151,258
Total Loans (Cost $91,109,917)				89,137,092
Non-agency mortgage-backed securities: 0.00%
Salomon Brothers Mortgage Securities VII Series 1994-5 Class B2 ±±	2.81	4-25-2024	5,041	4,863
Total Non-agency mortgage-backed securities (Cost $4,992)				4,863
Yankee corporate bonds and notes: 11.27%
Communication services: 1.15%
Media: 1.15%
Clear Channel International Limited 144A	6.63	8-1-2025	3,000,000	2,836,185
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Short-Term High Yield Bond Fund

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Media (continued)
Nielsen Holding and Finance BV 144A	5.00%	2-1-2025	$ 2,485,000	$ 2,495,039
Videotron Limited 144A	5.38	6-15-2024	8,143,000	8,084,452
				13,415,676
Consumer discretionary: 0.53%
Auto components: 0.45%
Adient Global Holdings Limited 144A	4.88	8-15-2026	5,605,000	5,187,091
Automobiles: 0.08%
Stellantis NV	5.25	4-15-2023	896,000	899,978
Energy: 1.01%
Oil, gas & consumable fuels: 1.01%
Northriver Midstream Finance LP 144A	5.63	2-15-2026	12,275,000	11,784,000
Financials: 2.10%
Diversified financial services: 2.10%
DAE Funding LLC 144A	2.63	3-20-2025	5,910,000	5,530,637
FMG Resources Proprietary Limited 144A	5.13	5-15-2024	2,485,000	2,458,957
New Red Finance Incorporated 144A	5.75	4-15-2025	16,390,000	16,471,950
				24,461,544
Health care: 1.35%
Pharmaceuticals: 1.35%
Teva Pharmaceutical Finance Netherlands III BV	6.00	4-15-2024	16,195,000	15,731,499
Industrials: 2.56%
Airlines: 0.57%
Air Canada Pass-Through Trust Series 2020-1 Class C 144A	10.50	7-15-2026	6,315,000	6,617,440
Electrical equipment: 1.60%
Sensata Technologies BV 144A	4.88	10-15-2023	16,885,000	17,036,039
Sensata Technologies BV 144A	5.63	11-1-2024	1,605,000	1,611,797
				18,647,836
Trading companies & distributors: 0.39%
Fly Leasing Limited 144A	7.00	10-15-2024	8,255,000	4,540,250
Materials: 2.57%
Chemicals: 0.71%
Park Aerospace Holdings Company 144A	5.50	2-15-2024	8,312,000	8,207,774
Containers & packaging: 1.31%
Ardagh Packaging Finance plc 144A	5.25	4-30-2025	16,129,000	15,254,577
Metals & mining: 0.55%
Constellium SE 144A	5.88	2-15-2026	6,710,000	6,453,492
Total Yankee corporate bonds and notes (Cost $140,247,702)				131,201,157

The accompanying notes are an integral part of these financial statements.

Allspring Short-Term High Yield Bond Fund  |  17

Portfolio of investments—August 31, 2022

		Yield	Shares	Value
Short-term investments: 5.10%
Investment companies: 5.10%
Allspring Government Money Market Fund Select Class ♠∞##		2.09%	59,079,830	$ 59,079,830
Securities Lending Cash Investments LLC ♠∩∞		2.39	257,700	257,700
Total Short-term investments (Cost $59,337,530)				59,337,530
Total investments in securities (Cost $1,218,791,480)	100.23%			1,166,724,722
Other assets and liabilities, net	(0.23)			(2,668,277)
Total net assets	100.00%			$1,164,056,445

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
±	Variable rate investment. The rate shown is the rate in effect at period end.
<	All or a portion of the position represents an unfunded loan commitment. The rate represents the current interest rate if the loan is partially funded.
‡	Security is valued using significant unobservable inputs.
±±	The coupon of the security is adjusted based on the principal and/or interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages. The rate shown is the rate in effect at period end.
##	All or a portion of this security is segregated for unfunded loans.
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
LIBOR	London Interbank Offered Rate
REIT	Real estate investment trust
SOFR	Secured Overnight Financing Rate
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$52,703,348	$689,741,742	$(683,365,260)	$0	$0	$ 59,079,830	59,079,830	$ 237,034
Securities Lending Cash Investments LLC	11,753,565	15,626,875	(27,122,740)	0	0	257,700	257,700	5,703 #
				$0	$0	$59,337,530		$242,737

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Short-Term High Yield Bond Fund

Statement of assets and liabilities—August 31, 2022

Assets
Investments in unaffiliated securities (including $252,587 of securities loaned) , at value (cost $1,159,453,950)	$ 1,107,387,192
Investments in affiliated securities, at value (cost $59,337,530)	59,337,530
Cash	8,358,152
Receivable for interest	18,235,561
Receivable for investments sold	10,383,599
Receivable for Fund shares sold	1,740,015
Receivable for securities lending income, net	692
Prepaid expenses and other assets	65,989
Total assets	1,205,508,730
Liabilities
Payable for Fund shares redeemed	24,295,138
Payable for investments purchased	16,017,836
Management fee payable	382,085
Dividends payable	285,638
Payable upon receipt of securities loaned	257,700
Administration fees payable	87,785
Distribution fee payable	12,637
Accrued expenses and other liabilities	113,466
Total liabilities	41,452,285
Total net assets	$1,164,056,445
Net assets consist of
Paid-in capital	$ 1,266,706,390
Total distributable loss	(102,649,945)
Total net assets	$1,164,056,445
Computation of net asset value and offering price per share
Net assets – Class A	$ 99,828,492
Shares outstanding – Class A1	12,932,649
Net asset value per share – Class A	$7.72
Maximum offering price per share – Class A2	$7.96
Net assets – Class C	$ 19,566,751
Shares outstanding – Class C1	2,534,155
Net asset value per share – Class C	$7.72
Net assets – Administrator Class	$ 60,460,410
Shares outstanding – Administrator Class[1]	7,833,353
Net asset value per share – Administrator Class	$7.72
Net assets – Institutional Class	$ 984,200,792
Shares outstanding – Institutional Class[1]	127,690,574
Net asset value per share – Institutional Class	$7.71
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/97 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Allspring Short-Term High Yield Bond Fund  |  19

Statement of operations—year ended August 31, 2022

Investment income
Interest	$ 46,213,339
Income from affiliated securities	249,835
Dividends	21,320
Total investment income	46,484,494
Expenses
Management fee	5,041,954
Administration fees
Class A	184,460
Class C	38,729
Administrator Class	77,511
Institutional Class	656,197
Shareholder servicing fees
Class A	288,219
Class C	60,243
Administrator Class	193,776
Distribution fee
Class C	180,729
Custody and accounting fees	54,266
Professional fees	63,501
Registration fees	60,185
Shareholder report expenses	43,403
Trustees’ fees and expenses	20,393
Other fees and expenses	12,756
Total expenses	6,976,322
Less: Fee waivers and/or expense reimbursements
Fund-level	(940,978)
Class A	(27,694)
Class C	(3,532)
Administrator Class	(92,847)
Net expenses	5,911,271
Net investment income	40,573,223
Realized and unrealized gains (losses) on investments
Net realized losses on investments	(1,017,745)
Net change in unrealized gains (losses) on investments	(68,869,372)
Net realized and unrealized gains (losses) on investments	(69,887,117)
Net decrease in net assets resulting from operations	$(29,313,894)
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Short-Term High Yield Bond Fund

Statement of changes in net assets

	Year ended August 31, 2022		Year ended August 31, 2021
Operations
Net investment income		$ 40,573,223		$ 31,855,418
Net realized gains (losses) on investments		(1,017,745)		2,455,931
Net change in unrealized gains (losses) on investments		(68,869,372)		14,096,952
Net increase (decrease) in net assets resulting from operations		(29,313,894)		48,408,301
Distributions to shareholders from
Net investment income and net realized gains
Class A		(4,440,504)		(4,075,494)
Class C		(747,079)		(999,417)
Administrator Class		(3,101,812)		(2,341,850)
Institutional Class		(34,334,025)		(25,712,624)
Total distributions to shareholders		(42,623,420)		(33,129,385)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,984,697	24,088,926	5,631,595	46,187,619
Class C	461,803	3,733,142	536,933	4,412,827
Administrator Class	2,784,449	22,285,584	4,377,643	36,026,529
Institutional Class	86,332,743	683,450,660	56,119,432	460,887,081
		733,558,312		547,514,056
Reinvestment of distributions
Class A	537,113	4,300,266	476,655	3,913,558
Class C	93,087	746,042	121,608	996,525
Administrator Class	386,235	3,095,742	284,415	2,335,290
Institutional Class	3,866,076	30,795,541	2,786,739	22,857,554
		38,937,591		30,102,927
Payment for shares redeemed
Class A	(5,537,985)	(44,164,124)	(3,272,897)	(26,862,792)
Class C	(1,550,050)	(12,485,964)	(2,822,417)	(23,070,577)
Administrator Class	(5,289,215)	(41,553,437)	(1,189,379)	(9,762,053)
Institutional Class	(62,445,161)	(496,501,163)	(27,559,461)	(225,499,186)
		(594,704,688)		(285,194,608)
Net increase in net assets resulting from capital share transactions		177,791,215		292,422,375
Total increase in net assets		105,853,901		307,701,291
Net assets
Beginning of period		1,058,202,544		750,501,253
End of period		$1,164,056,445		$1,058,202,544
The accompanying notes are an integral part of these financial statements.

Allspring Short-Term High Yield Bond Fund  |  21

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$8.25	$8.09	$8.07	$7.99	$8.07
Net investment income	0.29	0.28	0.26	0.25	0.24
Net realized and unrealized gains (losses) on investments	(0.51)	0.18	0.02	0.09	(0.08)
Total from investment operations	(0.22)	0.46	0.28	0.34	0.16
Distributions to shareholders from
Net investment income	(0.31)	(0.30)	(0.26)	(0.26)	(0.24)
Net asset value, end of period	$7.72	$8.25	$8.09	$8.07	$7.99
Total return[1]	(2.73)%	5.73%	3.61%	4.40%	2.00%
Ratios to average net assets (annualized)
Gross expenses	0.92%	0.93%	0.94%	0.94%	0.93%
Net expenses	0.81%	0.80%	0.81%	0.81%	0.81%
Net investment income	3.65%	3.46%	3.19%	3.18%	2.96%
Supplemental data
Portfolio turnover rate	43%	63%	78%	44%	34%
Net assets, end of period (000s omitted)	$99,828	$123,375	$97,985	$104,671	$127,024

[1]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

22  |  Allspring Short-Term High Yield Bond Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$8.26	$8.09	$8.07	$8.00	$8.07
Net investment income	0.24	0.24	0.20	0.19	0.18
Net realized and unrealized gains (losses) on investments	(0.53)	0.17	0.02	0.08	(0.07)
Total from investment operations	(0.29)	0.41	0.22	0.27	0.11
Distributions to shareholders from
Net investment income	(0.25)	(0.24)	(0.20)	(0.20)	0.18
Net asset value, end of period	$7.72	$8.26	$8.09	$8.07	$8.00
Total return[1]	(3.58)%	5.06%	2.84%	3.49%	1.36%
Ratios to average net assets (annualized)
Gross expenses	1.67%	1.68%	1.69%	1.69%	1.68%
Net expenses	1.56%	1.56%	1.56%	1.56%	1.56%
Net investment income	2.88%	2.73%	2.43%	2.43%	2.21%
Supplemental data
Portfolio turnover rate	43%	63%	78%	44%	34%
Net assets, end of period (000s omitted)	$19,567	$29,136	$46,066	$59,113	$77,169

[1]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Allspring Short-Term High Yield Bond Fund  |  23

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$8.25	$8.09	$8.06	$7.99	$8.07
Net investment income	0.30	0.30 [1]	0.27	0.27	0.25
Net realized and unrealized gains (losses) on investments	(0.51)	0.17	0.03	0.08	(0.08)
Total from investment operations	(0.21)	0.47	0.30	0.35	0.17
Distributions to shareholders from
Net investment income	(0.32)	(0.31)	(0.27)	(0.28)	(0.25)
Net asset value, end of period	$7.72	$8.25	$8.09	$8.06	$7.99
Total return	(2.58)%	5.90%	3.90%	4.44%	2.16%
Ratios to average net assets (annualized)
Gross expenses	0.86%	0.87%	0.88%	0.87%	0.86%
Net expenses	0.65%	0.65%	0.65%	0.65%	0.65%
Net investment income	3.80%	3.63%	3.29%	3.34%	3.13%
Supplemental data
Portfolio turnover rate	43%	63%	78%	44%	34%
Net assets, end of period (000s omitted)	$60,460	$82,124	$52,406	$86,892	$102,673

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

24  |  Allspring Short-Term High Yield Bond Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$8.24	$8.08	$8.05	$7.98	$8.06
Net investment income	0.32	0.31 [1]	0.29	0.28	0.27
Net realized and unrealized gains (losses) on investments	(0.52)	0.17	0.03	0.08	(0.08)
Total from investment operations	(0.20)	0.48	0.32	0.36	0.19
Distributions to shareholders from
Net investment income	(0.33)	(0.32)	(0.29)	(0.29)	(0.27)
Net asset value, end of period	$7.71	$8.24	$8.08	$8.05	$7.98
Total return	(2.44)%	6.06%	4.06%	4.59%	2.31%
Ratios to average net assets (annualized)
Gross expenses	0.59%	0.60%	0.61%	0.61%	0.59%
Net expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	3.99%	3.78%	3.47%	3.49%	3.27%
Supplemental data
Portfolio turnover rate	43%	63%	78%	44%	34%
Net assets, end of period (000s omitted)	$984,201	$823,568	$554,044	$701,157	$764,680

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

Allspring Short-Term High Yield Bond Fund  |  25

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Short-Term High Yield Bond Fund (the "Fund") which is a diversified series of the Trust.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending

26  |  Allspring Short-Term High Yield Bond Fund

Notes to financial statements
agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Loans
The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Paydown gains and losses are included in interest income.
Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Allspring Short-Term High Yield Bond Fund  |  27

Notes to financial statements
As of August 31, 2022, the aggregate cost of all investments for federal income tax purposes was $1,221,422,541 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 239,965
Gross unrealized losses	(54,937,784)
Net unrealized losses	$(54,697,819)
As of August 31, 2022, the Fund had capital loss carryforwards which consisted of $15,095,105 in short-term capital losses and $32,843,197 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Corporate bonds and notes	$ 0	$ 887,044,080	$ 0	$ 887,044,080
Loans	0	84,149,460	4,987,632	89,137,092
Non-agency mortgage-backed securities	0	4,863	0	4,863
Yankee corporate bonds and notes	0	131,201,157	0	131,201,157
Short-term investments
Investment companies	59,337,530	0	0	59,337,530
Total assets	$59,337,530	$1,102,399,560	$4,987,632	$1,166,724,722
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended August 31, 2022, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment

28  |  Allspring Short-Term High Yield Bond Fund

Notes to financial statements
management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.500%
Next $500 million	0.475
Next $2 billion	0.450
Next $2 billion	0.425
Next $5 billion	0.390
Over $10 billion	0.380
For the year ended August 31, 2022, the management fee was equivalent to an annual rate of 0.49% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.16%
Class C	0.16
Administrator Class	0.10
Institutional Class	0.08
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through December 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of August 31, 2022, the contractual expense caps are as follows:

Allspring Short-Term High Yield Bond Fund  |  29

Notes to financial statements
Expense ratio caps
Class A	0.81%
Class C	1.56
Administrator Class	0.65
Institutional Class	0.50
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended August 31, 2022, Allspring Funds Distributor received $2,277 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended August 31, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $33,419,931, $4,423,675 and $(135,702) in interfund purchases, sales and net realized gains (losses), respectively, during the year ended August 31, 2022.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended August 31, 2022 were $738,247,390 and $425,086,908, respectively.
As of August 31, 2022, the Fund had unfunded loan commitments of $7,761,207.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of August 31, 2022, the Fund had securities lending transactions with the following counterparties which are subject to offset:

30  |  Allspring Short-Term High Yield Bond Fund

Notes to financial statements
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Jefferies LLC	$252,587	$(252,587)	$0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee equal based on the unused balance is allocated to each participating fund.
For the year ended August 31, 2022, there were no borrowings by the Fund under the agreement.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $42,623,420 and $33,129,385 of ordinary income for the years ended August 31, 2022 and August 31, 2021, respectively.
As of August 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Unrealized losses	Capital loss carryforward
$271,814	$(54,697,819)	$(47,938,302)
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

Allspring Short-Term High Yield Bond Fund  |  31

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Short-Term High Yield Bond Fund (formerly, Wells Fargo Short-Term High Yield Bond Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of August 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian, transfer agent, agent banks and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
October 27, 2022

32  |  Allspring Short-Term High Yield Bond Fund

Other information (unaudited)
TAX INFORMATION
For the fiscal year ended August 31, 2022, $29,605,450 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Short-Term High Yield Bond Fund  |  33

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 124 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

34  |  Allspring Short-Term High Yield Bond Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner, Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner, Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination Medical Center Corporation. Board member of the Minnesota Wild Foundation.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Short-Term High Yield Bond Fund  |  35

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

36  |  Allspring Short-Term High Yield Bond Fund

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund's liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 24-25, 2022, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage the Fund’s liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Allspring Short-Term High Yield Bond Fund  |  37

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0922-00223 10-22
A222/AR222 08-22

Annual Report
August 31, 2022
Allspring
Ultra Short-Term Income Fund

The views expressed and any forward-looking statements are as of August 31, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Ultra Short-Term Income Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Ultra Short-Term Income Fund for the 12-month period that ended August 31, 2022. Globally, stocks and bonds experienced heightened volatility through the period. Non-U.S. securities fared the worst as the global economy faced multiple challenges. Bonds had historically poor performance during a difficult period, with major fixed income indexes all falling substantially for the 12-month period. The performance of non-U.S. investments was worsened by the strong U.S. dollar.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were wiped away by the highest rate of inflation in four decades, the impact of aggressive central bank rate hikes, more highly contagious COVID-19 variants, and the Russia-Ukraine war. The already-significant global supply-chain disruptions were compounded by China’s COVID-19 lockdowns.
For the 12-month period, both stocks and bonds registered significant losses, with U.S. large-cap stocks faring better overall than non-U.S. developed market equities and emerging market stocks. Fixed income securities were also deeply in the red, in a period of high inflation and sharply rising interest rates. For the period, U.S. stocks, based on the S&P 500 Index,1 lost 11.23%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -19.52%, while the MSCI EM Index (Net) (USD)3 had weaker performance with a decline of  21.80%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -11.52%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 tumbled 22.05%, the Bloomberg Municipal Bond Index6 declined 8.63%, and the ICE BofA U.S. High Yield Index7 fell 10.41%.
Rising inflation, COVID, and the Russian invasion of Ukraine drove market performance.
Global financial assets, except for commodities, began the period with a broad retreat in September 2021, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply-chain disruptions along with rising energy and food prices. Meanwhile, the Federal Reserve (Fed) indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional debt ceiling showdown, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
Elevated inflation pressures and the global supply bottleneck continued in October, but strong earnings provided a bright spot in the U.S., the eurozone, and many Asian countries. Government bond yields rose globally as central banks prepared to tighten monetary policy. Commodity prices continued to rise, driven by sharply higher energy costs.
“ Global financial assets, except for commodities, began the period with a broad retreat in September 2021, as concerns over inflation and the interest rate outlook depressed investor confidence.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Ultra Short-Term Income Fund

Letter to shareholders (unaudited)
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury inflation-protected securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the U.S. Consumer Price Index (CPI),1 a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were adversely affected by the increased likelihood of multiple rate hikes in 2022.
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with ongoing high levels of volatility in March along with mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and signs of economic resilience accompanying higher prices.
In April, market volatility continued, with deepening losses across major capital markets, as both the S&P 500 and MSCI ACWI (Net)2 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak, creating a global ripple effect that compounded existing supply shortages. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
Market volatility continued in May, although markets recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation and geopolitical tensions that exacerbated high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with broad expectations of multiple rate hikes to come. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. The U.S. recorded a 3.6% unemployment rate, although labor market participation remained low. U.S. retail sales for April, released in May, indicated a fourth consecutive monthly increase, reflecting continued consumer resilience.
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
[2]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

Allspring Ultra Short-Term Income Fund  |  3

Letter to shareholders (unaudited)
A historically bad year in financial markets continued in June with stocks posting further losses enroute to their worst first half of a year in 50 years. Bonds didn't fare much better. Driving the losses were the same factors that have been at play: rising global inflation and fears of recession as central banks increase rates to try to curb inflation, which climbed above 9% in June in the U.S. The Fed raised its short-term rate by another 0.75% in June. Meanwhile, U.S. economic data showed resilience as the U.S. unemployment rate held steady at 3.6% and the housing market was only marginally affected, so far, by sharply higher mortgage rates.
Markets rebounded in July, led by U.S. stocks. While evidence began to point to an economic slowdown, and possibly a recession after two consecutive quarters of economic contraction, the U.S. labor market remained surprisingly robust: July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices, major contributors to recent overall inflation, fell substantially from earlier highs. And while U.S. housing market data indicated a continued rise in home prices, home sales fell as houses became less affordable with mortgage rates at a 13-year high. The Fed raised the federal funds rate another 0.75% in July—to a range of 2.25% to 2.50%—and forecasts pointed to continued rate increases..
August was yet another broadly challenging month for financial markets, with more red ink flowing. Inflation persisted at historically high levels, cresting 9% in the eurozone and remaining above 8% in the U.S. despite the Fed’s aggressive monetary policy and a major drop in global crude oil and gasoline prices from their earlier peaks. The hint of a silver lining—and a questionable one—was the continued resilience of the U.S. jobs market. However, the dark smudge on that silver lining was the increased likelihood of further Fed rate hikes: The Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act. Its primary stated goals include: to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

4  |  Allspring Ultra Short-Term Income Fund

This page is intentionally left blank.

Performance highlights (unaudited)
Investment objective	The Fund seeks current income consistent with capital preservation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Christopher Y. Kauffman, CFA®‡, Janet S. Rilling, CFA®‡, CPA#, Michael J. Schueller, CFA®‡, Michal Stanczyk, Noah M. Wise, CFA®‡
Average annual total returns (%) as of August 31, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (SADAX)	8-31-1999	-3.48	0.85	0.77	-1.51	1.26	0.97	0.67	0.51
Class A2 (WUSNX)[3]	5-29-2020	–	–	–	-1.49	1.24	0.96	0.57	0.41
Class C (WUSTX)	7-18-2008	-3.13	0.54	0.37	-2.13	0.54	0.37	1.42	1.26
Administrator Class (WUSDX)	4-8-2005	–	–	–	-1.53	1.31	1.08	0.61	0.51
Institutional Class (SADIX)	8-31-1999	–	–	–	-1.28	1.54	1.29	0.34	0.26
Bloomberg Short-Term Government/Corporate Bond Index[4]	–	–	–	–	-0.17	1.25	0.85	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class A2, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.
[2]	The manager has contractually committed through December 31, 2022 (December 31, 2023 for Class A2), to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.50% for Class A, 0.40% for Class A2, 1.25% for Class C, 0.50% for Administrator Class, and 0.25% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance for the Class A2 shares prior to their inception reflects the performance of the Class A shares, and includes the higher expenses applicable to the Class A shares. If these expenses had not been included, returns for the Class A2 shares would be higher.
[4]	The Bloomberg Short-Term Government/Corporate Bond Index contains securities that have fallen out of the Bloomberg Government/Credit Bond Index because of the standard minimum one-year-to-maturity constraint. Securities in the Bloomberg Short-Term Government/Corporate Bond Index must have a maturity from 1 up to (but not including) 12 months. You cannot invest directly in an index.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.
#	Ms. Rilling became portfolio manager of the Portfolio on January 1, 2022.

6  |  Allspring Ultra Short-Term Income Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of August 31, 20221
1The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Short-Term Government/Corporate Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.
 Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Loans are subject to risks similar to those associated with other below-investment-grade bond investments, such as credit risk (for example, risk of issuer default), below-investment-grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. The use of derivatives may reduce returns and/or increase volatility. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to high-yield securities risk and mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Allspring Ultra Short-Term Income Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed its benchmark, the Bloomberg Short-Term Government/Corporate Bond Index, for the 12-month period that ended August 31, 2022.
■	The Fund was short relative to its strategic neutral duration, which is long relative to the benchmark, as the period began, backed by an expectation that interest rates would rise as growth and inflation came in hotter than expectations, and shifted to a neutral posture in the second half of the period. Overall, this positioning detracted.
■	An overweight to corporates contributed, while an out-of-benchmark allocation to securitized debt detracted. Within corporate bonds, overweights to financials, industrials, and utilities contributed, as did selection within industrials.
■	An overweight to A-rated and BBB-rated securities contributed during the period, but selection in this area was a detractor.
It was a year of mounting pressures.
The U.S. economy slowed significantly over the past 12 months and entered into a technical recession as real growth contracted at a -1.6% and -0.9% rate in the first and second quarters of 2022, respectively. While the headline numbers were concerning, nominal growth was robust as consumers and businesses remained healthy primarily due to the tailwinds brought about by the historic amount of fiscal and monetary stimulus in response to the pandemic. Unemployment circled back to its pre-COVID-19-cycle low of 3.5% and the labor market recovered all of the lost jobs from the pandemic. With the U.S. labor force participation rate sitting below pre-COVID-19 levels, the labor market was uncomfortably tight, which put significant upward pressure on wages.
Ten largest holdings (%) as of August 31, 2022[1]
SPDR Portfolio Short Term Corporate Bond ETF	1.13
Westlake Automobile Receivables Trust Series 2020-3A Class B, 0.78%, 11-17-2025	0.96
Santander Drive Auto Receivable Trust Series 2020-4 Class D, 1.48%, 1-15-2027	0.92
Bayer US Finance II LLC Company, 3.88%, 12-15-2023	0.92
NextEra Energy Operating Partners LP, 3.25%, 2-22-2023	0.90
Nordea Bank AB, 3.75%, 8-30-2023	0.90
GA Global Funding Trust , 1.00%, 4-8-2024	0.88
SPGN TFLM Mortgage Trust Series 2022 Class A , 3.86%, 2-15-2039	0.86
Mercury Financial Credit Card Master Trust MFCC Series 2022-1A , 2.50%, 9-21-2026	0.86
Nationwide Building Society, 0.55%, 1-22-2024	0.85
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
The pandemic gradually shifted into the endemic phase, but consumer sentiment plummeted as elevated geopolitical tensions, persistently high inflation, and the possibility of a recession weighed heavily on the hearts and minds of consumers. Consumption was strong despite record-low sentiment supported by still-large excess savings. However, the consumption outlook is becoming increasingly negative as the savings rate and real disposable income have consistently dropped while revolving credit use has steadily increased.
Price pressures rapidly accelerated and broadened, which prompted the Federal Reserve (Fed) to embark on a historically brisk pace of monetary tightening. The Fed increased the federal funds rate a total of 225 basis points (bps; 100 bps equals 1.00%) and began balance sheet reduction with additional monetary tightening set to come in the remainder of the year. Interest-rate-sensitive sectors, such as housing and manufacturing, have rapidly deteriorated as a result, but this in turn has alleviated supply chain pressures by reducing aggregate demand. Looking ahead, inflation, especially in goods, is expected to ease but persistent services inflation amid a tight labor market and resiliently strong consumer demand risks keeping inflation higher for longer.
We continue to consistently implement our time-tested process and philosophy as we strive to balance risk, reward, and liquidity.
The Fund’s largest commitment remains in short-term corporate bonds, where there was a slight increase in allocation over the period. This allocation contributed to performance. We extended duration throughout the reporting period while maintaining a longer-than-benchmark duration. We remain overweight credit with an allocation to high yield but are continuing to monitor the cyclical risks and technical headwinds within the sector.

8  |  Allspring Ultra Short-Term Income Fund

Performance highlights (unaudited)
The Fund’s second-largest sector commitment was to securitized debt: asset-backed securities (ABS), residential mortgage-backed securities (MBS), collateralized mortgage obligations (CMOs) and collateralized loan obligations (CLOs). This allocation detracted from performance, specifically within commercial MBS and CMOs. We continue to find value in owning structured products over U.S. Treasuries and agencies and we increased the Fund’s material allocation to structured products. The Fund remains underweight agency MBS while finding better value in a diversified subset of ABS, collateralized loan obligations, and non-agency mortgages. We decreased our allocation to Treasuries throughout the period.
Portfolio composition as of August 31, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. Allocations are subject to change and may have changed since the date specified.
Outlook
U.S. markets have begrudgingly accepted the reality that the Fed likely has more work to do in order to tame inflation and that rates will stay in restrictive territory for longer. We see this acceptance as healthy, if overdue, and we feel that rates markets have now priced in a more realistic set of assumptions. This allows us to become more comfortable looking for opportunities to add to duration from the neutral posture we have held for much of 2022. We do not expect an immediate recession in the U.S. in 2022, but we believe that growth trends and credit conditions will continue to weaken, pressuring spreads wider as inflation and the Fed’s efforts to combat it remain a substantial challenge for the economy. We will remain vigilant in our focus on risk exposure, and we continue to believe that while prudence is always warranted, that is especially true at this point in the cycle.

Allspring Ultra Short-Term Income Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2022 to August 31, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 3-1-2022	Ending account value 8-31-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 992.81	$2.46	0.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.74	$2.50	0.49%
Class A2
Actual	$1,000.00	$ 991.97	$2.11	0.42%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.09	$2.14	0.42%
Class C
Actual	$1,000.00	$ 988.99	$6.27	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36	1.25%
Administrator Class
Actual	$1,000.00	$ 991.51	$2.51	0.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	$2.55	0.50%
Institutional Class
Actual	$1,000.00	$ 992.80	$1.26	0.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.95	$1.28	0.25%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half-year period).

10  |  Allspring Ultra Short-Term Income Fund

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Agency securities: 0.99%
FHLMC (1 Year Treasury Constant Maturity +2.24%) ±	2.47%	4-1-2038	$ 254,319	$ 258,783
FHLMC (1 Year Treasury Constant Maturity +2.21%) ±	2.65	5-1-2035	79,646	80,999
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	2.86	9-1-2038	779,356	795,729
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	3.12	10-1-2038	289,527	284,403
FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	3.23	3-1-2035	308,553	316,121
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	3.25	4-1-2032	37,911	37,711
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	3.38	6-1-2032	384	381
FHLMC (1 Year Treasury Constant Maturity +2.40%) ±	3.53	7-1-2029	180	179
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	4.05	11-1-2035	752,767	775,766
FHLMC	4.50	6-1-2024	146,670	148,481
FHLMC	4.50	9-1-2026	240,672	243,643
FHLMC	5.50	12-1-2022	8,425	8,421
FHLMC	5.50	12-1-2023	32,062	32,100
FHLMC	6.00	1-1-2024	8,232	8,240
FHLMC	7.00	6-1-2031	157,646	163,672
FHLMC Series 2611 Class HD	5.00	5-15-2023	36,237	36,269
FHLMC Series 2704 Class BH	4.50	11-15-2023	37,107	37,061
FHLMC Series 3924 Class MF (1 Month LIBOR +0.50%) ±	2.89	9-15-2041	549,039	548,952
FHLMC Series 4172 Class PB	1.50	7-15-2040	11,573	11,531
FHLMC Series 4348 Class MH	3.00	6-15-2039	49,846	49,795
FHLMC Series 4889 Class CD	3.00	4-15-2049	668,591	635,016
FHLMC Series 4938 Class BF (1 Month LIBOR +0.50%) ±	2.94	12-25-2049	3,104,631	3,101,662
FHLMC Series QO04 Class AFL (12 Month Treasury Average +0.74%) ±	1.84	5-25-2044	1,032,842	1,032,745
FHLMC Series T-42 Class A6	9.50	2-25-2042	408,924	466,037
FNMA (1 Year Treasury Constant Maturity +2.19%) ±	2.32	11-1-2031	33,169	32,844
FNMA (1 Year Treasury Constant Maturity +2.02%) ±	2.32	12-1-2034	123,663	126,454
FNMA (1 Year Treasury Constant Maturity +2.26%) ±	2.38	11-1-2035	39,171	38,734
FNMA (6 Month LIBOR +1.51%) ±	2.55	9-1-2037	186,363	188,544
FNMA (1 Year Treasury Constant Maturity +2.24%) ±	2.85	12-1-2040	91,956	91,067
FNMA (1 Year Treasury Constant Maturity +2.23%) ±	2.90	11-1-2038	309,869	318,599
FNMA (12 Month Treasury Average +2.05%) ±	2.92	8-1-2045	160,898	164,896
FNMA (1 Year Treasury Constant Maturity +2.27%) ±	3.06	8-1-2036	763,569	784,925
FNMA (1 Year Treasury Constant Maturity +2.20%) ±	3.06	12-1-2040	1,333,521	1,367,969
FNMA (1 Year Treasury Constant Maturity +2.24%) ±	3.20	7-1-2038	1,116,500	1,148,988
FNMA (1 Year Treasury Constant Maturity +2.20%) ±	3.21	10-1-2034	3,073	3,154
FNMA (12 Month LIBOR +1.77%) ±	3.21	7-1-2044	827,055	853,821
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	3.34	6-1-2032	56,626	56,314
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	3.35	6-1-2034	368,695	369,534
FNMA (1 Year Treasury Constant Maturity +2.36%) ±	3.40	11-1-2034	351,870	363,530
FNMA (1 Year Treasury Constant Maturity +2.20%) ±	3.40	9-1-2035	171,040	175,591
FNMA (1 Year Treasury Constant Maturity +2.31%) ±	3.55	5-1-2036	189,021	193,574
FNMA (6 Month LIBOR +1.38%) ±	4.13	10-1-2031	36,540	36,577
FNMA	4.50	1-1-2027	386,789	391,226
FNMA	5.00	6-1-2024	172,266	176,234
FNMA	6.00	1-1-2023	11,152	11,139
FNMA	6.50	8-1-2031	194,257	206,288
FNMA Series 2000-T6 Class A2	9.50	11-25-2040	189,126	198,305
FNMA Series 2001-T10 Class A3	9.50	12-25-2041	281,030	303,712
FNMA Series 2001-T12 Class A3	9.50	8-25-2041	254,056	279,466
FNMA Series 2002-T1 Class A4	9.50	11-25-2031	319,823	358,994
FNMA Series 2002-W04 Class A6 ±±	3.60	5-25-2042	344,672	338,923
FNMA Series 2003-W11 Class A1 ±±	3.72	6-25-2033	9,922	10,133
FNMA Series 2003-W3 Class 1A4 ±±	3.64	8-25-2042	18,231	17,584
The accompanying notes are an integral part of these financial statements.

Allspring Ultra Short-Term Income Fund  |  11

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FNMA Series 2007-W2 Class 1A1 (1 Month LIBOR +0.32%) ±	2.58%	3-25-2037	$ 193,333	$ 191,771
FNMA Series 2010-115 Class NC	2.75	1-25-2039	22,997	22,933
FNMA Series 2010-25 Class ND	3.50	3-25-2025	31	30
FNMA Series 2010-37 Class A1	5.41	5-25-2035	792,024	792,359
FNMA Series 2010-57 Class DQ	3.00	6-25-2025	10,404	10,361
FNMA Series 2013-23 Class LF (1 Month LIBOR +0.35%) ±	2.06	3-25-2043	2,928,762	2,911,059
FNMA Series 2014-19 Class HA	2.00	6-25-2040	224,026	214,279
GNMA	7.00	6-15-2033	246,520	267,535
Total Agency securities (Cost $22,067,327)				22,091,143
Asset-backed securities: 15.80%
ACM Auto Trust Series 2022-1A Class A 144A	3.23	4-20-2029	7,468,457	7,444,828
Acres plc Series 2021-FL2 Class A (1 Month LIBOR +1.40%) 144A±	3.78	1-15-2037	4,000,000	3,857,036
American Airlines Pass-Through Trust Series 2013-2	4.95	7-15-2024	3,375,173	3,318,116
American Airlines Pass-Through Trust Series 2014-1 Class B	4.38	4-1-2024	4,331,138	4,325,522
American Credit Acceptance Receivables Trust Series 2019-4 Class D 144A	2.97	12-12-2025	9,474,706	9,389,075
American Credit Acceptance Receivables Trust Series 2021-1 Class C 144A	0.83	3-15-2027	9,361,000	9,188,146
Aqua Finance Trust Series 2021-A Class A 144A	1.54	7-17-2046	2,351,860	2,177,542
Bankers Healthcare Group Series 2021-A Class A 144A	1.42	11-17-2033	3,057,703	2,856,951
CarMax Auto Owner Trust Series 2018-3 Class D	3.91	1-15-2025	1,280,000	1,280,076
CarNow Auto Receivables Trust 2020 Class C 144A	3.84	9-16-2024	2,951,563	2,941,965
CarNow Auto Receivables Trust 2021 Class A 144A	0.73	9-15-2023	1,407,228	1,403,305
Carvana Auto Receivables Trust Series 2019-3A Class C 144A	2.71	10-15-2024	979,867	979,207
Carvana Auto Receivables Trust Series 2019-4A Class D 144A	3.07	7-15-2025	8,749,000	8,646,806
Chesapeake Funding II LLC Series 2018-3A Class A1 144A	3.39	1-15-2031	295,639	295,709
CommonBond Student Loan Trust Series 2018-B-GS Class A1 144A	3.56	9-25-2045	2,635,983	2,574,608
Credit Acceptance Auto Loan Trust Series 2020-3A Class A 144A	1.24	10-15-2029	3,950,000	3,858,524
Crossroads Asset Trust Series 2021-A Class A2 144A	0.82	3-20-2024	978,985	968,253
Dominos Pizza Master Issuer LLC Series 2015-1A Class A2 144A	4.47	10-25-2045	16,022,500	15,534,983
DT Auto Owner Trust Series 2018-3A Class D 144A	4.19	7-15-2024	1,330,050	1,331,263
DT Auto Owner Trust Series 2019-4A Class D 144A	2.85	7-15-2025	6,880,000	6,796,418
DT Auto Owner Trust Series 2020-1A Class C 144A	2.29	11-17-2025	2,358,154	2,344,626
ECMC Group Student Loan Trust Series 2020-2A Class A (1 Month LIBOR +1.15%) 144A±	3.59	11-25-2069	5,351,054	5,229,755
Educational Services of America Incorporated Series 2015-2 Class A (1 Month LIBOR +1.00%) 144A±	3.44	12-25-2056	328,634	329,009
Enterprise Fleet Financing LLC Series 2019-3 Class A2 144A	2.06	5-20-2025	1,857,650	1,847,106
Enterprise Fleet Financing LLC Series 2021-1 Class A2 144A	0.44	12-21-2026	5,865,287	5,676,114
Exeter Automobile Receivables Trust Series 2021-3A Class C	0.96	10-15-2026	8,418,000	8,030,016
Exeter Automobile Receivables Trust Series 2020-1A Class D 144A	2.73	12-15-2025	5,800,000	5,719,383
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Ultra Short-Term Income Fund

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Asset-backed securities (continued)
Flagship Credit Auto Trust Series FCAT 2018-3 Class D 144A	4.15%	12-16-2024	$ 3,896,000	$ 3,872,118
Foursight Capital Series 2019-1 Class C 144A	3.07	4-15-2025	2,891,732	2,888,148
GLS Automobile Receivables Trust Series 2019-3A Class C 144A	2.96	5-15-2025	3,000,000	2,968,688
GLS Automobile Receivables Trust Series 2020-1A Class C 144A	2.72	11-17-2025	8,870,000	8,722,521
GLS Automobile Receivables Trust Series 2021-1A Class B 144A	0.82	4-15-2025	1,509,179	1,502,192
Hertz Vehicle Financing LLC Series 2021-1A Class A 144A	1.21	12-26-2025	11,325,000	10,514,866
Mercury Financial Credit Card Master Trust 144A	1.54	3-20-2026	8,400,000	7,957,116
Mercury Financial Credit Card Master Trust MFCC Series 2022-1A 144A	2.50	9-21-2026	20,000,000	19,084,338
MFRA Trust Series 2020-NQM1 Class A1 144A±±	1.48	3-25-2065	1,375,706	1,330,193
Navient Student Loan Trust Series 2017-3A Class A3 (1 Month LIBOR +1.05%) 144A±	3.49	7-26-2066	5,700,000	5,653,929
Navient Student Loan Trust Series 2018-CA Class A2 144A	3.52	6-16-2042	597,163	592,839
Navient Student Loan Trust Series 2021-EA Class A 144A	0.97	12-16-2069	7,740,519	6,786,519
Octane Receivables Trust Series 2020-1A Class A 144A	1.71	2-20-2025	1,830,998	1,809,399
Octane Receivables Trust Series 2021-1A Class A 144A	0.93	3-22-2027	8,275,537	8,017,880
Ondeck Asset Securitization Trust Series 2021-1A Class A 144A	1.59	5-17-2027	8,500,000	7,944,004
OneMain Direct Auto Receivables Trust Series 2021-1A Class A 144A	0.87	7-14-2028	11,760,000	10,986,736
Oscar US Funding Trust Series 2018-2A Class A4 144A	3.63	9-10-2025	1,499,715	1,500,144
Oscar US Funding Trust Series 2021-1A Class A2 144A	0.40	3-11-2024	2,793,360	2,774,824
Pagaya AI Debt Selection Trust Series 2021-1 Class A 144A	1.18	11-15-2027	8,635,269	8,444,031
PFS Financing Corporation Series 2021-A Class A 144A	0.71	4-15-2026	9,340,000	8,784,509
Prestige Auto Receivables Trust Series 2020-1A Class B 144A	0.77	10-15-2024	314,851	314,469
Santander Drive Auto Receivable Trust Series 2020-4 Class D	1.48	1-15-2027	21,370,000	20,543,319
Santander Drive Auto Receivable Trust Series 2021-2 Class B	0.59	9-15-2025	10,150,000	10,071,721
SLM Student Loan Trust Series 2003-10A Class A4 (3 Month LIBOR +0.67%) 144A±	2.50	12-17-2068	18,511,127	17,830,698
SLM Student Loan Trust Series 2004-B Class A3 (3 Month LIBOR +0.33%) ±	2.16	3-15-2024	3,412,339	3,399,759
SLM Student Loan Trust Series 2012-3 Class A (1 Month LIBOR +0.65%) ±	3.09	12-27-2038	3,474,710	3,363,861
SLM Student Loan Trust Series 2013-1 Class A3 (1 Month LIBOR +0.55%) ±	2.99	5-26-2055	3,712,819	3,579,080
SoFi Consumer Loan Program Trust Series 2021-1 Class A 144A	0.49	9-25-2030	1,367,596	1,324,905
SoFi Professional Loan Program LLC Series 2017-A Class A1 (1 Month LIBOR +0.70%) 144A±	3.14	3-26-2040	580,261	579,094
SpringCastle America Funding LLC 144A	1.97	9-25-2037	3,195,031	2,949,935
Taco Bell Funding LLC Series 2016-1A Class A23 144A	4.97	5-25-2046	6,495,113	6,425,823
Towd Point Asset Trust Series 2018-SL1 Class A (1 Month LIBOR +0.60%) 144A±	3.04	1-25-2046	1,190,756	1,183,838
United Airlines Pass-Through Trust Series 2015-1 Class A	3.70	6-1-2024	9,550,000	9,499,878
The accompanying notes are an integral part of these financial statements.

Allspring Ultra Short-Term Income Fund  |  13

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Asset-backed securities (continued)
Voya CLO Limited Series 2017-1A Class A1R (3 Month LIBOR +0.95%) 144A±	3.69%	4-17-2030	$ 8,389,154	$ 8,254,919
Westlake Automobile Receivables Trust Series 2020-3A Class B 144A	0.78	11-17-2025	21,565,000	21,342,268
Total Asset-backed securities (Cost $363,672,874)				351,142,903
Corporate bonds and notes: 29.02%
Communication services: 0.83%
Entertainment: 0.60%
Take-Two Interactive Software Incorporated	3.30	3-28-2024	13,500,000	13,309,994
Wireless telecommunication services: 0.23%
Sprint Corporation	7.13	6-15-2024	5,000,000	5,162,300
Consumer discretionary: 2.20%
Automobiles: 0.57%
General Motors Company	5.40	10-2-2023	12,459,000	12,583,646
Hotels, restaurants & leisure: 0.86%
Las Vegas Sands Corporation	3.20	8-8-2024	14,845,000	14,049,676
Royal Caribbean Cruises Limited 144A	10.88	6-1-2023	5,065,000	5,156,828
				19,206,504
Internet & direct marketing retail: 0.22%
QVC Incorporated	4.85	4-1-2024	5,000,000	4,810,400
Textiles, apparel & luxury goods: 0.55%
Michael Kors USA Incorporated 144A	4.25	11-1-2024	12,574,000	12,322,520
Energy: 2.18%
Energy equipment & services: 0.53%
Alexander Funding Trust 144A	1.84	11-15-2023	12,265,000	11,653,664
Oil, gas & consumable fuels: 1.65%
Cheniere Corporation	5.88	3-31-2025	8,800,000	8,978,959
Energy Transfer Partners LP	4.20	9-15-2023	4,866,000	4,855,803
Plains All American Pipeline LP	3.85	10-15-2023	8,971,000	8,934,152
Vistra Operations Company LLC 144A	3.55	7-15-2024	14,500,000	13,980,248
				36,749,162
Financials: 15.12%
Banks: 3.11%
Bank of America Corporation (U.S. SOFR +0.74%) ±	0.81	10-24-2024	12,000,000	11,511,309
Bank of America Corporation (U.S. SOFR +0.65%) ±	1.53	12-6-2025	4,500,000	4,199,214
Bank of America Corporation (U.S. SOFR +0.67%) ±	1.84	2-4-2025	8,000,000	7,689,448
Bank of America Corporation (3 Month LIBOR +0.94%) ±	3.86	7-23-2024	4,894,000	4,867,721
Citigroup Incorporated (U.S. SOFR +0.69%) ±	0.78	10-30-2024	8,000,000	7,672,141
Citigroup Incorporated (U.S. SOFR +0.67%) ±	0.98	5-1-2025	2,000,000	1,882,413
JPMorgan Chase & Company (U.S. SOFR +0.49%) ±	0.77	8-9-2025	6,000,000	5,590,887
JPMorgan Chase & Company (U.S. SOFR +0.54%) ±	0.82	6-1-2025	6,280,000	5,875,167
JPMorgan Chase & Company (U.S. SOFR +1.46%) ±	1.51	6-1-2024	7,250,000	7,093,599
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Ultra Short-Term Income Fund

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Banks (continued)
JPMorgan Chase & Company (U.S. SOFR +0.92%) ±	3.20%	2-24-2026	$ 5,000,000	$ 4,926,879
Santander Holdings USA Incorporated (U.S. SOFR +1.38%) ±	4.26	6-9-2025	7,900,000	7,747,343
				69,056,121
Capital markets: 2.37%
Goldman Sachs Group Incorporated (U.S. SOFR +0.54%) ±	0.63	11-17-2023	11,500,000	11,406,355
Goldman Sachs Group Incorporated (U.S. SOFR +0.49%) ±	0.93	10-21-2024	8,000,000	7,657,003
Morgan Stanley (U.S. SOFR +0.62%) ±	0.73	4-5-2024	5,000,000	4,890,922
Morgan Stanley (U.S. SOFR +1.16%) ±	3.62	4-17-2025	10,000,000	9,852,786
Morgan Stanley (U.S. SOFR +0.56%) ±	1.16	10-21-2025	8,000,000	7,427,887
Morgan Stanley (U.S. SOFR +0.94%) ±	2.63	2-18-2026	12,000,000	11,406,977
				52,641,930
Consumer finance: 4.58%
Bayer US Finance II LLC Company 144A	3.88	12-15-2023	20,700,000	20,537,007
BMW US Capital LLC 144A	3.80	4-6-2023	5,000,000	5,005,415
BOC Aviation USA Corporation 144A	1.63	4-29-2024	12,320,000	11,692,783
Bunge Limited	3.00	9-25-2022	1,000,000	999,972
Daimler Finance North America LLC 144A	1.75	3-10-2023	1,715,000	1,697,236
Daimler Finance North America LLC 144A	1.13	12-14-2023	18,780,000	18,011,633
Ford Motor Credit Company LLC	2.30	2-10-2025	8,000,000	7,289,600
Hyundai Capital America Company 144A	0.80	1-8-2024	10,000,000	9,501,497
Hyundai Capital America Company 144A	1.25	9-18-2023	4,750,000	4,607,865
Hyundai Capital America Company 144A	2.38	2-10-2023	1,720,000	1,706,552
Navient Corporation	7.25	9-25-2023	2,400,000	2,404,032
Onemain Finance Corporation	5.63	3-15-2023	4,550,000	4,509,452
Volkswagen Group of America 144A	2.70	9-26-2022	3,875,000	3,874,033
Volkswagen Group of America 144A	3.95	6-6-2025	10,000,000	9,840,304
				101,677,381
Diversified financial services: 0.93%
DAE Funding LLC 144A	1.55	8-1-2024	5,250,000	4,908,628
Jackson Financial Incorporated 144A	1.13	11-22-2023	5,725,000	5,504,777
WEA Finance LLC 144A	3.75	9-17-2024	10,766,000	10,322,448
				20,735,853
Insurance: 4.13%
Athene Global Funding 144A	1.20	10-13-2023	5,000,000	4,806,893
Athene Global Funding 144A	2.80	5-26-2023	5,000,000	4,950,687
Athene Global Funding 144A	0.91	8-19-2024	5,000,000	4,614,800
Brighthouse Financial 144A	0.60	6-28-2023	6,595,000	6,394,592
Brighthouse Financial 144A	1.75	1-13-2025	11,340,000	10,504,003
GA Global Funding Trust 144A	1.00	4-8-2024	20,775,000	19,517,783
Met Tower Global Funding 144A	0.70	4-5-2024	12,000,000	11,353,516
OneBeacon US Holdings Incorporated	4.60	11-9-2022	6,500,000	6,506,980
Principal Life Global Funding II 144A	1.38	1-10-2025	13,000,000	12,120,960
Protective Life Global Funding 144A	0.47	1-12-2024	10,000,000	9,494,129
Security Benefit Company 144A	1.25	5-17-2024	1,665,000	1,565,052
				91,829,395
The accompanying notes are an integral part of these financial statements.

Allspring Ultra Short-Term Income Fund  |  15

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Health care: 0.60%
Health care providers & services: 0.60%
HCA Incorporated	5.25%	4-15-2025	$13,185,000	$ 13,333,433
Industrials: 1.00%
Aerospace & defense: 0.39%
The Boeing Company	1.43	2-4-2024	5,000,000	4,793,290
The Boeing Company	4.51	5-1-2023	4,000,000	4,007,308
				8,800,598
Airlines: 0.61%
Delta Air Lines Incorporated 144A	4.50	10-20-2025	10,000,000	9,794,975
Delta Air Lines Pass-Through Certificates Series 2015-B	4.25	1-30-2025	3,828,665	3,718,497
				13,513,472
Information technology: 1.07%
IT services: 0.57%
Fidelity National Information Services Incorporated	0.38	3-1-2023	13,000,000	12,792,323
Semiconductors & semiconductor equipment: 0.37%
Marvell Technology Incorporated	4.20	6-22-2023	2,800,000	2,793,901
Microchip Technology Incorporated	2.67	9-1-2023	3,475,000	3,424,044
Skyworks Solutions Incorporated	0.90	6-1-2023	2,000,000	1,951,070
				8,169,015
Technology hardware, storage & peripherals: 0.13%
Western Digital Corporation	4.75	2-15-2026	3,000,000	2,889,600
Materials: 0.84%
Chemicals: 0.53%
Celanese US Holding LLC	6.05	3-15-2025	10,600,000	10,626,956
International Flavors & Fragrances Incorporated 144A	0.70	9-15-2022	1,000,000	998,963
				11,625,919
Containers & packaging: 0.31%
Ball Corporation	4.00	11-15-2023	5,000,000	4,948,050
Sealed Air Corporation 144A	5.13	12-1-2024	2,000,000	1,980,000
				6,928,050
Real estate: 1.52%
Equity REITs: 1.52%
Camden Property Trust	4.88	6-15-2023	3,000,000	3,015,002
Piedmont Operating Partnership LP	4.45	3-15-2024	10,235,000	10,232,425
SBA Tower Trust 144A	3.45	3-15-2048	7,175,000	7,142,194
Service Properties Trust	4.50	6-15-2023	3,500,000	3,430,665
Simon Property Group LP (U.S. SOFR +0.43%) ±	2.42	1-11-2024	10,000,000	9,907,822
				33,728,108
Utilities: 3.66%
Electric utilities: 2.27%
American Electric Power	0.75	11-1-2023	7,000,000	6,733,348
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Ultra Short-Term Income Fund

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Electric utilities (continued)
Entergy Louisiana LLC	0.62%	11-17-2023	$ 6,045,000	$ 5,847,378
ITC Holdings Corporation	2.70	11-15-2022	5,700,000	5,690,436
NextEra Energy Operating Partners LP (3 Month LIBOR +0.27%) ±	3.25	2-22-2023	20,000,000	19,954,720
NextEra Energy Operating Partners LP 144A	4.25	7-15-2024	2,030,000	1,955,931
Pacific Gas & Electric (U.S. SOFR +1.15%) ±	3.43	11-14-2022	2,500,000	2,497,123
Southern California Edison Company	0.70	4-3-2023	7,800,000	7,684,418
				50,363,354
Gas utilities: 0.67%
One Gas Incorporated	0.85	3-11-2023	5,058,000	4,980,942
Southern California Gas Company (3 Month LIBOR +0.35%) ±	2.09	9-14-2023	10,000,000	9,950,461
				14,931,403
Multi-utilities: 0.72%
CenterPoint Energy Incorporated	0.70	3-2-2023	4,625,000	4,556,510
CenterPoint Energy Incorporated (3 Month LIBOR +0.50%) ±	2.11	3-2-2023	2,665,000	2,660,674
CenterPoint Energy Incorporated (U.S. SOFR +0.65%) ±	2.93	5-13-2024	3,840,000	3,798,195
DTE Energy Company	2.25	11-1-2022	5,000,000	4,992,081
				16,007,460
Total Corporate bonds and notes (Cost $669,182,947)				644,821,605

	Shares
Investment companies: 1.90%
Exchange-traded funds: 1.90%
iShares 0-5 Year High Yield Corporate Bond ETF	417,000	17,092,830
SPDR Portfolio Short Term Corporate Bond ETF	847,800	25,154,226
Total Investment companies (Cost $44,581,230)		42,247,056

			Principal
Municipal obligations: 0.10%
Indiana: 0.10%
Education revenue: 0.10%
Indiana Secondary Market for Education Loans Incorporated (1 Month LIBOR +0.80%) ±	1.47	2-25-2044	$ 2,219,039	2,184,956
Total Municipal obligations (Cost $2,168,736)				2,184,956
Non-agency mortgage-backed securities: 24.14%
Affirm Incorporated Series 2021-A Class A 144A	0.88	8-15-2025	9,820,956	9,751,734
American Money Management Corporation Series 2014-14A Class A1R2 (3 Month LIBOR +1.02%) 144A±	3.80	7-25-2029	8,930,022	8,821,808
Angel Oak Mortgage Trust I LLC Series 2019-4 Class A1 144A±±	2.99	7-26-2049	210,092	208,719
Angel Oak Mortgage Trust I LLC Series 2020-4 Class A1 144A±±	1.47	6-25-2065	943,584	897,741
Angel Oak Mortgage Trust I LLC Series 2020-5 Class A2 144A±±	1.58	5-25-2065	737,413	697,187
The accompanying notes are an integral part of these financial statements.

Allspring Ultra Short-Term Income Fund  |  17

Portfolio of investments—August 31, 2022

	Interest rate	Maturitydate	Principal	Value
Non-agency mortgage-backed securities (continued)
Angel Oak Mortgage Trust I LLC Series 2020-R1 Class A1 144A±±	0.99%	4-25-2053	$ 3,159,198	$ 3,046,558
Black Diamond CLO Limited Series 2017-1A Class A1 (3 Month LIBOR +1.05%) 144A±	3.83	4-24-2029	644,216	637,375
Bravo Residential Funding Trust Series 2020-RPL1 Class A1 144A±±	2.50	5-26-2059	1,062,663	1,020,568
Bravo Residential Funding Trust Series 2021-HE2 Class A1 (30 Day Average U.S. SOFR +0.75%) 144A±	2.93	11-25-2069	7,248,965	7,178,143
Bunker Hill Loan Depositary Trust Series 2019-2 Class A1 144A±±	2.88	7-25-2049	1,321,311	1,255,341
Carlyle C17 CLO Limited Series C17-A Class A1AR (3 Month LIBOR +1.03%) 144A±	3.81	4-30-2031	3,000,000	2,954,514
Cascade Funding Mortgage Trust Series 2018-RM2 Class A 144A±±	4.00	10-25-2068	569,460	555,301
Cascade Funding Mortgage Trust Series 2020-HB4 Class A 144A±±	0.95	12-26-2030	2,720,739	2,680,820
Cascade Funding Mortgage Trust Series 2021-AL1 Class B 144A	1.39	9-22-2031	9,400,187	9,020,182
Cascade Funding Mortgage Trust Series 2021-EBO1 Class A 144A±±	0.98	11-25-2050	5,073,929	4,862,032
Cascade Funding Mortgage Trust Series 2021-HB7 Class A 144A±±	1.15	10-27-2031	4,164,156	4,062,800
CCG Receivables Trust Series 2022-1 Class A2 144A	3.91	7-16-2029	5,000,000	4,940,861
CGMS Series 2015-1A Class AR3 (3 Month LIBOR +0.98%) 144A±	3.69	7-20-2031	11,250,000	11,097,675
CHNGE Mortgage Trust Series 2022-2 Class A1 144A±±	3.76	3-25-2067	14,056,853	13,338,001
CIFC Funding Limited Series 2018-1A Class A (3 Month LIBOR +1.00%) 144A±	3.74	4-18-2031	1,750,000	1,715,000
Colt Funding LLC Series 2020-2 Class A1 144A±±	1.85	3-25-2065	340,889	336,671
Colt Funding LLC Series 2021-1R Class A1 144A±±	0.86	5-25-2065	2,828,269	2,598,895
Colt Funding LLC Series 2021-HX1 Class A1 144A±±	1.11	10-25-2066	12,055,729	10,496,327
Commercial Mortgage Trust Series 2014-CR16 Class ASB	3.65	4-10-2047	1,054,501	1,048,639
Commercial Mortgage Trust Series 2014-UBS5 Class A2	3.03	9-10-2047	337,447	333,623
Countrywide Home Loans Mortgage Pass-Through Trust Series 2001-HYB1 Class 1A1 ±±	2.26	6-19-2031	94,306	92,454
Countrywide Home Loans Mortgage Pass-Through Trust Series 2001-HYB1 Class 2A1 ±±	2.01	6-19-2031	59,314	56,798
Credit Suisse Mortgage Trust Series 2020-AFC1 Class A3 144A±±	2.51	2-25-2050	1,874,560	1,764,949
Credit Suisse Mortgage Trust Series 2020-SPT1 Class A1 144A±±	1.62	4-25-2065	658,064	646,554
Credit Suisse Mortgage Trust Series 2021-NQM2 Class A1 144A±±	1.18	2-25-2066	4,759,032	4,324,967
Credit Suisse Mortgage Trust Series 2022-NQM1 Class A1 144A±±	2.27	11-25-2066	6,597,023	5,875,766
CSAIL Commercial Mortgage Trust Series 2018-CX12 Class A2	4.14	8-15-2051	842,423	835,589
DBWF Mortgage Trust Series 2018-GLKS Class A (1 Month LIBOR +1.03%) 144A±	3.40	12-19-2030	635,000	620,332
Dryden Senior Loan Fund Series 2013-30A (3 Month LIBOR +0.82%) 144A±	3.73	11-15-2028	4,771,883	4,713,193
Dryden Senior Loan Fund Series 2019-80A AR (U.S. SOFR 3 Month +1.25%) 144A±	3.73	1-17-2033	11,000,000	10,770,155
Ellington Financial Mortgage Trust Series 2020-1 Class A1 144A±±	2.01	5-25-2065	436,348	421,696
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Ultra Short-Term Income Fund

Portfolio of investments—August 31, 2022

	Interest rate	Maturitydate	Principal	Value
Non-agency mortgage-backed securities (continued)
Ellington Financial Mortgage Trust Series 2021-1 Class A1 144A±±	0.80%	2-25-2066	$ 795,597	$ 714,616
EquiFirst Mortgage Loan Trust Series 2003-2 Class 3A3 (1 Month LIBOR +1.13%) ±	3.51	9-25-2033	204,047	200,127
GCAT Series 2022 HX1 Class A1 144A±±	2.89	12-27-2066	15,820,939	14,989,671
Goldman Sachs Mortgage Securities Trust Series 2013-GC16 Class AAB	3.81	11-10-2046	678,211	674,952
Goldman Sachs Mortgage Securities Trust Series 2014-GC22 Class A3	3.52	6-10-2047	1,233,338	1,231,603
Goldman Sachs Mortgage Securities Trust Series 2020-NQM1 Class A1 144A±±	1.38	9-27-2060	1,420,217	1,314,685
Gracie Point International Funding Series 2020-B Class A (1 Month LIBOR +1.40%) 144A±	3.77	5-2-2023	6,369,751	6,368,544
Gracie Point International Funding Series 2022-1A Class A (30 Day Average U.S. SOFR +2.25%) 144A±	3.31	4-1-2024	12,000,000	11,985,312
GSMPS Mortgage Loan Trust Series 1998-1 Class A 144A±±	8.00	9-19-2027	27,877	26,289
HGI CRE CLO Limited Series 2021-FL2 Class A (1 Month LIBOR +1.00%) 144A±	3.39	9-17-2036	8,070,000	7,757,552
Hospitality Mortgage Trust Series 2019 Class A (1 Month LIBOR +1.00%) 144A±	3.39	11-15-2036	3,778,643	3,686,441
Imperial Fund LLC Series 2021-NQM1 Class A1 144A±±	1.07	6-25-2056	2,271,436	2,034,115
Imperial Fund LLC Series 2022-NQM3 Class A1 144Aøø	4.38	5-25-2067	14,539,438	14,167,429
Imperial Fund Mortgage Trust Series 2020-NQM1 Class A1 144A±±	1.38	10-25-2055	2,979,253	2,824,059
Imperial Fund Mortgage Trust Series 2021-NQM3 Class A1 144A±±	1.60	11-25-2056	6,855,029	6,048,035
JPMorgan Chase Commercial Mortgage Securities Trust Series 2018-PHH Class A (1 Month LIBOR +1.21%) 144A±	3.60	6-15-2035	3,571,081	3,483,219
JPMorgan Chase Commercial Mortgage Securities Trust Series 2019-7 Class B2A 144A±±	3.03	2-25-2050	2,334,787	2,005,848
JPMorgan Chase Commercial Mortgage Securities Trust Series 2019-MFP Class A (1 Month LIBOR +0.96%) 144A±	3.35	7-15-2036	5,000,000	4,910,872
Legacy Mortgage Asset Trust Series 2020-RPL1 Class A1 144A±±	3.00	9-25-2059	8,500,158	8,152,227
Marlette Funding Trust Series 2018-3A Class C 144A	4.63	9-15-2028	251,678	250,947
Marlette Funding Trust Series 2021-1A Class B 144A	1.00	6-16-2031	6,006,754	5,923,551
Marlette Funding Trust Series 2021-2A Class A 144A	0.51	9-15-2031	1,163,326	1,153,406
Master Mortgages Trust Series 2002-3 Class 4A1 ±±	2.83	10-25-2032	1,711	1,658
Med Trust Series 2021-MDLN (1 Month LIBOR +0.95%) 144A±	3.34	11-15-2038	8,000,000	7,735,699
Mello Warehouse Securitization Trust Series 2021-1 Class B (1 Month LIBOR +0.90%) 144A±	2.52	2-25-2055	7,135,000	6,945,949
Mello Warehouse Securitization Trust Series 2021-2 Class A (1 Month LIBOR +0.75%) 144A±	3.19	4-25-2055	16,680,000	16,292,724
MF1 Multifamily Housing Mortgage Loan Trust Series 2021-FL5 Class A (U.S. SOFR 1 Month +0.96%) 144A±	3.26	7-15-2036	7,920,764	7,847,556
MF1 Multifamily Housing Mortgage Series 2021-FL7 Class A (1 Month LIBOR +1.08%) 144A±	3.46	10-16-2036	12,000,000	11,640,000
MF1 Multifamily Housing Mortgage Series 2022-FL8 Class A (30 Day Average U.S. SOFR +1.35%) 144A±	3.38	2-19-2037	13,025,000	12,734,695
MFRA Trust Series 2020-NQM3 Class A1 144A±±	1.01	1-26-2065	1,338,316	1,286,674
MFRA Trust Series 2021-NQM1 Class A1 144A±±	1.15	4-25-2065	4,517,056	4,160,776
The accompanying notes are an integral part of these financial statements.

Allspring Ultra Short-Term Income Fund  |  19

Portfolio of investments—August 31, 2022

	Interest rate	Maturitydate	Principal	Value
Non-agency mortgage-backed securities (continued)
Mill City Mortgage Loan Trust Series 2017-2 Class A1 144A±±	2.75%	7-25-2059	$ 855,401	$ 848,136
Mill City Mortgage Loan Trust Series 2018-2 Class A1 144A±±	3.50	5-25-2058	1,514,095	1,495,638
New Residential Mortgage Loan Series 2021-INV1 Class A6 144A±±	2.50	6-25-2051	5,939,604	5,350,359
NewRez WareHouse Securitization Series 2021-1 Class A (1 Month LIBOR +0.75%) 144A±	3.19	5-25-2055	10,000,000	9,853,498
Oceanview Mortgage Trust 2021-EBO1 Class 1A 144A	1.22	12-29-2051	3,913,702	3,870,828
Octagon Investment Partners Series 2017-1A Class A1R (3 Month LIBOR +1.00%) 144A±	3.71	3-17-2030	11,400,000	11,237,288
OneMain Financial Issuance Trust Series 2020-1A Class A 144A	3.84	5-14-2032	14,362,472	14,274,154
Onslow Bay Financial LLC Series 2020-EXP1 Class 1A8 144A±±	3.50	2-25-2060	766,517	712,582
Onslow Bay Financial LLC Series 2021-NQM3 Class A1 144A±±	1.05	7-25-2061	4,623,232	3,805,569
OPG Trust Series 2021-PORT Class A (1 Month LIBOR +0.48%) 144A±	2.88	10-15-2036	18,599,213	17,732,499
Palmer Square Loan Funding Limited Series 2013-2A Class A1A3 (3 Month LIBOR +1.00%) 144A±	3.74	10-17-2031	17,785,000	17,459,872
PFS Financing Corporation Series 2020-E Class A 144A	1.00	10-15-2025	15,000,000	14,428,356
ReadyCap Commercial Mortgage Trust Series 2019-5 Class A 144A	3.78	2-25-2052	556,813	550,194
Residential Mortgage Loan Trust Series 2019-2 Class A1 144A±±	2.91	5-25-2059	448,352	441,430
Residential Mortgage Loan Trust Series 2021-1R Class A1 144A±±	0.86	1-25-2065	3,740,308	3,579,183
Salomon Brothers Mortgage Securities VII Series 1990-2 Class A ±±	1.28	11-25-2049	84,030	83,815
SCF Equipment Trust LLC Series 2021-1A Class A2 144A	0.42	8-20-2026	2,799,048	2,789,186
Sound Point CLO Limited Series 2015-1RA Class AR (3 Month LIBOR +1.08%) 144A±	3.59	4-15-2030	12,555,000	12,355,777
SPGN TFLM Mortgage Trust Series 2022 Class A (U.S. SOFR 1 Month +1.55%) 144A±	3.86	2-15-2039	20,000,000	19,169,040
Starwood Mortgage Residential Trust Series 2020-1 Class A3 144A±±	2.56	2-25-2050	3,560,826	3,410,086
Starwood Mortgage Residential Trust Series 2021-2 Class A1 144A±±	0.94	5-25-2065	3,217,612	3,023,100
TCI Symphony CLO Series 2016-1A Class AR2 (3 Month LIBOR +1.02%) 144A±	3.48	10-13-2032	7,685,000	7,540,099
Toorak Mortgage Trust Series 2021-INV2 Class A1 144A±±	1.97	11-25-2056	13,745,871	12,475,163
Towd Point Mortgage Trust Series 2017-1 Class A1 144A±±	2.75	10-25-2056	774,286	767,594
Towd Point Mortgage Trust Series 2017-4 Class A1 144A±±	2.75	6-25-2057	1,032,442	999,700
Towd Point Mortgage Trust Series 2017-6 Class A1 144A±±	2.75	10-25-2057	1,094,751	1,063,055
Towd Point Mortgage Trust Series 2018-2 Class A1 144A±±	3.25	3-25-2058	1,977,602	1,935,231
Towd Point Mortgage Trust Series 2018-3 Class A1 144A±±	3.75	5-25-2058	3,838,323	3,726,038
TPG Real Estate Finance Trust Series 2022-FL5 Class A (30 Day Average U.S. SOFR +1.65%) 144A±	3.63	2-15-2039	15,000,000	14,686,974
UBS Commercial Mortgage Trust Series 2018-NYCH Class A (1 Month LIBOR +0.85%) 144A±	3.24	2-15-2032	3,574,342	3,473,688
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Ultra Short-Term Income Fund

Portfolio of investments—August 31, 2022

	Interest rate	Maturitydate	Principal	Value
Non-agency mortgage-backed securities (continued)
Verus Securitization Trust Series 2019-3 Class A1 144A±±	2.69%	11-25-2059	$ 1,573,188	$ 1,528,717
Verus Securitization Trust Series 2020-2 Class A1 144A±±	2.23	5-25-2060	243,975	240,135
Verus Securitization Trust Series 2020-INV1 Class A1 144A±±	1.98	3-25-2060	541,438	532,195
Verus Securitization Trust Series 2021-1 Class A2 144A±±	1.05	1-25-2066	3,946,683	3,514,363
Verus Securitization Trust Series 2021-2 Class A1 144A±±	1.03	2-25-2066	2,250,625	1,991,285
Verus Securitization Trust Series 2021-R3 Class A1 144A±±	1.02	4-25-2064	4,061,227	3,843,144
Wilshire Funding Corporation Series 1996-3 Class M2 ±±	7.43	8-25-2032	87,381	89,869
Wilshire Funding Corporation Series 1996-3 Class M3 ±±	7.43	8-25-2032	47,498	46,709
Wilshire Funding Corporation Series 1998-2 Class M1 (12 Month Treasury Average +2.00%) ±	2.48	12-28-2037	92,341	92,291
Wind River CLO Limited Series 2013-2A Class AR (3 Month LIBOR +1.00%) 144A±	3.74	10-18-2030	16,900,000	16,702,795
Zais Matrix CDO Series 2020-14A Class A1AR (3 Month LIBOR +1.20%) 144A±	3.71	4-15-2032	12,894,870	12,601,551
Total Non-agency mortgage-backed securities (Cost $557,844,308)				536,549,385
Yankee corporate bonds and notes: 12.64%
Consumer discretionary: 0.22%
Automobiles: 0.22%
Nissan Motor Company Limited 144A	3.04	9-15-2023	4,500,000	4,419,232
Stellantis NV	5.25	4-15-2023	530,000	532,353
				4,951,585
Consumer staples: 0.22%
Beverages: 0.22%
Coca-Cola Europacific Partners plc 144A	0.50	5-5-2023	5,000,000	4,875,900
Energy: 0.46%
Oil, gas & consumable fuels: 0.46%
Canadian National Resources	2.95	1-15-2023	5,389,000	5,360,496
Harvest Operations Corporation 144A	1.00	4-26-2024	5,000,000	4,738,000
				10,098,496
Financials: 9.73%
Banks: 7.82%
ANZ New Zealand International Company 144A	1.90	2-13-2023	2,800,000	2,776,780
Banco Bilbao Vizcaya Argentaria SA	0.88	9-18-2023	5,000,000	4,828,338
Banco Santander SA	3.89	5-24-2024	15,000,000	14,846,938
Banco Santander SA 144A	4.13	11-9-2022	7,797,000	7,788,423
Barclays Bank plc (1 Year Treasury Constant Maturity +0.80%) ±	1.01	12-10-2024	5,135,000	4,866,492
BNP Paribas 144A	3.50	3-1-2023	4,000,000	3,990,223
Corporación Andina de Fomento	2.38	5-12-2023	4,860,000	4,807,397
Credit Suisse New York	3.63	9-9-2024	8,000,000	7,807,574
Danske Bank Class A (1 Year Treasury Constant Maturity +1.45%) 144A±	3.77	3-28-2025	16,850,000	16,429,722
Deutsche Bank (U.S. SOFR +2.16%) ±	2.22	9-18-2024	3,500,000	3,375,524
Deutsche Bank	3.30	11-16-2022	9,000,000	8,984,726
HSBC Holdings plc (U.S. SOFR +0.58%) ±	1.16	11-22-2024	10,000,000	9,546,084
The accompanying notes are an integral part of these financial statements.

Allspring Ultra Short-Term Income Fund  |  21

Portfolio of investments—August 31, 2022

	Interest rate	Maturitydate	Principal	Value
Banks (continued)
HSBC Holdings plc (3 Month LIBOR +1.21%) ±	3.80%	3-11-2025	$10,000,000	$ 9,808,796
ING Groep NV (U.S. SOFR +1.64%) ±	3.87	3-28-2026	4,000,000	3,898,713
Intesa Sanpaolo SpA 144A	3.38	1-12-2023	4,800,000	4,775,915
Lloyds Banking Group plc (3 Month LIBOR +0.81%) ±	2.91	11-7-2023	10,000,000	9,970,278
Mitsubishi UFJ Financial Group Incorporated (1 Year Treasury Constant Maturity +0.68%) ±	0.85	9-15-2024	4,000,000	3,856,527
Mizuho Financial Group Incorporated (U.S. SOFR +0.87%) ±	0.85	9-8-2024	6,990,000	6,724,214
Mizuho Financial Group Incorporated (U.S. SOFR +1.25%) ±	1.24	7-10-2024	2,420,000	2,350,499
National Bank of Canada Company (U.S. SOFR +1.01%) ±	3.75	6-9-2025	9,000,000	8,875,849
NatWest Markets plc 144A	2.38	5-21-2023	5,290,000	5,219,568
Nordea Bank AB 144A	3.75	8-30-2023	20,000,000	19,926,095
Nordea Bank AB 144A	4.25	9-21-2022	5,400,000	5,402,215
Toronto-Dominion Bank (U.S. SOFR +0.45%) ±	2.32	9-28-2023	3,000,000	2,978,842
				173,835,732
Capital markets: 0.31%
UBS AG 144A	0.38	6-1-2023	7,000,000	6,825,566
Diversified financial services: 0.43%
AerCap Ireland Capital Designated Activity Company / AerCap Global Aviation Trust	1.15	10-29-2023	10,000,000	9,565,350
Insurance: 0.32%
Sompo International Holdings Limited	4.70	10-15-2022	7,000,000	7,010,100
Thrifts & mortgage finance: 0.85%
Nationwide Building Society 144A	0.55	1-22-2024	20,000,000	18,962,803
Industrials: 0.60%
Airlines: 0.18%
AerCap Ireland Limited	4.13	7-3-2023	4,000,000	3,990,155
Transportation infrastructure: 0.42%
Sydney Airport Finance Company	3.90	3-22-2023	9,265,000	9,240,725
Information technology: 0.65%
Semiconductors & semiconductor equipment: 0.65%
Renesas Electronics Corporation 144A	1.54	11-26-2024	15,670,000	14,538,875
Materials: 0.76%
Chemicals: 0.76%
Park Aerospace Holdings Company 144A	4.50	3-15-2023	4,000,000	3,976,833
Syngenta Finance NV 144A	4.44	4-24-2023	13,000,000	12,963,206
				16,940,039
Total Yankee corporate bonds and notes (Cost $288,558,618)				280,835,326
Short-term investments: 14.22%
Commercial paper: 7.90%
Bank of America Corporation	0.52	12-1-2022	25,000,000	24,806,736
Citigroup Global Markets Incorporated 144A	0.27	10-21-2022	6,900,000	6,873,226
Citigroup Incorporated 144A	1.03	2-1-2023	20,000,000	19,701,411
Groupe BPCE SA 144A	0.51	12-20-2022	20,000,000	19,807,107
Harley-Davidson Financial Services Incorporated 144A☼	0.00	9-1-2022	5,000,000	4,999,632
The accompanying notes are an integral part of these financial statements.

22  |  Allspring Ultra Short-Term Income Fund

Portfolio of investments—August 31, 2022

	Interest rate	Maturitydate	Principal	Value
Commercial paper (continued)
Macquarie Bank Limited 144A	1.10%	2-3-2023	$25,000,000	$ 24,617,367
Royal Bank of Canada 144A	0.19	9-16-2022	25,000,000	24,973,833
Societe Generale 144A	0.30	10-27-2022	25,000,000	24,898,033
Standard Chartered Bank 144A	0.23	9-27-2022	25,000,000	24,955,994
				175,633,339

	Yield	Shares
Investment companies: 4.07%
Allspring Government Money Market Fund Select Class ♠∞	2.09	90,308,312	90,308,312

		Interest rate		Principal
U.S. Treasury Securities: 2.25%
U.S. Treasury Bill ☼		1.72	9-6-2022	$50,000,000	49,986,058
Total Short-term investments (Cost $316,902,506)					315,927,709
Total investments in securities (Cost $2,264,978,546)	98.81%				2,195,800,083
Other assets and liabilities, net	1.19				26,526,233
Total net assets	100.00%				$2,222,326,316

±	Variable rate investment. The rate shown is the rate in effect at period end.
±±	The coupon of the security is adjusted based on the principal and/or interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages. The rate shown is the rate in effect at period end.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
☼	Zero coupon security. The rate represents the current yield to maturity.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
REIT	Real estate investment trust
SOFR	Secured Overnight Financing Rate
The accompanying notes are an integral part of these financial statements.

Allspring Ultra Short-Term Income Fund  |  23

Portfolio of investments—August 31, 2022

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$133,602,899	$2,371,679,750	$(2,414,974,337)	$0	$0	$ 90,308,312	90,308,312	$ 563,772
Investments in affiliates no longer held at end of period
Securities Lending Cash Investments LLC	4,593,975	690,667,090	(695,261,065)	0	0	0	0	185,838 #
				$0	$0	$90,308,312		$749,610

#	Amount shown represents income before fees and rebates.
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
5-Year U.S. Treasury Notes	732	12-30-2022	$ 81,490,290	$ 81,120,469	$ 0	$ (369,821)
Short
10-Year U.S. Treasury Notes	(321)	12-20-2022	(37,598,794)	(37,526,906)	71,888	0
2-Year U.S. Treasury Notes	(1,835)	12-30-2022	(382,557,519)	(382,282,111)	275,408	0
					$347,296	$(369,821)
The accompanying notes are an integral part of these financial statements.

24  |  Allspring Ultra Short-Term Income Fund

Statement of assets and liabilities—August 31, 2022

Assets
Investments in unaffiliated securities, at value (cost $2,174,670,234)	$ 2,105,491,771
Investments in affiliated securities, at value (cost $90,308,312)	90,308,312
Cash	1,571,935
Cash at broker segregated for futures contracts	2,919,000
Receivable for investments sold	27,872,002
Receivable for interest	8,936,435
Receivable for Fund shares sold	3,788,931
Receivable for daily variation margin on open futures contracts	55,172
Receivable for securities lending income, net	35,982
Principal paydown receivable	29,384
Prepaid expenses and other assets	106,729
Total assets	2,241,115,653
Liabilities
Payable for investments purchased	10,730,027
Payable for Fund shares redeemed	5,942,388
Dividends payable	1,485,941
Management fee payable	277,134
Administration fees payable	181,880
Payable for daily variation margin on open futures contracts	71,682
Distribution fee payable	3,315
Trustees’ fees and expenses payable	58
Accrued expenses and other liabilities	96,912
Total liabilities	18,789,337
Total net assets	$2,222,326,316
Net assets consist of
Paid-in capital	$ 2,317,930,306
Total distributable loss	(95,603,990)
Total net assets	$2,222,326,316
Computation of net asset value and offering price per share
Net assets – Class A	$ 244,894,282
Shares outstanding – Class A1	29,121,167
Net asset value per share – Class A	$8.41
Maximum offering price per share – Class A2	$8.58
Net assets – Class A2	$ 99,901,505
Shares outstanding – Class A2[1]	11,887,733
Net asset value per share – Class A2	$8.40
Net assets – Class C	$ 5,218,922
Shares outstanding – Class C1	621,328
Net asset value per share – Class C	$8.40
Net assets – Administrator Class	$ 14,739,639
Shares outstanding – Administrator Class[1]	1,760,739
Net asset value per share – Administrator Class	$8.37
Net assets – Institutional Class	$ 1,857,571,968
Shares outstanding – Institutional Class[1]	221,041,227
Net asset value per share – Institutional Class	$8.40
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/98.00 of net asset value. On investments of $100,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Allspring Ultra Short-Term Income Fund  |  25

Statement of operations—year ended August 31, 2022

Investment income
Interest	$ 35,419,898
Dividends	2,671,669
Income from affiliated securities	890,235
Total investment income	38,981,802
Expenses
Management fee	7,217,629
Administration fees
Class A	438,469
Class A2	251,593
Class C	8,735
Administrator Class	18,290
Institutional Class	2,113,349
Shareholder servicing fees
Class A	685,108
Class A2	342,106
Class C	13,378
Administrator Class	45,367
Distribution fee
Class C	40,134
Custody and accounting fees	47,869
Professional fees	79,480
Registration fees	90,655
Shareholder report expenses	27,279
Trustees’ fees and expenses	20,394
Other fees and expenses	27,000
Total expenses	11,466,835
Less: Fee waivers and/or expense reimbursements
Fund-level	(2,233,823)
Class A	(258,314)
Class A2	(128,666)
Class C	(11,181)
Administrator Class	(3,939)
Net expenses	8,830,912
Net investment income	30,150,890
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(11,233,413)
Futures contracts	13,437,322
Net realized gains on investments	2,203,909
Net change in unrealized gains (losses) on
Unaffiliated securities	(79,182,341)
Futures contracts	207,467
Net change in unrealized gains (losses) on investments	(78,974,874)
Net realized and unrealized gains (losses) on investments	(76,770,965)
Net decrease in net assets resulting from operations	$(46,620,075)
The accompanying notes are an integral part of these financial statements.

26  |  Allspring Ultra Short-Term Income Fund

Statement of changes in net assets

	Year ended August 31, 2022		Year ended August 31, 2021
Operations
Net investment income		$ 30,150,890		$ 22,957,822
Net realized gains on investments		2,203,909		4,787,013
Net change in unrealized gains (losses) on investments		(78,974,874)		(4,231,232)
Net increase (decrease) in net assets resulting from operations		(46,620,075)		23,513,603
Distributions to shareholders from
Net investment income and net realized gains
Class A		(2,203,328)		(2,345,018)
Class A2		(1,210,667)		(694,134)
Class C		(10,434)		(8,912)
Administrator Class		(144,350)		(161,973)
Institutional Class		(27,124,417)		(20,260,054)
Total distributions to shareholders		(30,693,196)		(23,470,091)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	5,895,635	50,420,825	16,166,845	139,155,782
Class A2	9,904,616	84,764,729	26,507,255	228,084,423
Class C	159,424	1,346,884	477,620	4,109,444
Administrator Class	813,408	6,904,746	1,693,422	14,511,056
Institutional Class	273,686,740	2,334,975,807	383,578,294	3,301,026,387
		2,478,412,991		3,686,887,092
Reinvestment of distributions
Class A	232,255	1,967,202	260,073	2,239,197
Class A2	142,824	1,210,276	80,634	693,844
Class C	1,082	9,096	986	8,470
Administrator Class	16,776	141,490	18,573	159,179
Institutional Class	1,711,908	14,504,288	1,070,344	9,211,550
		17,832,352		12,312,240
Payment for shares redeemed
Class A	(10,433,023)	(88,799,648)	(10,057,430)	(86,597,265)
Class A2	(19,219,923)	(163,385,107)	(9,015,289)	(77,583,649)
Class C	(263,806)	(2,242,894)	(357,879)	(3,077,896)
Administrator Class	(1,559,646)	(13,205,778)	(1,016,148)	(8,714,129)
Institutional Class	(369,065,613)	(3,132,101,475)	(186,855,876)	(1,608,094,792)
		(3,399,734,902)		(1,784,067,731)
Net increase (decrease) in net assets resulting from capital share transactions		(903,489,559)		1,915,131,601
Total increase (decrease) in net assets		(980,802,830)		1,915,175,113
Net assets
Beginning of period		3,203,129,146		1,287,954,033
End of period		$ 2,222,326,316		$ 3,203,129,146
The accompanying notes are an integral part of these financial statements.

Allspring Ultra Short-Term Income Fund  |  27

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$8.61	$8.60	$8.54	$8.46	$8.48
Net investment income	0.07	0.07	0.16	0.17 [1]	0.13
Net realized and unrealized gains (losses) on investments	(0.20)	0.01	0.06	0.08	(0.02)
Total from investment operations	(0.13)	0.08	0.22	0.25	0.11
Distributions to shareholders from
Net investment income	(0.07)	(0.07)	(0.16)	(0.17)	(0.13)
Net asset value, end of period	$8.41	$8.61	$8.60	$8.54	$8.46
Total return[2]	(1.51)%	0.99%	2.62%	3.04%	1.24%
Ratios to average net assets (annualized)
Gross expenses	0.65%	0.66%	0.77%	0.80%	0.80%
Net expenses	0.49%	0.49%	0.64%	0.70%	0.70%
Net investment income	0.79%	0.84%	1.92%	2.05%	1.47%
Supplemental data
Portfolio turnover rate	77%	106%	68%	36%	55%
Net assets, end of period (000s omitted)	$244,894	$287,697	$232,660	$215,503	$243,909

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

28  |  Allspring Ultra Short-Term Income Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Class A2	2022	2021	2020 [1]
Net asset value, beginning of period	$8.60	$8.59	$8.52
Net investment income	0.07	0.07	0.03
Net realized and unrealized gains (losses) on investments	(0.20)	0.01	0.07
Total from investment operations	(0.13)	0.08	0.10
Distributions to shareholders from
Net investment income	(0.07)	(0.07)	(0.03)
Net asset value, end of period	$8.40	$8.60	$8.59
Total return[2]	(1.49)%	0.97%	1.22%
Ratios to average net assets (annualized)
Gross expenses	0.62%	0.65%	0.66%
Net expenses	0.47%	0.50%	0.50%
Net investment income	0.75%	0.73%	1.38%
Supplemental data
Portfolio turnover rate	77%	106%	68%
Net assets, end of period (000s omitted)	$99,902	$181,131	$29,971

[1]	For the period from May 29, 2020 (commencement of class operations) to August 31, 2020
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Allspring Ultra Short-Term Income Fund  |  29

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$8.60	$8.59	$8.54	$8.46	$8.47
Net investment income	0.01	0.01 [1]	0.10	0.11	0.06
Net realized and unrealized gains (losses) on investments	(0.19)	0.01	0.05	0.08	(0.01)
Total from investment operations	(0.18)	0.02	0.15	0.19	0.05
Distributions to shareholders from
Net investment income	(0.02)	(0.01)	(0.10)	(0.11)	(0.06)
Net asset value, end of period	$8.40	$8.60	$8.59	$8.54	$8.46
Total return[2]	(2.13)%	0.28%	1.73%	2.27%	0.60%
Ratios to average net assets (annualized)
Gross expenses	1.38%	1.40%	1.51%	1.55%	1.55%
Net expenses	1.11% *	1.19% *	1.40%	1.45%	1.45%
Net investment income	0.18%	0.13%	1.16%	1.31%	0.72%
Supplemental data
Portfolio turnover rate	77%	106%	68%	36%	55%
Net assets, end of period (000s omitted)	$5,219	$6,230	$5,187	$5,257	$5,056

*	Ratio includes class-level expenses which were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would be increased by the following amounts:

Year ended August 31, 2022	0.14%
Year ended August 31, 2021	0.06%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

30  |  Allspring Ultra Short-Term Income Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$8.57	$8.56	$8.51	$8.43	$8.45
Net investment income	0.07 [1]	0.07 [1]	0.17	0.19 [1]	0.13
Net realized and unrealized gains (losses) on investments	(0.20)	0.01	0.05	0.08	(0.01)
Total from investment operations	(0.13)	0.08	0.22	0.27	0.12
Distributions to shareholders from
Net investment income	(0.07)	(0.07)	(0.17)	(0.19)	(0.14)
Net asset value, end of period	$8.37	$8.57	$8.56	$8.51	$8.43
Total return	(1.53)%	0.98%	2.61%	3.19%	1.39%
Ratios to average net assets (annualized)
Gross expenses	0.59%	0.60%	0.71%	0.74%	0.74%
Net expenses	0.50%	0.50%	0.54%	0.55%	0.55%
Net investment income	0.77%	0.82%	2.03%	2.20%	1.54%
Supplemental data
Portfolio turnover rate	77%	106%	68%	36%	55%
Net assets, end of period (000s omitted)	$14,740	$21,336	$15,359	$13,748	$15,037

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

Allspring Ultra Short-Term Income Fund  |  31

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$8.60	$8.59	$8.54	$8.46	$8.48
Net investment income	0.09	0.09	0.19	0.20	0.15
Net realized and unrealized gains (losses) on investments	(0.20)	0.02	0.05	0.08	(0.02)
Total from investment operations	(0.11)	0.11	0.24	0.28	0.13
Distributions to shareholders from
Net investment income	(0.09)	(0.10)	(0.19)	(0.20)	(0.15)
Net asset value, end of period	$8.40	$8.60	$8.59	$8.54	$8.46
Total return	(1.28)%	1.23%	2.83%	3.40%	1.59%
Ratios to average net assets (annualized)
Gross expenses	0.32%	0.33%	0.44%	0.47%	0.47%
Net expenses	0.25%	0.25%	0.32%	0.35%	0.35%
Net investment income	1.01%	1.03%	2.25%	2.41%	1.80%
Supplemental data
Portfolio turnover rate	77%	106%	68%	36%	55%
Net assets, end of period (000s omitted)	$1,857,572	$2,706,735	$1,004,777	$836,456	$744,844
The accompanying notes are an integral part of these financial statements.

32  |  Allspring Ultra Short-Term Income Fund

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Ultra Short-Term Income Fund (the "Fund") which is a diversified series of the Trust.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending

Allspring Ultra Short-Term Income Fund  |  33

Notes to financial statements
agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Mortgage dollar roll transactions
The Fund may engage in mortgage dollar roll transactions through TBA mortgage-backed securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). In a mortgage dollar roll transaction, the Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund accounts for TBA dollar roll transactions as purchases and sales which, as a result, may increase its portfolio turnover rate.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Paydown gains and losses are included in interest income.
Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated

34  |  Allspring Ultra Short-Term Income Fund

Notes to financial statements
at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of August 31, 2022, the aggregate cost of all investments for federal income tax purposes was $2,265,602,810 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 304,132
Gross unrealized losses	(70,129,384)
Net unrealized losses	$(69,825,252)
As of August 31, 2022, the Fund had capital loss carryforwards which consisted of $1,793,671 in short-term capital losses and $23,510,734 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Allspring Ultra Short-Term Income Fund  |  35

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Agency securities	$ 0	$ 22,091,143	$0	$ 22,091,143
Asset-backed securities	0	351,142,903	0	351,142,903
Corporate bonds and notes	0	644,821,605	0	644,821,605
Investment companies	42,247,056	0	0	42,247,056
Municipal obligations	0	2,184,956	0	2,184,956
Non-agency mortgage-backed securities	0	536,549,385	0	536,549,385
Yankee corporate bonds and notes	0	280,835,326	0	280,835,326
Short-term investments
Commercial paper	0	175,633,339	0	175,633,339
Investment companies	90,308,312	0	0	90,308,312
U.S. Treasury Securities	49,986,058	0	0	49,986,058
	182,541,426	2,013,258,657	0	2,195,800,083
Futures contracts	347,296	0	0	347,296
Total assets	$182,888,722	$2,013,258,657	$0	$2,196,147,379
Liabilities
Futures contracts	$ 369,821	$ 0	$0	$ 369,821
Total liabilities	$ 369,821	$ 0	$0	$ 369,821
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended August 31, 2022, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $1 billion	0.250%
Next $4 billion	0.225
Next $5 billion	0.190
Over $10 billion	0.180
For the year ended August 31, 2022, the management fee was equivalent to an annual rate of 0.23% of the Fund’s average daily net assets.

36  |  Allspring Ultra Short-Term Income Fund

Notes to financial statements
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.16%
Class A2	0.16
Class C	0.16
Administrator Class	0.10
Institutional Class	0.08
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund.  When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses.  When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses.  Allspring Funds Management has contractually committed through December 31, 2022 (December 31, 2023 for Class A2) to waive fees and/or reimburse expenses to the extent necessary to cap expenses.  Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. In addition to the contractual waivers and/or reimbursements, Allspring Funds Management also voluntarily waived certain class-level expenses during the year ended August 31, 2022.  These voluntary class-level waivers may be discontinued at any time.  As of August 31, 2022, the contractual expense caps are as follows:
Expense ratio caps
Class A	0.50%
Class A2	0.40
Class C	1.25
Administrator Class	0.50
Institutional Class	0.25
Prior to April 1, 2022, the Fund's expenses were contractually capped at 0.50% for Class A2 shares.
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended August 31, 2022,

Allspring Ultra Short-Term Income Fund  |  37

Notes to financial statements
Allspring Funds Distributor received $317 from the sale of Class A shares and $2,320 in contingent deferred sales charges from redemptions of Class A shares. No contingent deferred sales charges were incurred by Class C shares for the year ended August 31, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Class A2 shares are charged a fee at an annual rate of 0.15% of its average daily net assets. Prior to April 1, 2022, the annual fee for Class A2 shares was 0.25% of its average daily net assets. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2022 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$551,279,716	$1,476,239,660	$668,119,537	$1,061,373,073
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of August 31, 2022, the Fund did not have any securities on loan.
7. DERIVATIVE TRANSACTIONS
During the year ended August 31, 2022, the Fund entered into futures contracts to speculate on interest rates and to help manage the duration of the portfolio. The Fund had an average notional amount of $45,807,674 in long futures contracts and $402,008,718 in short futures contracts during the year ended August 31, 2022.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
8. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee equal based on the unused balance is allocated to each participating fund.
For the year ended August 31, 2022, there were no borrowings by the Fund under the agreement.

38  |  Allspring Ultra Short-Term Income Fund

Notes to financial statements
9. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $30,693,196 and $23,470,091 of ordinary income for the years ended August 31, 2022 and August 31, 2021, respectively.
As of August 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Unrealized losses	Capital loss carryforward
$1,011,608	$(69,825,252)	$(25,304,405)
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
11. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

Allspring Ultra Short-Term Income Fund  |  39

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Ultra Short-Term Income Fund (formerly, Wells Fargo Ultra Short-Term Income Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of August 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the  financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
October 27, 2022

40  |  Allspring Ultra Short-Term Income Fund

Other information (unaudited)
TAX INFORMATION
For the fiscal year ended August 31, 2022, $20,468,618 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Ultra Short-Term Income Fund  |  41

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 124 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

42  |  Allspring Ultra Short-Term Income Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner, Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner, Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination Medical Center Corporation. Board member of the Minnesota Wild Foundation.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Ultra Short-Term Income Fund  |  43

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

44  |  Allspring Ultra Short-Term Income Fund

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund's liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 24-25, 2022, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage the Fund’s liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Allspring Ultra Short-Term Income Fund  |  45

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0922-00224 10-22
A223/AR223 08-22

Annual Report
August 31, 2022
Allspring Managed Account
■	Allspring Managed Account CoreBuilder® Shares – Series CP

The views expressed and any forward-looking statements are as of August 31, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Managed Account  |  1

Performance highlights (unaudited)
Investment objective	The Fund seeks total return, consisting of current income and capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Christopher Y. Kauffman, CFA®‡, Janet S. Rilling, CFA®‡, CPA, Michael J. Schueller, CFA®‡, Michal Stanczyk, Noah M. Wise, CFA®‡
Average annual total returns (%) as of August 31, 2022
				Expense ratios (%)
	Inception date	1 year	Since inception	Gross	Net [1]
Allspring Managed Account CoreBuilder Shares - Series CP (WFCPX)	6-2-2021	-11.59	-8.43	0.83	0.00
Bloomberg U.S. Aggregate Bond Index[2]	–	-11.52	-8.11 ¤	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-888-877-9275.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
Shares are sold without a front-end sales charge or contingent deferred sales charge.
¤	Based on the Fund's inception date.
[1]	Generally, no ordinary fees or expenses are charged to the Fund. Allspring Funds Management, LLC has contractually committed to irrevocably absorb and pay or reimburse all ordinary operating expenses of the Fund, except portfolio transactions or other investment related costs (e.g., commissions), fees payable for services provided by the Fund’s securities lending agent (if any), interest, taxes, leverage expenses and other expenses not incurred in the ordinary course of the Fund’s business. This commitment has an indefinite term.
[2]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Loans are subject to risks similar to those associated with other below-investment-grade bond investments, such as risk of greater volatility in value, credit risk (for example, risk of issuer default), and risk that the loan may become illiquid or difficult to price. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk, high-yield securities risk, and mortgage- and asset-backed securities risk. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. Consult the Fund’s prospectus for additional information on these and other risks.
CoreBuilder Shares are a series of investment options within the separately managed accounts advised or subadvised by Allspring Funds Management, LLC. The shares are fee-waived mutual funds that enable certain separately managed account investors to achieve greater diversification than smaller managed accounts might otherwise achieve.
Please remember that shares of the Fund may be purchased only by or on behalf of separately managed account clients where Allspring Funds Management, LLC has an agreement to serve as investment adviser or subadviser to the account with the separately managed account sponsor (typically a registered investment adviser or broker/dealer) or directly with the client.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

2  |  Allspring Managed Account

Performance highlights (unaudited)
Growth of $10,000 investment as of August 31, 20221
[1]	The chart compares the performance of the Fund since inception with the Bloomberg U.S. Aggregate Bond Index. The chart assumes a hypothetical investment of $10,000 investment and reflects all operating expenses of the Fund.

Allspring Managed Account  |  3

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, for the 12-month period that ended August 31, 2022.
■	The Fund’s allocations to out-of-benchmark “plus” sectors detracted from performance though individual sector exposures produced mixed results. Out-of-benchmark sector allocations, especially European credit and emerging market debt, detracted from performance while allocations to U.S. high-yield bonds and floating-rate loans contributed.
■	An overweight to U.S. securitized sectors contributed to performance while an overweight to corporates and an underweight to U.S. Treasury debt detracted.
■	The Fund’s strategic short duration position for most of the period, backed by an expectation that interest rates would rise as growth and inflation came in hotter than expectations, as well as tactical interest rate exposure adjustments contributed to performance. The Fund was biased toward flattening curve posture, which also contributed to performance.
It was a year of mounting pressures.
The U.S. economy slowed significantly over the past 12 months, as real growth contracted at a -1.6% and -0.9% rate in the first and second quarters of 2022, respectively. While the headline numbers were concerning, nominal growth was robust as consumers and businesses remained healthy primarily due to the tailwinds brought about by the historic amount of fiscal and monetary stimulus in response to the pandemic. Unemployment circled back to its pre-COVID-19-cycle low of 3.5% and the labor market recovered all of the lost jobs from the pandemic. With the U.S. labor force participation rate sitting below pre-COVID-19 levels, the labor market was uncomfortably tight, which put significant upward pressure on wages.
The pandemic gradually shifted into the endemic phase, but consumer sentiment plummeted as elevated geopolitical tensions, persistently high inflation, and the possibility of a recession weighed heavily on the hearts and minds of consumers. Consumption was strong despite record-low sentiment supported by still-large excess savings. However, the consumption outlook is becoming increasingly negative as the savings rate and real disposable income have consistently dropped while revolving credit use has steadily increased.
Price pressures rapidly accelerated and broadened, which prompted the Federal Reserve (Fed) to embark on a historically brisk pace of monetary tightening. The Fed increased the federal funds rate a total of 225 basis points (bps; 100 bps equals 1.00%) and began balance sheet reduction with additional monetary tightening set to come in the remainder of the year. Interest-rate-sensitive sectors, such as housing and manufacturing, have rapidly deteriorated as a result, but this in turn has alleviated supply chain pressures by reducing aggregate demand. Looking ahead, inflation, especially in goods, is expected to ease but persistent services inflation amid a tight labor market and resiliently strong consumer demand risks keeping inflation higher for longer.
The Fund was launched in June 2021 and is used exclusively in combination with individual bonds held for a separately managed account (SMA) strategy.
The no-fee mutual fund is used in combination with individual bonds to create an SMA strategy. The individual bonds held as part of the SMA strategy include U.S.-based investment-grade corporates, Treasuries, and agency mortgages. The Fund has material out-of-benchmark allocations, including U.S. high yield, U.S. loans, European high yield, European investment-grade credit, emerging market debt, and non-U.S.-dollar exposure.
We gradually replenished the strategy’s stockpile of highly liquid assets in the form of government securities and will use it to take advantage of opportunities in other sectors when they present themselves. We continue to gradually reduce U.S. investment-grade credit holdings as cyclical risks and technical headwinds have diminished relative value in the sector. Within U.S. securitized bonds, the strategy remains underweight agency mortgage-backed securities while finding better value in a diversified subset of asset-backed securities, collateralized loan obligations, and non-agency mortgages.
We initially increased U.S. high-yield exposure due to underperformance in the beginning of the period, but we have recently decreased the position due to stretched valuations and slowing growth expectations. European investment-grade and high-yield credit remain under significant pressure due to geopolitical risks and the ongoing energy crisis. Valuations are at extremely low levels, but we believe we are approaching the time when most of the bad news is priced in. Within emerging markets, we increased our allocation to Latin American local-currency government bonds that benefited from attractive valuations, higher commodity prices, and prudent monetary policy. Those same Latin American market currencies, including Brazil and Chile, have provided some opportunities.

4  |  Allspring Managed Account

Performance highlights (unaudited)
Credit quality as of August 31, 2022[1]
[1]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.
Outlook
U.S. markets have begrudgingly accepted the reality that the Fed likely has more work to do in order to tame inflation and that rates will stay in restrictive territory for longer. We see this acceptance as healthy, if overdue, and feel that markets have now priced in a more realistic set of assumptions. This allows us to become more comfortable looking for opportunities to add to duration from the neutral posture we have held for much of 2022. We do not expect an immediate recession in the U.S. in 2022, but we believe that growth trends and credit conditions will continue to weaken, pressuring spreads wider as inflation and the Fed’s efforts to combat it remain a substantial challenge for the economy. We will remain vigilant in our focus on risk exposure, and we continue to believe that while prudence is always warranted, that is especially true at this point in the cycle.
Effective maturity distribution as of August 31, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. Allocations are subject to change and may have changed since the date specified.

Allspring Managed Account  |  5

Fund expenses (unaudited)
As a shareholder of the Fund, you incur ongoing costs and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2022 to August 31, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning account value 3-1-2022	Ending account value 8-31-2022	Expenses paid during the period[1]	Annualized net expense ratio
Actual	$1,000.00	$ 914.31	$0.00 *	0.00% *
Hypothetical (5% return before expenses)	$1,000.00	$1,025.21	$0.00 *	0.00% *
1 Expenses paid is equal to the annualized net expense ratio multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half-year period).
*  Generally, no ordinary fees or expenses are charged to the Fund. Allspring Funds Management, LLC has contractually committed to irrevocably absorb and pay or reimburse all ordinary operating expenses of the Fund, except portfolio transactions or other investment related costs (e.g., commissions), fees payable for services provided by the Fund’s securities lending agent (if any), interest, taxes, leverage expenses and other expenses not incurred in the ordinary course of the Fund’s business. This commitment has an indefinite term.

6  |  Allspring Managed Account

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Agency securities: 4.98%
FHLB	5.50%	7-15-2036	$230,000	$ 274,439
FNMA	2.00	2-1-2052	501,375	431,647
FNMA	2.00	2-1-2052	490,521	422,181
Total Agency securities (Cost $1,141,201)				1,128,267
Asset-backed securities: 14.79%
Affirm Asset Securitization Trust 2021-A Class C 144A	1.66	8-15-2025	200,000	193,272
Carvana Auto Receivables Trust Series 2019-2A Class D 144A	3.28	1-15-2025	373,954	371,936
DB Master Finance LLC Series 21-1A Class A23 144A	2.79	11-20-2051	302,713	245,504
ECMC Group Student Loan Trust Series 2018-1A Class A (1 Month LIBOR +0.75%) 144A±	3.19	2-27-2068	224,380	218,139
Freedom Financial Group Incorporated Series 2021-2 Class B 144A	1.03	6-19-2028	151,861	150,808
Oak Street Investment Grade Net Lease Fund Series 2021-1A Class A3 144A	2.80	1-20-2051	250,000	228,625
OneMain Financial Trust Series 2018-2A Class A 144A	3.57	3-14-2033	250,000	244,916
Pagaya AI Debt Selection Trust Series 2021-1 Class A 144A	1.18	11-15-2027	90,422	88,419
PFS Financing Corporation Series 2021-A Class A 144A	0.71	4-15-2026	300,000	282,158
Taco Bell Funding LLC Series 2016-1A Class A23 144A	4.97	5-25-2046	236,875	234,348
Taco Bell Funding LLC Series 2021-1A Class A23 144A	2.54	8-25-2051	496,250	390,161
Tidewater Auto Receivables Series 2018-AA Class D 144A	4.30	11-15-2024	76,503	76,417
Wendy's Funding LLC Series 2021-1A Class A2II 144A	2.78	6-15-2051	247,500	202,056
Wingstop Funding LLC Series 2020-1A Class A2 144A	2.84	12-5-2050	248,750	212,158
Zaxby's Funding LLC Series 2021-1A Class A2 144A	3.24	7-30-2051	247,500	210,039
Total Asset-backed securities (Cost $3,694,044)				3,348,956
Corporate bonds and notes: 20.72%
Communication services: 1.42%
Diversified telecommunication services: 0.52%
AT&T Incorporated	3.55	9-15-2055	160,000	117,151
Media: 0.90%
CCO Holdings LLC 144A	4.50	8-15-2030	50,000	42,049
Charter Communications Operating LLC	3.50	3-1-2042	100,000	69,075
Magallanes Incorporated 144A	5.14	3-15-2052	45,000	36,018
Scripps Escrow II Incorporated 144A	5.38	1-15-2031	70,000	57,925
				205,067
Consumer discretionary: 1.82%
Automobiles: 0.72%
Ford Motor Company	3.63	6-17-2031	200,000	161,946
Diversified consumer services: 0.12%
Howard University	5.21	10-1-2052	30,000	27,617
Hotels, restaurants & leisure: 0.58%
Las Vegas Sands Corporation	3.20	8-8-2024	140,000	132,499
Household durables: 0.19%
KB Home Company	4.80	11-15-2029	50,000	43,100
The accompanying notes are an integral part of these financial statements.

Allspring Managed Account  |  7

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Specialty retail: 0.21%
NMG Holding Company Incorporated 144A	7.13%	4-1-2026	$50,000	$ 46,778
Consumer staples: 0.20%
Food products: 0.20%
Kraft Heinz Foods Company	4.88	10-1-2049	50,000	45,362
Energy: 5.01%
Energy equipment & services: 0.41%
Hilcorp Energy Company 144A	6.25	11-1-2028	50,000	47,247
USA Compression Partners LP	6.88	4-1-2026	50,000	46,893
				94,140
Oil, gas & consumable fuels: 4.60%
Aethon United 144A	8.25	2-15-2026	160,000	159,933
Apache Corporation	5.35	7-1-2049	60,000	49,238
Archrock Partners LP 144A	6.88	4-1-2027	50,000	46,875
Buckeye Partners LP	4.13	12-1-2027	50,000	44,200
Crestwood Midstream Partners LP 144A	5.63	5-1-2027	60,000	55,950
EQT Corporation	3.90	10-1-2027	60,000	56,797
Harvest Midstream LP 144A	7.50	9-1-2028	70,000	66,230
MPLX LP	4.95	9-1-2032	40,000	38,755
Murphy Oil Corporation	5.88	12-1-2027	60,000	58,343
Occidental Petroleum Corporation	6.60	3-15-2046	130,000	143,090
ONEOK Incorporated	7.15	1-15-2051	75,000	79,704
Rockies Express Pipeline LLC 144A	4.95	7-15-2029	50,000	45,098
Southwestern Energy Company	7.75	10-1-2027	50,000	51,813
Tallgrass Energy Partners LP 144A	6.00	12-31-2030	50,000	43,763
Western Midstream Operating LP	5.30	3-1-2048	115,000	101,117
				1,040,906
Financials: 4.10%
Banks: 0.72%
Citigroup Incorporated (5 Year Treasury Constant Maturity +3.60%) ʊ±	4.00	12-10-2025	130,000	114,075
Citigroup Incorporated (3 Month LIBOR +4.52%) ±	6.25	12-29-2049	50,000	49,623
				163,698
Capital markets: 1.21%
Berkshire Hathaway Finance Company	3.85	3-15-2052	125,000	107,841
Morgan Stanley (U.S. SOFR +1.20%) ±	2.51	10-20-2032	150,000	122,833
Morgan Stanley (U.S. SOFR +2.62%) ±	5.30	4-20-2037	45,000	43,022
				273,696
Consumer finance: 0.70%
OneMain Finance Corporation	7.13	3-15-2026	170,000	158,353
Insurance: 1.47%
Hill City Funding Trust 144A	4.05	8-15-2041	100,000	72,605
Maple Grove Funding Trust 144A	4.16	8-15-2051	100,000	76,055
MetLife Incorporated	5.00	7-15-2052	35,000	35,414
National Life Global Insurance Company (3 Month LIBOR +3.31%) 144A±	5.25	7-19-2068	40,000	36,102
The accompanying notes are an integral part of these financial statements.

8  |  Allspring Managed Account

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Insurance (continued)
OneAmerica Financial Partners Incorporated 144A	4.25%	10-15-2050	$25,000	$ 19,965
Transatlantic Holdings Incorporated	8.00	11-30-2039	73,000	92,302
				332,443
Health care: 0.63%
Health care providers & services: 0.55%
HCA Incorporated 144A	4.63	3-15-2052	150,000	124,129
Pharmaceuticals: 0.08%
Bausch Health Companies Incorporated 144A	5.00	1-30-2028	50,000	18,750
Industrials: 2.86%
Aerospace & defense: 0.59%
The Boeing Company	5.81	5-1-2050	140,000	134,278
Airlines: 1.29%
American Airlines Group Incorporated 144A	5.75	4-20-2029	80,000	72,219
Delta Air Lines Incorporated	7.38	1-15-2026	170,000	173,400
Hawaiian Brand Intellectual Property Limited 144A	5.75	1-20-2026	50,000	45,639
				291,258
Commercial services & supplies: 0.31%
CoreCivic Incorporated	8.25	4-15-2026	70,000	69,201
Industrial conglomerates: 0.29%
General Electric Company (3 Month LIBOR +3.33%) ±	5.16	12-29-2049	70,000	66,203
Trading companies & distributors: 0.38%
Fortress Transportation & Infrastructure Investors LLC 144A	6.50	10-1-2025	38,000	35,403
Fortress Transportation & Infrastructure Investors LLC 144A	9.75	8-1-2027	50,000	50,121
				85,524
Information technology: 2.20%
Electronic equipment, instruments & components: 0.04%
Dell International LLC	8.35	7-15-2046	8,000	9,680
IT services: 0.28%
Fidelity National Information Services Incorporated	5.63	7-15-2052	40,000	39,610
Global Payments Incorporated	5.95	8-15-2052	25,000	24,225
				63,835
Software: 1.88%
Fortinet Incorporated	2.20	3-15-2031	250,000	198,348
MPH Acquisition Holdings LLC 144A	5.50	9-1-2028	60,000	51,150
MPH Acquisition Holdings LLC 144A	5.75	11-1-2028	220,000	174,680
				424,178
Materials: 1.47%
Chemicals: 0.51%
Celanese US Holdings LLC	6.38	7-15-2032	115,000	114,161
The accompanying notes are an integral part of these financial statements.

Allspring Managed Account  |  9

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal		Value
Containers & packaging: 0.96%
AptarGroup Incorporated	3.60%	3-15-2032		$250,000	$ 218,071
Real estate: 1.01%
Equity REITs: 1.01%
EPR Properties	3.60	11-15-2031		25,000	19,619
EPR Properties	3.75	8-15-2029		35,000	29,446
Sabra Health Care LP / Sabra Capital Corporation	5.13	8-15-2026		125,000	120,743
Service Properties Trust Company	3.95	1-15-2028		80,000	59,566
					229,374
Total Corporate bonds and notes (Cost $5,488,788)					4,691,398
Foreign corporate bonds and notes : 4.95%
Communication services: 0.71%
Media: 0.71%
Tele Columbus AG 144A	3.88	5-2-2025	EUR	100,000	85,421
Ziggo Bond Company BV 144A	3.38	2-28-2030	EUR	100,000	75,418
					160,839
Consumer discretionary: 0.43%
Automobiles: 0.43%
Peugeot SA Company	2.00	3-20-2025	EUR	100,000	97,750
Consumer staples: 0.80%
Food products: 0.32%
Sigma Holdings Company BV 144A	5.75	5-15-2026	EUR	100,000	72,382
Tobacco: 0.48%
BAT International Finance plc	2.25	1-16-2030	EUR	130,000	108,164
Energy: 0.40%
Oil, gas & consumable fuels: 0.40%
Eni SpA	1.13	9-19-2028	EUR	100,000	89,295
Financials: 1.51%
Banks: 0.84%
Credit Agricole SA (3 Month EURIBOR +1.25%) ±	1.00	4-22-2026	EUR	200,000	190,082
Consumer finance: 0.67%
Abertis Finance BV Company (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +3.27%) ʊ±	2.63	1-26-2027	EUR	100,000	79,819
Cellnex Finance Company SA	2.00	9-15-2032	EUR	100,000	72,907
					152,726
Industrials: 0.38%
Containers & packaging: 0.38%
Can-Pack SA 144A	2.38	11-1-2027	EUR	100,000	85,356
Materials: 0.72%
Chemicals: 0.36%
Westlake Chemical Corporation	1.63	7-17-2029	EUR	100,000	80,426
The accompanying notes are an integral part of these financial statements.

10  |  Allspring Managed Account

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal		Value
Paper & forest products: 0.36%
Ahlstrom-Munksjo Holding 3 Oy 144A	3.63%	2-4-2028	EUR	100,000	$ 82,506
Total Foreign corporate bonds and notes (Cost $1,597,492)					1,119,526
Foreign government bonds : 6.55%
Brazil ¤	0.00	7-1-2024	BRL	2,900,000	444,346
Chile	4.50	3-1-2026	CLP	205,000,000	211,622
Germany	1.70	8-15-2032	EUR	450,000	459,030
Hungary	1.00	11-26-2025	HUF	22,000,000	40,950
Mexico	3.75	2-21-2024	EUR	100,000	98,139
Republic of South Africa	10.50	12-21-2026	ZAR	3,750,000	229,888
Total Foreign government bonds (Cost $1,655,338)					1,483,975
Non-agency mortgage-backed securities: 20.06%
Auburn CLO Limited. Series 2017-1A Class A2A (3 Month LIBOR +1.62%) 144A±	4.33	10-20-2030		$250,000	241,038
BX Trust Series 2019-OC11 Class A 144A	3.20	12-9-2041		250,000	220,756
Carlyle Global Market Series 2017-2A Class R2 (3 Month LIBOR +1.60%) 144A±	4.31	7-20-2031		250,000	237,937
Cascade Funding Mortgage Trust Series 2018-RM2 Class B 144A±±	4.00	10-25-2068		289,612	278,948
Cascade Funding Mortgage Trust Series 2021-HB7 Class M2 144A±±	2.68	10-27-2031		250,000	234,265
Dryden Senior Loan Fund Series 2020-78A Class A (3 Month LIBOR +1.18%) 144A±	3.92	4-17-2033		400,000	391,812
FREMF Mortgage Trust Series 2019-KF70 Class B (1 Month LIBOR +2.30%) 144A±	4.66	9-25-2029		104,091	103,226
Imperial Fund LLC Series 2021-NQM1 Class A1 144A±±	1.07	6-25-2056		151,834	135,970
JPMorgan Mortgage Trust Series 2020-1 Class A15 144A±±	3.50	6-25-2050		91,475	84,079
Madison Park Funding Limited Series 2020-46A Class B1R (3 Month LIBOR +1.65%) 144A±	4.16	10-15-2034		500,000	481,577
MF1 Multifamily Housing Mortgage Loan Trust Series 2022-FL8 Class C (30 Day Average U.S. SOFR +2.20%) 144A±	4.23	2-19-2037		250,000	234,645
MFRA Trust Series 2020-NQM3 Class M1 144A±±	2.65	1-26-2065		250,000	239,014
Neuberger Berman CLO Limited Series 2017-25A Class BR (3 Month LIBOR +1.35%) 144A±	4.09	10-18-2029		250,000	240,603
Octagon Investment Partners Series 2017-1A Class A1R (3 Month LIBOR +1.00%) 144A±	3.71	3-17-2030		250,000	246,432
Residential Mortgage Loan Trust Series 2019-3 Class A3 144A±±	3.04	9-25-2059		64,966	63,280
Starwood Mortgage Residential Trust Series 2020-INV1 Class A1 144A±±	1.03	11-25-2055		96,653	89,482
Towd Point Mortgage Trust Series 2019-HY3 Class A2 (1 Month LIBOR +1.30%) 144A±	3.74	10-25-2059		150,000	144,383
Towd Point Mortgage Trust Series 2020-4 Class A2 144A	2.50	10-25-2060		350,000	291,730
Verus Securitization Trust Series 2021-R3 Class A1 144A±±	1.02	4-25-2064		96,283	91,113
The accompanying notes are an integral part of these financial statements.

Allspring Managed Account  |  11

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Non-agency mortgage-backed securities (continued)
Verus Securitization Trust Series 2021-R3 Class A2 144A±±	1.28%	4-25-2064	$99,366	$ 94,120
Wind River CLO Limited Series 2018-2A Class A2 (3 Month LIBOR +1.45%) 144A±	3.96	7-15-2030	409,000	396,779
Total Non-agency mortgage-backed securities (Cost $4,842,590)				4,541,189
U.S. Treasury securities: 17.38%
U.S. Treasury Bond	2.00	8-15-2051	370,000	277,963
U.S. Treasury Bond	2.25	5-15-2041	550,000	448,508
U.S. Treasury Bond	2.25	2-15-2052	80,000	63,900
U.S. Treasury Bond	2.38	5-15-2051	1,395,000	1,148,473
U.S. Treasury Bond	2.88	5-15-2052	120,000	110,588
U.S. Treasury Bond	3.00	8-15-2052	95,000	90,057
U.S. Treasury Note	1.25	6-30-2028	540,000	479,841
U.S. Treasury Note	2.63	5-31-2027	460,000	445,517
U.S. Treasury Note	2.75	4-30-2027	290,000	282,263
U.S. Treasury Note	2.75	8-15-2032	220,000	212,231
U.S. Treasury Note	2.88	5-15-2032	310,000	302,153
U.S. Treasury Note	3.00	6-30-2024	75,000	74,350
Total U.S. Treasury securities (Cost $4,463,961)				3,935,844
Yankee corporate bonds and notes: 5.99%
Energy: 0.52%
Oil, gas & consumable fuels: 0.52%
BP Capital Markets plc (5 Year Treasury Constant Maturity +4.40%) ʊ±	4.88	3-22-2030	130,000	118,918
Financials: 4.26%
Banks: 3.23%
Banco do Brasil SA 144A	4.88	1-11-2029	200,000	190,989
HSBC Holdings plc (U.S. SOFR +2.87%) ±	5.40	8-11-2033	200,000	190,295
Itau Unibanco Holding SA 144A	3.25	1-24-2025	200,000	194,100
Macquire Bank Limited (5 Year Treasury Constant Maturity +1.70%) 144A±	3.05	3-3-2036	200,000	155,819
				731,203
Capital markets: 0.87%
UBS Group AG (1 Year Treasury Constant Maturity +1.55%) 144A±	4.49	5-12-2026	200,000	197,916
Consumer finance: 0.16%
Unifin Financiera SAB de CV 144A	9.88	1-28-2029	250,000	35,025
Industrials: 0.53%
Aerospace & defense: 0.53%
Bombardier Incorporated 144A	7.88	4-15-2027	125,000	119,694
Utilities: 0.68%
Electric utilities: 0.68%
Comision Federal de Electricidad SAB de CV 144A	3.88	7-26-2033	200,000	153,500
Total Yankee corporate bonds and notes (Cost $1,690,946)				1,356,256
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Managed Account

Portfolio of investments—August 31, 2022

	Interest rate	Maturity date	Principal	Value
Yankee government bonds: 2.64%
Dominican Republic 144A	4.88%	9-23-2032	$230,000	$ 185,586
Mexico	4.75	4-27-2032	270,000	261,894
Panama	4.50	1-19-2063	200,000	151,041
Total Yankee government bonds (Cost $739,454)				598,521

		Yield	Shares
Short-term investments: 5.41%
Investment companies: 5.41%
Allspring Government Money Market Fund Select Class ♠∞		2.09	1,224,726	1,224,726
Total Short-term investments (Cost $1,224,726)				1,224,726
Total investments in securities (Cost $26,538,540)	103.47%			23,428,658
Other assets and liabilities, net	(3.47)			(786,434)
Total net assets	100.00%			$22,642,224

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
±	Variable rate investment. The rate shown is the rate in effect at period end.
¤	The security is issued in zero coupon form with no periodic interest payments.
±±	The coupon of the security is adjusted based on the principal and/or interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages. The rate shown is the rate in effect at period end.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
ʊ	Security is perpetual in nature and has no stated maturity date. The date shown reflects the next call date.

Abbreviations:
BRL	Brazilian real
CLP	Chile Peso
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
FHLB	Federal Home Loan Bank
FNMA	Federal National Mortgage Association
HUF	Hungarian forint
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
ZAR	South African rand
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$1,899,874	$10,931,301	$(11,606,449)	$0	$0	$1,224,726	1,224,726	$3,236
The accompanying notes are an integral part of these financial statements.

Allspring Managed Account  |  13

Portfolio of investments—August 31, 2022

Forward foreign currency contracts
Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses
1,541,883 USD	1,448,000 EUR	Citibank National Association	9-30-2022	$ 84,040	$ 0
220,000 EUR	226,566 USD	Citibank National Association	9-30-2022	0	(5,070)
487,027 USD	480,000 EUR	Citibank National Association	9-30-2022	3,765	0
232,999 USD	3,750,000 ZAR	Citibank National Association	9-30-2022	14,628	0
				$102,433	$(5,070)
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
U.S. Long Term Treasury Bonds	1	12-20-2022	$ 136,814	$ 135,844	$ 0	$ (970)
U.S. Ultra Treasury Bonds	6	12-20-2022	897,012	897,000	0	(12)
2-Year U.S. Treasury Notes	31	12-30-2022	6,467,667	6,458,172	0	(9,495)
5-Year U.S. Treasury Notes	33	12-30-2022	3,673,742	3,657,070	0	(16,672)
Short
Euro-BOBL Futures	(5)	9-8-2022	(629,243)	(618,447)	10,796	0
Euro-Bund Futures	(3)	9-8-2022	(458,555)	(446,108)	12,447	0
Euro-Schatz Futures	(2)	9-8-2022	(219,830)	(218,295)	1,535	0
10-Year U.S. Treasury Notes	(43)	12-20-2022	(5,036,599)	(5,026,969)	9,630	0
10-Year U.S. Ultra Treasury Notes	(7)	12-20-2022	(878,018)	(876,313)	1,705	0
					$36,113	$(27,149)
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Managed Account

Statement of assets and liabilities—August 31, 2022

Assets
Investments in unaffiliated securities, at value (cost $25,313,814)	$ 22,203,932
Investments in affiliated securities, at value (cost $1,224,726)	1,224,726
Cash	100,145
Cash at broker segregated for futures contracts	100,000
Receivable for investments sold	1,279,420
Receivable for interest	179,684
Unrealized gains on forward foreign currency contracts	102,433
Receivable for daily variation margin on open futures contracts	7,350
Receivable from manager	170
Prepaid expenses and other assets	10,384
Total assets	25,208,244
Liabilities
Payable for when-issued transactions	1,298,318
Payable for investments purchased	1,162,487
Cash due to broker	100,145
Unrealized losses on forward foreign currency contracts	5,070
Total liabilities	2,566,020
Total net assets	$22,642,224
Net assets consist of
Paid-in capital	$ 26,207,576
Total distributable loss	(3,565,352)
Total net assets	$22,642,224
Computation of net asset value per share
Net assets	$ 22,642,224
Share outstanding [1]	1,314,873
Net asset value per share	$17.22
[1]	The Fund has an unlimited number of authorized shares.
The accompanying notes are an integral part of these financial statements.

Allspring Managed Account  |  15

Statement of operations—year ended August 31, 2022

Investment income
Interest (net of foreign withholding taxes of $735)	$ 729,446
Income from affiliated securities	3,236
Total investment income	732,682
Expenses
Custody and accounting fees	10,408
Professional fees	155,346
Registration fees	24,528
Shareholder report expenses	16,484
Trustees’ fees and expenses	20,935
Other fees and expenses	3,891
Total expenses	231,592
Less: Fee waivers and/or expense reimbursements	(231,592)
Net expenses	0
Net investment income	732,682
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(729,280)
Foreign currency and foreign currency translations	(7,104)
Forward foreign currency contracts	209,774
Futures contracts	27,212
Net realized losses on investments	(499,398)
Net change in unrealized gains (losses) on
Unaffiliated securities	(3,299,198)
Forward foreign currency contracts	97,301
Futures contracts	27,371
Net change in unrealized gains (losses) on investments	(3,174,526)
Net realized and unrealized gains (losses) on investments	(3,673,924)
Net decrease in net assets resulting from operations	$(2,941,242)
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Managed Account

Statement of changes in net assets

	Year ended August 31, 2022		Year ended August 31, 2021[1]
Operations
Net investment income		$ 732,682		$ 170,896
Net realized gains (losses) on investments		(499,398)		6,126
Net change in unrealized gains (losses) on investments		(3,174,526)		160,162
Net increase (decrease) in net assets resulting from operations		(2,941,242)		337,184
Distributions to shareholders from
Net investment income and net realized gains		(961,294)		0
Capital share transactions	Shares		Shares
Proceeds from shares sold	26,564	496,561	1,250,000	25,000,000
Reinvestment of distributions	38,309	711,015	0	0
Net increase in net assets resulting from capital share transactions		1,207,576		25,000,000
Total increase (decrease) in net assets		(2,694,960)		25,337,184
Net assets
Beginning of period		25,337,184		0
End of period		$22,642,224		$25,337,184
[1]	For the period from June 2, 2021 (commencement of operations) to August 31, 2021
The accompanying notes are an integral part of these financial statements.

Allspring Managed Account  |  17

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
	2022	2021 [1]
Net asset value, beginning of period	$20.27	$20.00
Net investment income	0.57	0.14
Net realized and unrealized gains (losses) on investments	(2.86)	0.13
Total from investment operations	(2.29)	0.27
Distributions to shareholders from
Net investment income	(0.72)	0.00
Net realized gains	(0.04)	0.00
Total distributions to shareholders	(0.76)	0.00
Net asset value, end of period	$17.22	$20.27
Total return[2]	(11.59)%	1.35%
Ratios to average net assets (annualized)
Gross expenses	0.96%	0.83%
Net expenses[3]	0.00%	0.00%
Net investment income	3.04%	2.75%
Supplemental data
Portfolio turnover rate	125%	27%
Net assets, end of period (000s omitted)	$22,642	$25,337

[1]	For the period from June 2, 2021 (commencement of operations) to August 31, 2021
[2]	Returns for periods of less than one year are not annualized.
[3]	The manager has contractually committed to irrevocably absorb and pay or reimburse all ordinary operating expenses of the Fund, except portfolio transactions or other investment-related costs (e.g., commissions), fees payable for services provided by the Fund’s securities lending agent (if any), interest, taxes, leverage expenses, and others expenses not incurred in the ordinary course of the Fund’s business. This commitment has an indefinite term.
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Managed Account

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Managed Account CoreBuilder Shares - Series CP (the “Fund”) which is a diversified series of the Trust.
The Fund is a special purpose fund intended to be used in combination with selected individual securities to effectively model institutional-level investment strategies. The Fund is intended to help enable certain separately managed account investors to achieve greater diversification than smaller managed accounts might otherwise achieve.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management").
Futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee.
Investments in registered open-end investment companies are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and

Allspring Managed Account  |  19

Notes to financial statements
settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Forward foreign currency contracts
A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund's maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Interest income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Paydown gains and losses are included in interest income.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income monthly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

20  |  Allspring Managed Account

Notes to financial statements
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the period since commencement of operations are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of August 31, 2022, the aggregate cost of all investments for federal income tax purposes was $26,664,792 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 106,801
Gross unrealized losses	(3,236,608)
Net unrealized losses	$(3,129,807)
As of August 31, 2022, the Fund had current year deferred post-October capital losses consisting of $634,662 in short-term capital losses and $50,774 in long-term capital losses which will be recognized in the first day of the following fiscal year.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Allspring Managed Account  |  21

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Agency securities	$ 0	$ 1,128,267	$0	$ 1,128,267
Asset-backed securities	0	3,348,956	0	3,348,956
Corporate bonds and notes	0	4,691,398	0	4,691,398
Foreign corporate bonds and notes	0	1,119,526	0	1,119,526
Foreign government bonds	0	1,483,975	0	1,483,975
Non-agency mortgage-backed securities	0	4,541,189	0	4,541,189
U.S. Treasury securities	3,935,844	0	0	3,935,844
Yankee corporate bonds and notes	0	1,356,256	0	1,356,256
Yankee government bonds	0	598,521	0	598,521
Short-term investments
Investment companies	1,224,726	0	0	1,224,726
	5,160,570	18,268,088	0	23,428,658
Forward foreign currency contracts	0	102,433	0	102,433
Futures contracts	36,113	0	0	36,113
Total assets	$5,196,683	$18,370,521	$0	$23,567,204
Liabilities
Forward foreign currency contracts	$ 0	$ 5,070	$0	$ 5,070
Futures contracts	27,149	0	0	27,149
Total liabilities	$ 27,149	$ 5,070	$0	$ 32,219
Futures contracts and forward foreign currency contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the tables following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended August 31, 2022, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
The Trust has entered into an investment management contract with Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. The manager is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund. For providing these services, Allspring Funds Management does not receive a fee from the Fund but is entitled to receive fees from separately managed account sponsors of the wrap-fee programs. Out of these fees, Allspring Funds Management pays Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, for its services as the subadviser to the Fund.
Generally, no ordinary operating fees or expenses are charged to the Fund. Allspring Funds Management has contractually committed to irrevocably absorb and pay or reimburse all ordinary operating expenses of the Fund, except portfolio transactions or other investment-related costs (e.g., commissions), fees payable for services provided by the Fund’s securities lending agent (if any), interest, taxes, leverage expenses, and other expenses not incurred in the ordinary course of the Fund’s business. This commitment has an indefinite term.

22  |  Allspring Managed Account

Notes to financial statements
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2022 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$25,283,075	$8,050,491	$25,433,913	$4,786,184
6. DERIVATIVE TRANSACTIONS
During the year ended August 31, 2022, the Fund entered into futures contracts to speculate on interest rates and to help manage the duration of the portfolio. The Fund also entered into forward foreign currency contracts for economic hedging purposes.
The volume of the Fund's derivative activity during the year ended August 31, 2022 was as follows:
Futures contracts
Average notional balance on long futures	$11,203,632
Average notional balance on short futures	8,680,525
Forward foreign currency contracts
Average contract amounts to buy	$ 388,771
Average contract amounts to sell	2,148,667
A summary of the location of derivative instruments on the financial statements by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of August 31, 2022 by primary risk type was as follows for the Fund:
	Asset derivatives		Liability derivatives
	Statement of Assets and Liabilities location	Fair value	Statement of Assets and Liabilities location	Fair value
Interest rate risk	Unrealized gains on futures contracts	$ 36,113*	Unrealized losses on futures contracts	$ 27,149*
Foreign currency risk	Unrealized gains on forward foreign currency contracts	102,433	Unrealized losses on forward foreign currency contracts	5,070
		$138,546		$32,219
* Amount represents the cumulative unrealized gains (losses) as reported in the table following the Portfolio of Investments. For futures contracts, only the current day's variation margin as of August 31, 2022 is reported separately on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended August 31, 2022 was as follows:
	Net realized gains (losses) on derivatives
	Forward foreign currency contracts	Futures contracts	Total
Interest rate risk	$ 0	$ 27,212	$ 27,212
Foreign currency risk	209,774	0	209,774
	$209,774	$27,212	$236,986

Allspring Managed Account  |  23

Notes to financial statements
	Net change in unrealized gains (losses) on derivatives
	Forward foreign currency contracts	Futures contracts	Total
Interest rate risk	$ 0	$ 27,371	$ 27,371
Foreign currency risk	97,301	0	97,301
	$97,301	$27,371	$124,672
For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, for OTC derivatives is as follows:
Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Citibank National Association	$102,433	$(5,070)	$0	$97,363

Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities
Citibank National Association	$5,070	$(5,070)	$0	$0
7. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid for the year ended August 31, 2022 was $932,123 of ordinary income and $29,171 of long-term capital gain. For the year ended August 31, 2021, the Fund did not pay any distributions to shareholders.
As of August 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Unrealized losses	Post-October capital losses deferred
$260,698	$(3,140,614)	$(685,436)
8. CONCENTRATION RISK
Concentration risk exists when a shareholder owns a large amount of shares of the Fund. A fund with a concentration of ownership may be more affected by the investment activity of those shareholders than would be a fund that does not have any ownership concentration. As of August 31, 2022, Allspring Funds Management or one of its affiliates owned 100% of the Fund.

24  |  Allspring Managed Account

Notes to financial statements
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

Allspring Managed Account  |  25

Report of independent registered public accounting firm
To the Shareholder of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Managed Account CoreBuilder Shares - Series CP (formerly, Wells Fargo Managed Account CoreBuilder Shares - Series CP) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of August 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and the period from June 2, 2021 (commencement of operations) to August 31, 2021, and the related notes (collectively, the financial statements) and the financial highlights for the year then ended and the period from June 2, 2021 to August 31, 2021. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and the period from June 2, 2021 to August 31, 2021, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
October 27, 2022

26  |  Allspring Managed Account

Other information (unaudited)
TAX INFORMATION
Pursuant to Section 852 of the Internal Revenue Code, $29,171 was designated as a 20% rate gain distribution for the fiscal year ended August 31, 2022.
For the fiscal year ended August 31, 2022, $477,285 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended August 31, 2022, 16% of the ordinary income distributed was derived from interest on U.S. government securities.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Managed Account  |  27

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 124 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

28  |  Allspring Managed Account

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner, Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner, Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination Medical Center Corporation. Board member of the Minnesota Wild Foundation.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Managed Account  |  29

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

30  |  Allspring Managed Account

Other information (unaudited)
LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Allspring Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series (other than the series that operate as money market funds), including the Fund, which is reasonably designed to assess and manage the Fund's liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Allspring Funds Management, LLC (“Allspring Funds Management”), the Fund's investment manager, to administer the Program, and Allspring Funds Management has established a Liquidity Risk Management Council (the "Council") composed of personnel from multiple departments within Allspring Funds Management and its affiliates to assist Allspring Funds Management in the administration of the Program.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund's liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund's investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund's assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund's “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held on May 24-25, 2022, the Board received and reviewed a written report (the “Report”) from Allspring Funds Management that, among other things, addressed the operation of the Program and assessed its adequacy and effectiveness for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Other than extended foreign market holidays, no significant liquidity events impacting the Funds were noted in the Report. In addition, other than corporate-related changes to the Program, there were no material changes to the Program during the Reporting Period.
Allspring Funds Management determined in the Report that the Program has been implemented and operates effectively to manage the Fund’s liquidity risk, and Allspring Funds Management continues to believe that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Allspring Managed Account  |  31

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
Attn: Managed Account Services
P.O. Box 1450
Milwaukee, WI 53201
Website: allspringglobal.com
Telephone: 1-888-877-9275
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-888-877-9275 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0922-00058 10-22
A215/AR215 08-22

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by the report, Allspring Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Allspring Funds Trust has determined that Isaiah Harris is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Harris is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal	Fiscal
	year ended	year ended
	August 31, 2022	August 31, 2021
Audit fees	$601,270	$503,450
Audit-related fees	—	—
Tax fees (1)	46,820	41,070
All other fees	—	—

	$648,090	$544,520

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chair of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Allspring Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chair, Management shall prepare a brief description of the proposed services.

If the Chair approves of such service, he or she shall sign the statement prepared by Management.

Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for each series of Allspring Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Allspring Funds Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1) Code of Ethics.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allspring Funds Trust

By:	/s/ Andrew Owen
Andrew Owen
President
Date:	October 27, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Allspring Funds Trust

By:	/s/ Andrew Owen
Andrew Owen
President
Date:	October 27, 2022

By:	/s/ Jeremy DePalma
Jeremy DePalma
Treasurer
Date:	October 27, 2022